                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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
      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                 RULE 14a-6(c)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                    LIBERTY FINANCIAL COMPANIES, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement, if other than Registrant)
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Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies: Liberty Financial Companies, Inc. common stock, $0.01 par value per share.
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies: 14,452,480 shares of common stock, which represent the 48,927,740 shares outstanding as of July 12, 2001, less the 34,475,260 shares beneficially owned by Liberty Mutual
         Insurance Company on that date.
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $33.44*
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction: $3,085,290,964
         -----------------------------------------------------------------------
     (5) Total fee paid (transaction value) X (one-fiftieth of one percent):
         $617,058
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

------------------------

* Pursuant to the Agreement and Plan of Merger, dated as of June 4, 2001, by and among Liberty Financial Companies, Inc., Liberty Mutual Insurance Company and LFC Acquisition Corporation, LFC Acquisition Corporation will merge with and into Liberty Financial Companies, Inc., and each outstanding share of common stock of Liberty Financial Companies, Inc., except for shares beneficially owned by Liberty Mutual Insurance Company and its affiliates and shares held by holders seeking statutory appraisal rights under Massachusetts law, will be converted into the right to receive $33.44 in cash, subject to adjustment. Pursuant to the terms of the Stock Purchase Agreement, dated as of May 2, 2001, by and among Sun Life Assurance Company of Canada, Liberty Financial Companies, Inc. and Liberty Financial
    Services, Inc, Sun Life Assurance Company of Canada has agreed to pay Liberty Financial Companies, Inc. and Liberty Financial Services, Inc. a sum of $1,702,000,000 for the purchase of the capital stock of certain subsidiaries. Pursuant to the terms of the Stock Purchase Agreement, dated as of June 4, 2001, by and among Fleet National Bank, Liberty Financial Companies, Inc. and Liberty Financial Services, Inc., Fleet National Bank has agreed to pay Liberty Financial Companies, Inc. and Liberty Financial Services, Inc. a sum of $900,000,000, subject to adjustment, for the purchase of the capital stock of certain subsidiaries. The proposed maximum aggregate value of the transaction is $3,085,290,964 calculated as follows: the sum of (a) the product of 14,452,481 shares of common stock and $33.44;
    (b) $1,702,000,000; and (c) $900,000,000. In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee is determined by multiplying the transaction value by one-fiftieth of one percent.

                       LIBERTY FINANCIAL COMPANIES, INC.
                              600 ATLANTIC AVENUE
                                BOSTON, MA 02210
                                  617-722-6000

                            ------------------------

                                                                          , 2001

Dear Stockholder:

    You are cordially invited to attend the special meeting of the stockholders of Liberty Financial Companies, Inc., a Massachusetts corporation, or LFC, to be
held on         , 2001, at 11:00 a.m., local time, in Room AV-1 on the third floor of The Federal Reserve Bank of Boston at 600 Atlantic Avenue, Boston, Massachusetts.

    At this meeting, you will be asked to consider and vote upon proposals to:

    1. Authorize and approve the sale by LFC to Sun Life Assurance Company of Canada, or Sun Life, of LFC's annuity and intermediary retail distribution business through the sale of the stock of the direct and indirect subsidiaries of LFC that constitute that business;

    2. Authorize and approve the sale by LFC to Fleet National Bank, or Fleet, of LFC's asset management business through the sale of the stock of the direct and indirect subsidiaries of LFC that constitute that business; and

    3. Adopt and approve the agreement and plan of merger dated as of June 4, 2001, by and among LFC, Liberty Mutual Insurance Company, LFC's controlling stockholder, or Liberty Mutual, and LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual, pursuant to which LFC Acquisition Corporation will be merged with and into LFC, with LFC being the surviving corporation.

    If the Sun Life transaction is completed, LFC will receive consideration of approximately $1.7 billion in cash. A copy of the Sun Life purchase agreement is included as Appendix A-1 to the attached proxy statement. If the Fleet transaction is completed, LFC will receive consideration of approximately
$900 million in cash, subject to adjustment. A copy of the Fleet purchase agreement is included as Appendix B-1 to the attached proxy statement. If the merger is completed, stockholders of LFC (other than Liberty Mutual and its subsidiaries and LFC stockholders who have exercised their statutory appraisal rights under Massachusetts law) will receive consideration of $33.44 in cash per share of LFC common stock, subject to adjustment, and LFC will become a wholly owned subsidiary of Liberty Mutual. A copy of the merger agreement is included as Appendix C to the attached proxy statement.

    Neither the Fleet transaction nor the Sun Life transaction is conditioned upon completion of the other or the merger, and each of the Fleet transaction and the Sun Life transaction may occur regardless of whether the other transaction or the merger is abandoned. The merger is conditioned upon completion of both the Sun Life transaction and the Fleet transaction.

    The board of directors of LFC has concluded that each of the Sun Life transaction, the Fleet transaction, the merger and the terms of each of the Sun Life purchase agreement, the Fleet purchase agreement and the merger agreement are fair to and in the best interests of LFC and its stockholders. Included as Appendix D-1, D-2 and D-3 to the attached proxy statement are the written opinions of Credit Suisse First Boston Corporation, LFC's financial advisor, addressed to the board of directors of LFC with respect to the fairness from a financial point of view of the consideration to be received in the Sun Life transaction, the Fleet transaction and the merger transaction. You should carefully read the transaction agreements and Credit Suisse First Boston's opinions in their entirety.

    The board of directors of LFC, after careful consideration, approved each of the Sun Life transaction, the Fleet transaction and the merger agreement and declared each to be advisable and in the best interests of LFC's stockholders and recommended that each of the transactions and the merger agreement be submitted to LFC's stockholders for approval. The board of directors of LFC unanimously approved the Sun Life transaction and the merger. William F. Connell, Thomas J. May, Gary L. Countryman and Marian L. Heard, who are members of LFC's board of directors, did not participate in the vote to approve the Fleet transaction because each of them also serves on the board of directors of Fleet's parent company. The Fleet transaction was unanimously approved by the remaining directors of LFC.

    Although LFC does not believe that a vote of the stockholders of LFC is required by law or LFC's charter or by-laws to approve either the Sun Life transaction or the Fleet transaction standing alone, LFC believes that under Massachusetts law the approval of LFC's stockholders is required for both transactions taken together. Additionally, the applicable transaction agreements relating to the Sun Life transaction and the Fleet transaction require the receipt of the affirmative vote of the holders of a majority of the outstanding shares of LFC common stock. Under LFC's charter, the affirmative vote of the holders of a majority of the outstanding shares of LFC common stock is required to consummate the merger.

    The board of directors of LFC recommends that you vote to adopt and approve the merger agreement and in favor of each of the Sun Life transaction, the Fleet transaction and the merger. In considering the recommendation of the board, stockholders should be aware that each of LFC's directors is also a member of the board of directors of Liberty Mutual, and thus has interests that are in addition to, or different from, your interests as a stockholder of LFC. Liberty Mutual has indicated that it will vote in favor of each item proposed for approval at the special meeting. A vote in favor of the transactions and the merger by Liberty Mutual would ensure approval and authorization of the Sun Life and Fleet transactions and the adoption and approval of the merger agreement. Liberty Mutual has entered into a voting agreement with Sun Life, pursuant to which Liberty Mutual has agreed to vote all of its shares of LFC common stock in favor of the Sun Life transaction, subject to the terms of that agreement. A copy of the Sun Life voting agreement is included as Appendix A-2 to the attached proxy statement. Liberty Mutual has also entered into a voting agreement with Fleet, pursuant to which Liberty Mutual has agreed to vote all of its shares of LFC common stock in favor of the Fleet transaction, subject to the terms of that agreement. A copy of the Fleet voting agreement is included as Appendix B-2 to the attached proxy statement. Only stockholders of record as of
the close of business on         , 2001 will receive notice of and be able to
vote at the special meeting or any adjournments of the meeting.

    If completed, the merger will constitute a "going-private" transaction for LFC under the federal securities laws. Following the merger, LFC's common stock will no longer be publicly traded on the New York Stock Exchange or the Boston Stock Exchange, and LFC will formally terminate its filing obligations under the Securities Exchange Act of 1934, as amended and will no longer be required to file periodic and other reports with the Securities and Exchange Commission. As a result of the merger, the holders of LFC's common stock, other than Liberty Mutual and its affiliates and the stockholders of LFC who have validly perfected their appraisal rights, will be entitled to receive the cash merger price and will no longer have an interest in the future economic performance of LFC.

    The attached notice of special meeting and proxy statement describe the Sun Life transaction, the Fleet transaction and the merger, including the terms of the principal agreements relating to each of the transactions, and provides other information about LFC. We urge you to read these materials carefully. You can also obtain other information about LFC from documents filed with the Securities and Exchange Commission.

    These are important decisions for LFC and its stockholders. Whether or not you plan to attend the meeting, I urge you to vote by completing, dating, signing and promptly returning the enclosed proxy card to ensure that your shares will be voted at the meeting.

    Thank you in advance for your participation and prompt attention.

                                          Sincerely,

                                          Gary L. Countryman
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Whether or not you plan to attend, it is important that your shares are represented at the special meeting. You are requested to complete promptly, sign and date the enclosed proxy card and return it in the envelope provided. You may revoke your proxy at any time prior to its exercise in the manner described in this proxy statement. Any stockholder present at the special meeting may revoke that holder's proxy and vote personally on the matters before the special meeting.

    The board of directors recommends that the stockholders vote "FOR" each of the matters presented to the special meeting. In considering the recommendation of the board of directors, stockholders should be aware that each of LFC's directors is also a member of the board of directors of Liberty Mutual, LFC's controlling stockholder, and thus has interests that are in addition to, or different from, your interests as stockholders of LFC. For a complete discussion of those and other interests, we refer you to the section entitled "THE TRANSACTIONS--SPECIAL FACTORS--Interests of Certain Persons in the Transactions and Potential Conflicts of Interests" in the proxy statement.

    If a properly executed proxy card is submitted and no instructions are given, the shares of LFC common stock represented by that proxy will be voted "FOR" the matters submitted to the special meeting.

    Please do not send your stock certificate(s) to LFC at this time.

                       LIBERTY FINANCIAL COMPANIES, INC.
                              600 ATLANTIC AVENUE
                                BOSTON, MA 02210

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                                           , 2001

                            ------------------------

To the Stockholders of LIBERTY FINANCIAL COMPANIES, INC.

    A special meeting of Stockholders of Liberty Financial Companies, Inc. will be held on the date, at the time and location and for the purposes indicated below:

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Date.........................  , 2001

Time.........................  11:00 a.m. local time

Place........................  Room AV-1 on the third floor of The Federal Reserve Bank of Boston at
                               600 Atlantic Avenue, Boston, Massachusetts.

Items of Business............  1.  To consider and vote upon a proposal to authorize and approve the sale by LFC to Sun Life Assurance Company of Canada, or Sun Life,
                               pursuant to a stock purchase agreement dated as of May 2, 2001, as amended, of LFC's annuity and intermediary retail distribution business through the sale of the stock of the following direct and indirect subsidiaries of LFC and Liberty Financial Services, Inc.,
                               LFC's wholly owned subsidiary, which constitute that business:
                               Independent Financial Marketing Group, Inc., Keyport Life Insurance
                               Company, Liberty Securities Corporation, LSC Insurance Agency of
                               Arizona, Inc., LSC Insurance Agency of New Mexico, Inc., and LSC
                               Insurance Agency of Nevada, Inc.;

                               2.  To consider and vote upon a proposal to authorize and approve the sale by LFC to Fleet National Bank, or Fleet, pursuant to a stock purchase agreement dated as of June 4, 2001, of LFC's asset management business through the sale of the stock of the following direct and indirect subsidiaries of LFC and Liberty Financial
                               Services, Inc., which constitute that business: Liberty Funds
                               Group LLC, Liberty Asset Management Company, Liberty Newport
                               Holdings, Limited, WAM Acquisition GP, Inc., Liberty Wanger Asset
                               Management, L.P., Crabbe Huson Group, Inc., Progress Investment
                               Management Company, and Liberty Advisory Services Corp.;
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                                      N-1

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                               3.  To consider and vote upon a proposal to adopt and approve the agreement and plan of merger dated as of June 4, 2001, by and among
                               LFC, Liberty Mutual Insurance Company, LFC's controlling stockholder, or Liberty Mutual, and LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual, pursuant to which LFC Acquisition
                               Corporation will be merged with and into LFC, with LFC being the surviving corporation; and

                               4.  To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Record Date..................  You are entitled to vote at the meeting if you were a stockholder of
                               record as of the close of business on         , 2001.

Appraisal Rights.............  Under Massachusetts law, stockholders are entitled to seek appraisal rights in connection with certain merger transactions and in connection with the sale of all or substantially all of a
                               corporation's property and assets. Depending on the circumstances and the timing of the transactions, you may be able to seek appraisal rights in connection with the Sun Life transaction and the Fleet transaction if the applicable transaction is approved and completed.
                               You will be entitled to seek appraisal rights under Massachusetts law in connection with the merger if the merger is approved by LFC's stockholders and is completed. If the Sun Life transaction is completed before the Fleet transaction, LFC believes that the Sun
                               Life transaction will not represent a sale of all or substantially all of the property and assets of LFC, and, accordingly, that you will not have appraisal rights. However, the matter is not free from doubt, and a court may determine that the Sun Life transaction constitutes a sale of substantially all of LFC's property and assets.
                               LFC believes that if the Sun Life transaction is completed after the
                               Fleet transaction, you will be entitled to appraisal rights under
                               Massachusetts law in connection with the Sun Life transaction. LFC believes that if the Fleet transaction is completed after the Sun
                               Life transaction, you will be entitled to appraisal rights under
                               Massachusetts law in connection with the Fleet transaction. LFC believes that if the Fleet transaction is completed before the Sun
                               Life transaction, you will not be entitled to appraisal rights.
                               However, a court could disagree with our opinions and conclude that appraisal rights are available with respect to each of the Sun life transaction and the Fleet transaction standing alone. Therefore, if you object to any of our proposed transactions and wish to pursue appraisal rights, you must:

                               -          file with LFC BEFORE the stockholders' vote to authorize
                                          or approve that transaction(s), a written objection to any transaction(s) stating your intention to demand payment
                                          for your shares if that transaction(s) is approved and
                                          completed;

                               -          refrain from voting in favor of approving that
                                          transaction(s); and
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                                      N-2
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                               -          make written demand to LFC for payment for your shares
                                          within 20 days of the date of mailing by LFC of notice
                                          that the transaction(s) to which you have objected has
                                          been completed and otherwise comply with the applicable
                                          provisions of Massachusetts law.

                               "Fair Value" of a dissenting stockholder's shares will be determined as of the day before the approval by the stockholders of the event to which that stockholder objected, excluding any element of value arising from the expectation or completion of the event. LFC believes that, because each of the Sun Life transaction, the Fleet transaction and the merger will be presented for approval at the special meeting,
                               "fair value" of all dissenters' shares will be determined as of the same date (the day before the special meeting) regardless of the transaction(s) to which any particular dissenter objected.

                               LFC AND ANY STOCKHOLDER EXERCISING APPRAISAL RIGHTS WILL HAVE THE
                               RIGHTS AND DUTIES AND BE REQUIRED TO FOLLOW THE PROCEDURES SET FORTH
                               IN SECTIONS 86 THROUGH 98, INCLUSIVE, OF CHAPTER 156B OF THE
                               MASSACHUSETTS GENERAL LAWS. STRICT ADHERENCE TO THE STATUTORY
                               PROVISIONS IS REQUIRED TO EXERCISE STATUTORY APPRAISAL RIGHTS, AND,
                               IF YOU DESIRE TO EXERCISE THESE RIGHTS, WE URGE YOU TO CAREFULLY
                               REVIEW THE DISCUSSION OF APPRAISAL RIGHTS IN THE ATTACHED PROXY
                               STATEMENT AND FOLLOW THE RELEVANT PORTIONS OF MASSACHUSETTS LAW,
                               WHICH ARE REPRINTED IN THEIR ENTIRETY AS APPENDIX E TO THIS PROXY
                               STATEMENT.

Voting.......................  Your vote is important. Please vote in one of the following two ways:

                               -          attend the meeting and vote in person; or

                               -          mark, sign, date and promptly return the enclosed proxy
                                          card in the postage-paid envelope. You may revoke your
                                          proxy in the manner described in this proxy statement at
                                          any time before it is voted at the special meeting.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions described in this document, passed upon the fairness or merits of these transactions, or passed upon the accuracy or adequacy of the disclosure in this document. Any representation to the contrary is a criminal offense.

    This notice, the proxy statement and form of proxy card are first being
mailed to LFC's stockholders beginning on or about             , 2001.

                                          By order of the Board of Directors

                                          Kevin M. Carome
                                          CLERK

Boston, Massachusetts
            , 2001

    IF YOU HAVE QUESTIONS ABOUT THE PROPOSALS, INCLUDING THE PROCEDURES FOR
VOTING YOUR SHARES, PLEASE CONTACT ALICIA VERITY OF LFC'S INVESTOR RELATIONS
DEPARTMENT, AT 617-371-2200.

                                      N-4
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                               TABLE OF CONTENTS

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                                                              PAGE NO.
                                                              ---------
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QUESTIONS AND ANSWERS ABOUT THE MEETING.....................     Q-1

SUMMARY TERM SHEET..........................................       1

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING
  INFORMATION...............................................      12

INFORMATION CONCERNING THE MEETING..........................      13
  Date, Time, and Place of the Meeting......................      13
  Purpose of the Meeting....................................      13
  Record Date, Quorum Requirement and Vote Required.........      13
  Solicitation, Revocation and Use of Proxies...............      14
  Voting Procedures.........................................      14
  Additional Voting Information.............................      15
  Appraisal Rights..........................................      15
  Exchange of Stock Certificates............................      16

THE TRANSACTIONS--SPECIAL FACTORS...........................      17
  Background of the Transactions............................      17
  Recommendations of the Board of Directors.................      30
  Opinions of the Financial Advisor.........................      34
  Interests of Certain Persons in the Transactions and
    Potential Conflicts of Interest.........................      42
  Position of Liberty Mutual as to Fairness of the
    Transactions............................................      45
  Factors Considered by Liberty Mutual......................      45
  Consequences of the Transactions..........................      46
  Stockholder Lawsuits Challenging the Merger...............      47
  Notice of Dispute Concerning Sale of IFMG.................      47
  U.S. Federal Income Tax Consequences......................      47
  Accounting Treatment......................................      49
  Financing; Source of Funds................................      49
  Fees and Expenses.........................................      49
  Regulatory Requirements...................................      50

SUN LIFE TRANSACTION--AGREEMENTS............................      52
  The Sun Life Purchase Agreement...........................      52
  The Sun Life Voting Agreement.............................      59
  The Sun Life License Agreement............................      59
  The Sun Life/Liberty Mutual Letter Agreement..............      59
  The Liberty Mutual Guaranty...............................      60
  The Keyport Agreements....................................      60

FLEET TRANSACTION--AGREEMENTS...............................      62
  The Fleet Purchase Agreement..............................      62
  The Fleet Voting Agreement................................      69
  The Fleet License Agreement...............................      70
  The Fleet/Liberty Mutual Letter Agreement.................      70

TRANSITION SERVICES AND INDEMNIFICATION AGREEMENT AND
  RELATED AGREEMENTS........................................      71

THE GOING PRIVATE TRANSACTION--THE MERGER AGREEMENT.........      74

APPRAISAL RIGHTS............................................      80

                                      (i)

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INFORMATION ABOUT LFC.......................................      83
  Audit Committee Report....................................      83
  Security Ownership of Certain Beneficial Owners and
    Management..............................................      83
  Retention Plans...........................................      85
  Market Price of LFC Common Stock and Dividends............      87
  Unaudited Pro Forma Financial Information.................      88

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--MATTERS
  PERTAINING TO LIBERTY MUTUAL..............................     101
  General...................................................     101
  The Transactions..........................................     101
  $200 Million Loan.........................................     103
  Reimbursement Of Certain Direct Costs and Intercompany
    Agreements..............................................     103
  Tax Sharing Agreement.....................................     104
  Registration Rights Agreement.............................     105
  Certain Other Transactions Involving Liberty Mutual.......     105

INDEPENDENT ACCOUNTANTS.....................................     107
  Appointment of Ernst & Young LLP..........................     107
  Audit Fees................................................     107
  Other Fees................................................     107

ADDITIONAL INFORMATION......................................     108
  Submission of Stockholder Proposals at the Next Annual
    Meeting.................................................     108
  Other Matters.............................................     108
  Documents Incorporated by Reference.......................     108

                                      (ii)

                            ------------------------

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

                            ------------------------

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Q:   When and where is the special meeting?     A:   The special meeting will be held on            ,
                                                     2001 at 11:00 a.m., local time, at 600 Atlantic
                                                     Avenue, Room AV-1, 3rd Floor, Boston,
                                                     Massachusetts.

Q:   Who is entitled to vote at the meeting?    A:   Holders of shares of LFC's common stock, $.01 par
                                                     value, whose names appeared of record at the close
                                                     of business on            , 2001, the record date,
                                                     will be entitled to vote at the meeting. On that
                                                     date,       shares of LFC common stock were issued
                                                     and outstanding. Shares of LFC common stock can be
                                                     voted only if the owner of record is present to vote
                                                     or is represented by proxy.

Q:   How many votes do I have?                  A:   You have one vote for each share of LFC common stock
                                                     that you owned at the close of business on
                                                                , 2001.

Q:   What stockholder approvals do the          A:   Both the Sun Life transaction and the Fleet
     transactions require?                           transaction are conditioned on receipt of the
                                                     affirmative vote of the holders of a majority of the
                                                     outstanding shares of LFC common stock. LFC believes
                                                     that under Massachusetts law the approval of LFC's
                                                     stockholders is required to approve both
                                                     transactions taken together. Under LFC's charter,
                                                     the affirmative vote of the holders of a majority of
                                                     the outstanding shares of LFC common stock is
                                                     required to consummate the merger. Liberty Mutual,
                                                     which owns more than a majority of the outstanding
                                                     shares of LFC common stock, has indicated its
                                                     intention to vote its majority ownership interest in
                                                     favor of the Sun Life transaction, the Fleet
                                                     transaction and the merger and has agreed to vote in
                                                     favor of the Sun Life transaction and the Fleet
                                                     transaction pursuant to separate voting agreements
                                                     with each of Sun Life and Fleet. A vote in favor of
                                                     each of the transactions and the merger by Liberty
                                                     Mutual would ensure approval and authorization of
                                                     the Sun Life and Fleet transactions and the adoption
                                                     and approval of the merger agreement.
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                                      Q-1

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
Q:   If my shares are held in "street name" by  A:   Your broker will not have the power to vote your
     my broker, will my broker vote my shares        shares with respect to the proposals regarding the
     for me with respect to the proposals            Sun Life and Fleet transactions and the merger
     regarding the transactions and the merger       agreement. Your broker will vote your shares with
     agreement?                                      respect to the proposals regarding the Sun Life and
                                                     Fleet transactions and the merger agreement only if
                                                     you provide him or her with instructions on how to
                                                     vote. Failure to instruct your broker on how to vote
                                                     your shares will have the effect of a vote "against"
                                                     the proposals regarding the Sun Life and Fleet
                                                     transactions and the merger agreement. You should
                                                     follow the directions provided by your broker on how
                                                     to instruct your broker to vote your shares. For
                                                     more information, you should read the section
                                                     entitled "INFORMATION CONCERNING THE
                                                     MEETING--Additional Voting Information" in this
                                                     proxy statement.

Q:   May I change my vote after I have mailed   A:   Yes. You may revoke your proxy at any time before it
     my signed proxy card?                           is exercised by returning to LFC another properly
                                                     signed proxy representing your shares and bearing a
                                                     later date or by otherwise delivering a written
                                                     revocation to the following address: Proxy Services,
                                                     EquiServe, P.O. Box 9379, Boston,
                                                     Massachusetts 02205-9956. In addition, a stockholder
                                                     attending the meeting may vote in person even though
                                                     he or she may have previously submitted a proxy.

Q:   What do I need to do now?                  A:   After carefully reading the material provided to
                                                     you, please sign and mail your proxy card in the
                                                     enclosed return envelope as soon as possible so that
                                                     your shares can be represented at the meeting, even
                                                     if you plan to attend the meeting in person.

Q:   Should I send in my LFC stock              A:   No. You should continue to hold your certificates
     certificates now?                               for LFC common stock. If the merger is completed,
                                                     you will receive a package containing instructions
                                                     on how to exchange your shares for cash.

Q:   Do I have appraisal rights?                A:   You will be entitled to seek appraisal rights under
                                                     Massachusetts law with respect to the merger and,
                                                     depending upon the circumstances, may be able to
                                                     seek appraisal rights with respect to the Sun Life
                                                     transaction and the Fleet transaction. In order to
                                                     exercise appraisal rights, you must strictly comply
                                                     with all of the procedures required under
                                                     Massachusetts law. Those procedures are summarized
                                                     under "APPRAISAL RIGHTS."

Q:   When do you expect the transactions to be  A:   We are working towards completing the transactions
     completed?                                      as quickly as possible. We expect to complete each
                                                     of the transactions in the second half of 2001. The
                                                     Sun Life transaction will be completed only after
                                                     the conditions described in the Sun Life purchase
                                                     agreement have been satisfied or waived. The Fleet
                                                     transaction will be completed only after the
                                                     conditions described in the Fleet purchase agreement
                                                     have been satisfied or waived. The Sun Life
                                                     transaction and the Fleet transaction are not
                                                     conditioned on one another and are likely to be
                                                     completed separately. It is possible that either the
                                                     Sun Life transaction or the Fleet transaction could
                                                     be completed without the other transaction ever
                                                     being completed. However, in no event will the
                                                     merger take place unless both the Sun Life and the
                                                     Fleet transaction have been completed. We expect the
                                                     merger will be completed within sixty days after the
                                                     completion of the last to occur of the Sun Life
                                                     transaction and the Fleet transaction.

Q:   What will I receive in exchange for my     A:   If you continue to own LFC common stock immediately
     LFC common stock following the completion       prior to the effective time of the merger and are
     of the merger?                                  not seeking appraisal rights under Massachusetts
                                                     law, you will be entitled to receive $33.44 in cash,
                                                     subject to adjustment, without interest, for each
                                                     share of LFC common stock that you own. This amount
                                                     may be adjusted as a result of several factors
                                                     including the following:

                                                     -          adjustment to the expected $900 million
                                                                consideration from the Fleet transaction;
                                                                for more information regarding these
                                                                adjustments set forth in the Fleet
                                                                purchase agreement, we refer you to
                                                                "FLEET TRANSACTION--AGREEMENTS"; and

                                                     -          adjustment to LFC's expected taxes and
                                                                expenses related to the transactions,
                                                                including the costs related to our
                                                                outstanding stock options, restricted
                                                                stock and public and other debt; for more
                                                                information regarding these adjustments,
                                                                we refer you to "THE
                                                                TRANSACTIONS--SPECIAL FACTORS--Fees and
                                                                Expenses."

                                                     For a complete discussion of the merger and the
                                                     merger agreement, we refer you to "THE GOING PRIVATE
                                                     TRANSACTION--MERGER AGREEMENT." For more information
                                                     on the determination of the merger consideration, we
                                                     refer you to "THE TRANSACTIONS--SPECIAL FACTORS--
                                                     Background of the Transactions."

Q:   What are the federal income tax            A:   For federal income tax purposes, each stockholder's
     consequences of the merger to the public        receipt of cash in the merger will be treated as a
     holders of LFC common stock?                    taxable sale of the holder's common stock. You
                                                     should consult your tax advisor for a full
                                                     understanding of the tax consequences of the merger.

Q:   Why is LFC's board of directors            A:   LFC's board of directors believes that each of the
     recommending authorization and approval         Sun Life transaction, Fleet transaction and the
     of the Sun Life transaction and the Fleet       merger is fair to and in the best interests of LFC
     transaction and the adoption and approval       and its stockholders.
     of the merger agreement?

Q:   What will happen to outstanding LFC stock  A:   Options to purchase LFC common stock held by
     options?                                        employees of LFC's annuity subsidiaries will become
                                                     fully vested upon the completion of the Sun Life
                                                     transaction and the holders of those options will be
                                                     entitled to receive the difference between the value
                                                     of LFC common stock and the exercise price per share
                                                     of their options. Options held by employees of LFC's
                                                     asset management subsidiaries will become fully
                                                     vested upon the completion of the Fleet transaction
                                                     and the holders of those options will be entitled to
                                                     receive the difference between the value of LFC
                                                     common stock and the exercise price per share of
                                                     their options. Options held by employees of LFC will
                                                     become fully vested upon the completion of the
                                                     merger, and the holders of those options will be
                                                     entitled to receive the difference between the value
                                                     of LFC common stock and the exercise price per share
                                                     of their options. These option payments will be made
                                                     by LFC.

Q.   What will happen to restricted shares of   A:   Shares of restricted LFC common stock held by
     LFC common stock?                               employees of LFC's annuity subsidiaries for which
                                                     the target price stipulated in the applicable
                                                     restricted stock agreement is less than the value of
                                                     LFC common stock will become fully vested upon the
                                                     completion of the Sun Life transaction. Shares of
                                                     restricted LFC common stock held by employees of
                                                     LFC's asset management subsidiaries for which the
                                                     target price stipulated in the applicable restricted
                                                     stock agreement is less than the value of LFC common
                                                     stock will become fully vested upon completion of
                                                     the Fleet transaction. Shares of restricted LFC
                                                     common stock held by employees of LFC for which the
                                                     target price stipulated in the applicable restricted
                                                     stock agreement is less than the value of LFC common
                                                     stock will become fully vested upon the completion
                                                     of the merger. If the cash value of LFC's common
                                                     stock on the applicable date of the change of
                                                     control (as described in LFC's retention plans) is
                                                     less than the applicable target price, the employee
                                                     will forfeit those shares.

Q:   Do certain officers and directors of LFC   A:   Yes. You should be aware that the directors and
     have interests in the proposed                  officers of LFC have interests in the proposed
     transactions that are in addition to or         transactions that are in addition to, or different
     different from your interest as                 from, your interest as a stockholder of LFC.
     stockholders of LFC?                            Specifically, you should be aware that:

                                                     -          each of LFC's directors is also a member
                                                                of the board of directors of Liberty
                                                                Mutual, which as of            , 2001,
                                                                the record date for the special meeting,
                                                                beneficially owned    % of the issued and
                                                                outstanding common stock of LFC;

                                                     -          Gary L. Countryman, the President and
                                                                Chief Executive Officer of LFC, is the
                                                                former chief executive officer of Liberty
                                                                Mutual;

                                                     -          Edmund F. Kelly, who in addition to
                                                                serving as the chairman and as a director
                                                                of LFC and Liberty Mutual, is the
                                                                President, Chief Executive Officer and
                                                                Chairman of Liberty Mutual;

                                                     -          each of William F. Connell and Paul J.
                                                                Darling, who each serve as a director of
                                                                LFC and Liberty Mutual, own 1,500 shares
                                                                of LFC common stock and will be entitled
                                                                to receive $33.44 per share in cash,
                                                                subject to adjustment, as merger
                                                                consideration;

                                                     -          four LFC directors also serve on the
                                                                board of directors of Fleet's parent
                                                                company. These four directors did not
                                                                participate in the vote to approve the
                                                                Fleet transaction; and

                                                     -          substantially all of LFC's employees,
                                                                including LFC's officers other than
                                                                Mr. Countryman, participate in LFC's
                                                                retention plans, which provide for cash
                                                                retention bonuses and, upon a change of
                                                                control, enhanced severance benefits,
                                                                accelerated vesting of options and some
                                                                restricted stock, and additional payments
                                                                to cover excise tax obligations.

Q:   Whom should I contact if I have any        A:   If you have any questions about the special meeting
     questions?                                      or your ownership of LFC common stock, please
                                                     contact Alicia Verity of our Investor Relations
                                                     Department, by telephone at (617) 371-2200. If you
                                                     have any questions about the Sun Life transaction,
                                                     the Fleet transaction or the merger, please write
                                                     to:

                                                                Investor Relations
                                                                      Liberty Financial Companies, Inc.
                                                                      600 Atlantic Avenue
                                                                      Boston, MA 02210

                            ------------------------

                               SUMMARY TERM SHEET

                            ------------------------

    This summary term sheet highlights important selected information from this proxy statement relating to our proposed transactions. This summary term sheet and the question and answer section included above may not contain all the information that is important to you. To understand more fully our proposed transactions and for a more complete description of the terms of the Sun Life purchase agreement, the Fleet purchase agreement and the merger agreement, you should read this entire proxy statement and all of its appendixes before voting. We have included page references parenthetically below to direct you to more complete descriptions of the topics presented in this summary term sheet. Additional information about LFC has been filed with the Securities and Exchange Commission and is available upon request without charge. See "ADDITIONAL
INFORMATION" on p.   of this proxy statement.

    THE PARTIES TO THE TRANSACTIONS

    - Liberty Financial Companies, Inc., or LFC, is a Massachusetts corporation. LFC is an asset accumulation and management company with two core lines of business: retirement-oriented insurance products and investment management products. LFC's retirement-oriented insurance products consist substantially of annuities. LFC's investment management products consist primarily of mutual funds and institutional asset management services. LFC sells its products through multiple distribution channels, including brokerage firms, banks and other depository institutions, financial planners and insurance agents, as well as directly to investors. LFC's principal executive offices are located at 600 Atlantic Avenue, Boston, Massachusetts 02210-2214, and its telephone number is (617) 371-2200.

    - Liberty Financial Services, Inc., or LFS, is a Massachusetts corporation and a wholly owned subsidiary of LFC and is primarily engaged in the business of holding securities of some of LFC's indirect operating subsidiaries. LFS's principal executive offices are located at 600 Atlantic Avenue, Boston, Massachusetts 02210-2214, and its telephone number is (617) 371-2200.

    - Liberty Mutual Insurance Company, or Liberty Mutual, is a Massachusetts insurance corporation and the controlling stockholder of LFC. Liberty Mutual is a leading provider of workers' compensation insurance and other commercial and non-commercial lines of insurance, including homeowners, auto and group life. Liberty Mutual has more than 900 offices in 15 countries, including Canada, Japan, Mexico, Singapore, and the United
      Kingdom. As of                   , 2001, the record date, Liberty Mutual
      owned beneficially shares of LFC common stock representing approximately
            % of the outstanding shares of LFC common stock. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117, and its telephone number is (617) 357-9500.

    - LFC Acquisition Corporation, or the Merger Sub, which was organized in May, 2001, is a Massachusetts corporation. LFC Acquisition Corporation was organized for the sole purpose of effecting the merger and has not conducted business other than the transactions described in this proxy statement. Liberty Mutual is the sole stockholder of LFC Acquisition Corporation. LFC Acquisition Corporation's principal executive offices are located at c/o Liberty Mutual Insurance Company, 175 Berkeley Street, Boston, Massachusetts 02117, and its telephone number is (617) 357-9500.

    - Sun Life Assurance Company of Canada, or Sun Life, is a Canadian insurance corporation. Sun Life is a leading international financial services organization providing a diverse range of wealth accumulation and protection products and services to individuals and corporate customers. Sun Life and its partners today have operations in key markets worldwide, including Canada, the

      United States, the United Kingdom, Hong Kong, the Philippines, Japan, Indonesia, India and Bermuda. Sun Life's principal executive offices are located at 225 King Street West, Toronto, Ontario, Canada, and its
      telephone number is             .

    - Fleet National Bank, or Fleet, is a wholly-owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include consumer and investment services, corporate and global banking, and capital markets services. Fleet's principal executive offices are located at 100 Federal Street, Boston,
      Massachusetts, 02210, and its telephone number is       .

    THE SUN LIFE TRANSACTION (P. 52)

    - LFC, LFS and Sun Life have entered into a stock purchase agreement under which Sun Life will purchase LFC's annuity and intermediary retail distribution business through the purchase of the stock of the subsidiaries of LFC and LFS that constitute that business. Those subsidiaries are referred to in this proxy statement as the annuity subsidiaries.

    - The purchase price is $1.7 billion in cash.

    CONDITIONS TO THE SUN LIFE TRANSACTION (P. 56)

    The completion of the Sun Life transaction is subject to several conditions, among which are:

    - the authorization of the Sun Life purchase agreement by the affirmative vote of the holders of a majority of the outstanding shares of the common stock of LFC;

    - the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act;

    - obtaining all other material legal consents or approvals;

    - the absence of any legal prohibition against the Sun Life transaction; and

    - the absence of a change, effect or circumstance that would have a material and adverse effect on the assets, condition, business, operations or results of operations of the annuity subsidiaries or which would prevent or materially delay the completion by LFC or LFS of the Sun Life transaction.

    TERMINATION OF THE SUN LIFE PURCHASE AGREEMENT; TERMINATION FEE (P. 57)

    The Sun Life purchase agreement may be terminated at any time before the Sun Life transaction is completed in any of the following ways:

    - by the mutual written consent of all parties;

    - by either Sun Life or LFC if the Sun Life transaction is not completed by March 31, 2002, so long as the failure of the terminating party to fulfill its obligations under the Sun Life purchase agreement is not the cause of the failure of the Sun Life transaction to be completed prior to such date;

    - by Sun Life, or by LFC (provided that in the event of a termination by LFC, LFC must pay Sun Life a termination fee as described below), prior to the authorization of the Sun Life transaction by the stockholders of LFC, if LFC's board of directors withdraws, modifies, changes or fails to reaffirm its recommendation of the Sun Life transaction;

    - by Sun Life, or by LFC (provided that in the event of a termination by LFC, LFC must pay Sun Life a termination fee as described below), prior to the authorization of the Sun Life transaction by the stockholders of LFC, if LFC's board of directors recommends an acquisition proposal that is in conflict with the Sun Life transaction;

    - by Sun Life, or by LFC (provided that in the event of a termination by LFC, LFC must pay Sun Life a termination fee as described below), prior to the authorization of the Sun Life transaction by the stockholders of LFC, if a tender or exchange offer for 20% or more of LFC's outstanding capital stock is commenced and LFC's board of directors fails to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer;

    - by either Sun Life or LFC if the stockholders of LFC do not authorize the Sun Life transaction at the special meeting of LFC's stockholders described in this proxy statement;

    - by Sun Life upon a breach of a representation or warranty or material covenant by LFC or LFS that is not cured within 30 days; or

    - by LFC upon a breach of a representation or warranty or material covenant by Sun Life that is not cured within 30 days.

    If the Sun Life purchase agreement is terminated (absent a wilful breach by one of the parties), all obligations of the parties under the Sun Life purchase agreement, except for obligations with respect to fees and expenses, including a possible termination fee described below, shall be terminated and of no further force and effect.

    If the Sun Life purchase agreement is terminated under any of the following circumstances, LFC would be required to pay Sun Life a termination fee of $85.1 million:

    - if Sun Life terminates the Sun Life purchase agreement due to a breach by LFC or LFS of representations, warranties or material covenants set forth in the Sun Life purchase agreement, and on the date of termination LFC has received, or within three months after that date LFC receives, a proposal for a transaction that LFC would not be entitled to enter into under the Sun Life purchase agreement without payment of the termination fee and, within 12 months from the date of termination of the Sun Life purchase agreement, LFC and LFS complete that transaction for a total purchase price that is greater than the purchase price payable under the Sun Life purchase agreement;

    - if Sun Life terminates the Sun Life purchase agreement due to a breach by LFC of its obligations not to solicit offers for, or engage in negotiations regarding, a transaction that is in conflict with the Sun Life transaction; or

    - if Sun Life terminates, or if LFC and LFS terminate, the Sun Life purchase agreement (which LFC and LFS can do only after they have paid the termination fee) because:

       -- LFC's board of directors has withdrawn, modified, changed or failed to reaffirm its recommendation that LFC's stockholders authorize the Sun Life purchase agreement,

       -- LFC's board of directors has recommended to LFC's stockholders a transaction that is in conflict with the Sun Life transaction, or

       -- a tender or exchange offer for 20% or more of LFC's outstanding capital stock has been commenced and LFC's board of directors has failed to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer.

    THE FLEET TRANSACTION (P. 62)

    - LFC, LFS and Fleet have entered into a stock purchase agreement under which Fleet will purchase LFC's asset management business through the purchase of the stock of the subsidiaries of LFC and LFS that constitute that business.

    - The subsidiaries of LFC and LFS that constitute LFC's asset management business are sometimes referred to in this proxy statement as the asset management subsidiaries.

    - Fleet will assume indebtedness of the asset management subsidiaries of approximately $110 million.

    - The purchase price is $900 million in cash, subject to adjustment.

    POSSIBLE ADJUSTMENTS TO THE PURCHASE PRICE PAYABLE IN THE FLEET TRANSACTION. (P. 62)

    The purchase price payable by Fleet may be adjusted:

    - upward or downward based on increases or decreases in the amount of
      portfolios managed by the asset management subsidiaries from            ,
      2001 until a date prior to the closing, excluding the effects of market action, up to a maximum adjustment, upward or downward, of $180 million as the result of purchases of and exchanges into and withdrawals from and exchanges out of those portfolios, as calculated in accordance with the Fleet purchase agreement;

    - upward or downward based on increases or decreases in the tangible net worth (as defined in the Fleet purchase agreement) of the asset management subsidiaries during a specified time period;

    - downward based on decreases of more than 20% in the market value of assets under management of the asset management subsidiaries, excluding the effects of sales and redemptions, during a specified time period; and

    - upward or downward based on the estimated value of amounts owing to or by LFC at the time of closing in respect of taxes with respect to the income of the asset management subsidiaries, and the settlement of intercompany accounts, agreements and arrangements between LFC and the asset management subsidiaries.

    The extent of any adjustments to the purchase price under the Fleet purchase agreement will probably not be known at or prior to the special meeting. Adjustments to the purchase price will affect the amount you receive in exchange for your LFC common stock in connection with the merger described below.

    CONDITIONS TO THE FLEET TRANSACTION (P. 67)

    The Fleet transaction is subject to the satisfaction or waiver of several conditions, among which are:

    - the authorization of the Fleet transaction by the affirmative vote of the holders of a majority of the outstanding shares of the common stock of LFC;

    - the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act;

    - obtaining all other material legal consents or approvals;

    - the absence of any legal prohibition against the Fleet transaction;

    - at least 75% of the members of the board of trustees of each fund which has approved a new advisory contract with an asset management subsidiary in connection with the Fleet transaction must not be "interested persons," as defined in the Investment Company Act of 1940 as amended, or the Investment Company Act, with respect to LFC;

    - as contemplated by the Investment Company Act, no "unfair burden" within the meaning of the Investment Company Act and no express or implied terms, conditions or understandings applicable to any new advisory contract must have been imposed on any of the funds as a result of the Fleet purchase agreement;

    - the absence of a change, effect or circumstance that would have a material and adverse effect on the assets, condition, business, operations or results of operations of the asset management subsidiaries or which would prevent or delay the completion by LFC or LFS of the Fleet transaction;

    - approvals of the board of trustees and stockholders of funds, offshore funds and non-fund clients representing at least 80% of the assets under management as of March 31, 2001 of the asset management subsidiaries must have been obtained and must be in full force and effect; and

    - the amount of certain portfolios managed by the asset management subsidiaries at the closing shall not be less than 80% of the amount of those portfolios as on December 31, 2000, excluding the effects of market action, after the effects of purchases and of exchanges into and withdrawals from and exchanges out of those porfolios.

    TERMINATION OF THE FLEET PURCHASE AGREEMENT; TERMINATION FEE (P. 68)

    The Fleet purchase agreement may be terminated at any time before the closing in any of the following ways:

    - by the mutual written consent of all parties;

    - by either Fleet or LFC if the Fleet transaction is not completed by April 30, 2002, so long as the failure of the terminating party to fulfill its obligations under the Fleet purchase agreement is not the cause of the failure of the Fleet transaction to be completed prior to such date;

    - by Fleet, or by LFC (provided that, in the event of a termination by LFC, LFC must pay Fleet a termination fee as described below), prior to the authorization of the Fleet transaction by the stockholders of LFC, if LFC's board of directors withdraws, modifies, changes or fails to reaffirm its recommendation of the Fleet transaction;

    - by Fleet, or by LFC (provided that, in the event of a termination by LFC, LFC must pay Fleet a termination fee as described below), prior to the authorization of the Fleet transaction by the stockholders of LFC, if LFC's board of directors recommends an acquisition proposal that is in conflict with the Fleet transaction to Fleet;

    - by Fleet, or by LFC (provided that, in the event of a termination by LFC, LFC must pay Fleet a termination fee as described below), prior to the authorization of the Fleet transaction by the stockholders of LFC, if a tender or exchange offer for 20% or more of LFC's outstanding capital stock is commenced and LFC's board of directors fails to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer;

    - by either Fleet or LFC if the stockholders of LFC do not authorize the Fleet transaction at the special meeting of LFC's stockholders described in this proxy statement;

    - by Fleet upon a breach of a representation or warranty or material covenant by LFC or LFS that is not cured within 30 days; or

    - by LFC upon a breach of a representation or warranty or material covenant by Fleet that is not cured within 30 days.

    If the Fleet purchase agreement is terminated (absent a wilful breach by one of the parties), all obligations of the parties under the Fleet purchase agreement, except for obligations with respect to fees and expenses, including a possible termination fee described below, shall be terminated and be of no further force and effect.

    If the Fleet purchase agreement is terminated under any of the following circumstances, LFC would be required to pay Fleet a termination fee of $45 million:

    - if Fleet terminates the Fleet purchase agreement due to a breach by LFC or LFS of representations, warranties or material covenants set forth in the Fleet purchase agreement, and on the date of termination LFC has received, or within three months after that date LFC receives, a proposal for a transaction that LFC would not be entitled to enter into under the Fleet purchase agreement without payment of the termination fee and, within 12 months from the date of termination of the Fleet purchase agreement, LFC and LFS complete that transaction for a total purchase price that is greater than the purchase price payable under the Fleet purchase agreement;

    - if Fleet terminates the Fleet purchase agreement due to a breach by LFC of its obligations not to solicit offers for, or engage in negotiations regarding, a transaction that is in conflict with the Fleet transaction; or

    - if Fleet terminates, or if LFC terminates, the Fleet purchase agreement (which LFC can do only after it has paid the termination fee) because:

       -- LFC's board of directors has withdrawn, modified, changed or failed to reaffirm its recommendation that LFC's stockholders authorize the Fleet transaction,

       -- LFC's board of directors has recommended to LFC's stockholders a transaction that is in conflict with the Fleet transaction, or

       -- a tender or exchange offer for 20% or more of LFC's outstanding capital stock has been commenced and LFC's board of directors has failed to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer.

    THE MERGER (P. 74)

    - LFC, Liberty Mutual and LFC Acquisition Corporation, a Massachusetts corporation and a wholly owned subsidiary of Liberty Mutual, or Merger Sub, have entered into a merger agreement.

    - The merger agreement provides that, after the completion of both the Sun Life transaction and the Fleet transaction and the fulfillment of other conditions, Merger Sub will merge with and into LFC and LFC will become a wholly owned subsidiary of Liberty Mutual. LFC currently expects that the merger will be consummated within 60 days of the later to close of the Sun Life transaction and the Fleet transaction.

    - As a result of the merger, LFC's stockholders, other than LFC, Liberty Mutual and their subsidiaries and LFC's stockholders exercising appraisal rights, will be entitled to receive $33.44 in cash per share, subject to adjustment, without interest, in exchange for their shares of LFC common stock, and Liberty Mutual will be the only remaining stockholder of LFC.

    - You will not be entitled to any payments in respect of your LFC common stock in connection with the transactions described in this proxy statement unless and until the merger is completed.

    ADJUSTMENTS TO MERGER CONSIDERATION (P. 75)

    The merger consideration is subject to adjustment for the per share effect of the following:

    - the amount by which the net after tax proceeds to LFC from the Sun Life transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $1.487 billion, which represents the estimate of those net after tax proceeds on the date of signing the merger agreement giving effect to the estimated taxes payable by LFC with respect to the Sun Life transaction of $215 million;

    - the amount by which the net after tax proceeds to LFC from the Fleet transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $759 million, which represents the estimate of those net after tax proceeds on the date of signing the merger agreement giving effect to the estimated taxes payable by LFC with respect to the Fleet transaction of $141 million;

    - the amount by which the net after tax costs of LFC with respect to the cancellation under the retention plans of stock options outstanding at the effective time of the merger, as estimated within ten days prior to the effective time of the merger, is more or less than $20 million, which represents the estimate of those net after tax costs on the date of signing the merger agreement, including any change resulting from any purchase price adjustment in the Fleet purchase agreement;

    - the amount by which the net after tax cost of LFC with respect to transaction expenses paid or payable by LFC in connection with the Sun Life transaction, the Fleet transaction or the going private transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $15 million, which represents the estimate of those net after tax costs on the date of signing the merger agreement;

    - the amount by which the net after tax cost of the net corporate liabilities of LFC after the Sun Life transaction and the Fleet transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $635 million, which represents the estimate of those net after tax costs on the date of the signing of the merger agreement; and

    - the amount by which the net tax adjustment with respect to eliminating the estimated corporate level taxes of LFC with respect to the Fleet transaction, net of the estimated after tax benefit to Fleet for making an election under Section 338(h)(10) of the Internal Revenue Code, is more or less than $62 million, which represents the amount of that net tax adjustment as estimated on the date of the signing of the merger agreement.

    The final amount of these potential adjustments, and, therefore, the actual amount per share that you would receive in the merger, will be unknown when you vote your shares, whether by proxy or in person at the special meeting.

    TERMINATION OF THE MERGER AGREEMENT (P. 79)

    The merger agreement may be terminated and the merger abandoned prior to the effective time in any of the following ways:

    - by either LFC or Liberty Mutual if the merger is not completed on or before June 30, 2002, so long as the failure of the terminating party to fulfill its obligations under the merger agreement is not the cause of the failure of the merger to be completed prior to such date;

    - by either LFC or Liberty Mutual if there is a final, non-appealable order prohibiting the merger;

    - by either LFC or Liberty Mutual if LFC's board of directors withdraws or changes in a manner adverse to Liberty Mutual its recommendation of the merger agreement or the merger, the Sun Life transaction or the Fleet transaction;

    - by either LFC or Liberty Mutual if LFC's board of directors shall have otherwise determined that LFC must terminate the merger agreement to comply with its fiduciary duties to LFC's stockholders under applicable law;

    - by either LFC or Liberty Mutual if the merger agreement is not approved by LFC's stockholders; or

    - by Liberty Mutual if either of the Sun Life purchase agreement or the Fleet purchase agreement are terminated for any reason.

    If the merger agreement is terminated, all obligations of the parties under the merger agreement, other than the obligation of each party to pay its fees in connection with the merger agreement will terminate and be of no further force and effect. LFC is not obligated to pay a termination fee to Liberty Mutual in any circumstance, including if LFC were to terminate the merger agreement to comply with its fiduciary duties.

    CONSEQUENCES OF THE TRANSACTIONS (P. 46)

    - As a result of the Sun Life transaction, LFC will no longer own or operate its annuity and intermediary retail and distribution business. That business will be owned and operated by Sun Life.

    - As a result of the Fleet transaction, LFC will no longer own or operate its asset management business. That business will be owned and operated by Fleet.

    The merger will constitute a "going private" transaction under federal securities laws, and as a result:

    - Liberty Mutual will own 100% of the outstanding common stock of LFC, and LFC's current public stockholders will no longer have any interest in the future growth of LFC;

    - LFC's common stock will no longer be traded on the New York Stock Exchange or the Boston Stock Exchange and price quotations will no longer be available; and

    - LFC will terminate the registration of its common stock under the Securities Exchange Act of 1934, or the Exchange Act, will formally terminate its filing obligations under the Exchange Act, and will no longer be obligated to comply with the public reporting requirements of the Exchange Act.

    BACKGROUND OF THE TRANSACTIONS (P. 17)

    In November of 2000, LFC began reviewing its strategic alternatives. At the direction of LFC, LFC's financial advisor, Credit Suisse First Boston Corporation, approached potential buyers of LFC and its annuity and asset management segments. During the first quarter of 2001, various bidders reviewed documents regarding LFC and met with its management. As a result of the bidding process and extensive negotiations, LFC signed the purchase agreement with Sun Life on May 2, 2001, the purchase agreement with Fleet on June 4, 2001, and the merger agreement with Liberty Mutual and the Merger Sub on June 4, 2001.

    ADOPTION OF RETENTION PLANS (P. 83)

    LFC adopted plans to retain its employees during its strategic review. Substantially all of LFC's employees, including LFC's officers other than Mr. Countryman, participate in LFC's retention plans, which provide for cash retention bonuses and, upon a change of control, enhanced severance benefits, accelerated vesting of options and some restricted stock and additional payments to cover excise tax obligations.

    Under the retention plans:

    - employees of the annuity subsidiaries will be entitled to retention bonuses, accelerated vesting of options and restricted stock, enhanced severance benefits and payment of excise taxes following the completion of the Sun Life transaction and, in any case, retention bonuses on November 1, 2001, if the Sun Life transaction is not completed by that date;

    - employees of the asset management subsidiaries will be entitled to retention bonuses, accelerated vesting of options and restricted stock, enhanced severance benefits and payment of excise taxes following the completion of the Fleet transaction and, in any case, retention bonuses on November 1, 2001, if the Fleet transaction is not completed by that date; and

    - employees of LFC will be entitled to retention bonuses, accelerated vesting of options and restricted stock, enhanced severance benefits and payment of excise taxes following the merger and, in any case, retention bonuses on November 1, 2001, if the merger is not completed by that date.

    INTERESTS OF CERTAIN PERSONS AND POTENTIAL CONFLICTS OF INTEREST (P. 42)

    Some of LFC's officers and directors have interests in the transactions or have relationships that present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the transactions. Such relationships include:

    - each of the LFC's directors is also a member of the board of directors of Liberty Mutual;

    - Gary L. Countryman, LFC's president and chief executive officer, is a director of Liberty Mutual and LFC;

    - Edmund F. Kelly, who in addition to serving as chairman and as a director of LFC and Liberty Mutual, is the president and chief executive officer of Liberty Mutual;

    - four directors of LFC also serve on the board of directors of Fleet's parent company; however, these directors did not participate in the vote to approve the Fleet transaction; and

    - the executive officers of LFC, other than Mr. Countryman, own LFC restricted stock or options and participate in LFC's retention plans.

    RECOMMENDATIONS OF LFC'S BOARD OF DIRECTORS (P. 30)

    The LFC board of directors recommends that LFC's stockholders approve and authorize the Sun Life transaction, the Fleet transaction and the merger agreement and the merger. In arriving at its recommendation and determination that each of the Sun Life transaction, the Fleet transaction and the merger is fair to, and in the best interests of, LFC and its stockholders, the board carefully considered the terms of each of the Sun Life purchase agreement, the Fleet purchase agreement and the merger agreement and numerous other factors, both positive and negative.

    POSITION OF LIBERTY MUTUAL AS TO THE FAIRNESS OF THE TRANSACTIONS (P. 45)

    Liberty Mutual believes that each of the transactions is fair to LFC and its stockholders and has indicated its intention to vote in favor of each of the items proposed for approval at the meeting. Such votes by Liberty Mutual would ensure approval of the Sun Life transaction, the Fleet transaction and the merger.

    LIBERTY MUTUAL VOTING AGREEMENTS (P. 59, 69)

    Liberty Mutual, LFC's controlling stockholder, has agreed in separate voting agreements with each of Sun Life and Fleet to vote in favor of the applicable transaction. In each instance, Liberty Mutual's vote will ensure approval of the transaction. Liberty Mutual has indicated its intention to vote in favor of the merger. That vote will ensure approval of the merger.

    OPINIONS OF THE FINANCIAL ADVISOR (P. 34)

    In connection with the transactions, LFC's financial advisor, Credit Suisse First Boston, has delivered written opinions to the board of directors of LFC as to the fairness, from a financial point of view, of:

    - the consideration provided for in the Sun Life transaction to LFC,

    - the consideration provided for in the Fleet transaction to LFC, and

    - the consideration provided for in the merger to the holders of LFC common stock other than Liberty Mutual and its affiliates.

    The full text of Credit Suisse First Boston's written opinions, dated
May 2, 2001, June 4, 2001 and June 4, 2001, addressed to LFC's board of directors, are attached to this proxy statement as Appendix D-1, D-2, and D-3, respectively. We encourage you to read these opinions carefully in their entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. CREDIT SUISSE FIRST BOSTON'S OPINIONS ARE ADDRESSED TO LFC'S BOARD OF DIRECTORS AND DO NOT CONSTITUTE A RECOMMENDATION TO YOU OR ANY OTHER STOCKHOLDER OF LFC AS TO ANY MATTER RELATING TO THE SUN LIFE TRANSACTION, THE FLEET TRANSACTION OR THE MERGER.

    APPRAISAL RIGHTS (P. 80)

    Because LFC is a Massachusetts corporation, if you comply fully with all applicable legal requirements under Massachusetts law, you may be able to seek judicial appraisal to determine the "fair value" of your shares of LFC common stock.

    YOU MUST FOLLOW ALL OF THE STEPS REQUIRED UNDER MASSACHUSETTS LAW OR YOU WILL LOSE YOUR APPRAISAL RIGHTS. IF YOU WISH TO EXERCISE THESE RIGHTS, WE URGE YOU TO REVIEW CAREFULLY AND FOLLOW COMPLETELY THE RELEVANT PORTIONS OF THE MASSACHUSETTS APPRAISAL RIGHTS LAW. THE MASSACHUSETTS APPRAISAL RIGHTS STATUTE IS REPRINTED IN ITS ENTIRETY AS APPENDIX E TO THIS PROXY STATEMENT AND IS SUMMARIZED IN THIS PROXY STATEMENT UNDER THE HEADING "APPRAISAL RIGHTS."

    FINANCING; SOURCE OF FUNDS (P. 49)

    - The obligation of Sun Life to consummate the Sun Life transaction is not subject to any financing contingency. LFC has agreed to permit Sun Life an additional 30 calendar days after the fulfillment of the conditions to closing to raise funds to complete the Sun Life transaction.

    - The obligation of Fleet to consummate the Fleet transaction is not subject to any financing contingency.

    - The merger is conditioned upon the completion of both the Sun Life transaction and the Fleet transaction, and the merger consideration will be funded from the net proceeds of those transactions.

    STOCKHOLDER LAWSUIT CHALLENGING THE MERGER (P. 47)

    - Between June 5, 2001 and June 6, 2001, five separate lawsuits challenging the Fleet transaction and the merger were filed by purported LFC stockholders in the Superior Court of Suffolk County, Massachusetts against LFC, Fleet, Liberty Mutual and the directors of LFC. Since then, the plaintiffs in four of the five lawsuits have voluntarily dismissed their lawsuits without prejudice.

    - The remaining lawsuit alleges, among other things, that LFC, Liberty Mutual and the directors of LFC breached fiduciary duties owed to LFC's public stockholders.

    - LFC, Liberty Mutual and the LFC directors believe that the lawsuit is without merit and intend to vigorously defend against it.

    U.S. FEDERAL INCOME TAX CONSEQUENCES (P. 47)

    - Generally, you will be taxed on the receipt of cash for your shares as a result of the merger to the extent that the amount of cash you receive in exchange for your shares exceeds your tax basis in your LFC common stock, which will generally be what you paid for your LFC common stock.

    - However, special rules may apply to you. You should consult your own tax advisor to understand fully your tax situation.

    ADDITIONAL INFORMATION (P. 108)

    If you have more questions about the transactions or would like additional copies of this proxy statement, you should contact:

    Alicia Verity
    Investor Relations
    Liberty Financial Companies, Inc.
    600 Atlantic Avenue
    Boston, MA 02210

                            ------------------------

                        CAUTIONARY STATEMENT CONCERNING
                          FORWARD-LOOKING INFORMATION

                            ------------------------

    This proxy statement and the documents to which we refer you and incorporate into this proxy statement by reference contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance.

    Forward-looking statements are statements that are not historical in nature, and include those that use the words "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including the competitive environment of our business, changes in interest rates, the performance of financial markets and general economic conditions. These and other factors, including those contained in our public filings, may cause actual results and events to differ materially from any forward-looking statement.

    Forward-looking statements are only predictions and by their nature are subject to risks, uncertainties and assumptions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially. Accordingly, you are cautioned not to place undue reliance on any forward-looking statements.

                            ------------------------

                       INFORMATION CONCERNING THE MEETING

                            ------------------------

DATE, TIME, AND PLACE OF THE MEETING

    The meeting will be held on            , 2001, 11:00 a.m., local time, at
Room AV-1 on the third floor of The Federal Reserve Bank of Boston at 600 Atlantic Avenue, Boston, Massachusetts.

PURPOSE OF THE MEETING

    At the meeting, you will be asked to consider and vote upon proposals to:

    - authorize and approve the sale by LFC to Sun Life of the stock of the annuity subsidiaries, pursuant to a stock purchase agreement dated May 2, 2001;

    - authorize and approve the sale by LFC to Fleet of the stock of the asset management subsidiaries, pursuant to a stock purchase agreement dated June 4, 2001; and

    - adopt and approve the merger agreement dated as of June 4, 2001, among LFC, Merger Sub and Liberty Mutual pursuant to which Merger Sub will be merged with and into LFC with LFC being the surviving corporation.

    A copy of the Sun Life purchase agreement is attached as Appendix A-1 to this proxy statement. A copy of the Fleet purchase agreement is attached as Appendix B-1 to this proxy statement. A copy of the merger agreement is attached as Appendix C to this proxy statement.

    The board of directors of LFC, after careful consideration, approved each of the Sun Life transaction, the Fleet transaction and the merger agreement, declared each of these transactions to be advisable and in the best interests of LFC and its stockholders and recommended that they be submitted to LFC's stockholders for approval. The board of directors unanimously approved the Sun Life transaction and the merger. Four of LFC's directors, Messrs. Connell, May and Countryman and Ms. Heard, did not participate in the vote to approve the Fleet transaction because they also serve on the board of directors of Fleet's parent company. The Fleet transaction was unanimously approved by the remaining directors of LFC. In considering the recommendation of the board, stockholders should be aware that each of LFC's directors is also a member of the board of directors of Liberty Mutual, and thus has interests that are in addition to, or different from, your interests as a stockholder of LFC. See the section of this proxy statement entitled "THE TRANSACTIONS--SPECIAL FACTORS--Interests of Certain Persons in the Transactions and Potential Conflicts of Interest."

    To review the background and reasons for the transactions in greater detail, we refer you to the information under the headings "THE TRANSACTIONS--SPECIAL FACTORS--Background of the Transactions" and "THE TRANSACTIONS--SPECIAL
FACTORS--Recommendations of the Board of Directors."

RECORD DATE, QUORUM REQUIREMENT AND VOTE REQUIRED

    The board of directors has established            , 2001 as the record date
for the meeting. Holders of shares of LFC common stock, $.01 par value, whose names appeared of record at the close of business on the record date will be
entitled to vote at the meeting. On that date,       shares of LFC common stock
were issued and outstanding. Each issued and outstanding share of LFC common stock will be entitled to one vote on each matter to be voted on at the meeting. Shares of LFC common stock can be voted only if the owner of record is present to vote or is represented by proxy.

    For the purposes of this special meeting, a quorum will consist of a majority of the votes entitled to be cast. Stock owned directly or indirectly by LFC will not be deemed outstanding for this purpose.

    Under the terms of the purchase agreements, the Sun Life transaction and the Fleet transaction are conditioned on receipt of the affirmative vote of the holders of a majority of the outstanding shares of LFC's common stock. The affirmative vote of the holders of a majority of the outstanding shares of LFC's common stock is required, under LFC's charter, to consummate the merger.

    As of the record date, Liberty Mutual owned beneficially shares of LFC
common stock representing approximately   % of the outstanding shares of LFC
common stock. Liberty Mutual has entered into a voting agreement with Sun Life pursuant to which it has agreed to vote all of its shares of LFC in favor of the Sun Life transaction, subject to the terms of that agreement. Liberty Mutual has also entered into a voting agreement with Fleet pursuant to which it has agreed to vote all of its shares of LFC in favor of the Fleet transaction, subject to the terms of that agreement. Liberty Mutual has indicated that it will vote its shares in favor of each item proposed for approval by the board of directors at the meeting. A vote in favor of each of the transactions and the merger by Liberty Mutual would ensure authorization and approval of the transactions and the approval and adoption of the merger agreement. The Sun Life voting agreement is attached to this proxy as Appendix A-2 and the Fleet voting agreement is attached to this proxy as Appendix B-2.

SOLICITATION, REVOCATION AND USE OF PROXIES

    The board of directors is requesting that, after you read this proxy statement and the appendixes attached to it, you complete, date and sign the accompanying form of proxy and return it promptly in the enclosed postage-paid envelope. Alternatively, you may attend and vote in person at the meeting. We refer you to the heading "Voting Procedures" below for additional information on how to vote at the meeting.

    We will pay the costs of soliciting proxies, except that, if the Sun Life transaction or the Fleet transaction occurs, Sun Life or Fleet, as applicable, will pay a portion of the costs of printing and mailing this proxy statement. These costs include the preparation, assembly and mailing of this proxy statement, the notice of special meeting of stockholders and the enclosed proxy card, as well as the cost of forwarding these materials to the beneficial owners of our stock. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies by telephone, telecopy and personal contact, but will not receive separate compensation for these activities. We may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the meeting. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of common stock, and these persons will be reimbursed for their reasonable out-of-pocket expenses.

    You may revoke your proxy at any time before it is exercised by returning to LFC another properly signed proxy representing such shares and bearing a later date or by otherwise delivering a written revocation to the following address:
Proxy Services, EquiServe, P.O. Box 9379, Boston, Massachusetts 02205-9956. In addition, a stockholder attending the meeting may vote in person even though he or she may have previously submitted a proxy.

VOTING PROCEDURES

    VOTE BY MAIL. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

    VOTE AT THE MEETING. Voting by mail will not limit your right to vote at the meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other nominee, however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote the shares at the meeting.

    HOW SHARES ARE VOTED. Subject to revocation, all shares represented by a properly executed proxy received will be voted in accordance with the instructions indicated. If no instructions are specified, your shares will be voted in favor of:

    - authorization and approval of the Sun Life transaction;

    - authorization and approval of the Fleet transaction; and

    - approval and adoption of the merger agreement.

ADDITIONAL VOTING INFORMATION

    Proxies that are returned and reflect abstentions from voting will be counted as present and entitled to vote for purposes of determining whether a quorum exists at the meeting. If you do not vote in person at the meeting and you do not return a proxy, or if you return a proxy reflecting an abstention, this will have the same effect as a vote against those matters that you have not voted on or have abstained from voting on.

    Brokers who hold shares in street name for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. These brokers, however, are precluded from exercising their voting discretion with respect to the approval of non-routine matters. The Sun Life transaction, the Fleet transaction and the merger are non-routine matters for these purposes. Accordingly, a broker "non-vote" occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes will be treated as shares that are present and entitled to vote at the meeting for purposes of determining whether a quorum exists, and will count as votes cast against the authorization of the Sun Life transaction, the Fleet transaction and the merger agreement.

    If the meeting is adjourned for any purpose, at any subsequent reconvening of the meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the meeting, except for any proxies which have been revoked or withdrawn, even though they may have been voted on the same or any other matter at a previous meeting.

APPRAISAL RIGHTS

    Under Massachusetts law, stockholders are entitled to seek appraisal rights in connection with certain merger transactions and in connection with a sale of all or substantially all of a corporation's property and assets. LFC believes that the transactions described in this proxy statement entitle you to seek appraisal rights to the following extent:

    - You will be entitled to seek appraisal rights in connection with the merger.

    - If the Fleet transaction takes place and the Sun Life transaction does not, you will not be entitled to appraisal rights as a result of the Fleet transaction because that transaction will not result in a sale by LFC of substantially all of its assets.

    - If the Sun Life transaction takes place and the Fleet transaction does not, LFC believes you will not be entitled to appraisal rights as a result of the Sun Life transaction because that transaction will not result in a sale by LFC of substantially all its assets. However, the matter is not free from doubt, and a court may determine that the Sun Life transaction constitutes a sale of substantially all of LFC's assets. LFC does not intend to petition a court to determine whether or not LFC's stockholders have appraisal rights in connection with the Sun Life transaction.

    - If both the Fleet transaction and the Sun Life transaction take place, you will be entitled to appraisal rights when the second transaction takes place, regardless of the order of the two transactions.

    - A court, however, could determine that you are entitled to appraisal rights in circumstances under which LFC does not believe you are entitled, or that you are not entitled to appraisal rights in circumstances under which LFC believes you are entitled.

    - "Fair Value" of a dissenting stockholder's shares will be determined as of the day before the approval by the stockholders of the event to which such stockholder objected, excluding any element of value arising from the expectation or completion of the event. LFC believes that because each of the Sun Life transaction, the Fleet transaction and the merger will be presented for approval at the special meeting, "fair value" of all dissenters' shares will be determined as of the same date (the day before the special meeting) regardless of the transaction(s) to which any particular dissenter objected.

    If you object to one or more events that give rise to appraisal rights and desire to pursue appraisal rights, then:

    - You must file with LFC a separate written objection to the event to which you object BEFORE the stockholders' vote to authorize the event, stating your intention to demand payment for your shares if the event is approved and completed. The written objection and demand should be delivered to Liberty Financial Companies, Inc., 600 Atlantic Avenue, Boston, Massachusetts 02210, Attention: Kevin M. Carome, Clerk. We recommend that any objection and demand be sent by registered or certified mail, return receipt requested. A vote against authorization of the event does not, alone, constitute a written objection to it.

    - You must not vote in favor of the event or events to which you object. If you file the required written objection with LFC before the stockholder vote, you do not need to vote against the event. However, a vote in favor of any event will result in a waiver of your statutory appraisal rights with respect to that event. If you return a proxy which is signed but which is not marked with a direction as to how the proxy is to be voted with regard to the event and you do not revoke the proxy, it will be voted "FOR" authorization of the event, and you will not be able to exercise your appraisal rights.

    - After the event has been consummated and LFC has notified you of the fact, you must make a written demand to LFC for payment of the fair value of your shares within 20 days after LFC has mailed its notice to you and otherwise comply with the applicable provisions of Massachusetts law. The notice from LFC will be sent to all objecting stockholders within ten days after the effective date of consummation of the event.

    LFC AND ANY DISSENTING STOCKHOLDER WILL HAVE THE RIGHTS AND DUTIES AND BE REQUIRED TO FOLLOW THE PROCEDURES SET FORTH IN SECTIONS 86 THROUGH 98, INCLUSIVE, OF CHAPTER 156B OF THE GENERAL LAWS OF MASSACHUSETTS. STRICT ADHERENCE TO THE STATUTORY PROVISIONS IS REQUIRED TO EXERCISE STATUTORY APPRAISAL RIGHTS, AND, IF YOU DESIRE TO EXERCISE THESE RIGHTS, WE URGE YOU TO CAREFULLY REVIEW AND FOLLOW THE RELEVANT PORTIONS OF MASSACHUSETTS LAW, WHICH ARE REPRINTED IN THEIR ENTIRETY AS APPENDIX E TO THIS PROXY STATEMENT AND WHICH ARE DESCRIBED IN MORE DETAIL IN THIS PROXY STATEMENT UNDER THE HEADING "APPRAISAL RIGHTS."

EXCHANGE OF STOCK CERTIFICATES

    You should not send your stock certificate(s) with your proxy card. If the merger is completed, you will receive written instructions for exchanging your stock certificate(s) for cash.

                            ------------------------

                       THE TRANSACTIONS--SPECIAL FACTORS

                            ------------------------

BACKGROUND OF THE TRANSACTIONS

    LFC was a wholly owned subsidiary of Liberty Mutual until 1995, when LFC acquired The Colonial Group, Inc. In that transaction, the Colonial stockholders received LFC common stock, LFC preferred stock and cash in exchange for their Colonial shares. Other than the shares issued in the Colonial transaction, LFC has not sold any shares to the public. In 1997, Liberty Mutual and other LFC stockholders sold 3,750,000 shares of LFC common stock in a registered public offering. At all times since LFC became a public company, Liberty Mutual has beneficially owned more than 70% of the outstanding stock of LFC.

    LFC has sought to increase the value of its business through diversification and innovation of products and distribution channels, integration of its operating units, and acquisitions. In fact, acquisitions have been a substantial part of LFC's growth. In addition to the Colonial transaction, LFC acquired Newport Pacific Management in 1995, Independent Financial Marketing Group in 1996, Crabbe Huson Group in 1998, Progress Investment Management Company in 1998 and Wanger Asset Management in 2000. Other than the Colonial acquisition, which was financed as indicated above, these acquisitions were financed through a combination of public debt offerings, loans from Liberty Mutual, internal resources and privately issued LFC stock. LFC's senior management believes that these acquisitions and LFC's organic growth have added substantial value to LFC, but that LFC's stock remained undervalued in the public market prior to LFC's November 1, 2000 announcement that it had commenced a review of its strategic alternatives. Management believes that, among other things, the limited active trading market and float of LFC's common stock and the distinct nature of LFC's annuity business segment and asset management business segment negatively affected the price of the common stock.

    Gary L. Countryman joined LFC as chief executive officer in January 2000. It was anticipated that Mr. Countryman would serve as chief executive officer of LFC on an interim basis until a successor was found. Mr. Countryman has been a director of LFC since 1991. Mr. Countryman served as the chief executive officer of Liberty Mutual from 1986 until 1998 and as the chairman of Liberty Mutual from 1986 to April 2000 and continues to serve on Liberty Mutual's board. Although LFC conducted a search for a successor, no suitable replacement was located and Mr. Countryman has continued to serve as LFC's chief executive officer.

    During the later part of the third quarter and the beginning of the fourth quarter of 2000, LFC's senior management began to question whether LFC's existing business strategy could be implemented successfully. During this period, senior management reviewed LFC's business strategy and the budgets and forecasts of LFC's various business units for 2001, assessed the challenge of successfully integrating LFC's various operating units, reviewed LFC's management and other resources, and considered other factors, including the likely need for substantial additional capital to implement its plans. LFC's senior management began to believe that LFC would have difficulty in achieving the business growth necessary to produce a desirable return on stockholders' equity and, thereby, a higher market value for LFC's common stock. In addition, senior management considered that LFC had not been successful in finding a successor to Mr. Countryman, and that it might be difficult to locate the additional management necessary to operate the business successfully. Management also noted that in recent sale transactions attractive valuations were given to companies it believed were similar to LFC. Management believed that these transaction values were particularly attractive in comparison to the prevailing price of LFC's publicly traded common stock. Based on these factors, LFC's senior management concluded that LFC should review its strategic alternatives, including the possible sale of the business. LFC's management advised Liberty Mutual of its views about LFC's prospects and a possible review of strategic alternatives.

    On October 11, 2000, following a presentation by management to LFC's board of directors about LFC's strategies, prospects and challenges, and a full discussion by the board, including of possible investment banker candidates, the board authorized management to:

    - explore strategic alternatives, including the possible sale of LFC;

    - hire a financial advisor to assist LFC in that process; and

    - design company-wide retention plans for LFC employees that would offer bonuses and severance pay and the acceleration of outstanding options and restricted stock upon a change of control.

The board believed that retention plans were important to secure the continued services of employees during the strategic review. After the meeting, LFC retained Credit Suisse First Boston as its financial advisor. On November 1, 2000, LFC publicly announced that it had hired Credit Suisse First Boston to help it review strategic alternatives, including a possible sale of LFC. On October 31, 2000, the last trading day prior to this public announcement, the closing price of the LFC common stock on the New York Stock Exchange was $27. During the 20 trading days immediately prior to the announcement, the average closing price of the LFC common stock was $24.35.

    LFC also retained Choate, Hall & Stewart, its regular outside securities and transactional counsel, to advise it in connection with the strategic review. Each of Credit Suisse First Boston and Choate, Hall also performs services for Liberty Mutual on unrelated matters. All actions of Credit Suisse First Boston described in this proxy statement were taken on behalf of or at the direction of LFC. Liberty Mutual retained Lehman Brothers as its financial advisor and McDermott, Will & Emery as its legal advisor in connection with LFC's strategic review. LFC also engaged Milliman & Robertson, Inc., an actuarial firm, to prepare an actuarial analysis of Keyport Life Insurance Company, one of LFC's annuity subsidiaries.

    During November 2000, Credit Suisse First Boston prepared to approach potential buyers of LFC or its annuity and asset management segments and began working with LFC to draft a confidential offering memorandum describing LFC and its businesses. Beginning at the end of November for a period of several weeks, Credit Suisse First Boston contacted parties to ascertain their interest in a business combination or other similar transactions involving LFC or its business segments. These included the parties believed to be likely to be interested in, and financially able to complete, a business combination or other similar transactions involving LFC or one of its two segments and parties that contacted Credit Suisse First Boston on an unsolicited basis following LFC's public announcement that it had commenced a review of its strategic alternatives. This process eventually involved 101 entities, 54 of which expressed interest in a transaction. From the end of November through December, LFC and Credit Suisse First Boston negotiated and entered into confidentiality agreements with approximately 30 potential bidders, including Sun Life and Fleet.

    On December 18, 2000, Credit Suisse First Boston began to send the confidential offering memorandum to parties that had executed confidentiality agreements. The offering memorandum was accompanied by a copy of the Milliman & Robertson actuarial analysis of Keyport.

    On January 5, 2001, Credit Suisse First Boston sent letters of instruction for submitting preliminary, non-binding bids to each of the parties that had received the confidential offering memorandum. LFC's senior management preferred, and anticipated the process would result in, a transaction in which a third party would acquire all of LFC. However, because it was possible stockholder value could be maximized by selling the two segments separately, the letters indicated that LFC would consider bids for the sale of its two segments to separate parties, as well as bids for all of the common stock of LFC. The letters also indicated that LFC preferred, but did not require, the consideration to be cash. Bidders considering a purchase of only the annuity segment or the asset management segment were advised that this alternative might impose additional tax burdens and transaction complexities not present in a sale of all of LFC. The letters requested that bids be submitted to Credit Suisse First Boston by January 22, 2001.

    The board of directors of LFC met on January 10, 2001. At the meeting, management reported to the board on the progress, status and expected timing of the strategic review, including the activities conducted to date by Credit Suisse First Boston. The board and management of LFC discussed the sale process. At that point, it was anticipated that the process would result in a sale of all of LFC to a third party in a transaction in which each stockholder of LFC would receive the same per share consideration. However, it was noted that each member of the board was also a member of the board of Liberty Mutual, LFC's controlling stockholder, and that the LFC board would need to be alerted to any potential conflicts of interest that might arise.

    On January 22, 2001, LFC received preliminary non-binding bids from ten entities:

    - Three entities made preliminary bids for all of the stock of LFC, and one of those entities also offered a preliminary bid for the annuity segment alone. Each bid proposed all cash consideration, and two indicated a willingness to consider paying some or all of the consideration in the form of the bidder's stock. Each bid for LFC indicated a preliminary range of purchase price. The lowest price was $2.30 billion and the highest price was $2.65 billion. Each bid for LFC provided that the bidder would also assume all outstanding indebtedness of LFC, including the $450 million in principal amount of public debt. The bidder that also indicated an interest in purchasing the annuity segment alone indicated a purchase price range of $1.8 billion to $2.2 billion for that segment, but indicated it would not be responsible for outstanding LFC indebtedness in those circumstances.

    - Two other entities made preliminary bids for the asset management segment. Both bids contemplated all cash consideration. One bid proposed a purchase price of $950 million, subject to adjustment if LFC's assets under management decreased by more than 10% between signing and closing of the sale. The other asset management bid proposed a purchase price range of $980 million to $1.28 billion. Although Fleet had executed a confidentiality agreement and received Credit Suisse First Boston's January 5, 2001 letter, LFC did not receive a bid from Fleet at this time.

    - Five other entities made preliminary bids for the annuity segment. Four of the bids were for cash, one of which indicated a willingness to consider some or all of the consideration being paid in stock. The lowest price was $1.5 billion and the highest price was $2.4 billion. The fifth bid proposed not a purchase of LFC's annuity segment but rather an exchange of 100% of the bidder's ownership in an insurance business for the annuity segment.

    During the week of January 22, 2001, Credit Suisse First Boston and LFC reviewed the preliminary bids that had been received. In some instances, Credit Suisse First Boston contacted bidders and requested clarification of certain terms of bids and in other cases sought an increase in the price range of the offer contained in the bid. During this period, Liberty Mutual and its advisors also provided LFC with their evaluations of the bids. After discussions with Credit Suisse First Boston and Liberty Mutual, LFC decided not to pursue three of the five bids for the annuity segment based on, among other things, the valuations or structure reflected in those bids. The two bids that offered
$1.5 billion were deemed to be significantly below the range of the other bids for that segment, and the proposal to exchange a bidder's insurance business for the annuity segment was deemed a structure inconsistent with LFC's objective to sell all of LFC's businesses.

    At this time, LFC's senior management continued to prefer a transaction in which 100% of LFC was acquired through a merger or similar transaction. However, after reviewing the preliminary bids and taking into account the taxes that LFC would be required to pay on the segment sales, LFC estimated that the proceeds to LFC stockholders from a sale of the two segments might be competitive with what they might receive from a sale of LFC as a whole. LFC therefore thought it appropriate to continue to evaluate and consider the segment bids as well as the whole company bids. LFC also believed that it was prudent to continue with the segment bids because there were only three potential bidders for the whole company, and if any of them dropped out of the process prior to final bids, LFC might otherwise be left with only one bidder or no bidders.

    On January 24, 2001, Credit Suisse First Boston began contacting the seven remaining bidders to schedule meetings between the bidders and LFC's management and due diligence reviews. LFC prepared a due diligence room containing extensive documentation about its businesses. Between January 31 and February 23, each of the seven bidders in turn conducted its due diligence and met with LFC's management for detailed presentations about LFC's businesses.

    The board of directors of LFC met on February 14, 2001, and discussed the progress of the sale process and reviewed each of the ten preliminary bids from the seven remaining bidders. After the discussion, the board indicated it supported the decisions that LFC's senior management had made regarding the preliminary bids and instructed LFC's management to continue the process.

    Between February 20 and February 23, LFC and Credit Suisse First Boston, in consultation with Liberty Mutual and its advisors, discussed the appropriate form in which to request bidders for one or the other of LFC's segments to structure their definitive bids. In addition to selling LFC's two segments separately in taxable transactions, the parties discussed the possibility that LFC might sell one of the segments to one purchaser in a taxable transaction, and then have the second purchaser acquire the other segment through a merger with LFC. This latter form would offer both a lower tax burden for LFC and lower tax benefits for the second purchaser, than would a direct purchase of the second segment's operating companies in a taxable transaction. The second purchaser in these circumstances would also, by operation of law, assume all of LFC's corporate indebtedness and other obligations and liabilities. LFC was aware that some purchasers might find these additional risks unacceptable. LFC also understood that purchasers of the second segment could likely lower their purchase price to reflect lower tax benefits and might lower their purchase price to reflect the additional risk.

    Liberty Mutual advised LFC that, based on the preliminary bids received and the taxes that would be paid by Liberty Mutual if it were to sell its LFC stock in a merger with a third party, Liberty Mutual might prefer a structure in which the two segments were sold separately in taxable transactions (whether to a single purchaser or two unrelated purchasers) and the public stockholders thereafter would receive cash for their shares in a going private transaction, over a structure in which all of LFC was sold to a single purchaser or one in which the one segment was sold to one buyer in a taxable transaction and the remaining segment was then sold to a different buyer by means of a merger with LFC.

    LFC and Liberty Mutual discussed the fact that selling the two segments through sales of the subsidiaries of each business segment in taxable transactions (as compared with selling one segment through a sale of subsidiaries in a taxable transaction and the second segment through a merger with LFC) would permit the second purchaser to obtain greater tax benefits, and therefore greater value, but would also require LFC to pay a corporate level tax on each of the two segment sales, which would reduce the amount available for distribution to its stockholders. It was not known how much, if any, of the increased value realized by the second purchaser would be reflected in the purchase price, or whether it would be sufficient to offset the increased corporate level tax. From Liberty Mutual's standpoint, however, the sale of the two segments separately in taxable transactions followed by a cash out of the public stockholders in a going private transaction would likely be preferable because Liberty Mutual would not be selling its shares or otherwise liquidating its LFC holdings in the going private transaction, and therefore would not be taxed at that time.

    LFC realized that if the segments were sold separately, at least one transaction, the first to close, would result in a taxable gain to LFC. LFC determined that, based on the bids and LFC's tax basis in its two segments, the likely gain on the sale of the asset management business would be less than that on the sale of the annuity business and, therefore, result in less taxable income for which LFC would be responsible. Accordingly, LFC decided to ask asset management bidders to bid only on the basis of a sale of the asset management subsidiaries and to ask annuity bidders to bid to acquire the annuity segment both through the purchase of the annuity subsidiaries and through a merger with LFC after giving effect to the asset management sale.

    Also during this period, LFC and its counsel prepared, with input from Credit Suisse First Boston and Liberty Mutual and its counsel, forms of agreements to be delivered to bidders with respect to the following:

    - an acquisition of all of LFC through a merger;

    - an acquisition of LFC's asset management segment through the purchase of the stock of the subsidiaries engaged in that business in a taxable transaction;

    - an acquisition of LFC's annuity segment through the purchase of the stock of the subsidiaries engaged in that business in a taxable transaction; and

    - a merger agreement for the acquisition of LFC by the purchaser interested in the annuity segment after giving effect to the prior sale of the asset management segment.

    On February 23, 2001, Credit Suisse First Boston sent to each of the seven remaining bidders a letter requesting the submission of definitive acquisition proposals by March 12, 2001. All bidders were advised that the consideration could be in cash, cash in combination with stock or all stock. Bidders for the annuity segment were requested to submit bids in two forms, as described above. Segment bidders were advised to assume that their purchase would close substantially contemporaneously with the closing of the sale of the other segment to a third party. Under separate cover, LFC's counsel delivered to each bidder the appropriate proposed form(s) of agreement. Credit Suisse First Boston asked that each bidder return with its bid the applicable purchase or merger agreement or agreements marked to show any changes requested by the bidder. After distribution of the letters requesting final bids and prior to March 12, 2001, Credit Suisse First Boston had discussions with a number of the bidders to clarify certain issues and to respond to additional questions about LFC and possible deal structures. During that period, a number of the bidders returned to the data room to conduct additional due diligence.

    In mid-February, an entity that had not previously made a bid contacted Credit Suisse First Boston to discuss a possible offer for LFC's asset management segment. On February 16, this entity executed a confidentiality agreement and received a copy of the confidential offering memorandum and other information about LFC. The entity subsequently did not make a bid.

    In late February, one of the three bidders for the whole company notified Credit Suisse First Boston that, upon further analysis, it could not support the purchase price it had included in its preliminary bid and, as a result, would not submit a definitive bid. At that point, only two possible bidders remained with respect to the whole company.

    In early March, another entity that had previously received the confidential offering memorandum but had not made a preliminary bid contacted Credit Suisse First Boston to discuss the possibility of making a bid. The entity subsequently did not make a bid.

    Also in early March, Fleet's representatives contacted Credit Suisse First Boston to express an interest in the asset management business. Fleet, however, did not pursue making a bid at that time.

    On March 12, 2001, the date on which the definitive bids were due, the two remaining potential bidders for the whole company announced that they had entered into a definitive agreement to merge with each other and were no longer in a position to purchase LFC. As a result, LFC received no definitive bids for the company as a whole.

    LFC received offers from each of the two potential bidders for the asset management segment and each of the two potential bidders for the annuity segment. The first bidder for the asset management segment offered to pay
$1.1 billion and assume indebtedness of the asset management segment of approximately $110 million. The second bidder for the asset management segment offered to pay an amount below the low end of its preliminary range and assume the same indebtedness, subject to further due diligence and various other significant conditions that failed to comply with the bidding instructions.

    The first bidder for the annuity segment, Sun Life, offered $1.65 billion to purchase the annuity subsidiaries in a taxable transaction and $1.078 billion (plus the net proceeds of the asset management sale) to acquire the annuity segment through a merger with LFC after giving effect to the asset management sale. The second bidder offered $1.7 billion to purchase the annuity subsidiaries in a taxable transaction but did not make an offer to acquire LFC through a merger after giving effect to the asset management sale. The second bidder declined Credit Suisse First Boston's further invitation to make a bid on LFC through a merger after giving effect to the asset management sale, expressing concerns over the increased liabilities that it would be required to assume and the complexity of conducting due diligence and documenting a deal of that structure.

    Upon receipt of the definitive bids, LFC, with input from its advisors and Liberty Mutual and its advisors, began considering the bids. LFC's management had anticipated competitive whole company bids from at least two potential purchasers of LFC. LFC needed to decide whether, in the absence of any definitive bids for the whole company, it was in the best interests of the LFC stockholders to sell the two segments in separate transactions. LFC, in consultation with its advisors and Liberty Mutual and its advisors, evaluated the possibility of restarting the bidding process to attempt to get a bid on the whole company. LFC and its advisors also discussed the possibility of terminating the strategic review and sale process and remaining as an independent company. LFC and its advisors also considered the possibility of selling the asset management segment but continuing to own and operate the annuity segment.

    After March 12, 2001, when LFC received definitive bids for the segments but none for the company as a whole, LFC and its counsel drafted and presented to Liberty Mutual a form of merger agreement. Under the draft merger agreement, LFC would merge with a wholly owned subsidiary of Liberty Mutual after the closing of the segment sales, the public stockholders would receive a portion of the cash proceeds from those sales in exchange for their shares of LFC common stock, and LFC would become a wholly owned subsidiary of Liberty Mutual, retaining the remainder of the cash proceeds.

    On March 14, 2001, the board of directors of LFC met and discussed the definitive bids that had been received, the advisability of separate segment sales and other possible courses of action. The board directed management to continue to evaluate the bids that were received and all available alternatives.

    After considering the nature and results of the bidding process, LFC decided that prolonging the bidding process further or deciding not to proceed with any transaction would be likely to significantly disrupt LFC's businesses and employee, distribution and other relationships and that it was in the best interest of LFC's stockholders to proceed with a possible sale of each segment.

    Credit Suisse First Boston then continued discussions with each of the annuity segment bidders and with the bidder with the higher of the two bids for the asset management segment. LFC decided not to pursue negotiations with the lower bidder for the asset management segment based on the low level of the bid and the other significant conditions attached to the bid. Credit Suisse First Boston encouraged each of the three remaining bidders (two for the annuity segment and one for the asset management segment) to increase its offer and set March 23, 2001 as the date on which final bids would be due.

    On March 19, 2001, Credit Suisse First Boston received a call from the investment banker for one of the entities that had submitted a preliminary bid but not a final bid. This inquiry did not lead to any renewed interest by this party.

    On March 20, 2001, Sun Life indicated orally a willingness to increase its bid to $1.7 billion.

    On March 23, 2001, LFC received final bids from each of the three bidders. The bidder for the asset management segment offered the same amount as its previous bid, $1.1 billion. This bid was subject to adjustment for changes in tangible net worth and changes in assets under management other than those resulting from market increases or declines. Sun Life increased its bid for the annuity segment by $5 million to $1.705 billion and increased its bid for all of the stock of LFC after giving effect to the asset management sales by $5 million to $1.128 billion (plus the net proceeds of the asset management sale). The other annuity segment bidder decreased its bid.

    Between March 14 and March 27, representatives of LFC and Liberty Mutual held a number of discussions about how to determine the per share amount to be distributed to LFC's public stockholders in the event of two separate segment sales in taxable transactions. Several approaches were discussed. One approach would be to give the public stockholders their pro rata share of the proceeds from the sales, after appropriate reduction for LFC's expenses and liabilities and treatment of employee stock options. A second approach would be to give the public stockholders an amount, more than their pro rata share, based on an estimate of what the public stockholders would have received if the transaction had been structured as a sale of the asset management subsidiaries followed by an acquisition of LFC by the annuity purchaser through a merger. The second approach was considered because Sun Life had made a bid for all of LFC after giving effect to the sale of the asset management segment, and it was recognized that the two segment sale structure had certain tax advantages for Liberty Mutual, and was less advantageous to the public stockholders, than the alternate structure. LFC believed it important to ensure that the public stockholders were not disadvantaged by pursuing one structure over an available alternative. On March 27, 2001, Liberty Mutual agreed that, under the two segment sale structure with Sun Life and the final asset management bidder, the going private merger consideration to the public stockholders should be an amount that would make them financially indifferent to the structure--that is, to pay to the public stockholders the same amount per share that they would have received if the acquisition of the annuity segment had been structured as an acquisition of LFC by Sun Life through a merger after giving effect to the asset management sale, rather than as a sale of annuity subsidiaries in a taxable transaction. Specifically, the price per share would be equal to the following:

    - after tax proceeds of the asset management sale, plus

    - the price which Sun Life had indicated it would pay to acquire LFC through a merger, exclusive of the net proceeds of the asset management sale, minus

    - the net after tax adjustments with respect to cancellation of outstanding employee stock options and net transaction costs.

At that time, based on the high bid for the asset management business and assuming no purchase price adjustments, Sun Life's bid for the remainder of LFC, and various earnings, tax and other estimates, it was estimated the pro rata amount for the public stockholders would have been approximately $35.99 per share and the amount determined under the second approach would have been approximately $39.84 per share.

    On March 23, LFC's management and advisors had separate telephonic conferences with each of the asset management bidder and Sun Life, the annuity bidder, to discuss each bidder's initial comments on the form of purchase agreement. Each bidder had provided LFC with comments on the proposed forms of stock purchase agreements and related agreements. Following those calls, Credit Suisse First Boston notified each of the asset management bidder and Sun Life that LFC wished to proceed with it toward negotiation of a definitive agreement to sell the respective segments. At Sun Life's request, on March 23, 2001, LFC and Sun Life entered into a letter agreement pursuant to which LFC granted Sun Life exclusivity with respect to the annuity segment until April 6, 2001. The parties then began the process of negotiating the terms of the agreements.

    The board of directors of LFC met on March 27, 2001. The board was advised of the progress of the sales process and, in particular, the details of the final bids that LFC had received on March 23 and the principal business terms of the proposed agreements. Credit Suisse First Boston discussed with the board the financial aspects of the two segment sales and the proposed going private transaction with Liberty Mutual. The board discussed the proposed terms of the merger agreement pursuant to which LFC would be taken private by Liberty Mutual and the proposal for Liberty Mutual to pay to the public stockholders more than their pro rata share of the sales proceeds, in order to make them financially indifferent as between the sale of the annuity subsidiaries in a taxable transaction and a sale of LFC through a merger after giving effect to the asset management sale. After a discussion and a consideration of possible alternative strategies, including selling the asset management segment but not the annuity segment or taking LFC off of the market and remaining an independent company, the board authorized LFC to continue to negotiate the proposed transactions on the terms discussed.

    Following the March 27, 2001 board meeting, LFC and its advisors continued to negotiate the proposed transactions. On April 2, 2001, at Sun Life's request, LFC agreed to extend the period of exclusivity for Sun Life with respect to the annuity segment until April 13, 2001. In early April, the asset management bidder informed LFC that it would not be able to present its proposed purchase to its board of directors until the end of April. On April 10, 2001, LFC agreed to extend Sun Life's exclusivity period until April 27, 2001.

    On April 10, 2001, the board of directors of LFC met and discussed the proposed transactions. The LFC board was advised by LFC's management of the anticipated timetable for the three proposed transactions: the sale of the annuity business to Sun Life, the sale of the asset management business to the asset management bidder and the proposed going private transaction with Liberty Mutual. LFC's senior management also discussed with the board the terms of the proposed transactions and responded to questions. Sun Life had indicated in negotiations that its preferred structure was to purchase the annuity subsidiaries in a taxable transaction. As indicated above, Sun Life proposed a purchase price of $1.705 billion, while the asset management buyer proposed a price of $1.1 billion (plus the assumption of $110 million in debt of the asset management segment), subject to adjustment. Credit Suisse First Boston provided the LFC board with a detailed financial analysis of the transactions. Credit Suisse First Boston advised the board that LFC's actual year-to-date performance on the asset management segment was below the management's original plan due to market conditions and other factors. Credit Suisse First Boston and LFC's management described the proposed terms of the going private merger transaction with Liberty Mutual.

    Credit Suisse First Boston reviewed the proposed consideration to be paid to public stockholders in the merger. Credit Suisse First Boston indicated that the estimated per share consideration payable to the public stockholders, using the method previously proposed to the board, would be $39.84, subject to adjustment. By way of comparison, a pro rata share of the net proceeds of the two segment sales was estimated to be $35.65 per share. The primary reason for the difference was the substantial corporate level tax that would be triggered in a sale of the annuity segment subsidiaries, but would not be triggered on a sale of the annuity segment through a merger of LFC.

    Edmund F. Kelly, the chairman of LFC's board and also the chairman of the board and chief executive officer of Liberty Mutual, indicated that Liberty Mutual proposed to pay to the public stockholders the same price they would have received if the transactions were structured as a sale of the asset management segment followed by an acquisition of all of LFC by Sun Life, or $39.84, subject to adjustment. Credit Suisse First Boston advised the board that, subject to reviewing the terms of the definitive agreements and other customary qualifications, it believed that it would be in a position to deliver its written opinions to the board that each of the segment sales was fair to LFC from a financial point of view and the going private transaction with Liberty Mutual was fair from a financial point of view to LFC's stockholders other than Liberty Mutual and its affiliates. After discussion, LFC's management requested authorization to proceed with the three proposed transactions on the terms discussed, with the understanding that the documentation had not been finalized and the board would be reconvened if any material changes to the terms arose. LFC's board then unanimously approved the three transactions.

    On April 17, 2001, representatives of Sun Life and LFC met in Boston to continue negotiating the stock purchase agreement with respect to the annuity segment and the related agreements. On April 18 and 19, representatives of LFC and its advisors had telephonic conferences with the asset management bidder to negotiate the purchase agreement for the asset management segment.

    On April 20, 2001, the asset management bidder informed LFC that, because of factors unrelated to LFC's asset management business, it would not be able to proceed with the purchase of the asset management segment at that time. The bidder indicated that it might be willing to consider the purchase later in the year, although it could not commit to any time frame for making this decision. LFC then contacted Sun Life and advised it of this development.

    Sun Life advised LFC it wished to proceed with the purchase of the annuity segment. Until this time, LFC had insisted that the two segment sales be signed and announced simultaneously, and that each segment sale be conditioned on the simultaneous closing of the other. This requirement had been one of the major issues for each of the segment bidders in negotiations; that is, neither bidder wanted its transaction subject to the risk that the other sale might not close. LFC's management conferred with its advisors and Liberty Mutual to discuss whether to proceed with the Sun Life transaction in the absence of a concurrent sale of the asset management segment. The group again considered the nature and results of the bidding process, including the fact that:

    - there were no final bids for the whole company,

    - Sun Life's bid exceeded the other final bid for the annuity segment by a significant amount, and

    - the only other final bid for the asset management segment was significantly less than the bid which LFC had pursued, and that bid was subject to significant conditions.

The group also considered the risks that prolonging the negotiation process further or deciding not to proceed with any transaction could significantly disrupt LFC's businesses, employees, distribution and other relationships. LFC's management, with Liberty Mutual's concurrence, determined that it was in the best interests of LFC's stockholders to proceed with the sale of the annuity segment to Sun Life even if LFC did not have a buyer for the asset management segment. LFC also discussed with Credit Suisse First Boston and Liberty Mutual the appropriate process for seeking new bids on the asset management business.

    During the latter part of April 2001, at the request of LFC, Credit Suisse First Boston contacted two potential bidders for the asset management business, including Fleet, and encouraged them to place bids. Mr. Countryman then had a conversation with Charles K. Gifford, the president of Fleet, about Fleet's interest in pursuing a possible transaction.

    For the next several days, representatives of LFC and Sun Life continued to negotiate the Sun Life purchase agreement (attached to this proxy statement as Appendix A-1). During that period, the parties also negotiated the other related agreements.

    Concurrently, Liberty Mutual participated in negotiations with Sun Life concerning various requests of Sun Life. Those negotiations resulted in (a) an agreement by Liberty Mutual to vote in favor of the Sun Life transaction (see "SUN LIFE TRANSACTION--AGREEMENTS--The Sun Life Voting Agreement"), (b) an agreement by Liberty Mutual to indemnify Sun Life for certain tax-related matters (see "SUN LIFE TRANSACTION--AGREEMENTS--The Sun Life/Liberty Mutual Letter Agreement"), (c) a license to Sun Life of the right to use for certain limited purposes the "Liberty" name and mark and other marks and names associated with LFC's annuity business for one year after the closing (see "SUN LIFE TRANSACTION--AGREEMENTS--The Sun Life License Agreement"), (d) a guaranty by Liberty Mutual of certain obligations of a Liberty Mutual affiliate to Keyport under certain annuity contracts (See "SUN LIFE TRANSACTION--AGREEMENTS--The Liberty Mutual Guarantee"), and (e) amendments to the certain agreements between a Liberty Mutual subsidiary and Keyport relating to administrative services, reinsurance obligations and related servicing (see "SUN LIFE TRANSACTION--AGREEMENTS--The Keyport Agreements").

    On May 2, 2001, the LFC board met to consider the status of the sale process and the Sun Life transaction. LFC's management and Credit Suisse First Boston discussed with the board the decision of the final bidder for the asset management business not to proceed. Credit Suisse First Boston summarized the status of its efforts to seek additional bidders for that segment. LFC's management discussed the issue of selling the annuity segment without having a buyer for the asset management segment. Credit Suisse First Boston provided a presentation to the board with respect to the proposed transaction with Sun Life. LFC's management discussed with the board the major terms of the proposed agreements with Sun Life. Credit Suisse First Boston rendered to the LFC board its oral opinion, which opinion was confirmed by the delivery of a written opinion dated May 2, 2001, that, as of that date and based upon and subject to the matters described in the opinion, the consideration provided for in the Sun Life transaction was fair from a financial point of a view to LFC. See "THE TRANSACTIONS--SPECIAL FACTORS--Opinions of the Financial Advisor." After discussion, the board of directors of LFC approved the Sun Life transaction. In deciding to approve the Sun Life transaction in the absence of a buyer for the asset management segment, the board considered, among other factors, that the annuity segment price was fair, that there was a risk of losing the Sun Life transaction or having the purchase price reduced if the transaction was delayed until a deal for the asset management segment was available, that there was interest from other parties in the asset management segment, that the stock price of LFC would be adversely affected if LFC were taken off the market, and that the retention plan that LFC had instituted to retain employees during the strategic review could result in an aggregate maximum cost of $165 million even if no transaction took place, and that similar amounts might be incurred in the future if the transactions were deferred beyond the time period contemplated by the retention plan.

    Later on May 2, 2001, the Sun Life purchase agreement and related documents were executed. Prior to the opening of regular trading on the New York Stock Exchange on May 3, Sun Life and LFC each issued a press release publicly announcing the execution of the Sun Life purchase agreement. On May 4, 2001, LFC filed a Form 8-K with the Commission disclosing the Sun Life transaction and filing as an exhibit the definitive Sun Life purchase agreement.

    Following the execution of the Sun Life purchase agreement, LFC directed Credit Suisse First Boston to continue to solicit potential bidders for the asset management business but did not receive strong interest, other than from Fleet. On May 4, 2001, at LFC's request, Credit Suisse First Boston and Fleet discussed the terms of a proposed transaction. Shortly thereafter, the chief executive officer of Fleet, Terrence Murray, called Edmund F. Kelly, the chief executive officer of Liberty Mutual and the chairman of LFC, to advise him that Fleet was strongly considering making a bid. Gary

Countryman received a similar call from Mr. Gifford, the president of Fleet. On May 7, Mr. Gifford called Mr. Countryman again to inform him that Fleet was willing to bid between $925 million and $975 million for LFC's asset management business, subject to due diligence. Mr. Countryman subsequently called
Mr. Gifford to indicate that LFC was willing to proceed toward an agreement with Fleet if Fleet could offer $975 million and would agree to the major points that would be set forth in a draft purchase agreement to be furnished to Fleet by LFC's counsel.

    On May 11, 2001, LFC's counsel delivered to Fleet a proposed form of stock purchase agreement and related documents. The stock purchase agreement was based on the form of agreement entered into with Sun Life and the form that had been negotiated with the previous potential purchaser of the asset management segment prior to that purchaser's decision to drop out of the process. On May 15, 2001, Fleet notified LFC of its major comments on the draft agreement. Later that day, LFC requested that Fleet submit a bid letter. Fleet submitted such a letter on May 15, 2001. Also on that date, Mr. Gifford called Mr. Countryman and indicated that Fleet was willing to pay $975 million to purchase the asset management business and that the major points on the draft purchase agreement were acceptable. On May 15, 2001, LFC granted Fleet exclusivity with respect to the asset management segment until May 25, 2001.

    On May 24, 2001, Credit Suisse First Boston asked Fleet to submit a bid to acquire the asset management segment through a merger with LFC after giving effect to the sale of the annuity segment, in addition to Fleet's bid to purchase the asset management subsidiaries directly in a taxable transaction. Goldman Sachs, Fleet's investment banker, subsequently indicated to Credit Suisse First Boston that Fleet was not interested in acquiring the asset management segment through a merger with LFC, and declined to offer a bid for such a transaction.

    For approximately the next three weeks, representatives of LFC and Fleet negotiated the Fleet purchase agreement (attached to this proxy statement as Appendix B-1) and related agreements. Commencing on May 16, 2001, Fleet conducted its due diligence review of LFC.

    Concurrently, Liberty Mutual participated in negotiations with Fleet concerning various requests of Fleet. Those negotiations resulted in (a) an agreement by Liberty Mutual to vote in favor of the Fleet transaction (see "FLEET TRANSACTION--AGREEMENTS--The Fleet Voting Agreement"), (b) an agreement by Liberty Mutual to indemnify Fleet for certain tax related matters (see "FLEET TRANSACTION--AGREEMENTS--the Fleet/Liberty Mutual Letter Agreement" and (c) a license agreement with respect to the Liberty name (see "FLEET TRANSACTION--AGREEMENTS--The Fleet License Agreement." These agreements were based on the forms used in the Sun Life transaction.

    During the week of May 28, 2001, Fleet informed LFC that, after further due diligence, Fleet was having difficulty in justifying its original offer of $975 million. On May 30, at a meeting between senior management of Fleet and LFC, Fleet informed LFC that it was revising its offer downward to $850 million and made a presentation to LFC's management to support the revised price. In addition, Fleet requested that the royalty-free license for the "Liberty" name and mark be perpetual, and that Liberty Mutual provide additional guarantees of LFC obligations beyond taxes. After meeting with its advisors and Liberty Mutual, LFC responded that $850 million was too low and that Fleet would need to raise its offer to at least $900 million and agree to the stock purchase agreement substantially in form LFC had last delivered to Fleet. LFC offered a three-year license of the Liberty name and marks but indicated that it had been advised Liberty Mutual was not willing to expand the scope of the guarantees it would provide to Fleet beyond those originally proposed. Fleet agreed to these terms, subject to a request that the license be perpetual. LFC and Liberty Mutual agreed to this request, and the parties continued to proceed with the transaction as so revised.

    At or about this time, there were reports in the press that LFC was in negotiations with Fleet to purchase the asset management segment. On June 2, 2001, Credit Suisse First Boston was approached by a bank indicating that it believed that it could offer a higher purchase price for LFC's asset management segment than that which the bank believed Fleet was offering. The bank had not contacted Credit Suisse First Boston or LFC prior to June 2, 2001 and had never been part of the sale process. Credit Suisse First Boston advised LFC of the conversation. Based on a variety of factors, including the relatively small size of the prospective bidder, the advanced stage of the negotiations with Fleet and LFC's assurance to Fleet that it was not shopping the asset management segment while negotiations were being finalized (even though the May 15, 2001 exclusivity agreement had expired on May 25, 2001 and had not formally been extended), LFC decided not to pursue further conversation with this bank.

    During the period following the execution of the Sun Life transaction agreements and Fleet's emergence as a likely serious candidate to acquire the asset management segment, representatives of LFC and Liberty Mutual discussed the appropriate method for determining what the public stockholders should be paid in a going private transaction. When the issue was originally discussed tentatively and resolved in March 2001, it had been in the context of the simultaneous negotiations of the two segment sales and Sun Life's separate bid to acquire all of LFC in a merger following the asset management segment sale. At that time, it had been determined to pay the public stockholders as if LFC had first sold the asset management segment, and then Sun Life had acquired LFC through a merger. However, since then the initial asset management purchaser had abandoned its bid and LFC had entered into a definitive agreement with Sun Life for the sale of the annuity segment, which was not conditioned on a sale of the other segment. Accordingly, a whole company transaction with Sun Life after the sale of the asset management segment was no longer possible. In addition, Fleet had not submitted a bid for the purchase of LFC (after the sale of the annuity segment). Under the circumstances, a potential approach for determining the merger consideration would be to pay stockholders their pro-rata share of the net after tax proceeds of the Sun Life and Fleet transactions, after making appropriate adjustments for transaction costs, satisfaction of employee options and satisfaction of LFC's corporate liabilities. Among other things, a full sales process had taken place, the segments were being sold to third parties in arm's-length transactions and there were no available whole company bids. Also, as part of the Sun Life and Fleet transactions, Liberty Mutual had been required to enter into agreements and undertake obligations not required of other stockholders.

    Liberty Mutual and LFC believed that the pro rata approach would be fair. In that regard, Credit Suisse First Boston had advised LFC that, subject to reviewing the terms of the definitive agreement and other customary qualifications, it believed it would be in a position to render an opinion to LFC's board, subject to customary matters, that the consideration to be received by the public stockholders if the pro rata approach were used would be fair to the public stockholders from a financial point of view. However, Liberty Mutual, LFC and Credit Suisse First Boston also believed it was appropriate to consider increasing the amount payable to the public stockholders in recognition of, among other things, the tax consequences of the proposed structure for the public stockholders and for Liberty Mutual, and the desire to make sure that the public stockholders were treated fairly. However, even if it were determined that the appropriate result was to pay more to the public stockholders, the parties agreed that there was no single approach for determining what that additional amount should be. Rationales were discussed for amounts both greater than and less than $33.44 per share. Discussions on this issue continued during the period leading up to the June 4, 2001 meeting of LFC's directors described below.

    On June 4, 2001, the board of directors of LFC met to consider the Fleet transaction and a proposed merger agreement pursuant to which LFC would be taken private and the public stockholders would receive cash. At the meeting, Credit Suisse First Boston made a presentation to the board with respect to the Fleet transaction and the merger. See "THE TRANSACTIONS--SPECIAL FACTORS--Opinions of the Financial Advisor." In providing its analysis of the fairness of the consideration to be paid in the Fleet transaction, Credit Suisse First Boston noted that the decline in the valuation of the asset management segment was due, in part, to a reduction in the segment's assets under management in the fourth quarter of 2000 and the first quarter of 2001 due to market declines. Credit Suisse First Boston and LFC's management summarized the material negotiations on the Fleet transaction and discussed the terms of the Fleet transaction, including that Fleet would assume the liability for LFC's deferred sales load credit facility in the amount of approximately $110 million and LFC's obligation to pay potential purchase price "earnout" obligations under prior acquisitions. Credit Suisse First Boston reviewed its analyses for the board and responded to questions. Credit Suisse First Boston reviewed the tax treatment of the transaction. Credit Suisse First Boston rendered to the LFC board its oral opinion, which opinion was confirmed by the delivery of a written opinion dated June 4, 2001, that, as of that date and subject to the matters described in the opinion, the consideration provided for in the Fleet transaction was fair, from a financial point of view, to LFC.

    During the discussion of the Fleet transaction and Credit Suisse First Boston's presentation, three of LFC's directors, Messrs. Connell and May and Ms. Heard, were not present because they were also members of the board of directors of Fleet's parent. Mr. Countryman, who is also a member of the board of Fleet's parent, was present for the discussion and advised the board of his role in negotiating the transaction as LFC's chief executive officer.
Mr. Countryman then left the meeting. After further discussion, the seven remaining members of LFC's board unanimously approved the Fleet transaction.

    After approval of the Fleet transaction, the four members of LFC's board who had abstained from the vote returned to the meeting. The board then discussed the proposed terms of the going private transaction with Liberty Mutual. Specifically, it was proposed that LFC's public stockholders would receive an amount equal to $33.44 per share, subject to adjustment in certain circumstances. See "THE GOING PRIVATE TRANSACTION--THE MERGER AGREEMENT--Conversion of Common Stock; Merger Consideration." Mr. Kelly advised the board that this figure was based on an estimate of what the public stockholders might have received if the Fleet transaction had been structured as a purchase of LFC through a merger (after the completion of the Sun Life transaction). This was a theoretical calculation, since Fleet had not submitted a bid on that basis. Mr. Kelly advised that $33.44 represented a premium to the public stockholders over the amount that would be paid to them if the after tax net proceeds of the two segment sales, after payment of transaction expenses, allowance for corporate debt and other liabilities and stock option expenses, were distributed to the stockholders on a ratable basis. Such a ratable basis would result in an estimated per share price to the public of $32.17.

    Credit Suisse First Boston then reviewed with the board the calculation of the payment to the public stockholders. The calculation was based on information provided by LFC's management and included the estimated value to Fleet of the tax benefits it would receive in a segment purchase transaction that it would not receive in a merger transaction, and that information was used to estimate the net proceeds to the public stockholders if the transaction were restructured as a merger with LFC after the annuity segment sale to Sun Life. The estimated value of the transaction--that is, the amount Fleet would be willing to pay--would have been lower because of the smaller tax benefits available to Fleet in the restructured transaction. At the same time, the tax burden on LFC would be lower. In other words, the "cost" of the segment sale in the form of the corporate level tax was partially offset by the estimated tax benefits of this structure to Fleet. The net effect of these two adjustments would be to increase from $32.17 to $33.44 the per share amount for each public stockholder.

    After discussion, the board unanimously approved the merger agreement with Liberty Mutual and LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual, and the going private transaction. See "FLEET
TRANSACTION--AGREEMENTS--The Fleet Purchase Agreement--Tax Treatment of Sale."

    On June 4, 2001, the Fleet purchase agreement and the merger agreement (attached to this proxy statement as Appendix B-1 and C, respectively) were executed. Following the LFC board meeting on June 4, Fleet and LFC each issued a press release publicly announcing the execution of the Fleet purchase agreement and related agreements and, in LFC's case, announcing the going private transaction with Liberty Mutual.

    On July 13, 2001, LFC, LFS and Sun Life amended the Sun Life purchase agreement to provide that Sun Life will have an additional 30 calendar days after the fulfillment of the conditions to closing to raise funds to complete the closing.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

    In arriving at its recommendation and determination that the each of the Sun Life transaction, the Fleet transaction and the merger is fair to, and in the best interests of, LFC and its stockholders, the board of directors carefully considered the terms of each of the Sun Life purchase agreement, the Fleet purchase agreement and the merger agreement. As part of this process the board reviewed presentations from and had discussions with senior management and, with the advice and assistance of its financial and legal advisors, considered the terms of the transaction agreements and the fairness of each transaction to LFC and its stockholders. The board also noted that each of Choate, Hall & Stewart and Credit Suisse First Boston performs services for Liberty Mutual on unrelated matters. In determining to recommend approval of the transactions and in determining the fairness of each of the transactions to LFC and its stockholders, the directors considered numerous factors, both positive and negative. The following are the factors that the board considered material:

    GENERAL FACTORS:

    - the fact that LFC conducted a full auction process beginning in November 2000;

    - the nature and results of the bidding process of which the board was fully apprised throughout;

    - the fact that there was no offer for LFC as a whole;

    - the positive feedback from analysts and institutional public stockholders of LFC, regarding a sale of LFC, after the public announcement of LFC's review of strategic alternatives in November 2000;

    - the lack of float and the limited trading market for LFC's common stock;

    - the historical market prices of LFC's common stock and the belief that the market price of LFC common stock in the period prior to the announcement of LFC's strategic review in November 2000 did not represent the inherent value of LFC, including the fact that the average closing price of LFC's common stock on the New York Stock Exchange during the 20 trading days prior to the November announcement was $24.35 per share;

    - the board's knowledge of LFC's management and the history of its businesses, operations, properties, assets, liabilities, liquidity, financial condition, operating results, prospects, current business strategy, and competitive position in its industries;

    - certain fundamental obstacles facing each of LFC's principal business segments, including lack of scale, the likely need for substantial additional capital, the need for additional management, and challenges in integrating LFC's separate operating units;

    - the risks that prolonging the bidding and negotiation process further or declining to proceed with the transactions could significantly disrupt LFC's business, employees, distribution and other relationships;

    - risks in selling one of LFC's business segments but continuing to operate the other segment;

    - the risk that deciding to remain as an independent company after engaging in the auction process would likely cause a material decline in the prevailing market price of LFC's common stock;

    - trends affecting annuity companies, including market and economic conditions, industry consolidation and the substantial capital requirements for writing fixed and indexed annuities;

    - trends affecting asset management companies, including market and economic conditions, industry consolidation and compensation levels; and

    - the effect of the transactions on LFC's relationships with the funds for which its subsidiaries are investment advisors (and their stockholders), other clients and employees.

    FINANCIAL CONSIDERATIONS:

    - the financial performance, condition, business operations and prospects of LFC if it continued as an independent organization;

    - the analyses and presentations of Credit Suisse First Boston regarding the fairness of the consideration to be received in each of the transactions, see "THE TRANSACTIONS--SPECIAL FACTORS--Background of the Transactions" and "--Opinion of the Financial Advisor";

    - the opinion of Credit Suisse First Boston that, based upon and subject to the assumptions and limitations set forth therein, as of the date of the opinion, the approximately $1.7 billion of cash consideration to be received by LFC in the Sun Life transaction is fair to LFC from a financial point of view, see "THE TRANSACTIONS--SPECIAL FACTORS--Opinion of the Financial Advisor";

    - the fact that the Sun Life bid was significantly higher than the next highest bid to purchase the annuity subsidiaries;

    - the opinion of Credit Suisse First Boston that, based upon and subject to the assumptions and limitations set forth therein, as of the date of the opinion, the approximately $900 million in cash, subject to adjustment, to be received by LFC in the Fleet transaction is fair to LFC from a financial point of view, see "THE TRANSACTIONS--SPECIAL FACTORS--Opinion of the Financial Advisor";

    - the fact that LFC did not receive any offer to purchase the asset management subsidiaries at a price equal to or higher than $900 million, subject to adjustment, on the same or more favorable terms as the Fleet purchase agreement;

    - the opinion of Credit Suisse First Boston that, based upon and subject to the assumptions and limitations set forth therein, as of the date of such opinion, the merger consideration of $33.44 in cash per share of LFC common stock, subject to adjustment, to be received by the holders of LFC common stock is fair to LFC's stockholders (other than Liberty Mutual and its affiliates) from a financial point of view, see "THE TRANSACTIONS--SPECIAL FACTORS--Opinion of the Financial Advisor";

    - with respect to the merger, the fact that the merger consideration of $33.44 in cash per share of LFC common stock, subject to adjustment, to be paid to the LFC stockholders (other than Liberty Mutual and its affiliates) will be at a substantial premium over the pre-announcement trading price and historical trading prices of LFC common stock prior to LFC's November 2000 announcement of its decision to explore strategic alternatives, including a possible sale;

    - the fact that the merger consideration of $33.44 in cash per share of LFC common stock, subject to adjustment, would yield more per share to the LFC public stockholders than a pro rata distribution, after payment of LFC's expenses and liabilities, of the proceeds of both the Fleet and Sun Life transactions;

    - the fact that the merger will provide immediate liquidity to LFC's stockholders; and

    - the fact that the consideration to be paid in the transactions is cash, eliminating any uncertainties in valuing the consideration to be received.

    FACTORS RELATING TO INTERESTS OF CERTAIN PERSONS:

    - the potential conflicts of interest of certain of LFC's directors including the fact that all of the members of LFC's board of directors also serve as directors of Liberty Mutual and the fact that four of the members of LFC's board of directors, Messrs. Connell, May and Countryman and Ms. Heard, also serve on the board of directors of Fleet's parent corporation, as described in this proxy statement under the heading "TRANSACTIONS--SPECIAL FACTORS--Interests of Certain Persons in the Transactions";

    - the potential conflicts of interest of certain of LFC's officers who will receive payments, including payment for options and restricted stock, under LFC's retention plans as described under the heading
      "TRANSACTIONS--SPECIAL FACTORS--Interests of Certain Persons in the Transactions"; and

    - the fact that Liberty Mutual supports the transactions and that, as a practical matter, no other similar transactions would be possible without the support of Liberty Mutual.

    THE TERMS OF THE TRANSACTIONS:

    - the terms and conditions of the Sun Life purchase agreement, including the "fiduciary duty out" provisions that permit LFC to furnish information to and participate in discussions with a third party that makes an unsolicited qualified acquisition proposal for either the annuity segment or LFC as a whole (as described in "SUN LIFE TRANSACTION--AGREEMENTS--The Sun Life Purchase Agreement--Covenants of LFC and LFS") and to accept such a qualified acquisition proposal subject to compliance with the agreement and payment of a $85 million termination fee;

    - the terms and conditions of the Fleet purchase agreement, including the "fiduciary duty out" provisions that permit LFC to furnish information to and participate in discussions with a third party that has made an unsolicited qualified acquisition proposal for either the asset management segment or LFC as a whole (as described in "THE FLEET TRANSACTION-- AGREEMENTS--The Fleet Purchase Agreement--Covenants of LFC and LFS") and to accept such a qualified acquisition proposal subject to compliance with the agreement and payment of a $45 million termination fee;

    - the terms of the merger agreement, including a provision pursuant to which LFC may terminate the merger agreement if the LFC board withdraws or changes its recommendation of the merger agreement, the Sun Life transaction or the Fleet transaction or if the LFC board needs to terminate the merger agreement to comply with its fiduciary duties under applicable law, and the absence of any termination fee payable under the merger agreement if LFC's board exercises that provision;

    - the likelihood that each of the transactions would be consummated, including the fact that there are no unusual requirements or conditions to the transactions and the fact that each of Sun Life and Fleet has the financial resources to consummate the transactions expeditiously;

    - the lack of any requirement for approval by the shareholders of Fleet or Sun Life;

    - the fact that Liberty Mutual executed agreements for the benefit of each of Sun Life and Fleet as conditions to the Sun Life and Fleet transactions; and

    - the fact that the financial and other terms of the Sun Life transaction, the Fleet transaction and the merger were determined through lengthy negotiations between Sun Life, Fleet or Liberty Mutual, respectively, and LFC and its financial and legal advisors.

    LFC's board believes that each of the transactions is procedurally fair because, among other things:

    - the sale process conducted by LFC and the results of that process;

    - LFC retained Choate, Hall & Stewart, as its legal counsel, to provide legal advice during the process regarding the transactions;

    - the approximately $1.7 billion purchase price for the annuity segment resulted from active bargaining between representatives of LFC, on the one hand, and representatives of Sun Life, on the other;

    - the approximately $900 million purchase price, subject to adjustment, for the asset management segment resulted from active bargaining between representatives of LFC, on the one hand, and representatives of Fleet, on the other;

    - the merger consideration of approximately $33.44 in cash per share of LFC common stock, subject to adjustment, resulted from active bargaining between representatives of LFC, on the one hand, and representatives of Liberty Mutual, on the other, and includes the payment to the public stockholders of more than their pro rata portion of the proceeds from the Sun Life transaction and the Fleet transaction; and

    - the board of directors engaged in detailed deliberations in evaluating each of the transactions and alternatives thereto.

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
    The members of the board evaluated the various factors considered in light of their knowledge of LFC's business, financial condition and prospects, sought and considered the advice of financial and legal advisors, and reviewed presentations from and had discussions with senior management. In view of the wide variety of factors considered in connection with their respective evaluations of the transactions, the board of directors did not find it practicable to, and accordingly, did not, quantify or otherwise attempt to assign relative weights to the specific factors they considered in reaching their determinations. In the view of the board, the positive factors listed above reinforced their belief that the transactions were in the best interests of the public stockholders and outweighed the negative factors. The foregoing discussion of the information and factors considered by the LFC board is not intended to be exhaustive but is believed to include all material factors considered by the LFC board.

    The LFC board:

    - unanimously determined that the terms of the Sun Life transaction are fair to and in the best interests of LFC and its stockholders;

    - unanimously determined that the terms of the merger agreement are fair to and in the best interests of LFC and its stockholders (other than Liberty Mutual and its affiliates);

    - unanimously approved each of the Sun Life transaction and the merger and declared them to be advisable;

    - unanimously recommended that LFC's stockholders authorize and approve the Sun Life transaction; and

    - unanimously recommended that LFC's stockholders adopt and approve the merger agreement.

Messrs. Connell, May and Countryman and Ms. Heard did not participate in the vote to approve the Fleet transaction because they also serve on the board of directors of Fleet's parent corporation. The remaining LFC directors:

    - unanimously determined that the terms of the Fleet transaction are fair to and in the best interests of LFC and its stockholders;

    - unanimously approved the Fleet transaction and declared it advisable; and

    - unanimously recommended that LFC's stockholders authorize and approve the Fleet transaction.

OPINIONS OF THE FINANCIAL ADVISOR

    Credit Suisse First Boston has acted as LFC's financial advisor in connection with the Sun Life transaction, the Fleet transaction and the merger. LFC selected Credit Suisse First Boston based on Credit Suisse First Boston's experience, expertise and reputation. Credit Suisse First Boston is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

    In connection with Credit Suisse First Boston's engagement, LFC requested that Credit Suisse First Boston evaluate the fairness, from a financial point of view, of:

    - the consideration provided for in the Sun Life transaction to LFC;

    - the consideration provided for in the Fleet transaction to LFC; and

    - the merger consideration provided for in the merger to the holders of LFC common stock other than Liberty Mutual and its affiliates.

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
    On May 2, 2001, at a meeting of LFC's board of directors held to evaluate the Sun Life transaction, Credit Suisse First Boston rendered to LFC's board of directors an oral opinion, which opinion was confirmed by delivery of a written opinion dated May 2, 2001, the date of the Sun Life purchase agreement, to the effect that, as of that date and based on and subject to the matters described in its opinion, the consideration provided for in the Sun Life transaction was fair, from a financial point of view, to LFC.

    On June 4, 2001, at a meeting of LFC's board of directors held to evaluate the Fleet transaction and the merger, Credit Suisse First Boston rendered to LFC's board of directors oral opinions, which opinions were confirmed by delivery of written opinions dated June 4, 2001, the date of the Fleet purchase agreement and the merger agreement, to the effect that, as of that date and based on and subject to the matters described in the opinions, (i) the consideration provided for in the Fleet transaction was fair, from a financial point of view, to LFC and (ii) the consideration provided for in the merger agreement was fair, from a financial point of view, to the holders of LFC common stock other than Liberty Mutual and its affiliates.

    THE FULL TEXT OF CREDIT SUISSE FIRST BOSTON'S WRITTEN OPINIONS, DATED
MAY 2, 2001, JUNE 4, 2001 AND JUNE 4, 2001, RESPECTIVELY, TO LFC'S BOARD OF DIRECTORS, WHICH SET FORTH, AMONG OTHER THINGS, THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, ARE ATTACHED AS APPENDIX D-1, D-2, AND D-3, RESPECTIVELY, AND ARE INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. YOU ARE ENCOURAGED TO READ THESE OPINIONS CAREFULLY IN THEIR ENTIRETY. CREDIT SUISSE FIRST BOSTON'S OPINIONS ARE ADDRESSED TO LFC'S BOARD OF DIRECTORS AND RELATE ONLY TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION TO BE RECEIVED IN CONNECTION WITH THE SUN LIFE TRANSACTION, THE FLEET TRANSACTION AND THE MERGER. THE OPINIONS DO NOT ADDRESS ANY OTHER ASPECT OF THE SUN LIFE TRANSACTION, THE FLEET TRANSACTION, THE MERGER OR ANY RELATED TRANSACTION AND DO NOT CONSTITUTE A RECOMMENDATION TO YOU OR ANY OTHER STOCKHOLDER OF LFC AS TO ANY MATTER RELATING TO THE SUN LIFE TRANSACTION, THE FLEET TRANSACTION OR THE MERGER. THE SUMMARY OF CREDIT SUISSE FIRST BOSTON'S OPINIONS SET FORTH IN THIS DOCUMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINIONS.

    A copy of Credit Suisse First Boston's written presentations to the Board of Directors of LFC has been attached as an exhibit to LFC's Schedule 13E-3 filed with the Securities and Exchange Commission and will be available for inspection and copying at the principal executive offices of LFC during regular business hours by any interested LFC stockholder or any representative of the stockholder who has been so designated in writing and may be inspected and copied at the office of, and obtained by mail from, the Securities and Exchange Commission.

    In arriving at its opinions, Credit Suisse First Boston reviewed the Sun Life purchase agreement, the Fleet purchase agreement, the merger agreement and certain publicly available business and financial information relating to LFC and the annuity subsidiaries and the asset management subsidiaries. Credit Suisse First Boston also reviewed other information relating to LFC and the annuity subsidiaries and the asset management subsidiaries provided to or discussed with Credit Suisse First Boston by LFC, the annuity subsidiaries and the asset management subsidiaries and LFC's consultants, including financial forecasts and, in the case of the annuity subsidiaries, actuarial analyses and valuations, and met with the managements of LFC, the annuity subsidiaries and the asset management subsidiaries to discuss the businesses and prospects of the annuity subsidiaries and the asset management subsidiaries and the pro forma financial and other information relating to the assets and liabilities of LFC after giving effect to the Sun Life and Fleet transactions. Credit Suisse First Boston also considered financial data of the annuity subsidiaries and the asset management subsidiaries, and compared those data with similar data for publicly held companies in businesses similar to the annuity subsidiaries and the asset management subsidiaries and considered, to the extent publicly available, the financial terms of other transactions that have been effected. Credit Suisse First

Boston also considered other information, financial studies, analyses and investigations and financial, economic and market criteria that it deemed relevant.

    In connection with its review, Credit Suisse First Boston did not assume any responsibility for independent verification of any of the information that was provided to or otherwise reviewed by it and relied on that information being complete and accurate in all material respects. Credit Suisse First Boston was advised, and assumed, that the financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of LFC and the annuity subsidiaries and the asset management subsidiaries as to the future financial performance of the annuity subsidiaries and the asset management subsidiaries and the pro forma financial and other information relating to the assets and liabilities of LFC after giving effect to the Sun Life and Fleet transactions. Credit Suisse First Boston also was advised, and assumed, that the actuarial analyses and valuations relating to the annuity subsidiaries provided to or discussed with Credit Suisse First Boston by LFC, the annuity subsidiaries and LFC's consultants, were reasonably prepared on bases reflecting the best currently available estimates and judgments of LFC, the annuity subsidiaries and LFC's consultants, as to matters covered in the actuarial analyses and valuations. Credit Suisse First Boston further assumed, with LFC's consent, that in the course of obtaining the necessary regulatory and third party approvals and consents for the transactions, no modification, delay, limitation, restriction or condition would be imposed that would have a material adverse effect on the Sun Life transaction, the Fleet transaction or the merger. Credit Suisse First Boston also was advised, and assumed, that the Sun Life transaction, the Fleet transaction and the merger would be consummated in accordance with the terms of the Sun Life purchase agreement, the Fleet purchase agreement and the merger agreement, without waiver, amendment or modification of any material term, condition or agreement. Credit Suisse First Boston was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of LFC, the annuity subsidiaries or the asset management subsidiaries, and Credit Suisse First Boston was not furnished with any evaluations or appraisals, with the exception of the actuarial analyses and valuations referred to above. Credit Suisse First Boston is not an actuary and its services did not include any actuarial determinations or evaluations by Credit Suisse First Boston or an attempt to evaluate actuarial assumptions.

    Credit Suisse First Boston's opinions were necessarily based on information available to it, and financial, economic, market and other conditions as they existed and could be evaluated, on the dates of Credit Suisse First Boston's respective opinions. Credit Suisse First Boston's opinions do not address the relative merits of the Sun Life transaction, the Fleet transaction or the merger as compared to any alternatives that might exist for LFC or the effect of any other transaction in which LFC might engage, nor do Credit Suisse First Boston's opinions address the underlying business decision of LFC to proceed with the Sun Life transaction, the Fleet transaction or the merger. Although Credit Suisse First Boston evaluated the consideration in the Sun Life transaction, the Fleet transaction and the merger from a financial point of view, Credit Suisse First Boston was not requested to, and did not, recommend the specific consideration payable in the Sun Life transaction, the Fleet transaction or the merger, which consideration was determined in the Sun Life transaction between LFC and Sun Life, in the Fleet transaction between LFC and Fleet and in the merger between LFC and Liberty Mutual. In connection with its engagement, Credit Suisse First Boston was requested to approach third parties to solicit indications of interest in the possible acquisition of all or part of LFC. No other limitations were imposed on Credit Suisse First Boston with respect to the investigations made or procedures followed in rendering its opinion.

    In preparing its opinions to LFC's board of directors, Credit Suisse First Boston performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse First Boston's analyses described below is not a complete description of the analyses underlying Credit Suisse First Boston's opinions. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinions, Credit Suisse First Boston made qualitative judgments as to the significance and relevance of each analysis and factor that it considered. Accordingly, Credit Suisse First Boston believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinions.

    In its analyses, Credit Suisse First Boston considered industry performance, regulatory, general business, economic, market and financial conditions and other matters, many of which are beyond the control of LFC, Sun Life, Fleet and Liberty Mutual. No company, transaction or business used in Credit Suisse First Boston's analyses as a comparison is identical to the annuity subsidiaries or the asset management subsidiaries or the proposed Sun Life or Fleet transactions, or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in Credit Suisse First Boston's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Credit Suisse First Boston's analyses and estimates are inherently subject to substantial uncertainty.

    Credit Suisse First Boston's opinions and financial analyses were only some of many factors considered by LFC's board of directors in its evaluation of the proposed Sun Life transaction, the Fleet transaction and the merger and should not be viewed as determinative of the views of LFC's board of directors or management with respect to the Sun Life transaction, the Fleet transaction or the merger or the consideration provided for in the Sun Life purchase agreement, the Fleet purchase agreement or the merger agreement.

    The following is a summary of the material financial analyses underlying Credit Suisse First Boston's opinions delivered to LFC's board of directors in connection with the Sun Life transaction, the Fleet transaction and the merger. THE FINANCIAL ANALYSES SUMMARIZED BELOW INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. IN ORDER TO FULLY UNDERSTAND CREDIT SUISSE FIRST BOSTON'S FINANCIAL ANALYSES, THE TABLES MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. CONSIDERING THE DATA IN THE TABLES BELOW WITHOUT CONSIDERING THE FULL NARRATIVE DESCRIPTION OF THE FINANCIAL ANALYSES, INCLUDING THE METHODOLOGIES AND ASSUMPTIONS UNDERLYING THE ANALYSES, COULD CREATE A MISLEADING OR INCOMPLETE VIEW OF CREDIT SUISSE FIRST BOSTON'S FINANCIAL ANALYSES.

    SUN LIFE TRANSACTION/ANNUITY SUBSIDIARIES FINANCIAL ANALYSIS

    COMPARABLE COMPANIES ANALYSIS. Using publicly available information, Credit Suisse First Boston analyzed selected financial and stock market data of the following five publicly traded companies in the annuities industry:

    - American Annuity Group, Inc.

    - American General Corporation

    - AmerUs Group Corp.

    - Lincoln National Corporation

    - Nationwide Financial Services, Inc.

    Credit Suisse First Boston compared equity market values of the selected companies as multiples of calendar year 2000 and estimated calendar year 2001 net operating income and book value as of December 31, 2000, excluding the effect of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," commonly referred to as FAS 115. Credit Suisse First Boston then applied a range of selected multiples derived from the selected companies of calendar year 2000 and estimated calendar year 2001 net operating income and book value as of December 31, 2000, excluding the effect of FAS 115, to the corresponding financial data of the annuity subsidiaries. All multiples were based on closing stock prices on April 27, 2001. Estimated financial data for the annuity subsidiaries were based on internal estimates of the managements of LFC and the annuity subsidiaries and estimated financial data for the selected companies were based on publicly available research analysts' estimates. This analysis indicated the following aggregate implied equity reference range for the annuity subsidiaries:

                            AGGREGATE IMPLIED EQUITY
                                REFERENCE RANGE
                                 (IN MILLIONS)
                            ------------------------
                                $1,250 - $1,450

    Utilizing this aggregate implied equity reference range, Credit Suisse First Boston then calculated an aggregate implied equity reference range assuming a range of control premiums of 15% to 35%. This range of premiums was included to account for the value of acquiring a controlling interest in the annuity subsidiaries and was based on transactions in the financial services industry having a transaction value of more than $1 billion since 1997. This analysis indicated the following aggregate implied equity reference range for the annuity subsidiaries:

                            AGGREGATE IMPLIED EQUITY
                                REFERENCE RANGE
                              WITH CONTROL PREMIUM
                                 (IN MILLIONS)
                            ------------------------
                                $1,550 - $1,850

    COMPARABLE TRANSACTIONS ANALYSIS. Using publicly available information, Credit Suisse First Boston considered the equity values and implied transaction multiples in the following 12 selected merger and acquisition transactions in the life and annuity industries having a transaction value of more than $1 billion:

                       ANNUITY INDUSTRY
                       ----------------
              ACQUIROR                         TARGET
------------------------------------  -------------------------
-          General Electric Capital   First Colony Corporation
           Corporation

-          AEGON N.V.                 Providian Corporation

-          ING Group N.V.             Equitable of Iowa
                                      Companies

-          Lincoln National           CIGNA Corporation
           Corporation                (Annuity Business)

-          American General           Western National
           Corporation                Corporation

-          AmerUS Life                AmVestors Financial
           Holdings, Inc.             Corporation

-          American International     SunAmerica Inc.
           Group, Inc.
                         LIFE INDUSTRY
                         -------------
              ACQUIROR                         TARGET
------------------------------------  -------------------------
-          AEGON N.V.                 Transamerica Corporation

-          The Allstate Corporation   American Heritage Life
                                      Investment Corporation

-          Metropolitan Life          GenAmerica Corporation
           Insurance Co.

-          ING Group N.V.             ReliaStar Financial Corp.

-          The Hartford Financial     Fortis, Inc.
           Services Group, Inc.

    Credit Suisse First Boston compared equity values in the selected transactions as multiples of latest 12 months net operating income and book value, excluding the effect of FAS 115. Credit Suisse First

Boston then applied a range of selected multiples derived from the selected transactions of latest 12 months net operating income and book value to corresponding financial data of the annuity subsidiaries. All multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Financial data for the annuity subsidiaries were based on calendar year 2000 net operating income and book value as of December 31, 2000, excluding the effect of FAS 115, provided by the managements of LFC and the annuity subsidiaries. The results of this analysis indicated the following aggregate implied equity reference range for the annuity subsidiaries:

                            AGGREGATE IMPLIED EQUITY
                                REFERENCE RANGE
                                 (IN MILLIONS)
                            ------------------------
                                $1,400 - $2,000

    ACTUARIAL APPRAISAL. Credit Suisse First Boston reviewed the actuarial analysis prepared by LFC and its consultants with respect to LFC's insurance in-force and future business as of September 30, 2000 and June 30, 2001. Utilizing discount rates of 9% to 13% and percentages of company action level risk-based capital of 200%, Credit Suisse First Boston derived an aggregate implied equity reference range for the annuity segment as of those dates based on the actuarial analysis. Using the results of this analysis, Credit Suisse First Boston then derived the following aggregate implied equity reference range for the annuity subsidiaries:

                            AGGREGATE IMPLIED EQUITY
                                REFERENCE RANGE
                                 (IN MILLIONS)
                            ------------------------
                                $1,500 - $2,000

    AGGREGATE REFERENCE RANGE ANALYSIS. Based on the valuation methodologies employed in the analyses described above, Credit Suisse First Boston derived the following aggregate implied equity reference range for the annuity subsidiaries, as compared to the consideration in the annuity transaction after adjustment for the assumption of certain liabilities:

   AGGREGATE EQUITY         CONSIDERATION IN THE
EQUITY REFERENCE RANGE      ANNUITY TRANSACTION
    (IN MILLIONS)              (IN MILLIONS)
----------------------      --------------------
   $1,500 to $2,000                $1,702

    FLEET TRANSACTION/ASSET MANAGEMENT SUBSIDIARIES ANALYSIS

    COMPARABLE COMPANIES ANALYSIS. Using publicly available information, Credit Suisse First Boston analyzed selected financial and stock market data of the following seven publicly traded companies in the asset management industry:

    - Affiliated Managers Group, Inc.

    - Eaton Vance Corp.

    - Federated Investors, Inc.

    - Franklin Resources, Inc.

    - The John Nuveen Company

    - T. Rowe Price Group, Inc.

    - Waddell & Reed Financial, Inc.

    Credit Suisse First Boston compared enterprise values of the selected companies as multiples of assets under management as of March 31, 2001, latest 12 months revenue, latest 12 months earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA, first quarter 2001 annualized EBITDA and estimated calendar year 2001 EBITDA. Credit Suisse First Boston then applied a range of selected multiples derived from the selected companies of latest 12 months revenue, latest 12 months EBITDA, first quarter 2001 annualized EBITDA and estimated calendar year 2001 EBITDA to the corresponding financial data of the asset management subsidiaries. All multiples were based on closing stock prices on May 29, 2001. Estimated financial data for the asset management subsidiaries were based on internal estimates of the managements of LFC and the asset management subsidiaries and estimated financial data for the selected companies were based on publicly available research analysts' estimates. Financial information for the selected companies for the latest 12 months revenue and EBITDA were as of March 31, 2001, except Eaton Vance Corp., which was as of January 31, 2001. This analysis indicated the following aggregate implied enterprise reference range for the asset management subsidiaries:

                          AGGREGATE IMPLIED ENTERPRISE
                                REFERENCE RANGE
                                 (IN MILLIONS)
                          ----------------------------
                                 $900 - $1,100

    Utilizing this aggregate implied enterprise reference range, Credit Suisse First Boston then calculated an aggregate implied enterprise reference range assuming a range of control premiums of 15% to 35%. This range of premiums was included to account for the value of acquiring a controlling interest in the asset management subsidiaries and was based on transactions in the financial services industry having a transaction value of more than $1 billion since 1997. This analysis indicated the following aggregate implied enterprise reference range for the asset management subsidiaries:

                          AGGREGATE IMPLIED ENTERPRISE
                                REFERENCE RANGE
                              WITH CONTROL PREMIUM
                                 (IN MILLIONS)
                          ----------------------------
                                $1,100 - $1,300

    COMPARABLE TRANSACTIONS ANALYSIS. Using publicly available information, Credit Suisse First Boston considered the transaction values and implied transaction multiples in the following 11 selected merger and acquisition transactions in the asset management industry:

                   ACQUIROR                                           TARGET
-----------------------------------------------      -----------------------------------------
-  Robeco Group N.V.                                 Harbor Capital Management Company, Inc.
-  ABN AMRO Asset Management (USA) Inc.              Alleghany Asset Management, Inc.
-  Alliance Capital Management L.P.                  Sanford C. Bernstein & Co., Inc.
-  Old Mutual plc                                    United Asset Management Corporation
-  CDC Asset Management, Inc.                        Nvest Companies, L.P.
-  Liberty Financial Companies, Inc.                 Wanger Asset Management, L.P.
-  UniCredito Italiano Spa                           The Pioneer Group, Inc.
-  Affiliated Managers Group, Inc.                   Frontier Capital Management
                                                     Company, Inc.
-  UBS AG                                            Global Asset Management (USA) Inc.
-  ReliaStar Financial Corp.                         Pilgrim Capital Corporation
-  AMVESCAP PLC                                      LGT Asset Management, Inc.

    Credit Suisse First Boston compared transaction values in the selected transactions as multiples of assets under management, latest 12 months revenue and latest 12 months EBITDA. Credit Suisse First Boston then applied a range of selected multiples derived from the selected transactions of latest 12 months revenue and latest 12 months EBITDA to corresponding financial data of the asset management subsidiaries. All multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Financial data for the asset management subsidiaries were based on internal estimates of the managements of LFC and the asset management subsidiaries. The results of this analysis indicated the following aggregate implied enterprise reference range for the asset management subsidiaries:

                          AGGREGATE IMPLIED ENTERPRISE
                                REFERENCE RANGE
                                 (IN MILLIONS)
                          ----------------------------
                                 $900 - $1,200

    DISCOUNTED CASH FLOW ANALYSIS. Credit Suisse First Boston estimated the present value of the stand-alone, unlevered, after-tax free cash flows that the asset management subsidiaries could produce over fiscal years 2001 through 2006. Credit Suisse First Boston calculated ranges of estimated terminal values for the asset management subsidiaries by multiplying estimated calendar year 2006 EBITDA by multiples ranging from 9.0x to 11.0x. The estimated free cash flows and terminal values for the asset management subsidiaries were then discounted to present value using discount rates of 13.0% to 15.0%, which Credit Suisse First Boston viewed as the appropriate discount rate for a company with the asset management subsidiaries' risk characteristics. This analysis indicated the following implied aggregate value reference range for the asset management subsidiaries:

                            IMPLIED AGGREGATE VALUE
                                REFERENCE RANGE
                                 (IN MILLIONS)
                            -----------------------
                                $1,033 - $1,280

    AGGREGATE REFERENCE RANGE ANALYSIS. Based on the valuation methodologies employed in the analyses described above, Credit Suisse First Boston derived the following enterprise reference range for the asset management subsidiaries, as compared to the consideration in the asset management transaction after adjustment for the assumption of certain liabilities, including assumption of $110 million of indebtedness of the asset management subsidiaries and other liabilities, including the estimated net present value of earn-outs related to past acquisitions of asset management subsidiaries.

AGGREGATE IMPLIED          CONSIDERATION IN THE
 REFERENCE RANGE       ASSET MANAGEMENT TRANSACTION
  (IN MILLIONS)               (IN MILLIONS)
-----------------      ----------------------------
 $950 to $1,250                   $1,118

    MERGER FINANCIAL REVIEW

    As more fully described on pages 74-76 of this proxy statement, Credit Suisse First Boston noted that the consideration to be received by the holders of LFC common stock other than Liberty Mutual and its affiliates, on a per share basis, is equal to:

    - (A) The sum of:

       -- the estimated net after-tax proceeds from the Sun Life transaction, plus

       --  the estimated net after-tax proceeds from the Fleet transaction, less

       -- the estimated net after-tax costs of LFC with respect to the cancellation under the retention plans of stock options granted by LFC outstanding at the effective time of the merger, less

       -- the estimated net after-tax costs of LFC with respect to transaction expenses paid or payable by LFC in connection with the Sun Life transaction, the Fleet transaction and the going private transaction, less

       -- the estimated net after-tax cost of the net corporate liabilities of LFC after the Sun Life transaction and the Fleet transaction, plus

       -- the estimated net tax adjustment with respect to eliminating the estimated corporate level taxes on the Fleet transaction, net of the estimated after-tax benefit to Fleet for making an election under
           Section 338(h)(10) of the Internal Revenue Code,

    - divided by (B) the estimated number of outstanding shares of LFC common stock.

    MISCELLANEOUS

    LFC has paid and agreed to pay Credit Suisse First Boston for its financial advisory services in connection with the transactions customary fees, a substantial portion of which is contingent upon completion of the transactions. It is currently estimated that the aggregate of all fees payable by LFC to Credit Suisse First Boston in connection with the transactions will be approximately $17.75 million. LFC also has agreed to reimburse Credit Suisse First Boston for all reasonable out-of-pocket expenses, including fees and expenses of legal counsel and any other advisor retained by Credit Suisse First Boston, and to indemnify Credit Suisse First Boston and related parties against liabilities, including liabilities under the federal securities laws, arising out of its engagement.

    Credit Suisse First Boston and its affiliates in the past have provided and are currently providing financial services to LFC and its affiliates, and in the past have provided financial services to Sun Life, Fleet and Liberty Mutual in connection with transactions unrelated to the Sun Life transaction, the Fleet transaction and the merger, and currently are providing financial services to Liberty Mutual unrelated to the Sun Life transaction, the Fleet transaction and the merger, including in connection with Liberty Mutual's proposed mutual holding company reorganization, for which services Credit Suisse First Boston and its affiliates received, and expect to receive, compensation. In the ordinary course of business, Credit Suisse First Boston and its affiliates may actively trade the securities of LFC, Sun Life and their respective affiliates and affiliates of Liberty Mutual and Fleet for their own accounts and for the accounts of customers and, accordingly, may at any time hold long or short positions in those securities.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS AND POTENTIAL CONFLICTS OF
  INTEREST

    When considering the recommendations of the LFC board of directors, you should be aware that some of LFC's officers and directors have interests in the transactions or have relationships, including those referred to below, that present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the transactions. The LFC board was aware of these actual or potential conflicts of interest and considered them along with other matters in approving and authorizing the Sun Life transaction and the Fleet transaction and authorizing and adopting the merger agreement and declaring its advisability. The matters considered by the board of directors of LFC in connection with the transactions, including actual or potential conflicts of interest are described in this proxy statement under the heading "THE TRANSACTIONS--SPECIAL FACTORS--Recommendations of the Board of Directors."

    When considering the recommendations of the board of directors of LFC, you should also be aware that:

    - each of the LFC's directors is also a member of the board of directors of
      Liberty Mutual, which as of             , 2001, the record date for the
      special meeting, beneficially owned approximately     % of the issued and
      outstanding common stock of LFC;

    - Gary L. Countryman, LFC's President and Chief Executive Officer, is a director of Liberty Mutual and LFC;

    - Edmund F. Kelly, who in addition to serving as the chairman and as a director of LFC and Liberty Mutual, is the President and Chief Executive Officer of Liberty Mutual;

    - each of William F. Connell and Paul J. Darling, who each serve as a director of LFC and Liberty Mutual, own 1,500 shares of LFC common stock and will be entitled to receive $33.44 per share in cash, subject to adjustment, in exchange for their shares upon the completion of the merger; and

    - substantially all of LFC's employees, including LFC's officers other than Mr. Countryman, participate in LFC's retention plans, which provide for cash retention bonuses and, upon a change of control, enhanced severance benefits, accelerated vesting of options and some restricted stock and additional payments to cover excise tax obligations.

    We refer you to the information under the heading "INFORMATION ABOUT LFC--Security Ownership of Certain Beneficial Owners and Management," for information regarding our current officers and directors and their stock ownership in LFC. LFC's officers who own LFC common stock at the effective time of the merger will be entitled to receive the $33.44 per share in cash, subject to adjustment, for their shares. LFC's officers and directors who have been granted restricted stock or options to purchase LFC common stock will receive payment in accordance with the retention plans described below.

    You should also be aware that the following directors of LFC also serve on the board of directors of Fleet's parent company: William F. Connell, Thomas J. May, Gary L. Countryman and Marian L. Heard. Messrs. Connell and May and
Ms. Heard were not present during discussions of the Fleet transaction.
Mr. Countryman was present for a portion of those discussions and advised the board of his role in negotiating the Fleet transaction. These four directors did not participate in the vote to approve the Fleet transaction and the Fleet transaction was unanimously approved by the remaining directors of LFC. All of the directors of LFC are directors of Liberty Mutual, and Liberty Mutual has interests in the transactions not shared by LFC's other stockholders, including its interests in the merger. Following the merger, LFC will repay to Liberty Mutual and its affiliates a loan in the aggregate principal amount of $200 million. For more information about the merger, we refer you to the information under the heading "THE GOING PRIVATE TRANSACTION--MERGER AGREEMENT." For more information about LFC's relationship with Liberty Mutual, including the above referenced $200 million loan, we refer you to the information under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--MATTERS PERTAINING TO LIBERTY MUTUAL."

    RETENTION PLANS. On November 1, 2000, LFC announced that it would explore its strategic alternatives, including a possible sale of LFC. To help retain its employees during this strategic review, LFC adopted the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan and the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan, or the retention plans. Our retention plans provide for cash retention bonuses to substantially all employees and the full vesting upon a change of control of all outstanding options and the shares of restricted stock for which the target price in the applicable restricted stock agreement is less than the value of LFC common stock on the date of the change of control. The retention plans also provide for enhanced severance benefits to substantially all employees upon a change of control. A change of control will be deemed to occur under the retention plans with respect to employees of the annuity subsidiaries upon the completion of the Sun Life transaction, with respect to employees of the asset management subsidiaries upon the completion of the Fleet transaction, and with respect to employees of LFC at the completion of the merger. The retention bonuses are generally based on an employee's base salary and/or target incentive compensation amounts, except for sales personnel for whom retention bonuses are based primarily on sales. In addition, the retention plans provide that employees will be eligible to receive an additional payment if any of the payments or benefits received or to be received by those employees, in connection with a change of control or by reason of a termination of employment, trigger excise tax obligations. For more information on our retention plans we refer you to the information under the heading "INFORMATION ABOUT LFC--Retention Plans."

    The maximum retention bonus payable to each of the four most highly compensated executive officers of LFC in 2000, other than Mr. Countryman, is as follows: Mr. Merritt, $1,591,500; Mr. Gibson, $1,512,500; Mr. Polkinghorn, $910,000; and Mr. Hilbert, $787,500. Mr. Countryman does not participate in the retention plans.

    The maximum severance payment payable to each of the four most highly compensated executive officers of LFC in 2000, other than Mr. Countryman, is as follows: Mr. Merritt, $1,061,000; Mr. Gibson, $1,966,250; Mr. Polkinghorn, $1,365,000; and Mr. Hilbert, $1,023,750. Mr. Countryman does not participate in this severance plan.

    TREATMENT OF LFC OPTIONS AND RESTRICTED STOCK.  Under the retention plans:

    - employees of the annuity subsidiaries will be entitled to accelerated vesting of options and restricted stock following the completion of the Sun Life transaction;

    - employees of the asset management subsidiaries will be entitled to accelerated vesting of options and restricted stock following the completion of the Fleet transaction; and

    - employees of LFC will be entitled to accelerated vesting of options and restricted stock following the merger.

    Holders of accelerated options will be entitled to receive the difference between the value of LFC common stock and the exercise price per share of their options.

    For more information, we refer you to section entitled "INFORMATION ABOUT LFC--Retention Plans."

    LFC's executive officers currently hold options to purchase an aggregate of
approximately     million shares of LFC common stock. These options were granted under LFC's 1990 Stock Option Plan and Amended and Restated 1995 Stock Incentive Plan, or LFC stock plans. LFC's executive officers currently hold approximately million shares of LFC restricted stock that were granted under LFC's stock plans. Mr. Countryman does not hold any options or restricted stock.

    Any amounts actually paid to these officers and directors of LFC for the cancellation of their stock options will be reduced by any applicable federal and state income and payroll tax withholdings.

    INDEMNIFICATION AND INSURANCE OF LFC'S DIRECTORS AND OFFICERS. Each of Sun Life and Fleet have agreed that all rights to indemnification, advancement of expenses, and all similar rights, as provided in the charter or bylaws of any of the annuity subsidiaries, in favor of employees, directors, officers and agents of the annuity subsidiaries, in the case of the Sun Life transaction, or the asset management subsidiaries, in the case of the Fleet transaction, will continue for a period of six years from the applicable transaction. The merger agreement provides that Liberty Mutual and LFC will indemnify and hold harmless each current and former director and officer of LFC for a period of six years for acts and omissions occurring before or as of the effective time of the merger to the extent provided in the current articles of organization, bylaws or indemnification agreements of LFC. The merger agreement further provides that for a period of six years after the effective time of the merger, Liberty Mutual will maintain liability insurance, either directly or through Liberty Mutual's umbrella policy, with respect to events occurring before or as of the effective time of the merger and covering all current directors and officers of LFC; however, in the event that the cost of this insurance exceeds 300% of the current annual premium, LFC must use reasonable efforts to obtain substantially similar insurance for an amount equal to 300% of the annual premium. In addition, Liberty Mutual and LFC have agreed to indemnify each current and former employee, agent, director and officer of LFC and its subsidiaries against all claims, losses and the like arising out of his or her actions or omissions in such capacity.

POSITION OF LIBERTY MUTUAL AS TO FAIRNESS OF THE TRANSACTIONS

    Liberty Mutual has considered the factors examined by the board of directors of LFC described in detail below and under the heading "THE
TRANSACTIONS--SPECIAL FACTORS--Recommendations of the Board of Directors" above. Based on these factors, Liberty Mutual believes that each of the transactions is fair to LFC and its stockholders.

    Liberty Mutual has indicated its intention to vote in favor of each of the items proposed for approval at the meeting. An affirmative vote by Liberty Mutual would ensure approval of the Sun Life transaction, the Fleet transaction and the merger. Liberty Mutual has entered into a voting agreement with Sun Life, pursuant to which Liberty Mutual has agreed to vote all of its shares of LFC common stock in favor of the Sun Life transaction and a voting agreement with Fleet, pursuant to which Liberty Mutual has agreed to vote all of its shares of LFC common stock in favor of the Fleet transaction, subject to the terms of those agreements. A copy of the Sun Life voting agreement is included as Appendix A-2 to this proxy statement and a copy of the Fleet voting agreement is attached as Appendix B-2 to this proxy statement.

    You should be aware, however, that Liberty Mutual is not making any recommendation as to how you or any other LFC stockholder should vote on the Sun Life transaction, the Fleet transaction or the merger.

FACTORS CONSIDERED BY LIBERTY MUTUAL

    Liberty Mutual has advised LFC that its belief that the consideration to be received by LFC in the Sun Life transaction and Fleet transaction, respectively, is fair from a financial point of view to LFC is based on the factors considered by LFC's board of directors, including:

    - each of the Sun Life purchase agreement and the Fleet purchase agreement was negotiated at arm's length by LFC, which acted independently, with the assistance of financial and legal advisors and on behalf of LFC and the holders of LFC's common stock;

    - the lack of prospects for an alternative to the Sun Life transaction and the Fleet transaction that would result in greater value to the holders of LFC's common stock; and

    - notwithstanding the fact that the opinions of Credit Suisse First Boston were intended solely for the information and assistance of the board of directors of LFC and that Liberty Mutual is not intended to rely, and has not relied on them, the fact that Credit Suisse First Boston delivered to the board of directors of LFC its opinions as to the fairness, from a financial point of view, of (a) the consideration provided for in the Sun Life transaction to LFC and (b) the consideration provided for in the Fleet transaction to LFC.

    Liberty Mutual has advised LFC that its belief that the merger and the consideration to be paid in the merger to the holders of LFC's common stock other than Liberty Mutual and its affiliates and LFC stockholders who have validly exercised their statutory appraisal rights under Massachusetts law, is fair from a financial point of view to the holders of LFC common stock, other than Liberty Mutual and its affiliates and LFC stockholders who have validly exercised their statutory appraisal rights under Massachusetts law, based on the factors considered by LFC's board of directors, including:

    - the merger agreement was negotiated at arm's length by LFC, which acted independently, with the assistance of financial and legal advisors and on behalf of the holders of LFC's common stock;

    - the lack of prospects for an alternative to the merger that would result in greater value to the holders of LFC's common stock; and

    - notwithstanding the fact that the opinion of Credit Suisse First Boston was intended solely for the information and assistance of the board of directors of LFC and that Liberty Mutual is not intended to rely, and has not relied on it, the fact that Credit Suisse First Boston delivered to the board of directors of LFC its opinion as to the fairness, from a financial point of view, of the merger consideration provided for in the merger agreement to the holders of LFC common stock other than Liberty Mutual and its affiliates.

CONSEQUENCES OF THE TRANSACTIONS

    Pursuant to the Sun Life purchase agreement, subject to the fulfillment or waiver of the conditions to closing specified therein, LFC and its subsidiary LFS will sell the stock of the annuity subsidiaries to Sun Life. As a result of the Sun Life transaction, LFC will receive cash consideration equal to approximately $1.7 billion in cash.

    Pursuant to the Fleet purchase agreement, subject to the fulfillment or waiver of the conditions to closing specified therein, LFC and LFS will sell the stock of the asset management subsidiaries to Fleet. As a result of the Fleet transaction, LFC will receive cash consideration equal to approximately
$900 million in cash, subject to adjustment.

    It is possible that either the Sun Life transaction or the Fleet transaction could be completed and the other transaction might never be completed.

    Pursuant to the merger agreement, subject to the fulfillment or waiver of specified conditions, including the consummation of the Sun Life and Fleet transactions, Merger Sub will be merged with and into LFC, and LFC will become a wholly owned subsidiary of Liberty Mutual. As a result of the merger, holders of LFC common stock, other than Liberty Mutual and its affiliates and those LFC stockholders who have validly exercised their statutory appraisal rights under Massachusetts law, will be entitled to receive $33.44, subject to adjustment, in cash, without interest, for each share of LFC common stock outstanding at the time of the merger unless they are dissenting stockholders who perfect their appraisal rights. Following the merger, LFC's public stockholders will cease to have any ownership interest in LFC.

    As a result of the merger, Liberty Mutual will own 100% of the outstanding common stock of LFC. In connection with the merger, LFC will repay to Liberty Mutual and its affiliates a loan in the aggregate principal amount of $200 million. Upon consummation of the merger, LFC will delist its common stock from the New York Stock Exchange and the Boston Stock Exchange and price quotations will no longer be available. LFC common stock is currently registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Following the merger, LFC will terminate the registration of its common stock under the Exchange Act, will formally terminate its filing obligations under the Exchange Act, and will be relieved of the obligation to comply with the public reporting requirements of the Exchange Act with respect to LFC's common stock. Accordingly, LFC will no longer be required to file periodic reports with the Commission, for example Forms 10-K, 10-Q and 8-K. In addition, LFC will no longer be subject to the proxy rules of Regulation 14A or Rule 13e-3 under the Exchange Act.

    On or prior to the merger, all options outstanding under the LFC's stock plans, to the extent not exercised prior to the effective time of the merger, will be cancelled in exchange for a cash payment from LFC in accordance with the retention plans and shares of restricted stock for which the target price in the applicable restricted stock agreement is less than the market price of LFC common stock on the date of a change of control will become fully vested in accordance with the retention plans. For more information, we refer you to sections entitled "INFORMATION ABOUT LFC--Retention Plans."

    Immediately prior to the effective time of the merger, all restricted common stock granted under LFC's stock plans will, if not currently vested, be fully vested in accordance with the retention plans. For more information on our retention plans we refer you to the information under the heading "INFORMATION ABOUT LFC--Retention Plans."

    The surviving company's articles of organization and bylaws immediately after the merger will be LFC's articles of organization and bylaws in effect immediately before the merger.

    The directors of Merger Sub, will be the surviving company's directors immediately after the merger. Merger Sub's officers immediately before the merger will become the surviving company's executive officers immediately after the merger.

STOCKHOLDER LAWSUIT CHALLENGING THE MERGER

    Between June 5, 2001 and June 6, 2001, five separate lawsuits seeking class action status were filed by purported LFC stockholders in the Superior Court of Suffolk County, Massachusetts against LFC, Fleet, Liberty Mutual and the directors of LFC. Since then, the plaintiffs in four of the five lawsuits have voluntarily dismissed their lawsuits without prejudice. In the one lawsuit remaining, the plaintiff alleges, among other things, that LFC, Liberty Mutual and the directors of LFC have breached fiduciary duties owed to LFC stockholders other than Liberty Mutual and its affiliates, by not obtaining the best possible price in the Fleet transaction and in the merger.

    The plaintiff seeks, among other things:

    - an order enjoining the merger from being consummated (or, if consummated, an order rescinding the transaction); and

    - an award of attorneys' fees and other costs of litigation.

    In the event that the merger is consummated, the plaintiff has indicated that it may choose to continue its action and seek rescission of the merger, damages or both. LFC, Liberty Mutual and the directors of LFC believe that this lawsuit is without merit and intend to vigorously defend the lawsuit.

    On July 10, 2001, LFC, the directors of LFC, and Liberty Mutual moved to dismiss the plaintiff's complaint in its entirety.

    Plaintiff has not yet responded to our motion to dismiss. Also on July 11, 2001, LFC and its directors moved to stay all discovery pending a decision on the motion to dismiss.

NOTICE OF DISPUTE CONCERNING SALE OF IFMG

    In May 2001, after the announcement of the signing of the Sun Life purchase agreement, LFC received a letter on behalf of a company that claims that it has a right of first refusal with respect to the sale of Independent Financial Marketing Group, one of the subsidiaries to be purchased by Sun Life in the Sun Life transaction. LFC believes that the claim is without merit and intends to vigorously dispute it and to proceed with and complete the Sun Life transaction as soon as the conditions to the transaction have been satisfied or waived.

U.S. FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a summary of material United States federal income tax consequences of the merger to those LFC stockholders whose shares of common stock are held as capital assets and are converted into the right to receive $33.44 in cash per share of LFC common stock, subject to adjustment, as a result of the merger. Because it is a summary, it does not include an analysis of all potential tax effects of the merger. For example, this summary:

    - does not consider the effect of any applicable state, local or foreign tax laws;

    - does not address all aspects of federal income taxation that may affect particular stockholders in light of their particular circumstances;

    - is not intended for stockholders who may be subject to special federal income tax rules, such as:

       --  insurance companies;

       --  tax-exempt organizations;

       --  financial institutions or broker-dealers;

       -- stockholders who hold their common stock as part of a hedge, straddle or conversion transaction;

       -- stockholders who acquired their common stock pursuant to the exercise of an employee stock option or otherwise as compensation; and

       -- stockholders who are not citizens or residents of the United States or that are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States.

    - does not address tax consequences to holders of stock options; and

    - does not address tax consequences to Liberty Mutual, its affiliates or any person who would be treated as constructively owning LFC common stock immediately after the merger by reason of the attribution rules of
      Section 318 of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code; these persons must consult with their own tax advisor to determine the tax consequences to them.

    This summary assumes that stockholders have held their LFC common stock as a "capital asset" under the Internal Revenue Code. Generally, a "capital asset" is property held for investment. This summary is based on the current provisions of the Internal Revenue Code, applicable Treasury Regulations, judicial authorities and administrative rulings and practice. None of LFC, Liberty Mutual or any of their respective affiliates has sought or intends to seek a ruling from the Internal Revenue Service with respect to any aspect of the merger. Future legislative, judicial or administrative changes or interpretations could alter or modify the statements and conclusions set forth in this section. Any of these changes or interpretations could be retroactive and could affect the tax consequences of the merger to you.

    You should consult your own tax advisor with respect to the particular tax consequences of the merger, including the applicability and effect of any state, local or foreign tax laws, and of changes in applicable tax laws.

    TREATMENT OF HOLDERS OF COMMON STOCK. The conversion of your shares of LFC common stock into the right to receive $33.44 in cash per share, subject to adjustment, as a result of the merger, or cash received pursuant to the exercise of your appraisal rights, will be fully taxable to you. Subject to the assumptions and limitations described above, you will recognize a capital gain or loss equal to the difference between:

    - the amount of cash you receive in the merger; and

    - your tax basis in your LFC common stock.

    Generally, your tax basis in your common stock will be equal to what you paid for your stock. If you are an individual:

    - long-term capital gain will be taxable at a maximum capital gains rate of 20% if you held your shares for more than one year at the time of the merger;

    - gain on shares held for one year or less will be subject to ordinary income tax rates; and

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
    - capital loss may only be offset against capital gains or up to $3,000 per year of ordinary income, with a carryover of that capital loss to subsequent years to the extent unused.

    BACKUP WITHHOLDING. You may be subject to backup withholding at the rate of 30.5% with respect to the gross proceeds you receive from the conversion of your common stock into cash unless you:

    - are a corporation or other exempt recipient and, when required, establish this exemption; or

    - provide your correct taxpayer identification number, certify that you are not currently subject to backup withholding and otherwise comply with applicable requirements of the backup withholding rules. You will be asked to provide this information in a letter of transmittal to be sent to stockholders after the effective time of the merger.

    If, after the merger, you do not provide the paying agent with your correct taxpayer identification number, and any other documents or certifications required by the Internal Revenue Service, including, among others, Form W-9 or a substitute for this Form, you may be subject to penalties imposed by the Internal Revenue Service. Any amount withheld under these backup withholding rules will be creditable against your federal income tax liability. The paying agent will report to you and to the Internal Revenue Service the amount of any reportable payment made to you (including payments made to you pursuant to the merger) and any amount withheld pursuant to the merger.

ACCOUNTING TREATMENT

    The Sun Life transaction and the Fleet transaction will each be accounted for as a sale of a business upon completion of each respective transaction. The merger will be accounted for as the acquisition of a minority interest by Liberty Mutual, using the purchase method of accounting.

FINANCING; SOURCE OF FUNDS

    The obligation of Sun Life to consummate the Sun Life transaction is not subject to any financing contingency, although LFC has agreed to permit Sun Life an additional 30 calendar days after the fulfillment of the conditions to closing to raise funds to complete the Sun Life transaction. The obligation of Fleet to consummate the Fleet transaction is not subject to any financing contingency. The merger is conditioned upon the consummation of both the Sun Life and Fleet transactions and the merger consideration will be funded from the net proceeds of the Sun Life and Fleet transactions.

FEES AND EXPENSES

    LFC will be responsible for paying its transaction-related fees and expenses, except that, if the Sun Life transaction, or the Fleet transaction or both occur, Sun Life, Fleet or both, as applicable, will pay a portion of the costs of printing and mailing this proxy statement. Fleet has also agreed to pay one-half of the costs of printing and mailing proxy statements to the stockholders of LFC's asset management subsidiaries to obtain approval of new investment advisory agreements as required by the Investment Company Act. LFC's transaction related fees and expenses will consist primarily of fees and expenses of investment bankers, attorneys and accountants, Commission filing fees, printing fees and other related charges, which it estimates will total approximately $25 million, assuming the transactions are completed. This amount consists of the following estimated fees:

DESCRIPTION                                                     AMOUNT
-----------                                                   -----------
Investment banking fees and expenses........................  $18,000,000
Legal fees and expenses.....................................    2,500,000
Accounting fees and expenses................................      900,000
Securities and Exchange Commission filing fee...............      600,000
Printing, solicitation and mailing costs....................    2,100,000
Miscellaneous expenses......................................      900,000
Total.......................................................  $25,000,000

    For a discussion of the fees associated with a termination of the Sun Life transaction or the Fleet transaction, we refer you to "SUN LIFE
TRANSACTION--AGREEMENTS--The Sun Life Purchase Agreement" and "FLEET TRANSACTION--AGREEMENTS--The Fleet Purchase Agreement."

REGULATORY REQUIREMENTS

    We set forth below a summary of the primary regulatory clearances and approvals required to effect the transactions. While we believe that we will obtain those requisite regulatory clearances and approvals for the transactions, we cannot assure you that we will obtain these approvals on satisfactory terms or otherwise.

    We are not aware of any material governmental approvals or actions that may be required for completion of the transactions other than as described below. Should any other approval or action be required, we currently contemplate that the approval would be sought or action taken.

    The Sun Life purchase agreement obligates LFC and Sun Life to complete the Sun Life transaction and the Fleet purchase agreement obligates LFC and Fleet to complete the Fleet transaction only, in each case, if the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act described below has terminated or expired and if the companies have obtained or made all other governmental approvals, clearances and filings that, if not obtained, would have a material adverse effect. The satisfaction of these regulatory requirements may jeopardize or delay completion of the transactions or may reduce the anticipated benefits of the transactions because governmental authorities may subject the completion of any of the transactions to compliance with conditions. LFC and Sun Life have agreed in the Sun Life purchase agreement, that neither Sun Life nor LFC and LFS will be required to make or enter into any divestiture, license, agreement or payment or take any action which would have a material adverse effect on any material portion of Sun Life or the annuity business, in order to obtain a regulatory consent or waiver. For more information, we refer you to the text of the Sun Life purchase agreement attached to this proxy statement as Appendix A-1 and to the text of the Fleet purchase agreement attached to this proxy statement as Appendix B-1.

    ANTI-TRUST APPROVALS. The Hart-Scott-Rodino Antitrust Improvements Act and the rules promulgated under that act by the Federal Trade Commission, or FTC, require the provision of notifications and information to the Antitrust Division of the Department of Justice and the FTC and the satisfaction of specified waiting period requirements in connection with the Sun Life transaction and the Fleet transaction.

    - On July   , 2001, LFC and Sun Life filed the required pre-merger
      notification and report forms with the Antitrust Division and the FTC. The waiting period in connection with this filing is expected to expire on
      August   , 2001, absent an early termination, extension or request for additional information. We may not complete the Sun Life transaction until the satisfaction of this waiting period requirement.

    - On July   , 2001, LFC and Fleet filed the required pre-merger notification and report forms with the Antitrust Division and the FTC. The waiting
      period in connection with this filing is expected to expire on August   ,
      2001, absent an early termination, extension or request for additional information. We may not complete the Fleet transaction until the satisfaction of this waiting period requirement.

    The Antitrust Division of the Department of Justice and the FTC frequently scrutinize the legality under the antitrust laws of transactions like the Sun Life and Fleet transactions. At any time before or after the completion of each sale, the Antitrust Division or the FTC could take any action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Sun Life transaction or the Fleet transaction or seeking the divestiture of substantial assets of LFC, Sun Life or Fleet.

    SUN LIFE TRANSACTION. In connection with the Sun Life transaction, the parties are required to make filings with and obtain approvals from various United States, foreign and state governmental agencies, including:

    - Sun Life is required to file and has filed a Form A--"Statement Regarding the Acquisition of Control or Merger with a Domestic Insurer," with the Division of Insurance of the Department of Business Regulation of the State of Rhode Island regarding Keyport Life Insurance Company, an annuity subsidiary that is being sold to Sun Life in the Sun Life transaction, and the New York State Insurance Department with respect to Keyport Benefit Life Insurance Company, an annuity subsidiary being sold to Sun Life in the Sun Life transaction; as of the date of this proxy statement Sun Life has made these filings with the Rhode Island and New York regulators but has not obtained the related approvals;

    - providing pre-acquisition notice to applicable insurance regulatory authorities of certain states; as of the date of this proxy statement, those notices had been filed but approvals of the regulators had not been obtained; and

    - regulatory clearances and approvals by antitrust regulators in Canada.

    FLEET TRANSACTION. In connection with the Fleet transaction, the parties will be required to make filings with and obtain approvals from various United States, foreign and state governmental agencies, including:

    - filing notice with the Office of the Comptroller of the Currency; and

    - filing with the Commission, information required by Exchange Act Regulation 14A with respect to proxy material to be sent to fund stockholders.

    MERGER. In connection with the merger, LFC will be required to make filings with and obtain approvals from various federal and state governmental agencies, including:

    - the completion of the Sun Life transaction and the Fleet transaction, and the filing of articles of merger with the Secretary of The Commonwealth of Massachusetts in accordance with Massachusetts law after the adoption of the merger agreement by LFC's stockholders; and

    - compliance with federal and state securities laws, including filing with the Commission, information required by Regulation 14A and Rule 13e-3 promulgated under the Exchange Act with respect to proxy materials to be sent to LFC stockholders.

                            ------------------------

                        SUN LIFE TRANSACTION--AGREEMENTS

                            ------------------------

    On May 2, 2001, LFC, Sun Life and Liberty Financial Services, Inc., or LFS, a wholly owned subsidiary of LFC, entered into a stock purchase agreement, or the Sun Life purchase agreement. Simultaneously with the signing of the Sun Life purchase agreement:

    - Liberty Mutual and Sun Life entered into a voting agreement, or the Sun Life voting agreement, a license agreement, a letter agreement concerning tax matters, and an agreement to enter into a guaranty by Liberty Mutual for the benefit of Sun Life with respect to certain obligations of Keyport Life Insurance Company, or Keyport, one of the annuity subsidiaries to be purchased by Sun Life under the Sun Life purchase agreement; and

    - Keyport and Liberty Life Assurance Company, or Liberty Life, a wholly owned subsidiary of Liberty Mutual, entered into amendments to existing administrative services agreements to amend the terms under which Keyport and Liberty Life can terminate the administrative services agreements, and entered into a termination agreement with respect to certain provisions of an existing reinsurance agreement and a related servicing agreement, or the Keyport agreements.

    The Sun Life purchase agreement and the other agreements listed above are sometimes referred to collectively in this proxy statement as the Sun Life transaction agreements.

    LFC and Sun Life also entered into a transition services and indemnification agreement. This agreement contemplates that LFC might subsequently enter into an agreement with a third party to buy LFC's asset management business. Fleet has agreed to become a party to that agreement at the closing of the Fleet transaction. The agreement relates to services to be provided between the purchaser of the annuity subsidiaries and LFC or the purchaser of the asset management subsidiaries for a period of time after the closings of the sales of those subsidiaries by LFC and provides for certain indemnification rights among LFC and each of the purchasers. In general, Fleet will indemnify LFC and Sun Life for liabilities relating to the asset management business, Sun Life will indemnify LFC and Fleet for liabilities relating to the annuity business, and LFC will indemnify Sun Life and Fleet for corporate liabilities of LFC.

    The text of the agreements and other related agreements are attached to this proxy statement as Appendixes F-1, F-2 and F-3. You can read a description of the agreement and other related agreements in this proxy statement under the heading "TRANSITION SERVICES AND INDEMNIFICATION AGREEMENT AND RELATED AGREEMENTS."

    The following is a summary of the material provisions of the Sun Life transaction agreements. Because it is a summary, it is not a complete description of all of the provisions of those agreements. The text of the Sun Life purchase agreement and the Sun Life voting agreement, which are attached as Appendixes A-1 and A-2, respectively, to this proxy statement, are incorporated into this section by reference. For a more complete understanding of the contents of those agreements, we encourage you to read the summary section of this proxy statement and the Sun Life purchase agreement and the Sun Life voting agreement in their entirety.

THE SUN LIFE PURCHASE AGREEMENT

    THE SUN LIFE TRANSACTION

    Sun Life has agreed to purchase, and LFC and LFS have agreed to sell, all of the issued and outstanding capital stock of the annuity subsidiaries. Sun Life will pay LFC and LFS an aggregate purchase price equal to $1.7 billion in exchange for the stock of the annuity subsidiaries. We expect that the Sun Life transaction will close in the second half of 2001.

    TAX TREATMENT OF THE SALE

    LFC, LFS and Sun Life have agreed to make a joint election under
Section 338(h)(10) of the Internal Revenue Code in connection with the Sun Life transaction. The result of making this election will be that for federal income tax purposes:

    - each of the annuity subsidiaries will be treated as if it had sold all of its assets in a taxable transaction for an amount equal to the portion of the total purchase price paid by Sun Life, including liabilities of each such annuity subsidiary and liabilities to which the assets of each such annuity subsidiary is subject, that is allocable to that annuity subsidiary;

    - after this deemed sale of assets, each annuity subsidiary will be treated as if it had distributed all of its assets to its stockholder and ceased to exist; and

    - the tax basis of the assets of each annuity subsidiary acquired by Sun Life in the Sun Life transaction will be "stepped up," such that the total tax basis of each annuity subsidiary in its assets will be equal to the portion of the total purchase price paid by Sun Life, including any liabilities of each such annuity subsidiary and any liabilities to which the assets of each annuity subsidiary is subject, that is allocable to that subsidiary.

    LFC and LFS will recognize no separate gain or loss on the sale of the stock of the annuity subsidiaries to Sun Life, but will be responsible for all taxes of the annuity subsidiaries arising from the Section 338(h)(10) election, including any taxes arising from the deemed sale of assets of each of the annuity subsidiaries. As of the date of this proxy statement, LFC estimates that taxes payable by LFC and LFS on the sale of the annuity subsidiaries will be approximately $215 million.

    REPRESENTATIONS AND WARRANTIES

    In the Sun Life purchase agreement, Sun Life has represented and warranted particular matters to LFC and LFS. Those representations and warranties include, among other things, representations and warranties relating to:

    - its organization, standing and qualification to do business;

    - its authorization to enter into the Sun Life purchase agreement;

    - its compliance with applicable laws, as well as its organizational documents and other contracts;

    - the accuracy of information provided by Sun Life and to be included in this proxy statement and information to be included in filings required by state insurance regulators in the U.S.;

    - its financial ability to pay the purchase price at the closing;

    - the absence of litigation that would impair its ability to complete the Sun Life transaction; and

    - its ability to make the election under Section 338(h)(10) of the Internal Revenue Code, as well as other state tax elections.

    The Sun Life purchase agreement also contains representations and warranties by LFC and LFS relating to, among other things:

    - their organization, standing and qualification to do business;

    - general descriptions of the annuity subsidiaries, including descriptions of capital structure, jurisdiction of organization, standing and qualification to do business;

    - their authorization to enter into the Sun Life purchase agreement;

    - their compliance with applicable laws, as well as with their organizational documents and other contracts;

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    - the accuracy of information included in regulatory filings, including certain Commission filings made in the past by LFC and Keyport Life Insurance Company, as well as information to be included in connection with the transactions described in this proxy statement and information to be included in filings required by state insurance regulators in the U.S.;

    - litigation against the annuity subsidiaries;

    - the absence of certain changes since December 31, 2000;

    - transactions with affiliates of the annuity subsidiaries;

    - employee benefit plans and agreements and compliance with applicable employment law;

    - liens on the assets of the annuity subsidiaries;

    - compliance with laws and regulations relating to, among other things, tax, securities and insurance company regulation;

    - the ownership and use of, as well as legal claims regarding, intellectual property of the annuity subsidiaries;

    - the absence of material undisclosed liabilities;

    - the receipt of an opinion of LFC's financial advisor;

    - material contracts of the annuity subsidiaries; and

    - the necessary stockholder vote required to approve the Sun Life transaction.

    The representations and warranties in the Sun Life purchase agreement do not survive the closing of the Sun Life transaction.

    RESTRICTIONS ON THE CONDUCT OF LFC, LFS AND THE ANNUITY SUBSIDIARIES PRIOR
     TO THE CLOSING

    The Sun Life purchase agreement contains a number of restrictions on the conduct of LFC, LFS and the annuity subsidiaries pending the closing. In general, the Sun Life purchase agreement provides that LFC and LFS will cause the annuity subsidiaries to operate their respective businesses only in the ordinary course of business consistent with their past practices and to use commercially reasonable efforts to maintain their business organization, employees and business arrangements.

    The Sun Life purchase agreement also lists particular actions that the annuity subsidiaries may not take prior to the closing without the consent of Sun Life. Examples of these restricted actions include the following:

    - issuing or selling, or agreeing to issue or sell, shares of capital stock of any annuity subsidiary;

    - acquiring, disposing of or pledging material assets, other than in the ordinary course of business;

    - amending the organizational documents of any annuity subsidiary;

    - paying dividends or distributions or splitting, combining or reclassifying shares of capital stock of any annuity subsidiary;

    - unless otherwise permitted in the Sun Life purchase agreement, agreeing to merge or enter into any business combination with another entity;

    - unless otherwise permitted in the Sun Life purchase agreement, agreeing to dispose of a material amount of assets or relinquishing any material contractual rights;

    - acquiring or making a material investment in another entity;

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
    - incurring indebtedness other than in the ordinary course of business consistent with past practices;

    - entering into any material contract other than in the ordinary course of business consistent with past practices or terminating, amending, modifying or waiving compliance with any provision of an existing material contract in a manner that would be materially adverse to the annuity subsidiaries;

    - making material tax elections, releasing, assigning, settling or compromising any material tax liability, waiving any statute of limitations relating to any tax claim;

    - taking any action to change accounting policies or procedures;

    - releasing, assigning, settling or compromising any material claim or litigation;

    - changing reserving methods;

    - paying, discharging or satisfying any claims, liabilities or obligations other than in the ordinary course of business; or

    - entering into any structured settlement, funding or reinsurance or arrangement other than in the ordinary course of business consistent with past practices, subject to exceptions described in the Sun Life purchase agreement.

    Except as required by law or permitted by or contemplated under the Sun Life purchase agreement, LFC and LFS have also agreed that they will not, and they will not permit any of the annuity subsidiaries to adopt or amend in any material respect any employee benefit plan or arrangement (other than commercially reasonable arrangements entered into with new hires) or take any action with respect to termination or severance pay or with respect to any increase of benefits payable under its retention, severance or termination pay policies in effect on May 2, 2001, with respect to employees of the annuity subsidiaries. LFC has also agreed to cause its insurance subsidiaries to manage their investing activities consistently with their business plans and subject to certain restrictions.

    COVENANTS OF LFC AND LFS

    LFC and LFS have made certain other covenants in the Sun Life purchase agreement. Among these are covenants that LFC will promptly call a meeting of its stockholders to vote on the Sun Life purchase agreement, prepare and mail this proxy statement, recommend that you authorize the Sun Life transaction contemplated by the Sun Life purchase agreement and bear all fees and expenses of LFC, LFS and the annuity subsidiaries in connection with the Sun Life transaction, except for a portion of the costs of printing and mailing this proxy statement, which will be borne by Sun Life. Other significant covenants of LFC and LFS include covenants to assist Sun Life in making certain filings required by state insurance regulators and covenants to take other actions that may be required to complete the Sun Life transaction. In addition, LFC agreed to settle before the closing intercompany accounts, agreements and other arrangements between LFC and the annuity subsidiaries.

    Additionally, LFC and LFS have agreed that they and the annuity subsidiaries and their respective affiliates, subsidiaries, officers, directors, employees, representatives and agents, including Credit Suisse First Boston, will not solicit or initiate discussions concerning, and will not provide information or engage in discussions with any third party regarding, any transaction that involves the sale of the annuity subsidiaries or that would adversely affect the ability of the parties to complete the Sun Life transaction. The agreement does not limit LFC with respect to a potential transaction related to any portion of LFC or its subsidiaries other than the annuity subsidiaries. The Sun Life purchase agreement expressly permits LFC, LFS and their subsidiaries to do the foregoing under certain circumstances in order to comply with fiduciary duties of LFC's board of directors and other duties imposed under applicable law. The Sun Life purchase agreement also provides that LFC and LFS may enter into another transaction involving the annuity subsidiaries, including a transaction relating to LFC as a whole, if the proposed transaction would be, in the good faith judgment of LFC's board of directors, superior to the Sun Life transaction and in the best interests of LFC's stockholders. LFC and LFS have agreed to communicate with Sun Life regarding the details of any acquisition proposals that are in conflict with the Sun Life transaction and provide Sun Life three days to offer to make adjustments in the terms and conditions of the Sun Life purchase agreement in the event of a competing acquisition proposal. Moreover, LFC has covenanted that, unless otherwise required to comply with its fiduciary duties to its stockholders, LFC's board of directors will not do any of the following:

    - fail to recommend or withdraw its recommendation of the Sun Life transaction;

    - modify or qualify its recommendation of the Sun Life transaction;

    - approve or recommend any proposal concerning an acquisition that is in conflict with the Sun Life transaction; or

    - enter into any agreement or arrangement concerning an acquisition that is in conflict with the Sun Life transaction.

    Liberty Mutual's voting agreement with Sun Life to vote in favor of the Sun Life transaction will terminate if LFC elects to terminate the Sun Life purchase agreement so that LFC's board of directors may comply with its fiduciary and other duties imposed under applicable law.

    OTHER COVENANTS

    LFC, LFS and Sun Life have made covenants with respect to the treatment of employees of the annuity subsidiaries and the continuation of benefits for those employees after the Sun Life transaction is completed. In general, the parties also agreed to covenants regarding cooperation in preparing and filing tax returns and indemnification by LFC and LFS for failure to pay taxes owing for tax periods prior to the closing relating to the business of the annuity subsidiaries that are consolidated for tax purposes with LFC.

    CONDITIONS

    MUTUAL CLOSING CONDITIONS. The obligations of all parties to complete the Sun Life transaction are subject to the satisfaction or waiver by the other parties of the following conditions:

    - authorization of the Sun Life transaction by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of LFC;

    - the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act;

    - obtaining all other material legal consents or approvals;

    - the absence of any legal prohibition against the Sun Life transaction; and

    - the effectiveness of the transition services agreement and indemnification described below.

    ADDITIONAL CLOSING CONDITIONS FOR THE BENEFIT OF LFC AND LFS. The obligation of LFC and LFS to complete the Sun Life transaction is subject to the satisfaction or waiver of the following additional conditions:

    - the accuracy of Sun Life's representations and warranties in the Sun Life purchase agreement as of the closing date except to the extent any inaccuracies, individually or in the aggregate, would not reasonably be expected to impair materially the ability of Sun Life to perform its obligations under the Sun Life purchase agreement;

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
    - the performance by Sun Life in all material respects of its obligations under the Sun Life purchase agreement; and

    - the payment of the purchase price.

    ADDITIONAL CLOSING CONDITIONS FOR THE BENEFIT OF SUN LIFE. The obligation of Sun Life to complete the Sun Life transaction is subject to the satisfaction or waiver of the following additional conditions:

    - the accuracy of the representations and warranties of LFC and LFS in the Sun Life purchase agreement as of the closing date except to the extent any inaccuracies, individually or in the aggregate would not reasonably be expected to have a material adverse effect on the annuity subsidiaries;

    - the performance by LFC and LFS in all material respects of their obligations under the Sun Life purchase agreement;

    - obtaining certain consents, waivers or approvals;

    - the absence of a change, effect or circumstance that would have a material and adverse effect on the assets, condition, business, operations or results of operations of the annuity subsidiaries or which would prevent or delay the completion by LFC or LFS of the Sun Life transaction;

    - the delivery of certificates representing the shares of capital stock of the annuity subsidiaries;

    - the delivery of a certificate confirming that LFC is not a foreign person under Treasury Regulations that would require Sun Life to withhold a portion of the purchase price; and

    - the effectiveness of each of the agreements described below, between Sun Life and Liberty Mutual.

    TERMINATION OF THE SUN LIFE PURCHASE AGREEMENT

    RIGHT TO TERMINATE. The Sun Life purchase agreement may be terminated at any time before the closing in any of the following ways:

    - by the mutual written consent of all parties;

    - by either Sun Life or LFC and LFS, if the Sun Life transaction is not completed by March 31, 2002, so long as the failure of the terminating party to fulfill its obligations under the Sun Life purchase agreement is not the cause of the failure of the Sun Life transaction to be completed prior to that date;

    - by Sun Life, or by LFC (provided that in the event of a termination by LFC, LFC must pay Sun Life a termination fee as described below), prior to the authorization of the Sun Life transaction by the stockholders of LFC, if LFC's board of directors withdraws, modifies, changes or fails to reaffirm its recommendation of the Sun Life transaction;

    - by Sun Life, or by LFC (provided that in the event of a termination by LFC, LFC must pay Sun Life a termination fee as described below), prior to the authorization of the Sun Life transaction by the stockholders of LFC, if LFC's board of directors recommends an acquisition proposal that is in conflict with the Sun Life transaction;

    - by Sun Life, or by LFC (provided that in the event of a termination by LFC, LFC must pay Sun Life a termination fee as described below), prior to the authorization of the Sun Life transaction by the stockholders of LFC, if a tender or exchange offer for 20% or more of LFC's outstanding capital stock is commenced and LFC's board of directors fails to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer;

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
    - by either Sun Life or LFC and LFS, if the stockholders of LFC do not authorize the Sun Life transaction at the special meeting of LFC's described in this proxy statement;

    - by Sun Life, upon a breach of a representation or warranty or material covenant by LFC or LFS that is not cured within 30 days; or

    - by LFC and LFS, upon a breach of a representation or warranty or material covenant by Sun Life that is not cured within 30 days.

    If the Sun Life purchase agreement is terminated, all obligations of the parties under the Sun Life purchase agreement, except for obligations with respect to fees and expenses associated with the Sun Life transaction or the payment by LFC of a termination fee upon the occurrence of certain events as described below or arising in connection with a willful breach, will terminate and be of no further force and effect. If the Sun Life purchase agreement is terminated by either Sun Life or by LFC and LFS due to the other party's breach, the terminating party will be entitled to reimbursement of its fees and expenses incurred in connection with the Sun Life purchase agreement.

    TERMINATION FEE

    Upon the termination of the Sun Life purchase agreement under any of the following circumstances, LFC would be required to pay Sun Life a termination fee of $85.1 million:

    - if Sun Life terminates the Sun Life purchase agreement due to a breach by LFC or LFS of representations, warranties or material covenants set forth in the Sun Life purchase agreement, and on the date of termination LFC has received, or within three months after that date, LFC receives a proposal for a transaction that LFC would not be entitled to enter into under the Sun Life purchase agreement without payment of the termination fee and, within 12 months from the date of termination of the Sun Life purchase agreement, LFC and LFS complete that transaction for a total purchase price that is greater than the purchase price payable under the Sun Life purchase agreement;

    - if Sun Life terminates the Sun Life purchase agreement due to a breach by LFC of its obligations not to solicit offers for, or engage in negotiations regarding, a transaction that is in conflict with the Sun Life transaction; or

    - if Sun Life terminates, or if LFC and LFS terminate, the Sun Life purchase agreement (which LFC and LFS can do only after they have paid the termination fee) because:

       -- LFC's board of directors has withdrawn, modified, changed or failed to reaffirm its recommendation that LFC's stockholders authorize the Sun Life transaction,

       -- LFC's board of directors has recommended to LFC's stockholders a transaction that is in conflict with the Sun Life transaction, or

       -- a tender or exchange offer for 20% or more of LFC's outstanding capital stock has been commenced and LFC's board of directors has failed to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer.

    AMENDMENTS AND WAIVERS

    At any time prior to the authorization of the Sun Life transaction by LFC's stockholders, any provision of the Sun Life purchase agreement may be amended or waived by a written agreement signed by all parties. After the authorization of the Sun Life transaction by LFC's stockholders, all amendments and waivers under the Sun Life purchase agreement are subject to the conditions that those changes would not reduce the amount or change the form of the purchase price or change any terms that would, alone or in the aggregate, materially and adversely affect LFC's stockholders.

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
THE SUN LIFE VOTING AGREEMENT

    On May 2, 2001, simultaneously with the signing of the Sun Life purchase agreement, at Sun Life's request, Liberty Mutual entered into a voting agreement with Sun Life. Liberty Mutual agreed in the Sun Life voting agreement to vote all of its shares of LFC common stock in favor of, and against all matters inconsistent with, the authorization of the Sun Life purchase agreement and the completion of the Sun Life transaction, in accordance with that agreement. As of the record date of the special meeting, Liberty Mutual was the beneficial owner
of approximately   % of LFC's common stock.

    Liberty Mutual agreed in the Sun Life voting agreement that it will not sell, pledge or otherwise dispose of its LFC stock prior to the termination of the Sun Life voting agreement. The Sun Life voting agreement terminates upon either the termination of the Sun Life purchase agreement, including if LFC elects to terminate the Sun Life purchase agreement to permit its board of directors to comply with its fiduciary and other duties under applicable law, or the mutual written consent of Sun Life and Liberty Mutual.

THE SUN LIFE LICENSE AGREEMENT

    On May 2, 2001, simultaneously with the signing of the Sun Life purchase agreement, at Sun Life's request, Liberty Mutual and LFC entered into a license agreement with Sun Life, or the Sun Life license agreement.

    The Sun Life license agreement provides that for a period of one year following the completion of the Sun Life transaction, Sun Life will have a royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the annuity and retail distribution business for a period of one year following the completion of the Sun Life transaction. The license granted to Sun Life also permits Sun Life to use the licensed marks and trade names in connection with any products relating to the annuity subsidiaries under development or scheduled for launch as of the closing of the Sun Life transaction. The Sun Life license agreement generally restricts Sun Life's use of the licensed marks and trade names in connection with printed and on-line materials other than with respect to printed and on-line materials bearing the licensed marks on the date of the completion of the Sun Life transaction and the reproduction of printed and on-line materials during the one-year license period.

    The Sun Life license agreement also contains other covenants and provisions more fully set forth in the Sun Life license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Sun Life license agreement.

THE SUN LIFE/LIBERTY MUTUAL LETTER AGREEMENT

    On May 2, 2001, simultaneously with the signing of the Sun Life purchase agreement, at Sun Life's request, Liberty Mutual and Sun Life entered into a letter agreement.

    Under this letter agreement, Liberty Mutual agreed to guarantee the obligations of LFC with respect to certain tax-related matters arising under the Sun Life purchase agreement. In particular, Liberty Mutual agreed to guarantee LFC's obligations to:

    - pay taxes arising as a result of making an election under
      Section 338(h)(10) of the Internal Revenue Code. See the description of the Sun Life purchase agreement above in this proxy statement and the Sun Life purchase agreement itself for a more detailed description of LFC's obligations and the effect of making an election under Internal Revenue Code Section 338(h)(10);

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
    - cause the annuity subsidiaries to refrain from making any material tax elections without the consent of Sun Life; and

    - comply with and perform various covenants, obligations and indemnities, including without limitation filing tax returns, settling intercompany tax accounts and cooperating with Sun Life with respect to tax matters after the completion of the Sun Life transaction.

    Additionally, Liberty Mutual agreed to indemnify and hold harmless Sun Life from and against claims or liabilities of any annuity subsidiary relating to income taxes arising in any taxable year in which Liberty Mutual filed a consolidated tax return covering that subsidiary. Liberty Mutual will not receive compensation or other consideration under this letter agreement.

THE LIBERTY MUTUAL GUARANTY

    On May 2, 2001, Liberty Mutual signed a letter agreement at the request of Sun Life under which Liberty Mutual undertook certain obligations with respect to a guaranty agreement. In accordance with that letter agreement, Liberty Mutual filed a form of guaranty agreement with the Massachusetts Department of Insurance, or the MDI. The MDI approved the guaranty agreement, and on May 22, 2001, Liberty Mutual, Keyport and Sun Life entered into the guaranty agreement.

    In the normal course of its business, Keyport has entered into arrangements with Liberty Mutual that constitute "qualified assignments" within the meaning of Section 130(c) of the Internal Revenue Code. Keyport funded its obligations under those arrangements by purchasing annuity policies from Liberty Life. The guaranty agreement entered into on May 22, 2001 provides that Liberty Mutual will guaranty to Keyport and Sun Life the complete payment, performance and satisfaction of each obligation of Liberty Life Assurance Company, a wholly owned subsidiary of Liberty Mutual, or Liberty Life, under the annuity contracts sold to Keyport. The guaranty agreement further provides that Liberty Mutual will indemnify Keyport and Sun Life from losses incurred through the failure of Liberty Mutual or Liberty Life to perform the obligations under the annuity contracts. Liberty Mutual will not receive compensation or other consideration under the guarantee agreement.

THE KEYPORT AGREEMENTS

    On May 2, 2001, simultaneously with the signing of the Sun Life purchase agreement, at Sun Life's request, Keyport entered into two agreements with Liberty Life.

    AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENTS

    In June 1993, Keyport and Liberty Life entered into an administrative services agreement pursuant to which Keyport provides certain administrative and other services with respect to certain annuity contracts sold by Liberty Life in the State of New York. This administrative services agreement provides that either party may terminate the agreement by providing the other party with six months prior written notice. The amendment entered into on May 2, 2001 amends the termination provision such that either party may terminate the agreement only upon eighteen months prior notice. All other provisions of the administrative services agreement remain in full force and effect.

    In February 1996, Keyport and Liberty Life entered into an administrative services agreement pursuant to which Keyport provides certain administrative and other services with respect to certain annuity contracts sold by Liberty Life in the State of New York. This administrative services agreement provides that either party may terminate the agreement by providing the other party with six months prior written notice. The amendment entered into on May 2, 2001 amends the termination provision such that either party may terminate the agreement only upon eighteen months prior notice. All other provisions of the administrative services agreement remains in full force and effect.

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    TERMINATION OF OBLIGATIONS UNDER REINSURANCE AND RELATED SERVICING AGREEMENT

    In February 1996, Keyport and Liberty Life entered into a reinsurance agreement under which Liberty Life agreed to reinsure certain single premium immediate annuity policies issued by Keyport. In December 1996, Keyport and Liberty Life entered into a servicing agreement under which Liberty Life agreed to provide Keyport with marketing, administration, electronic data processing, contract owner services and agent owner services in connection with the policies reinsured by Liberty Life under the reinsurance agreement. The agreement entered into on May 2, 2001 provides that, upon the completion of the Sun Life transaction, the reinsurance agreement and related servicing agreement will be terminated, but only with respect to policies issued by Keyport on or after the date on which the Sun Life transaction is completed. The reinsurance agreement and servicing agreement will remain in full force and effect with respect to covered policies issued prior to that date. Neither Liberty Mutual nor Liberty Life will receive compensation or other consideration under these agreements.

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                            ------------------------

                         FLEET TRANSACTION--AGREEMENTS

                            ------------------------

    On June 4, 2001, Fleet and LFC and LFS, entered into a stock purchase agreement, or the Fleet purchase agreement. Simultaneously with the signing of the Fleet purchase agreement, at Fleet's request, Liberty Mutual and Fleet entered into a voting agreement, or the Fleet voting agreement, a license agreement and a letter agreement concerning tax matters. The Fleet purchase agreement, the Fleet voting agreement, the license agreement and the letter agreement concerning tax matters are sometimes referred to collectively in this proxy statement as the Fleet transaction agreements.

    Fleet and LFC also entered into two letter agreements relating to the transition services and indemnification agreement between Sun Life and LFC. You can read a description of the transition services agreement and the side letters between Fleet and LFC in this proxy statement under the heading "TRANSITION SERVICES AND INDEMNIFICATION AGREEMENTS."

    The following is a summary of the material provisions of the Fleet transaction agreements. Because it is a summary, it is not a complete description of all of the provisions of those agreements. The text of the Fleet purchase agreement and the Fleet voting agreement, which are attached as Appendixes B-1 and B-2, respectively, to this proxy statement, are incorporated into this section by reference. For a more complete understanding of the contents of those agreements, we encourage you to read the summary section of this proxy statement and the Fleet purchase agreement and the Fleet voting agreement in their entirety.

THE FLEET PURCHASE AGREEMENT

    THE FLEET TRANSACTION

    Fleet has agreed to purchase, and LFC and LFS have agreed to sell, all of the issued and outstanding capital stock of their direct and indirect subsidiaries engaged in the asset management segment of LFC's business. Those subsidiaries are sometimes referred to in this proxy statement as the asset management subsidiaries. Fleet will pay LFC and LFS an aggregate purchase price equal to $900 million in cash, subject to adjustment, in exchange for the stock of the asset management subsidiaries. The purchase price payable by Fleet may be adjusted, as follows:

    - upward or downward based on increases or decreases in the amount of the equity, taxable fixed income, tax exempt fixed income, money market and variable annuity portfolios managed by the asset management subsidiaries, excluding the effects of market action, up to a maximum adjustment, upward or downward, of $180 million, determined by calculating the difference between the purchases of and exchanges into those portfolios, and redemptions or withdrawals from, and exchanges out of, those portfolios between December 31, 2000 and the calculation date, which will be the last day of the month immediately preceding the closing date of the Fleet transaction, or if that closing date is on or before the twentieth day of any month, the last day of the second month preceding that closing date;

    - upward or downward based on increases or decreases in the tangible net worth (as defined in the Fleet purchase agreement) of the asset management subsidiaries, between March 31, 2001 and the closing date;

    - downward based on decreases of more than 20% in the market value of assets under management of the asset management subsidiaries, excluding the effects of sales and redemptions, between March 31, 2001 and the calculation date described above; and

    - upward or downward based on the estimated value of amounts owing to or by LFC at the time of closing in respect of taxes with respect to the income of the asset management subsidiaries

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
      and the settlement of intercompany accounts, agreements and arrangements between LFC and the asset management subsidiaries.

    For a more complete understanding of the potential purchase price adjustments, we encourage you to carefully read the Fleet purchase agreement. The extent of any possible adjustments to the purchase price and, as a result, the amount per share that LFC's stockholders would receive in the merger, will not be known at the time of the special meeting. For a discussion of the calculation of the merger consideration, we refer you to the section entitled "THE GOING PRIVATE TRANSACTION--THE MERGER AGREEMENT--Conversion of Common Stock; Merger Consideration."

    We expect that the Fleet transaction will close in the second half of 2001.

    TAX TREATMENT OF THE SALE

    LFC, LFS and Fleet have agreed to make a joint election under
Section 338(h)(10) of the Internal Revenue Code in connection with the Fleet transaction. The result of making this election will be that for federal income tax purposes:

    - each of the asset management subsidiaries will be treated as if it had sold all of its assets in a taxable transaction for an amount equal to the portion of the total purchase price paid by Fleet (including liabilities of each asset management subsidiary and liabilities to which the assets of each asset management subsidiary is subject) that is allocable to that asset management subsidiary;

    - after this deemed sale of assets, each asset management subsidiary will be treated as if it had distributed all of its assets to its stockholder and ceased to exist; and

    - the tax basis of the assets of each asset management subsidiary acquired by Fleet in the Fleet transaction will be "stepped up," such that the total tax basis of each asset management subsidiary in its assets will be equal to the portion of the total purchase price paid by Fleet (including any liabilities of each asset management subsidiary and any liabilities to which the assets of each asset management subsidiary is subject) that is allocable to that asset management subsidiary.

    LFC and LFS will recognize no separate gain or loss on the sale of the stock of the asset management subsidiaries to Fleet, but will be responsible for all taxes of the asset management subsidiaries arising from the
Section 338(h)(10) election, including any taxes arising from the deemed sale of assets of each of the asset management subsidiaries. As of the date of this proxy statement, LFC estimates that taxes payable by LFC and LFS on the sale of the asset management subsidiaries will be approximately $141 million, assuming a purchase price of $900 million.

    REPRESENTATIONS AND WARRANTIES

    In the Fleet purchase agreement, Fleet has represented and warranted particular matters to LFC and LFS. Those representations and warranties include, among other things, representations and warranties relating to:

    - its organization, standing and qualification to do business;

    - its authorization to enter into the Fleet purchase agreement;

    - its compliance with applicable laws, as well as its organizational documents and other contracts;

    - the accuracy of information about Fleet to be included in this proxy statement;

    - its financial ability to pay the purchase price at the closing; and

    - the absence of litigation that would impair its ability to complete the Fleet transaction.

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
    The Fleet purchase agreement also contains representations and warranties by LFC and LFS relating to, among other things:

    - their organization, standing and qualification to do business;

    - general descriptions of the asset management subsidiaries, including descriptions of capital structure, jurisdiction of organization, standing and qualification to do business;

    - their authorization to enter into the Fleet purchase agreement;

    - their compliance with applicable laws, as well as with their organizational documents and other contracts;

    - the accuracy of information included in regulatory filings, including certain Commission filings made in the past by LFC, as well as information to be included in this proxy statement;

    - litigation against LFC, LFS or the asset management subsidiaries;

    - the absence of certain changes since December 31, 2000;

    - transactions with affiliates of the asset management subsidiaries;

    - employee benefit plans and agreements and compliance with applicable employment law;

    - liens on the assets of the asset management subsidiaries;

    - compliance with laws and regulations relating to, among other things, tax, investment management and investment advisory activities and other regulatory matters;

    - the ownership and use of, as well as legal claims regarding, intellectual property of the asset management subsidiaries;

    - absence of material undisclosed liabilities;

    - the receipt of an opinion of LFC's financial advisor;

    - material contracts of the asset management subsidiaries;

    - the necessary stockholder vote required to approve the Fleet transaction;

    - the absence of environmental liabilities that would have a material adverse effect on LFC or any asset management subsidiary; and

    - the maintenance of adequate business insurance.

    The representations and warranties in the Fleet purchase agreement do not survive the closing of the Fleet transaction.

    RESTRICTIONS ON THE CONDUCT OF LFC, LFS AND THE ASSET MANAGEMENT
     SUBSIDIARIES PRIOR TO THE CLOSING

    The Fleet purchase agreement contains several restrictions on the conduct of LFC, LFS and the asset management subsidiaries pending the closing. In general, the Fleet purchase agreement provides that LFC and LFS will cause the asset management subsidiaries to operate their businesses only in the ordinary course of business consistent with their past practices and to use commercially reasonable efforts to maintain their business organization, employees and business arrangements.

    The Fleet purchase agreement also lists particular actions that the asset management subsidiaries may not take prior to the closing. Examples of these restricted actions include the following:

    - issuing or selling, or agreeing to issue or sell, shares of capital stock of any asset management subsidiary;

    - acquiring, disposing of or pledging material assets;

    - amending the organizational documents of any asset management subsidiary;

    - paying dividends or distributions or splitting, combining or reclassifying shares of capital stock of any asset management subsidiary;

    - unless otherwise permitted in the Fleet purchase agreement, agreeing to merge or enter into any business combination with another entity;

    - unless otherwise permitted in the Fleet purchase agreement, agreeing to dispose of a material amount of assets or relinquishing any material contractual rights;

    - acquiring or making a material investment in another entity;

    - incurring indebtedness in excess of $2 million, in the aggregate;

    - entering into any material contract that would obligate the asset management subsidiaries to pay an amount in excess of $500,000, or amending, modifying or terminating any material contract in a manner that would be materially adverse to the asset management subsidiaries;

    - making material tax elections, releasing, assigning, settling or compromising any material tax liability, waiving any statute of limitations relating to any tax claim;

    - changing accounting policies or procedures;

    - releasing, assigning, settling or compromising any material claim or litigation;

    - paying, discharging or satisfying any claims, liabilities or obligations other than in the ordinary course of business; or

    - causing any fund to take any action with respect to that fund except in the ordinary course of business, unless required by fiduciary duties or contemplated by the Fleet purchase agreement.

    Except as required by law or permitted by or contemplated under the Fleet purchase agreement, LFC and LFS have also agreed that they will not permit any of the asset management subsidiaries to, adopt or amend in any material respect any employee benefit plan or arrangement (other than commercially reasonable arrangements entered into with new hires) or take any action with respect to termination or severance pay or with respect to any increase of benefits payable under its retention, severance or termination pay policies in effect on June 4, 2001, with respect to employees of the asset management subsidiaries.

    COVENANTS OF LFC AND LFS

    LFC and LFS have made certain other covenants in the Fleet purchase agreement. Among these are covenants that LFC will call a meeting of its stockholders to vote on the Fleet purchase agreement, prepare and mail this proxy statement, recommend that you approve the Fleet transaction and the Fleet purchase agreement and bear all the fees and expenses of the LFC, LFS and the asset management subsidiaries in connection with the Fleet transaction, except that Fleet will bear a portion of the costs of printing and mailing this proxy statement if the Fleet transaction is consummated and one-half of the costs of preparing, printing and mailing proxy materials to the shareholders of the funds and other costs associated with the funds. Other significant covenants of LFC and LFS include:

    - covenants to provide for the settlement of intercompany accounts, agreements and other arrangements between LFC and the asset management subsidiaries at or prior to the closing of the Fleet transaction; and

    - covenants to take other actions that may be required to complete the Fleet transaction, including, without limitation, the solicitation of approvals by the boards of trustees of the various

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
      funds, offshore funds and non-fund clients of, among other things, the adoption of investment management, underwriting and other appropriate agreements, and compliance with the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, and other federal and state securities laws.

    Additionally, LFC and LFS have agreed that they and the asset management subsidiaries and their affiliates, subsidiaries, officers, directors, employees, representatives and agents will not solicit or initiate discussions concerning, and will not provide information or engage in discussions with any third party regarding, any transaction that involves the sale of the asset management subsidiaries or that would adversely affect the ability of the parties to complete the Fleet transaction. The agreement does not limit LFC's ability with respect to a potential transaction related to any portion of LFC or its subsidiaries other than the asset management subsidiaries, as long as that transaction does not adversely affect the consummation of the Fleet transaction. The Fleet purchase agreement expressly permits LFC, LFS and their subsidiaries to do the foregoing under certain circumstances if necessary to comply with fiduciary duties of LFC's board of directors and other duties imposed under applicable law. The Fleet purchase agreement also provides that LFC and LFS may enter into another transaction involving the asset management subsidiaries, including a transaction relating to LFC as a whole, if the proposed transaction would be, in the good faith judgment of LFC's board of directors, superior to the Fleet transaction and in the best interests of LFC's stockholders. LFC and LFS have agreed to communicate with Fleet regarding the details of any acquisition proposals that are in conflict with the Fleet transaction and provide Fleet three days to offer to make adjustments in the terms and conditions of the Fleet purchase agreement in the event of a competing acquisition proposal. Moreover, LFC has covenanted that, unless otherwise required to comply with its fiduciary duties to its stockholders, LFC's board of directors will not do any of the following:

    - fail to recommend or withdraw its recommendation of the Fleet transaction;

    - modify or qualify its recommendation of the Fleet transaction;

    - approve or recommend any proposal concerning an acquisition that is in conflict with the Fleet transaction; or

    - enter into any agreement or arrangement concerning an acquisition that is in conflict with the Fleet transaction.

    Liberty Mutual's agreement with Fleet to vote in favor of the Fleet transaction will terminate if LFC elects to terminate the Fleet purchase agreement so that LFC's board of directors may comply with its fiduciary and other duties imposed under applicable law.

    OTHER COVENANTS

    LFC, LFS and Fleet have made certain other covenants with respect to the treatment of employees of the asset management subsidiaries and the continuation of benefits for those employees after the Fleet transaction is completed. In general, the parties also agreed to covenants regarding cooperation in preparing and filing tax returns and indemnification by LFC and LFS for failure to pay taxes relating to the business of the asset management subsidiaries owing for tax periods prior to the closing. LFC has agreed that, prior to the record date for determining the eligibility of stockholders to vote at the special meeting that is the subject of this proxy statement, it will redeem or call for the redemption of all shares of its Series A Preferred Stock.

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
    CONDITIONS

    MUTUAL CLOSING CONDITIONS. The obligations of all parties to complete the Fleet transaction are subject to the satisfaction or waiver by the other parties of the following conditions:

    - authorization of the Fleet transaction by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of LFC;

    - the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act;

    - obtaining all other material legal consents or approvals;

    - the absence of any legal prohibition against the Fleet transaction; and

    - the effectiveness of the transition services and indemnification agreement and each of the Fleet license agreement and the Fleet/Liberty Mutual letter agreement described below.

    ADDITIONAL CLOSING CONDITIONS FOR THE BENEFIT OF LFC AND LFS. The obligation of LFC and LFS to complete the Fleet transaction is subject to the satisfaction or waiver of the following additional conditions:

    - the accuracy of Fleet's representations and warranties in the Fleet purchase agreement as of the closing date except to the extent any inaccuracies, individually or in the aggregate, would not reasonably be expected to impair materially the ability of Fleet to perform its obligations under the Fleet purchase agreement;

    - the performance by Fleet in all material respects of its obligations under the Fleet purchase agreement;

    - at least 75% of the members of the board of trustees of each fund which has approved a new advisory contract with an asset management subsidiary must not be "interested persons", as defined in the Investment Company Act, with respect to LFC and Fleet;

    - Fleet must become a party to the transition services and indemnification agreement;

    - no "unfair burden," within the meaning of the Investment Company Act, and no express or implied terms, conditions or understandings applicable to any new advisory contract shall have been imposed on any of the funds as a result of the Fleet purchase agreement; and

    - the payment of the purchase price.

    ADDITIONAL CLOSING CONDITIONS FOR THE BENEFIT OF FLEET. The obligation of Fleet to complete the Fleet transaction is subject to the satisfaction or waiver of the following additional conditions:

    - the accuracy of the representations and warranties of LFC and LFS in the Fleet purchase agreement as of the closing date except to the extent any inaccuracies, individually or in the aggregate would not reasonably be expected to have a material adverse effect on the asset management subsidiaries;

    - the performance by LFC and LFS in all material respects of their obligations under the Fleet purchase agreement;

    - obtaining certain third party consents, waivers or approvals;

    - the absence of a change, effect or circumstance that would have a material and adverse effect on the assets, condition, business, operations or results of operations of the asset management subsidiaries or which would prevent or delay the completion by LFC or LFS of the Fleet transaction;

    - the delivery of certificates representing the shares of capital stock of the asset management subsidiaries;

    - the delivery of a certificate confirming that LFC is not a foreign person under Treasury Regulations that would require Fleet to withhold a portion of the purchase price;

    - certain approvals of the board of trustees and stockholders of funds, offshore funds and non-fund clients representing at least 80% of the assets under management as of March 31, 2001 by the asset management subsidiaries shall have been obtained and shall be in full force and effect in accordance with the Fleet purchase agreement; and

    - the amount of equity, taxable fixed income, tax-exempt fixed income, money market and variable annuity portfolios managed by the asset management subsidiaries at the closing shall not be less than 80% of the amount of those portfolios as on December 31, 2000, excluding market action, after the effects of purchases and exchanges into and withdrawals from and exchanges out of those portfolios.

    TERMINATION OF THE FLEET PURCHASE AGREEMENT

    RIGHT TO TERMINATE. The Fleet purchase agreement may be terminated at any time before the closing in any of the following ways:

    - by the mutual written consent of all parties;

    - by either Fleet or LFC, if the Fleet transaction is not completed by April 30, 2002, so long as the failure of the terminating party to fulfill its obligations under the Fleet purchase agreement is not the cause of the failure of the Fleet transaction to be completed prior to that date, or if there is a final and non-appealable order preventing the Fleet transaction;

    - by Fleet, or by LFC (provided that, in the event of a termination by LFC, LFC must pay Fleet a termination fee as described below), prior to the authorization of the Fleet transaction by the stockholders of LFC, if LFC's board of directors withdraws, modifies, changes or fails to reaffirm its recommendation of the Fleet transaction;

    - by Fleet, or by LFC (provided that, in the event of a termination by LFC, LFC must pay Fleet a termination fee as described below), prior to the authorization of the Fleet transaction by the stockholders of LFC, if LFC's board of directors recommends an acquisition proposal that is in conflict with the Fleet transaction;

    - by Fleet, or by LFC (provided that, in the event of a termination by LFC, LFC must pay Fleet a termination fee as described below), prior to the authorization of the Fleet transaction by the stockholders of LFC, if a tender or exchange offer for 20% or more of LFC's outstanding capital stock is commenced and LFC's board of directors fails to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer;

    - by either Fleet or LFC if the stockholders of LFC do not authorize the Fleet transaction at the special meeting of LFC's described in this proxy statement;

    - by Fleet upon a breach of a representation or warranty or material covenant by LFC or LFS that is not cured within 30 days; or

    - by LFC upon a breach of a representation or warranty or material covenant by Fleet that is not cured within 30 days.

    If the Fleet purchase agreement is terminated, all obligations of the parties under the Fleet purchase agreement, except for obligations with respect to fees and expenses associated with the Fleet transaction or the payment by LFC of a termination fee upon the occurrence of certain events as described below or arising in connection with a willful breach, will terminate and be of no further force and effect. If the Fleet purchase agreement is terminated by either Fleet or by LFC due to the other party's breach, the terminating party shall be entitled to reimbursement of its fees and expenses incurred in connection with the Fleet purchase agreement.

    TERMINATION FEE

    Upon the termination of the Fleet purchase agreement under any of the following circumstances, LFC would be required to pay Fleet a termination fee of $45 million:

    - if Fleet terminates the Fleet purchase agreement due to a breach by LFC or LFS of their representations, warranties or material covenants set forth in the Fleet purchase agreement, and on the date of termination LFC has received, or within three months after that date LFC receives, a proposal for a transaction that LFC would not be entitled to enter into under the Fleet purchase agreement without payment of the termination fee and, within 12 months from the date of termination of the Fleet purchase agreement, LFC completes that transaction for a total purchase price that is greater than the purchase price payable under the Fleet purchase agreement;

    - if Fleet terminates the Fleet purchase agreement due to a breach by LFC of its obligations not to solicit offers for, or engage in negotiations regarding, a transaction that is in conflict with the Fleet transaction; or

    - if Fleet terminates, or if LFC terminates, the Fleet purchase agreement (which LFC can do only after it has paid the termination fee) because:

       -- LFC's board of directors has withdrawn, modified, changed or failed to reaffirm its recommendation that LFC's stockholders authorize the Fleet transaction,

       -- LFC's board of directors has recommended to LFC's stockholders a transaction that is in conflict with the Fleet transaction, or

       -- a tender or exchange offer for 20% or more of LFC's outstanding capital stock has been commenced and LFC's board of directors has failed to recommend against the tender or exchange offer within 10 days after the commencement of the tender or exchange offer.

    AMENDMENTS AND WAIVERS

    At any time prior to the authorization of the Fleet transaction by LFC's stockholders, any provision of the Fleet purchase agreement may be amended or waived by a written agreement signed by all parties. After the authorization of the Fleet transaction by LFC's stockholders, all amendments and waivers under the Fleet purchase agreement are subject to the conditions that those changes would not reduce the amount or change the form of the purchase price or change any terms that would, alone or in the aggregate, materially and adversely affect LFC's stockholders.

THE FLEET VOTING AGREEMENT

    On June 4, 2001, simultaneously with the signing of the Fleet purchase agreement, at Fleet's request, Liberty Mutual entered into a voting agreement with Fleet. Liberty Mutual agreed in the voting agreement to vote all of its shares of LFC stock in favor of, and against all matters inconsistent with, the authorization of the Fleet purchase agreement and the completion of the Fleet transaction, in accordance with that agreement. As of the record date of the
special meeting, Liberty Mutual was the beneficial owner of approximately   % of
LFC's common stock.

    Liberty Mutual agreed in the Fleet voting agreement that it will not sell, pledge or otherwise dispose of its LFC stock prior to the termination of the Fleet voting agreement, nor will Liberty

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
Mutual solicit or negotiate with any third party concerning proposals that would conflict with the Fleet transaction. The Fleet voting agreement terminates upon either the termination of the Fleet purchase agreement, including if LFC elects to terminate the Fleet purchase agreement to permit its board of directors to comply with its fiduciary and other duties under applicable law, or the mutual written consent of Fleet and Liberty Mutual.

THE FLEET LICENSE AGREEMENT

    On June 4, 2001, simultaneously with the signing of the Fleet purchase agreement, at Fleet's request, Liberty Mutual and LFC entered into a license agreement with Fleet, or the Fleet license agreement.

    The Fleet license agreement provides that upon the closing of the Fleet transaction, Fleet will have a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the asset management business.

    The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Fleet license agreement.

THE FLEET/LIBERTY MUTUAL LETTER AGREEMENT

    On June 4, 2001, simultaneously with the signing of the Fleet purchase agreement, at Fleet's request, Liberty Mutual and Fleet entered into a letter agreement.

    Under this letter agreement, Liberty Mutual agreed to guarantee the obligations of LFC with respect to certain tax-related matters arising under the Fleet purchase agreement. In particular, Liberty Mutual agreed to guarantee LFC's obligations to:

    - pay taxes arising as a result of making an election under
      Section 338(h)(10) of the Internal Revenue Code. See the description of the Fleet purchase agreement above in this proxy statement and the Fleet purchase agreement itself for a more detailed description of LFC's obligations and the effect of making an election under Internal Revenue Code Section 338(h)(10);

    - cause the asset management subsidiaries to refrain from making any material tax elections without the consent of Fleet; and

    - comply with and perform various covenants, obligations and indemnities, including without limitation filing tax returns, settling intercompany tax accounts and cooperating with Fleet with respect to tax matters after the completion of the Fleet transaction.

    Additionally, Liberty Mutual agreed to indemnify and hold harmless Fleet from and against claims or liabilities of any asset management subsidiary relating to taxes arising in any taxable year or partial taxable year ending on or before the closing of the Fleet transaction. Liberty Mutual will not receive compensation or other consideration under this letter agreement.

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                            ------------------------

               TRANSITION SERVICES AND INDEMNIFICATION AGREEMENT
                             AND RELATED AGREEMENTS

                            ------------------------

    In structuring the sale of its annuity business segment and asset management business segment to two separate purchasers, LFC considered that the two segments had certain inter-segment business relationships. LFC determined that it would be appropriate and advisable to have an agreement pursuant to which:

    - the purchaser of the annuity segment would agree to provide certain services to the asset management buyer and to indemnify the asset management buyer and LFC for liabilities that related to the annuity business;

    - the purchaser of the asset management segment would agree to provide certain services to the annuity buyer and to indemnify the annuity buyer and LFC for liabilities that related to the asset management business, including approximately $110 million in revolving debt incurred to finance sales commissions; and

    - LFC would indemnify the purchaser of its business segments for certain corporate liabilities, including corporate debt.

    On May 2, 2001, simultaneously with the signing of the Sun Life purchase agreement, LFC and Sun Life entered into a transition services and indemnification agreement, or the TSA. The purchaser of the asset management business was not known at the time of the signing of the Sun Life purchase agreement. On June 4, 2001, simultaneously with the signing of the Fleet purchase agreement:

    - LFC and Fleet entered into a letter agreement regarding the TSA, or the Fleet TSA letter agreement; and

    - LFC and Fleet entered into an interim services agreement concerning the provision of transition services by the annuity subsidiaries in the event the Fleet transaction closes before the Sun Life transaction.

    Additionally, in the Fleet purchase agreement, Fleet agreed that, upon the completion of the Fleet transaction, Fleet will become a party to the TSA and will assume the rights and obligations, under the TSA, of the purchaser of the asset management subsidiaries.

    The following is a summary of the material provisions of the TSA, the Fleet TSA letter agreement and the interim services agreement. Because it is a summary, it is not a complete description of all of the material provisions of those agreements. The text of the TSA, the Fleet TSA letter agreement and the interim services agreement, which are attached as Appendixes F-1, F-2 and F-3, respectively, to this proxy statement, is incorporated into this section by reference. For a more complete understanding of the contents of those agreements, we encourage you to read the summary section of this proxy statement and the text of those agreements in their entirety.

    TRANSITION SERVICES

    The TSA generally provides that, for a period of 12 months following the completion of the Sun Life transaction, Sun Life will cause the annuity subsidiaries to maintain or continue to provide certain services to and take certain actions for the benefit of the asset management subsidiaries, and LFC (and, after the purchase of the asset management business, the asset management buyer) will cause the asset management subsidiaries to maintain or continue to provide certain services to and take certain actions for the benefit of the annuity subsidiaries. The following is a non-inclusive list of categories of services to be provided to the asset management subsidiaries during the twelve-month transition period:

    - maintenance by Independent Financial and Marketing Group, or IFMG, one of the annuity subsidiaries, of preferred vendor status for certain mutual funds operated by the asset management subsidiaries;

    - maintenance by IFMG of service levels currently provided to stockholders of certain mutual funds operated by the asset management subsidiaries;

    - continuation by Keyport Life Insurance Company, or Keyport, and it subsidiaries of existing arrangements involving certain mutual funds which are investment options under Keyport's variable annuity products managed by the asset management subsidiaries;

    - maintenance of the availability of Keyport's variable annuity products for distribution through Liberty Funds Distributor, Inc., or LFDI, or its successor;

    - assumption by Sun Life or Keyport of Keyport's general account which is currently managed by certain asset management subsidiaries;

    - establishment of conditions for redemption by Keyport of investments in certain investment companies which are series funds managed by the asset management subsidiaries; and

    - maintenance by Keyport of its appointment of LFDI personnel and sales representatives of dealer firms through which LFDI markets Keyport's products.

    The TSA generally provides that, for a period of 12 months following the completion of the Sun Life transaction, LFC (or after the purchase of the asset management business, the asset management buyer) will maintain or continue to provide certain services to and take certain actions for the benefit of the annuity subsidiaries. The following is a non-inclusive list of categories of services to be provided by the asset management subsidiaries during the twelve-month transition period:

    - continuation by LFDI of substantially the same level of wholesaling support to IFMG with respect to certain mutual funds it currently provides support;

    - payment by LFDI of all sales and marketing costs associated with the sales of Keyport's existing variable annuity products currently available for distribution through LFDI;

    - continuation by asset management subsidiaries, including Colonial Management Associates, Inc., of the administrative services they currently provide to Keyport with respect to Keyport's variable annuity products;

    - provision of sales support by LFDI for fixed and annuity policies to selected firms, upon request of Sun Life and upon agreeable terms; and

    - continuation by LFDI of its existing marketing and fulfillment services upon request of Sun Life and upon agreeable terms.

    INTERIM SERVICES

    The interim services agreement addresses the relationship between the asset management subsidiaries and the annuity subsidiaries in the event that the Fleet transaction is completed before the Sun Life transaction. The interim services agreement provides that, for a period of up to four months during a possible interim period between the earlier completion of the Fleet transaction and the later completion of the Sun Life transaction:

    - LFC will have the rights and obligations that would otherwise apply to Sun Life, as owner of the annuity subsidiaries, under the TSA;

    - LFC will cause certain of the annuity subsidiaries to maintain "proprietary status" of certain funds and to provide the same level of service to the funds as provided prior to the completion of the Fleet transaction; and

    - the asset management subsidiaries will continue to manage the portion of Keyport's general account currently managed by the asset management subsidiaries.

    The interim service obligations set forth in the interim services agreement will terminate upon the earlier to occur of four months from the date of completion of the Fleet transaction or the date of completion of the Sun Life transaction. Additionally, prior to the completion of the Sun Life transaction, LFC will be required to provide indemnification for liabilities relating to the business of the annuity subsidiaries to the same extent Sun Life would be required to do so had the Sun Life transaction been completed prior to the Fleet transaction.

    INDEMNIFICATION

    The TSA provides for certain indemnities by and for the benefit of the parties. In particular, Sun Life will indemnify, defend and hold harmless LFC and its affiliates for certain liabilities associated with the business conducted by the annuity subsidiaries after the completion of the Sun Life transaction. LFC, in turn, will indemnify, defend and hold harmless Sun Life from certain liabilities associated with the business of the asset management subsidiaries and other liabilities of LFC. As indicated above, upon the completion of the Fleet transaction, Fleet will become a party to the TSA and thereby:

    - assume the indemnification and defense obligations of LFC with respect to liabilities attributable to the asset management subsidiaries; and

    - become entitled to the benefit of indemnification and defense obligations of Sun Life and LFC with respect to liabilities associated with the business conducted by the annuity subsidiaries and corporate liabilities of LFC.

    Additionally, LFC has specifically agreed with Fleet under the Fleet TSA letter agreement that, in addition to liabilities for which it is otherwise obligated to provide indemnification under the TSA, LFC shall also be required to provide indemnification to Fleet for losses arising from, among other things, liabilities that LFC has not disclosed relating to the asset management business which are not attributable to any asset management subsidiary and for which no accrual has been made on the books of any asset management subsidiary.

    LFC further agreed in the TSA letter agreement that it will use commercially reasonable efforts to assign to Fleet all liabilities of third parties to LFC or the annuity subsidiaries that relate to the asset management business, and that, after the completion of the Fleet transaction, LFC will not exercise any rights under any agreement to which it is a party with any asset management subsidiary except at the direction of Fleet or that asset management subsidiary. The Fleet TSA letter agreement also provides that, notwithstanding any contrary provision in the TSA, after the completion of the Fleet transaction, the disclosure of any information relating to any customer of Fleet or the asset management subsidiaries required to be made under the TSA shall be subject to customer privacy and disclosure policies of Fleet and applicable laws.

    EFFECTIVENESS OF AGREEMENTS

    The agreements between Sun Life and LFC under the TSA will not be effective until the completion of the Sun Life transaction. Similarly, the agreements between Fleet and LFC relating to the TSA will not be effective until the completion of the Fleet transaction. Accordingly, to the extent the transactions do not close simultaneously, LFC will effectively "step into the shoes" of the purchaser for the business segment that has not yet been sold until the actual closing date, if any, for that business segment.

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                            ------------------------

              THE GOING PRIVATE TRANSACTION--THE MERGER AGREEMENT

                            ------------------------

    On June 4, 2001, and simultaneously with the execution of the Fleet purchase agreement, LFC, Liberty Mutual and LFC Acquisition Corporation, a Massachusetts corporation and a wholly owned subsidiary of Liberty Mutual, or Merger Sub, entered into an agreement and plan of merger, or the merger agreement. The following is a summary of the material provisions of the merger agreement. Because it is a summary, it is not a complete description of all of the provisions of the merger agreement. The text of the merger agreement, which is attached as Appendix C to this proxy statement, is incorporated into this section by reference. For a more complete understanding of the contents of the merger agreement, we encourage you to read the summary section of this proxy statement and the merger agreement in its entirety.

    THE MERGER

    The merger agreement provides that, at the effective time of the merger, Merger Sub will merge with and into LFC. Upon completion of the merger, Merger Sub will cease to exist and LFC will continue as the surviving corporation and will be a wholly owned subsidiary of Liberty Mutual.

    THE CLOSING AND EFFECTIVE TIME OF THE MERGER

    The merger will become effective upon the filing of articles of merger with the Secretary of State of the Commonwealth of Massachusetts. LFC and Merger Sub have agreed to file articles of merger as soon as practicable after the satisfaction or waiver of the conditions to the closing of the merger set forth in the merger agreement upon a date agreed to by LFC and Liberty Mutual, but in any event within 60 days of the later to close of the Sun Life transaction and the Fleet transaction.

    ARTICLES OF ORGANIZATION, BY-LAWS AND DIRECTORS AND OFFICERS OF LFC, AS THE
     SURVIVING CORPORATION

    When the merger is completed:

    - the articles of organization and by-laws of the surviving corporation will be the articles of organization and by-laws of LFC immediately prior to the effective time; and

    - the directors and officers of Merger Sub immediately prior to the effective time will become the directors of LFC as the surviving corporation.

    CONVERSION OF COMMON STOCK; MERGER CONSIDERATION

    At the effective time, each share of LFC common stock outstanding immediately before the effective time will automatically be converted into and represent the right to receive $33.44 in cash, subject to adjustment, without interest, except for:

    - treasury shares and shares of LFC common stock held by Liberty Mutual or Merger Sub, or any direct or indirect subsidiary of LFC, Liberty Mutual or Merger Sub, immediately prior to the effective time, all of which will be canceled without any payment therefore; and

    - shares held by stockholders seeking appraisal rights in accordance with Massachusetts law.

    At the effective time, shares of capital stock of Merger Sub outstanding immediately before the effective time, in the aggregate, will be converted into 100,000,000 fully paid and non-assessable shares of common stock of LFC, as the surviving corporation, all of which shares will be owned by Liberty Mutual. As a result of the merger, LFC will become a wholly owned subsidiary of Liberty Mutual.

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
    The merger consideration is subject to adjustment for the per share effect of the following:

    - the amount by which the net after tax proceeds to LFC from the Sun Life transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $1.487 billion, which represents the estimate of those net after tax proceeds on the date of signing the merger agreement giving effect to the estimated taxes payable by LFC with respect to the Sun Life transaction of $215 million;

    - the amount by which the net after tax proceeds to LFC from the Fleet transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $759 million, which represents the estimate of those net after tax proceeds on the date of signing the merger agreement giving effect to the estimated taxes payable by LFC with respect to the Fleet transaction of $141 million;

    - the amount by which the net after tax costs of LFC with respect to the cancellation under the retention plans of stock options granted by LFC outstanding at the effective time of the merger, as estimated within ten days prior to the effective time of the merger, is more or less than $20 million, which represents the estimate of those costs on the date of signing the merger agreement after subtracting estimated related tax benefit of $12 million. The retention plans provide that each outstanding option is cancelled upon a change of control in exchange for a cash payment from LFC equal to the difference, if any, between the value of LFC's common stock and the exercise price per share of that option, multiplied by the number of shares subject to that option. See "INFORMATION ABOUT LFC--Retention Plans." The actual net after tax costs of the cancellation of options will be different than the estimated
      $20 million if the final price per share to be paid to LFC's stockholders in the merger is higher, in which case the cost will increase, or lower, in which case the cost will decrease, or if holders of unvested options terminate their employment prior to acceleration, thereby forfeiting those options;

    - the amount by which the net after tax cost of LFC with respect to transaction expenses paid or payable by LFC in connection with the Sun Life transaction, the Fleet transaction or the going private transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $15 million, which represents the estimate of those costs on the date of signing the merger agreement after subtracting the estimated related tax benefit of $10 million. The transaction expenses paid or payable by LFC, estimated to be approximately $25 million as described under the caption "THE TRANSACTIONS--SPECIAL FACTORS--Fees and Expenses";

    - the amount by which the net after tax cost of the net corporate liabilities of LFC after the Sun Life transaction and the Fleet transaction, as estimated within ten days prior to the effective time of the merger, is more or less than $635 million, which represents the estimate of those net after tax costs on the date of the signing of the merger agreement. These net corporate liabilities consist of LFC's
      $450 million in principal amount of public debt, $200 million in principal amount of indebtedness to Liberty Mutual and its affiliates and retention obligations of $53 million to employees of the asset management subsidiaries reduced by net corporate assets of $68 million;

    - the amount by which the net tax adjustment with respect to eliminating the estimated corporate level taxes with respect to the Fleet transaction, net of the estimated after tax benefit to Fleet for making an election under
      Section 338(h)(10) of the Internal Revenue Code, is more or less than $62 million, which represents the amount of that net tax adjustment as estimated on the date of the signing of the merger agreement. See the "THE FLEET TRANSACTION--AGREEMENTS--The Fleet Purchase Agreement--Tax Treatment of the Sale" for a description of the Section 338(h)(10) election. If the purchase price under the Fleet purchase agreement is increased and decreased as the result of adjustments contained in that agreement, this net tax adjustment will increase or decrease accordingly. Potential adjustments under the Fleet agreement are described in this proxy statement under the caption "FLEET TRANSACTION--AGREEMENTS--The Fleet Purchase Agreement."

    As of the date of this proxy statement, LFC knows of no material adjustments to any of the estimates described above that would result in a change to the merger consideration. It is likely, however, that there may be some adjustments to the merger consideration, but the final amount of these potential adjustments will be unknown when you vote your shares, whether by proxy or at the special meeting. For a description of these costs, expenses and adjustments, you should read the information in this proxy statement under the heading "THE TRANSACTIONS--SPECIAL FACTORS--Fees, Expenses and Retention of Liabilities."

    TREATMENT OF OPTIONS AND RESTRICTED STOCK

    LFC has agreed to take all actions necessary to ensure that:

    - all unexercised stock options outstanding under LFC's stock option plans,
      currently approximately       shares at a weighted average exercise price
      of $      per share, will be cancelled in exchange for a cash payment from
      LFC in accordance with the terms of the retention plans. See the section of this proxy statement entitled "INFORMATION ABOUT LFC--Retention Plans"; and

    - shares of restricted stock for which the target price in the applicable restricted stock agreement is less than the market price of LFC common stock on the date of a change of control, currently approximately 109,925 shares, will become fully vested in accordance with the retention plans. See the section of this proxy statement entitled "INFORMATION ABOUT LFC--Retention Plans."

    PAYMENT FOR SHARES

    At the effective time, LFC, as the surviving corporation, will deposit with a payment agent sufficient funds to pay the merger consideration. Promptly after the effective time, Liberty Mutual and LFC, as the surviving corporation, will cause the payment agent to mail to each holder of record of shares of LFC common stock issued and outstanding immediately prior to the effective time, other than LFC, Liberty Mutual, Merger Sub or any of their respective direct or indirect subsidiaries and LFC stockholders who have validly exercised their statutory appraisal rights under Massachusetts law, a form of letter of transmittal and instructions to effect the surrender of their share certificate(s) in exchange for payment of the merger consideration. Each holder will be entitled to receive that holder's portion of the merger consideration only upon surrender to the payment agent of that holder's share certificate(s), together with the letter of transmittal, duly completed in accordance with the instructions to the letter of transmittal. If payment of the merger consideration is to be made to a person whose name is other than that of the person in whose name the share certificate is registered, it will be a condition of payment that (1) the share certificate so surrendered be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and (2) the person requesting the exchange pay any transfer and/or other taxes that may be required to the satisfaction of LFC, as the surviving corporation.

    Nine months following the effective time, the payment agent, at the instruction of Liberty Mutual and LFC, as the surviving corporation, will deliver to them any funds, including any interest received with respect to those funds, which have been deposited with the payment agent and which have not been disbursed to holders of share certificates. Thereafter, holders of certificates representing shares outstanding before the effective time will be entitled to look only to the surviving corporation, as general creditors of the surviving corporation, for payment of any claims for merger consideration to which they may be entitled. Neither the surviving corporation nor the payment agent will be liable to any person in respect of any merger consideration delivered to a public official pursuant to any applicable law.

    TRANSFER OF SHARES

    After the effective time, there will be no further transfer on the stock records of LFC as the surviving corporation or its transfer agent of certificates representing shares of LFC common stock and any certificates presented to the surviving corporation for transfer, other than shares held by stockholders seeking appraisal rights, will be canceled. From and after the effective time, the holders of share certificates will cease to have any rights with respect to their shares, except as otherwise provided for in the merger agreement or by applicable law. All merger consideration paid upon the surrender for exchange of those share certificates in accordance with the terms of the merger agreement will be deemed to have been issued and paid in full satisfaction of all rights pertaining to the share certificates.

    REPRESENTATIONS AND WARRANTIES

    In the merger agreement, Liberty Mutual and Merger Sub have represented and warranted particular matters to LFC. Those representations and warranties include, among other things, representations and warranties relating to:

    - their organization, standing and qualification to do business;

    - their authorization to enter into the merger agreement; and

    - the absence of litigation that would impair their ability to complete the merger.

    The merger agreement also contains representations and warranties by LFC relating to, among other things:

    - its organization, standing and qualification to do business;

    - its authorization to enter into the merger agreement; and

    - the receipt of an opinion of LFC's financial advisor.

    None of the representations and warranties in the merger agreement will survive the completion of the merger.

    CONDUCT OF BUSINESS PENDING THE MERGER

    The merger agreement provides that, unless Liberty Mutual otherwise consents, LFC will comply in all material respects with the covenants set forth in, and will not amend, modify or waive any provision contained in, the Sun Life purchase agreement or the Fleet purchase agreement.

    The merger agreement contains reciprocal covenants that LFC, on the one hand, and Liberty Mutual, on the other hand, will give the other party prompt notice upon obtaining any knowledge of an event which causes:

    - any representation or warranty contained in the merger agreement to be inaccurate to the extent all of these inaccuracies, in the aggregate, could be reasonably expected to have a material adverse effect; or

    - any material failure of any officer, director or employee to comply with any covenant, condition or agreement in the merger agreement.

    The parties further agreed not to take any actions that would cause their respective representations and warranties to be incorrect in any material respect or which would cause such party to not be in compliance in all material respects with its covenants set forth in the merger agreement.

    ADDITIONAL AGREEMENTS

    The merger agreement contains other agreements among the parties, including without limitation, the following:

    - LFC and Liberty Mutual agreed to jointly prepare and file with the Commission this proxy statement and a statement on Schedule 13E-3, to respond to comments from the Commission regarding the same and to cause this proxy statement, and any amendments to this proxy statement, to be mailed to stockholders of LFC;

    - LFC through its board of directors, subject to the fiduciary duties of its members, agreed to recommend the merger and to use reasonable efforts to obtain the approval of its stockholders at a stockholders' meeting;

    - LFC and Liberty Mutual agreed to take all actions to cause the merger to occur, including obtaining necessary consents, removing injunctions or other legal impediments and fulfilling the conditions set forth in the merger agreement;

    - LFC and Liberty Mutual agreed to provide each other with all filings with the Commission or other governmental authorities relating to the merger agreement; and

    - Liberty Mutual and Merger Sub agreed that, at the effective time of the merger, they would assume obligations not otherwise assumed by Sun Life or Fleet under LFC's retention plans.

    INDEMNIFICATION AND INSURANCE

    The merger agreement provides that Liberty Mutual and LFC will indemnify and hold harmless each current and former director and officer of LFC for a period of six years for acts and omissions occurring before or as of the effective time to the extent provided in the current articles of organization, bylaws or indemnification agreements of LFC. The merger agreement further provides that for a period of six years after the effective time, Liberty Mutual will maintain liability insurance, either directly or through Liberty Mutual's umbrella policy, with respect to events occurring before or as of the effective time and covering all current directors and officers of LFC; however, in the event that the cost of this insurance exceeds 300% of the current annual premium, LFC must use reasonable efforts to obtain substantially similar insurance for an amount equal to 300% of the annual premium. In addition, Liberty Mutual and LFC have agreed to indemnify each current and former employee, agent, director and officer of LFC and its subsidiaries against all claims, losses and the like arising out of his or her actions or omissions in such capacity.

    CONDITIONS

    The obligations of the parties to complete the merger are subject to the satisfaction or waiver by the other parties of the following conditions:

    - the approval of the merger agreement and the merger by LFC's stockholders;

    - the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act;

    - the absence of any legal prohibition against the merger; and

    - the completion of each of the Sun Life transaction and the Fleet transaction.

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
    TERMINATION

    The merger agreement may be terminated and the merger abandoned prior to the effective time, whether prior to or after the approval by LFC's stockholders, in any of the following ways:

    - by either LFC or Liberty Mutual, if the merger is not completed on or before June 30, 2002, so long as the failure of the terminating party to fulfill its obligations under the merger agreement is not the cause of the failure of the merger to be completed prior to that date;

    - by either LFC or Liberty Mutual, if there is a final, non-appealable order prohibiting the merger;

    - by either LFC or Liberty Mutual, if LFC's board of directors withdraws or changes in a manner adverse to Liberty Mutual its recommendation of the merger agreement or the merger, the Sun Life transaction or the Fleet transaction;

    - by either LFC or Liberty Mutual, if LFC's board of directors shall have otherwise determined that LFC must terminate the merger agreement to comply with its fiduciary duties to LFC's stockholders under applicable law;

    - by either LFC or Liberty Mutual, if the merger agreement is not approved by LFC's stockholders; or

    - by either LFC or Liberty Mutual, if either of the Sun Life purchase agreement or the Fleet purchase agreement is terminated for any reason.

    If the merger agreement is terminated, all obligations of the parties under the merger agreement, other than the obligation of each party to pay its fees in connection with the merger agreement, will terminate and be of no further force and effect. Under no circumstances is LFC obligated to pay a termination fee to Liberty Mutual, including if LFC were to terminate the merger agreement so that LFC's board may comply with its fiduciary duties and other duties imposed under applicable laws.

    AMENDMENTS AND WAIVERS

    At any time prior to the authorization by LFC's stockholders of the merger, any provision of the merger agreement may be amended or waived by a written agreement signed by all parties. After the authorization of the merger, no amendment or waiver may be made that would reduce or change the form of merger consideration payable to LFC's stockholders or change any term of the merger agreement in a way that would materially and adversely affect LFC's stockholders. At any time prior to the effective time, any party to the merger agreement may, by action of its board of directors, extend the time of performance of any of the obligations to the waiving party or any other party.

                            ------------------------

                                APPRAISAL RIGHTS

                            ------------------------

    The following is a summary of the provisions of the Massachusetts Business Corporation Law pertaining to appraisal rights. It is qualified in its entirety by the provisions of this law which are contained in Appendix E to this proxy statement.

    A stockholder of a Massachusetts corporation may seek appraisal of the fair value of its stock if:

    - the corporation submits to its stockholders for approval certain actions, including disposition of all or substantially all of its property or a merger with or into another entity;

    - the stockholder files with the corporation, before the vote by the stockholders on the proposed action, a written objection to the action, stating the stockholder's intent to demand the fair value of its shares if the action is approved; and

    - the stockholder thereafter properly perfects its appraisal rights as summarized below.

    LFC AND ANY STOCKHOLDER EXERCISING APPRAISAL RIGHTS WILL HAVE THE RIGHTS AND DUTIES AND BE REQUIRED TO FOLLOW THE PROCEDURES SET FORTH IN SECTIONS 86 THROUGH 98, INCLUSIVE, OF THE MASSACHUSETTS BUSINESS CORPORATION LAW, CHAPTER 156B OF THE GENERAL LAWS OF MASSACHUSETTS. STRICT ADHERENCE TO THE STATUTORY PROVISIONS IS REQUIRED TO EXERCISE STATUTORY APPRAISAL RIGHTS, AND, IF YOU DESIRE TO EXERCISE THESE RIGHTS, WE URGE YOU TO CAREFULLY REVIEW THE RELEVANT PORTIONS OF THE MASSACHUSETTS BUSINESS CORPORATION LAW, WHICH ARE REPRINTED IN THEIR ENTIRETY AS APPENDIX E.

    If you have a beneficial interest in shares of LFC common stock held of record in the name of another person, such as a broker or nominee, you must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect your appraisal rights.

    TRANSACTIONS GIVING RISE TO APPRAISAL RIGHTS. LFC believes that the transactions described in this proxy statement may entitle you to seek appraisal rights to the following extent:

    - You will be entitled to seek appraisal rights in connection with the merger.

    - If the Fleet transaction takes place and the Sun Life transaction does not, you will not be entitled to appraisal rights as a result of the Fleet transaction because that transaction will not result in a sale by LFC of substantially all its assets.

    - If the Sun Life transaction takes place and the Fleet transaction does not, you will not be entitled to appraisal rights as a result of the Sun Life transaction because that transaction will not result in a sale by LFC of substantially all its assets. However, the matter is not free from doubt, and a court may determine that the Sun Life transaction constitutes a sale of substantially all of LFC's assets. LFC does not intend to petition a court to determine whether or not LFC's stockholder's have appraisal rights in connection with the Sun Life transaction.

    - If both the Fleet transaction and the Sun Life transaction take place, you will be entitled to appraisal rights when the second transaction takes place, regardless of the order of the two transactions, since the result will be a sale by LFC of substantially all its assets.

    A court, however, could determine that you are entitled to appraisal rights in circumstances under which LFC does not believe you are entitled, or that you are not entitled to appraisal rights in circumstances under which LFC believes you are entitled.

    PROCEDURE FOR PERFECTING APPRAISAL RIGHTS. If you object to one or more events that give rise to appraisal rights and desire to pursue appraisal rights, then:

    - You must file with LFC a separate written objection to the event to which you object before the stockholders' vote to authorize the event, stating your intention to demand payment for your shares if the event is approved and completed. The written objection and demand should be delivered to Liberty Financial Companies, Inc., 600 Atlantic Avenue, Boston, Massachusetts 02210, Attention: Kevin M. Carome, Clerk. We recommend the objection and demand be sent by registered or certified mail, return receipt requested. A vote against authorization of the event does not, alone, constitute a written objection to it.

    - You must not vote in favor of the event or events to which you object. If you file the required written objection with LFC before the stockholder vote, you do not need to vote against the event. However, a vote in favor of any event will result in a waiver of your statutory appraisal rights with respect to that event. If you return a proxy which is signed but which is not marked with a direction as to how the proxy is to be voted with regard to the event and you do not revoke the proxy, it will be voted "FOR" authorization of the event, and you will not be able to exercise your appraisal rights.

    - After the event has been consummated and LFC has notified you of the fact, you must make a written demand to LFC for payment of the fair value of your shares within 20 days after LFC has mailed its notice to you and otherwise comply with the applicable provisions of Massachusetts law. The notice from LFC will be sent to all objecting stockholders within ten days after the effective date of consummation of the event.

    FAIR VALUE DETERMINATION

    The fair value of the LFC common stock will be determined, if possible, by agreement between LFC and any dissenting stockholder. If during the 30 days following expiration of the period during which the demand may be made, LFC and the stockholder fail to agree on a value, either of them may file a bill in equity in the Superior Court of Suffolk County, Massachusetts, asking the court to determine the issue. The bill in equity must be filed within four months after the expiration of the 30-day period. If the bill in equity is timely filed, the court or an appointed special master will hold a hearing. After the hearing, the court will enter a decree determining the "fair value" of the LFC common stock. The court will also order LFC to pay dissenting stockholders the fair value of their shares, with interest from the date of the vote approving the event to which such stockholders objected, upon delivery by them to LFC of the certificates representing the LFC common stock held by them.

    "Fair Value" of a dissenting stockholder's shares will be determined as of the day before the approval by the stockholders of the event to which such stockholder objected, excluding any element of value arising from the expectation or completion of the event. LFC believes that because each of the Sun Life transaction, the Fleet transaction and the merger will be presented for approval at the special meeting, "fair value" of all dissenters' shares will be determined as of the same date (the day before the special meeting), regardless of the transaction(s) to which any particular dissenter objected.

    The enforcement by a stockholder of a request to receive payment for shares of LFC common stock under the Massachusetts Business Corporation Law is an exclusive remedy. This remedy, however, does not exclude the right of a stockholder to bring a proceeding to obtain relief on the ground that a corporate action will be or is illegal or fraudulent to the stockholder. In COGGINS V. NEW ENGLAND PATRIOTS FOOTBALL CLUB, INC., 397 Mass. 525 (1986), the Massachusetts Supreme Judicial Court held that dissenting stockholders are not limited to the statutory remedy of judicial appraisal where violations of fiduciary duty exist.

    A final judgment by the court or a special master determining the fair value of the LFC common stock is binding on and enforceable by stockholders who have perfected their statutory appraisal rights, and on LFC. A stockholder who perfects rights as a dissenting stockholder will be entitled to receive only the fair value of his or her shares as so determined, whether it is higher or lower than the amount the stockholder would have received if his or her appraisal rights had not been perfected, and will not be entitled to any other rights as a stockholder, including rights to notices of meetings, to vote, or to receive dividends.

    The law pertaining to appraisal rights also contains provisions regarding costs, dividends on dissenting shares, rights of holders of dissenting shares arising before stockholder approval of the event objected to and other miscellaneous matters.

    Holders of shares who seek to exercise appraisal rights and who, after the consummation of the event objected to, fail to perfect or lose that right to appraisal, will receive the value received by all other stockholders as a result of the event.

                            ------------------------

                             INFORMATION ABOUT LFC

                            ------------------------

AUDIT COMMITTEE REPORT

    The Audit Committee oversees LFC's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of LFC's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and LFC including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

    The committee discussed with LFC's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of LFC's internal controls, and the overall quality of LFC's financial reporting. The committee held three meetings during fiscal year 2000.

    In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in LFC's Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee and the board have also recommended, subject to shareholder approval, the selection of LFC's independent auditors.

Glenn P. Strehle; Audit Committee Chair
Marian Heard; Audit Committee Member
Charles I. Clough, Jr.; Audit Committee Member
Thomas J. May; Audit Committee Member
Kenneth L. Rose; Audit Committee Member

March 14, 2001

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF LFC'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, SOMETIMES REFERRED TO IN THIS PROXY STATEMENT AS THE SECURITIES ACT, OR THE EXCHANGE ACT, EACH AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY OF THOSE FILINGS, NOR WILL THAT SECTION OF THIS PROXY STATEMENT BE DEEMED TO BE INCORPORATED INTO ANY FUTURE FILINGS MADE BY LFC UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of LFC common stock by Liberty Mutual (the only person or entity known to LFC to be the beneficial owner of 5% or more of LFC common stock), LFC's chief executive officer and each of the other four most highly compensated executive officers of LFC in 2000, each director of LFC and all directors and executive officers as a group, in each
case as of             , 2001. Except as noted in the footnotes to the table,
based on information provided by those persons, each holder of LFC common stock has or will have sole voting and investment power with respect to the shares of LFC common stock set forth below. Unless otherwise indicated below, the address of each person is: c/o Liberty Financial Companies, Inc., 600 Atlantic Avenue, Boston, Massachusetts 02210. LFC redeemed all outstanding shares of its
preferred stock on             , 2001. There are no shares of capital stock
outstanding other than the LFC common stock.

                                                     SHARES OWNED
NAME                                                 BENEFICIALLY   PERCENTAGE(1)
----                                                 ------------   -------------
Liberty Mutual Insurance Company ..................   34,475,260        70.49%
  175 Berkeley Street
  Boston, MA 02117
Gary L. Countryman.................................            0           --
C. Allen Merritt, Jr.(2)...........................      210,158            *
J. Andrew Hilbert(2)...............................       43,950            *
Stephen E. Gibson(2)...............................      113,145            *
Phil Polkinghorn(2)................................       51,324            *
William F. Connell.................................        1,500            *
Paul J. Darling II.................................        1,500            *
Glenn P. Strehle...................................          750            *
Michael J. Babcock.................................            0           --
Charles I. Clough..................................            0           --
John P. Hamill.....................................            0           --
Marian L. Heard....................................            0           --
Edmund F. Kelly....................................            0           --
Thomas J. May......................................            0           --
Dr. Kenneth L. Rose................................            0           --
All executive officers and directors as a group:
  (20 persons)(3)..................................      836,475         1.69%

------------------------

*   Less than 1%.

(1) Percentages are calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act. Those calculations assume, for each person and group, that all shares which may be acquired by that person or group pursuant to options presently exercisable or which become exercisable within 60 days following
                , 2001 are outstanding for the purpose of computing the percentage of LFC common stock owned by that person or group. However, those unissued shares of LFC common stock are not deemed to be outstanding for the purpose of calculating the percentage of LFC common stock owned by any other person.

(2) Includes options to purchase shares of LFC common stock which are presently exercisable or which become exercisable within 60 days following
                , 2001 in the following amounts: 157,601 shares exercisable by Mr. Merritt; 88,742 shares exercisable by Mr. Gibson; 31,250 shares exercisable by Mr. Polkinghorn; and 29,250 shares exercisable by Mr. Hilbert. Mr. Merritt's options will be cancelled in exchange for a cash payment in accordance with LFC's retention plans upon the consummation of the merger. Mr. Gibson's options will be cancelled in exchange for a cash payment in accordance with LFC's retention plans upon the consummation of the Fleet transaction. Mr. Polkinghorn's options will be cancelled in exchange for a cash payment in accordance with LFC's retention plans upon the consummation of the Sun Life transaction.

    Mr. Hilbert's options will be cancelled in exchange for cash in accordance with LFC's retention plans upon consummation of the merger.

(3) Includes (without duplication), (i) the option shares referenced in note 2 above and (ii) options to purchase an additional 285,946 shares of LFC common stock held by other executive officers which are presently exercisable or which become exercisable within 60 days following
                , 2001.

RETENTION PLANS

    On November 1, 2000, as discussed above in this proxy statement, LFC announced that it had begun a review of strategic alternatives, including a possible sale of LFC. To help retain its employees during the strategic review, LFC implemented retention plans for the benefit of its employees. The following is a summary of the material provisions of the retention plans. Because it is a summary, it is not a complete description of all of the provisions of those plans.

    GENERAL; CHANGE OF CONTROL

    In general, the retention plans provide for the payment of cash retention bonuses to substantially all of LFC's employees, and, upon the occurrence of a change of control (as defined in the retention plans), severance pay to substantially all of LFC's employees, the acceleration of outstanding options and restricted stock, and, to certain employees, a payment to offset possible excise tax obligations under Section 4999 of the Internal Revenue Code. A change of control will be deemed to occur under the retention plans with respect to employees of the annuity subsidiaries, upon the closing of the Sun Life transaction, with respect to employees of the asset management subsidiaries, upon the closing of the Fleet transaction, and with respect to employees of LFC, at the effective time of the merger.

    RETENTION BONUSES

    The retention bonuses payable under the retention plans are calculated based on an employee's base salary, commissions and/or target incentive compensation amounts. The amount of an employee's retention bonus increases each month from a minimum bonus on May 14, 2001 until October 31, 2001. If no change of control occurs prior to November 1, 2001, employees would be entitled to one-half of the maximum retention bonus on that date if still employed and the balance on May 1, 2002, if still employed on that date. The maximum retention bonus payable to each of the four most highly compensated executive officers of LFC in 2000, other than Mr. Countryman, is as follows: Mr. Merritt, $1,591,500; Mr. Gibson, $1,512,500; Mr. Polkinghorn, $910,000; and Mr. Hilbert, $787,500.
Mr. Countryman does not participate in the retention plans.

    SEVERANCE BENEFITS

    The retention plans also provide that an employee will be entitled to severance pay in the event that, on or within 18 months following the date of a change in control, the employee is terminated by the successor corporation other than for cause (as defined in the retention plans) or the employee resigns for good reason (as defined in the retention plans).

    The maximum severance payment payable to each of the four most highly compensated executive officers of LFC in 2000, other than Mr. Countryman, is as follows: Mr. Merritt, $1,061,000; Mr. Gibson, $1,966,250; Mr. Polkinghorn, $1,365,000; and Mr. Hilbert, $1,023,750. Mr. Countryman does not participate in this severance plan.

    If LFC is obligated by law or contract to pay severance payments to an employee, then the severance payments to that employee under the retention plans will be reduced by the amount of any severance payment under that law or contract.

    In addition to cash severance payments, LFC will provide, among other things, the following non-cash severance benefits:

    - outplacement services for a period of up to twelve months; and

    - health coverage for the period with respect to which the employee is entitled to severance pay provided that the employee continue to pay to LFC the employee portion of premium payments.

    TREATMENT OF STOCK OPTIONS AND RESTRICTED STOCK

    UNVESTED STOCK OPTIONS. Upon a change of control, each unvested stock option held by an employee may be assumed by the successor corporation or replaced with a comparable option to acquire shares of equivalent value in the successor corporation. Of the unvested options held by an employee upon a change of control that are assumed:

    - 50% will immediately become vested; and

    - the remaining 50% will fully vest on the date that is six months following the change of control, provided that the employee is then employed by the successor corporation.

    If an employee is terminated without cause prior to the expiration of the six-month period following the change of control, or if, during such six-month period, the employee terminates his or her employment for good reason or due to the employee's death, disability or retirement, the remaining 50% of the employee's unvested options will fully vest as of the date of such termination. If an employee is terminated prior to the expiration of the six-month period immediately following the change of control for any other reason, the employee will forfeit the remaining 50% of the employee's unvested options. Any unvested stock option that is not assumed or replaced as described above will be cancelled upon a change of control in exchange for a cash payment from LFC equal to the difference, if any, between the value of LFC's common stock (as determined under the applicable plan) and the exercise price per share of that option, multiplied by the number of shares subject to that option. The payment will be made 50% at the time of such vesting and 50% on the date that is six months following a change of control, provided that the employee is then employed by the successor corporation. Neither Sun Life nor Fleet will assume or replace existing unvested LFC stock options. As a result, holders of those options will receive cash payments from LFC under the retention plans. A change of control will be deemed to occur under the retention plans with respect to employees of the annuity subsidiaries upon the completion of the Sun Life transaction, with respect to employees of the asset management subsidiaries upon the completion of the Fleet transaction, and with respect to employees of LFC at the completion of the merger.

    VESTED STOCK OPTIONS. Upon a change of control, each vested stock option held by an employee may be assumed by the surviving corporation or replaced with a comparable option to acquire shares of a equivalent value in the successor corporation. Any vested stock option that is not assumed or replaced as described above will be cancelled upon a change of control in exchange for a cash payment from LFC equal to the difference, if any, between the value of LFC's common stock (as determined under the applicable plan) and the exercise price per share of that option, multiplied by the number of shares subject to that option. Neither Sun Life nor Fleet will assume or replace existing vested LFC stock options. As a result, holders of those stock options will receive cash payments from LFC under the retention plans.

    RESTRICTED STOCK. If the cash value of LFC's common stock on the date of the change of control (as determined under the applicable plan) is equal to or greater than a specified price stipulated in the employee's restricted stock agreement, or the target price, then those shares of restricted stock will fully vest and all restrictions relating to those shares will lapse. If the cash value of LFC's common stock on the date of the change of control is less than the target price, then the employee will forfeit those shares of restricted stock.

    EXCISE TAX PAYMENT BENEFIT

    Employees will be eligible to receive an additional payment if any of the payments or benefits received or to be received by that employee in connection with a change of control or by reason of a termination of employment trigger excise tax obligations under Section 4999 of the Internal Revenue Code. The additional payment is designed to offset the effects of excise taxes on the severance payments and other payments received by those employees in connection with a change of control or by reason of that employee's termination of employment, as well as federal, state, and local taxes on the gross up payment.

    CONDITIONS AND LIMITATIONS

    As a condition to participation in the retention plans, employees are required to enter into a non-solicitation/waiver and release of claims agreement. Each agreement provides that the employee will not:

    - bring any claims against LFC for employment or reemployment; or

    - bring any claims against LFC and its officers, directors, stockholders, employees and agents arising out of any federal, state or local legislation or common law relating to employment or discrimination in employment, labor or human rights law.

    AMENDMENT OR TERMINATION

    LFC's board of directors may amend or terminate the retention plans except during the following periods:

    - the six month period following the execution of an agreement the consummation of which would result in a change of control; and

    - the eighteen month period following a change of control.

MARKET PRICE OF LFC COMMON STOCK AND DIVIDENDS

    LFC common stock is listed on the NYSE under the symbol "L" and is also listed on the Boston Stock Exchange. On November 1, 2000, as discussed above in this proxy statement, LFC announced that it had begun a review of strategic alternatives, including a possible sale of LFC. On December 31, 2000, the closing price of LFC common stock on the NYSE was $44 9/16 per share. As of
            , 2001, there were approximately     stockholders of record. In
addition, LFC estimates that there are approximately     beneficial stockholders
whose shares are held in "street name". The high and low sales prices for the
period from July 1, 2001 to             , the first and second quarter of 2001,
each quarter during 2000 and 1999, as traded on the NYSE Composite Tape, were as follows:

                2001                                2000                             1999
------------------------------------   ------------------------------   ------------------------------
PERIOD                   HIGH/LOW      PERIOD             HIGH/LOW      PERIOD             HIGH/LOW
------                 -------------   ------           -------------   ------           -------------
Jan.-March...........  $47.22/$40.93   Jan.-March.....  $24.13/$18.38   Jan.-March.....  $28.00/$21.19
April-June...........  $44.00/$32.27   April-June.....  $24.13/$17.88   April-June.....  $29.69/$20.13
7/1/01...............                  July-Sept......  $25.00/$21.75   July-Sept......  $29.00/$20.94
                                       Oct.-Dec.......  $44.52/$23.50   Oct.-Dec.......  $26.69/$20.44

    LFC currently has a policy of paying quarterly cash dividends of $0.10 per share and has paid quarterly dividends regularly since becoming a public company in 1995. The declaration and payment of any dividends on the LFC common stock are dependent upon LFC's results of operations, financial condition, cash requirements, capital requirements, regulatory considerations and other relevant factors, and in all events are subject to the discretion of the board of directors. Accordingly, there is no requirement, and no assurances can be given, that dividends will be paid on LFC common stock after the date of this proxy statement.

    LFC's board of directors established an optional dividend reinvestment plan, or DRIP, for holders of its capital stock. Liberty Mutual participated in the DRIP from its inception until the first quarter dividend for 2001 when it took its payment in cash.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

    Below is unaudited pro forma condensed consolidated financial information of LFC giving effect to each of the following transactions:

    - the sale of both the annuity and asset management businesses;

    - the sale of the annuity business only; and

    - the sale of the asset management business only.

    This unaudited pro forma condensed consolidated financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements of LFC and the notes thereto included in LFC's Annual Report on Form 10-K/A for the year ended December 31, 2000, filed with the Commission.

    These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had these transactions actually occurred as of the dates indicated, or of the future results of operations or financial condition of LFC. The pro forma adjustments are based upon available information and certain assumptions that management of LFC currently believe are reasonable in the circumstances.

    SALE OF BOTH THE ANNUITY AND ASSET MANAGEMENT BUSINESSES

    The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 gives effect to the sale of the annuity and asset management businesses of LFC as if both transactions had occurred on March 31, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 present the consolidated operating results of LFC as if these transactions had occurred on January 1, 2000.

                       LIBERTY FINANCIAL COMPANIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
              SALE OF THE ANNUITY AND ASSET MANAGEMENT BUSINESSES
                                 MARCH 31, 2001
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                HISTORICAL
                                                                ANNUITY AND
                                                                   ASSET
                                                   HISTORICAL   MANAGEMENT     PRO FORMA    PRO FORMA
                                                      LFC       BUSINESSES    ADJUSTMENTS      LFC
                                                   ----------   -----------   -----------   ---------
Assets:
  Investments....................................  $12,270.8    $(12,192.0)                 $   78.8
  Cash and cash equivalents......................    1,877.9      (1,818.6)     $2,602.0(1)  2,661.3
  Accrued investment income......................      153.2        (153.2)
  Deferred policy acquisition costs..............      566.2        (566.2)
  Deferred distribution costs....................      172.6        (172.6)
  Intangible assets..............................      524.2        (522.9)                      1.3
  Other assets...................................      432.1        (408.4)                     23.7
  Separate account assets........................    3,901.4      (3,901.4)
                                                   ---------    ----------      --------    --------
                                                   $19,898.4    $(19,735.3)     $2,602.0    $2,765.1
                                                   =========    ==========      ========    ========
Liabilities:
  Policyholder balances..........................  $12,022.5    $(12,022.5)
  Notes payable to affiliates....................      200.0                                $  200.0
  Notes payable..................................      572.2        (125.0)                    447.2
  Payable for investments purchased and loaned...    1,388.3      (1,388.3)
  Other liabilities..............................      393.7        (379.6)     $  369.0(1)    486.1
                                                                                    20.0(2)
                                                                                    15.0(3)
                                                                                    68.0(4)
  Separate account liabilities...................    3,880.5      (3,880.5)
                                                   ---------    ----------      --------    --------
  Total liabilities..............................   18,457.2     (17,795.9)        472.0     1,133.3
Series A redeemable convertible preferred
  stock..........................................       10.7                                    10.7
Stockholders' Equity:
  Common stock...................................        0.5                                     0.5
  Additional paid in capital.....................      949.2                                   949.2
  Retained earnings..............................      477.9      (1,933.0)      2,130.0       674.9(5)
  Accumulated other comprehensive income.........        2.9          (6.4)                     (3.5)
                                                   ---------    ----------      --------    --------
  Total stockholders' equity.....................    1,430.5      (1,939.4)      2,130.0     1,621.1
                                                   ---------    ----------      --------    --------
                                                   $19,898.4    $(19,735.3)     $2,602.0    $2,765.1
                                                   =========    ==========      ========    ========
Book Value Per Share (48,904,744 common shares
  outstanding)...................................                                           $  33.15(6)
                                                                                            ========

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                       LIBERTY FINANCIAL COMPANIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              SALE OF THE ANNUITY AND ASSET MANAGEMENT BUSINESSES
                          YEAR ENDED DECEMBER 31, 2000
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                     HISTORICAL
                                                                     ANNUITY AND
                                                     HISTORICAL         ASSET
                                      HISTORICAL   PRIVATE CAPITAL   MANAGEMENT     PRO FORMA    PRO FORMA
                                         LFC        MANAGEMENT(7)    BUSINESSES    ADJUSTMENTS      LFC
                                      ----------   ---------------   -----------   -----------   ---------
Investment income...................    $862.3                         $(862.3)
Interest credited to
  policyholders.....................    (539.6)                          539.6
                                        ------                         -------
Investment spread...................     322.7                          (322.7)
Net realized investment gains
  (losses)..........................     (47.5)                           36.2                    $(11.3)
Gain on sale of Private Capital
  Management........................      27.6         $(27.6)              --
Net change in unrealized and
  undistributed gains in private
  equity limited partnerships.......      31.6                           (31.6)

Fee income:
Investment advisory and
  administrative fees...............     300.2          (41.7)          (258.5)
Distribution and service fees.......      60.7                           (60.7)
Transfer agency fees................      49.0                           (49.0)
Surrender charges and net
  commissions.......................      42.3                           (42.3)
Separate account fees...............      43.5                           (43.5)
                                        ------         ------          -------
  Total fee income..................     495.7          (41.7)          (454.0)

Expenses:
Operating expenses..................    (406.0)          36.0            345.5                     (24.5)
Restructuring charges...............     (18.7)                           15.8                      (2.9)
Special compensation plan...........     (11.1)                            5.9                      (5.2)
Amortization of deferred policy
  acquisition costs.................    (116.0)                          116.0
Amortization of deferred
  distribution costs................     (42.9)                           42.9
Amortization of intangible assets...     (24.3)           1.0             23.4                       0.1
Interest expense, net...............     (22.5)          (0.5)             0.4                     (22.6)
                                        ------         ------          -------                    ------
  Total expenses....................    (641.5)          36.5            549.9                     (55.1)
Pretax income (loss)................     188.6          (32.8)          (222.2)                    (66.4)
Income tax benefit (expense)........     (61.0)          17.2             69.6                      25.8
                                        ------         ------          -------                    ------
Net income (loss)...................    $127.6         $(15.6)         $(152.6)                   $(40.6)
                                        ======         ======          =======                    ======
Net income (loss) per share--basic
  (weighted average
  shares--47,834,973)...............    $ 2.65                                                    $(0.87)
                                        ======                                                    ======
Net income (loss) per share--diluted
  (weighted average
  shares--48,903,818)...............    $ 2.61                                                    $(0.83)
                                        ======                                                    ======

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                       LIBERTY FINANCIAL COMPANIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              SALE OF THE ANNUITY AND ASSET MANAGEMENT BUSINESSES
                       THREE MONTHS ENDED MARCH 31, 2001
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                 HISTORICAL
                                                                  ANNUITY
                                                                    AND
                                                                   ASSET
                                                    HISTORICAL   MANAGEMENT    PRO FORMA    PRO FORMA
                                                       LFC       BUSINESSES   ADJUSTMENTS      LFC
                                                    ----------   ----------   -----------   ---------
Investment income.................................    $236.3      $(236.3)
Interest credited to policyholders................    (148.5)       148.5
                                                      ------      -------
Investment spread.................................      87.8        (87.8)
Net derivative loss...............................      (3.8)         3.8
Net realized investment gains (losses)............     (19.7)        18.2                    $ (1.5)
Net change in unrealized and undistributed gains
  in private equity partnerships..................       2.7         (2.7)

Fee income:
Investment advisory and administrative fees.......      75.1        (75.1)
Distribution and service fees.....................      15.3        (15.3)
Transfer agency fees..............................      12.6        (12.6)
Surrender charges and net commissions.............       8.8         (8.8)
Separate account fees.............................      12.8        (12.8)
                                                      ------      -------
Total fee income..................................     124.6       (124.6)

Expenses:
Operating expenses................................    (105.4)        99.9                      (5.5)
Restructuring charges.............................      (1.4)         1.3                      (0.1)
Special compensation plan.........................     (20.4)         5.7                     (14.7)
Amortization of deferred policy acquisition
  costs...........................................     (32.7)        32.7
Amortization of deferred distribution costs.......     (12.0)        12.0
Amortization of intangible assets.................      (8.7)         8.6                      (0.1)
Interest expense, net.............................     (10.2)         0.0                     (10.2)
                                                      ------      -------                    ------
Total expenses....................................    (190.8)       160.2                     (30.6)
Pretax income (loss)..............................       0.8        (32.9)                    (32.1)
Income tax benefit................................       4.0        (19.6)                    (15.6)
                                                      ------      -------                    ------
Income (loss) before cumulative effect of
  accounting change...............................    $  4.8      $ (52.5)                   $(47.7)
                                                      ======      =======                    ======
Income (loss) before cumulative effect of
  accounting change per share--basic (weighted
  average shares--48,573,227).....................    $ 0.09                                 $(0.99)
                                                      ======                                 ======
Income (loss) before cumulative effect of
  accounting change per share--diluted (weighted
  average shares--50,354,821).....................    $ 0.10                                 $(0.95)
                                                      ======                                 ======

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                       LIBERTY FINANCIAL COMPANIES, INC.
                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
          FOR THE SALE OF THE ANNUITY AND ASSET MANAGEMENT BUSINESSES
                                  (UNAUDITED)

(1) Represents the estimated aggregate purchase price from the sales of the annuity business and asset management business. Estimated income taxes payable of $369 million have been included in other liabilities.

(2) Represents the estimated liability related to the cancellation of employee stock options, net of estimated income taxes of $12.0 million.

(3) Represents the estimated liability for transaction costs associated with the sales of the annuity business and asset management business, net of estimated reimbursements by the purchasers and estimated income taxes of $10.0 million.

(4) Represents the estimated liability related to the retention plans for employees of the asset management business and corporate headquarters, net of estimated income taxes of $34.5 million.

(5) Includes pro forma retained earnings increase of $197.0 million for an after tax gain on the sale of the annuity business and asset management business and the estimated costs related to the cancellation of stock options and the retention plans for employees of corporate headquarters. This amount is not reflected in the pro forma condensed consolidated statement of operations.

(6) Management of LFC believes that its current best estimate of merger consideration in cash per share for LFC's common stockholders other than Liberty Mutual and its affiliates is $33.44, subject to adjustment, as described more fully in this proxy statement under the heading "THE GOING PRIVATE TRANSACTION--THE MERGER AGREEMENT."

(7) Historical Private Capital Management (PCM) reflects the revenues and expenses of PCM, a division of Stein Roe & Farnham Incorporated, and the related gain on the December 29, 2000 sale of PCM.

    SALE OF ANNUITY BUSINESS ONLY

    The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 gives effect to the Sun Life transaction as if this transaction occurred on March 31, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 presents the consolidated operating results of LFC as if this transaction had occurred on January 1, 2000.

                       LIBERTY FINANCIAL COMPANIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          SALE OF THE ANNUITY BUSINESS
                                 MARCH 31, 2001
                                 (IN MILLIONS)

                                                              HISTORICAL
                                                 HISTORICAL    ANNUITY      PRO FORMA       PRO FORMA
                                                    LFC        BUSINESS    ADJUSTMENTS         LFC
                                                 ----------   ----------   -----------      ---------
Assets:
  Investments..................................  $12,270.8    $(12,192.0)                   $   78.8
  Cash and cash equivalents....................    1,877.9      (1,754.7)    $1,702.0(1)     1,825.2
  Accrued investment income....................      153.2        (153.2)
  Deferred policy acquisition costs............      566.2        (566.2)
  Deferred distribution costs..................      172.6                                     172.6
  Intangible assets............................      524.2         (26.0)                      498.2
  Other assets.................................      432.1        (227.4)                      204.7
  Separate account assets......................    3,901.4      (3,901.4)
                                                 ---------    ----------     --------       --------
                                                 $19,898.4    $(18,820.9)    $1,702.0       $2,779.5
                                                 =========    ==========     ========       ========
Liabilities:
  Policyholder balances........................  $12,022.5    $(12,022.5)                   $  200.0
  Notes payable to affiliates..................      200.0                                     572.2
  Notes payable................................      572.2
  Payable for investments purchased and
    loaned.....................................    1,388.3      (1,388.3)
  Other liabilities............................      393.7        (235.1)    $  225.0(1)       396.6
                                                                                  4.0(2)
                                                                                  9.0(3)
  Separate account liabilities.................    3,880.5      (3,880.5)
                                                 ---------    ----------     --------       --------
  Total liabilities............................   18,457.2     (17,526.4)       238.0        1,168.8

Series A redeemable convertible preferred
  stock........................................       10.7                                      10.7

Stockholders' Equity:
  Common stock.................................        0.5                                       0.5
  Additional paid in capital...................      949.2                                     949.2
  Retained earnings............................      477.9      (1,287.0)     1,464.0          654.9(4)
  Accumulated other comprehensive income.......        2.9          (7.5)                       (4.6)
                                                 ---------    ----------     --------       --------
  Total stockholders' equity...................    1,430.5      (1,294.5)     1,464.0        1,600.0
                                                 ---------    ----------     --------       --------
                                                 $19,898.4    $(18,820.9)    $1,702.0       $2,779.5
                                                 =========    ==========     ========       ========

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                       LIBERTY FINANCIAL COMPANIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          SALE OF THE ANNUITY BUSINESS
                          YEAR ENDED DECEMBER 31, 2000
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                            HISTORICAL      HISTORICAL
                                             HISTORICAL   PRIVATE CAPITAL    ANNUITY      PRO FORMA    PRO FORMA
                                                LFC        MANAGEMENT(5)     BUSINESS    ADJUSTMENTS      LFC
                                             ----------   ---------------   ----------   -----------   ---------
Investment income..........................    $ 862.3                        $(862.3)
Interest credited to policyholders.........     (539.6)                         539.6
                                               -------                        -------
Investment spread..........................      322.7                         (322.7)
Net realized investment gains (losses).....      (47.5)                          35.8                   $ (11.7)
Gain on sale of Private Capital
  Management...............................       27.6        $(27.6)
Net change in unrealized and undistributed
  gains in private equity limited
  partnerships.............................       31.6                          (31.6)

Fee income:
Investment advisory and administrative
  fees.....................................      300.2         (41.7)                                     258.5
Distribution and service fees..............       60.7                                                     60.7
Transfer agency fees.......................       49.0                                                     49.0
Surrender charges and net commissions......       42.3                          (31.6)                     10.7
Separate account fees......................       43.5                          (43.5)
                                               -------        ------          -------                   -------
  Total fee income.........................      495.7         (41.7)           (75.1)                    378.9

Expenses:
Operating expenses.........................     (406.0)         36.0             85.2                    (284.8)
Restructuring charges......................      (18.7)                                                   (18.7)
Special compensation plan..................      (11.1)                           5.9                      (5.2)
Amortization of deferred policy acquisition
  costs....................................     (116.0)                         116.0
Amortization of deferred distribution
  costs....................................      (42.9)                                                   (42.9)
Amortization of intangible assets..........      (24.3)          1.0              4.1                     (19.2)
Interest expense, net......................      (22.5)         (0.5)            (0.1)                    (23.1)
                                               -------        ------          -------                   -------
  Total expenses...........................     (641.5)         36.5            211.1                    (393.9)

Pretax income (loss).......................      188.6         (32.8)          (182.5)                    (26.7)

Income tax benefit (expense)...............      (61.0)         17.2             56.4                      12.6
                                               -------        ------          -------                   -------
Net income (loss)..........................    $ 127.6        $(15.6)         $(126.1)                  $ (14.1)
                                               =======        ======          =======                   =======
Net income (loss) per share--basic
  (weighted average shares--47,834,973)....    $  2.65                                                  $ (0.31)
                                               =======                                                  =======
Net income (loss) per share--diluted
  (weighted average shares--48,903,818)....    $  2.61                                                  $ (0.29)
                                               =======                                                  =======

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                       LIBERTY FINANCIAL COMPANIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          SALE OF THE ANNUITY BUSINESS
                       THREE MONTHS ENDED MARCH 31, 2001
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                   HISTORICAL
                                                      HISTORICAL    ANNUITY      PRO FORMA    PRO FORMA
                                                         LFC        BUSINESS    ADJUSTMENTS      LFC
                                                      ----------   ----------   -----------   ---------
Investment income...................................    $ 236.3      $(236.3)
Interest credited to policyholders..................     (148.5)       148.5
                                                        -------      -------
Investment spread...................................       87.8        (87.8)
Net derivative loss.................................       (3.8)         3.8
Net realized investment gains (losses)..............      (19.7)        14.4                   $ (5.3)
Net change in unrealized and undistributed gains in
  private equity limited partnerships...............        2.7         (2.7)

Fee income:
Investment advisory and administrative fees.........       75.1                                  75.1
Distribution and service fees.......................       15.3                                  15.3
Transfer agency fees................................       12.6                                  12.6
Surrender charges and net commissions...............        8.8         (5.9)                     2.9
Separate account fees...............................       12.8        (12.8)
                                                        -------      -------                   ------
  Total fee income..................................      124.6        (18.7)                   105.9

Expenses:
Operating expenses..................................     (105.4)        22.3                    (83.1)
Restructuring charges...............................       (1.4)                                 (1.4)
Special compensation plan...........................      (20.4)         5.7                    (14.7)
Amortization of deferred policy acquisition costs...      (32.7)        32.7
Amortization of deferred distribution costs.........      (12.0)                                (12.0)
Amortization of intangible assets...................       (8.7)         0.8                     (7.9)
Interest expense, net...............................      (10.2)                                (10.2)
                                                        -------      -------                   ------
  Total expenses....................................     (190.8)        61.5                   (129.3)

Pretax income (loss)................................        0.8        (29.5)                   (28.7)

Income tax benefit..................................        4.0          4.6                      8.6
                                                        -------      -------                   ------
Income (loss) before cumulative effect of accounting
  change............................................    $   4.8      $ (24.9)                  $(20.1)
                                                        =======      =======                   ======
Income (loss) before cumulative effect of accounting
  change per share--basic (weighted average shares--
  48,573,227).......................................    $  0.09                                $(0.42)
                                                        =======                                ======
Income (loss) before cumulative effect of accounting
  change per share--diluted (weighted average
  shares--50,354,821)...............................    $  0.10                                $(0.40)
                                                        =======                                ======

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE SALE OF THE ANNUITY BUSINESS
                                  (UNAUDITED)

(1) Represents the estimated aggregate purchase price from the sale of the annuity business. Estimated income taxes payable of $225.0 million have been included in other liabilities.

(2) Represents the estimated liability related to the cancellation of employee stock options, net of estimated income taxes of $2.1 million.

(3) Represents the estimated liability for transaction costs associated with the sale of the annuity business, net of estimated reimbursements by the purchaser and estimated income taxes of $5.3 million.

(4) Pro forma retained earnings includes an after tax gain on the sale of the annuity business of $177.0 million. This gain is not reflected in the pro forma condensed consolidated statement of operations.

(5) Historical Private Capital Management (PCM) reflects the revenues and expenses of PCM, a division of Stein Roe & Farnham Incorporated, and the related gain on the December 29, 2000 sale of PCM.

    SALE OF ASSET MANAGEMENT BUSINESS ONLY

    The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 gives effect to the Fleet transaction as if this transaction occurred on March 31, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 presents the consolidated operating results of LFC as if this transaction had occurred on January 1, 2000.

                       LIBERTY FINANCIAL COMPANIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                     SALE OF THE ASSET MANAGEMENT BUSINESS
                                 MARCH 31, 2001
                                 (IN MILLIONS)

                                                               HISTORICAL
                                                                 ASSET
                                                  HISTORICAL   MANAGEMENT    PRO FORMA    PRO FORMA
                                                     LFC        BUSINESS    ADJUSTMENTS      LFC
                                                  ----------   ----------   -----------   ---------
Assets:
  Investments...................................  $12,270.8                               $12,270.8
  Cash and cash equivalents.....................    1,877.9     $ (63.9)       $900.0(1)    2,714.0
  Accrued investment income.....................      153.2                                   153.2
  Deferred policy acquisition costs.............      566.2                                   566.2
  Deferred distribution costs...................      172.6      (172.6)
  Intangible assets.............................      524.2      (496.9)                       27.3
  Other assets..................................      432.1      (181.0)                      251.1
  Separate account assets.......................    3,901.4                                 3,901.4
                                                  ---------     -------        ------     ---------
                                                  $19,898.4     $(914.4)       $900.0     $19,884.0
                                                  =========     =======        ======     =========
Liabilities:
  Policyholder balances.........................  $12,022.5                               $12,022.5
  Notes payable to affiliates...................      200.0                                   200.0
  Notes payable.................................      572.2     $(125.0)                      447.2
  Payable for investments purchased and
    loaned......................................    1,388.3                                 1,388.3
  Other liabilities.............................      393.7      (144.5)       $144.0(1)      451.1
                                                                                  8.9(2)
                                                                                  6.0(3)
  Separate account liabilities..................    3,880.5                      43.0(4)    3,880.5
                                                  ---------     -------        ------     ---------
  Total liabilities.............................   18,457.2      (269.5)        201.9      18,389.6
Series A redeemable convertible preferred
  stock.........................................       10.7                                    10.7
Stockholder's Equity:
  Common stock..................................        0.5                                     0.5
  Additional paid in capital....................      949.2                                   949.2
  Retained earnings.............................      477.9      (646.0)        698.1         530.0(5)
  Accumulated other comprehensive income........        2.9         1.1                         4.0
                                                  ---------     -------        ------     ---------
  Total stockholders' equity....................    1,430.5      (644.9)        698.1       1,483.7
                                                  ---------     -------        ------     ---------
                                                  $19,898.4     $(914.4)       $900.0     $19,884.0
                                                  =========     =======        ======     =========

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                       LIBERTY FINANCIAL COMPANIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     SALE OF THE ASSET MANAGEMENT BUSINESS
                          YEAR ENDED DECEMBER 31, 2000
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                     HISTORICAL
                                                     HISTORICAL        ASSET
                                      HISTORICAL   PRIVATE CAPITAL   MANAGEMENT    PRO FORMA    PRO FORMA
                                         LFC        MANAGEMENT(6)     BUSINESS    ADJUSTMENTS      LFC
                                      ----------   ---------------   ----------   -----------   ---------
Investment income...................    $862.3                                                   $862.3
Interest credited to
  policyholders.....................    (539.6)                                                  (539.6)
                                        ------                                                   ------
Investment spread...................     322.7                                                    322.7
Net realized investment gains
  (losses)..........................     (47.5)                        $  0.4                     (47.1)
Gain on sale of Private Capital
  Management........................      27.6         $(27.6)                                      0.0
Net change in unrealized and
  undistributed gains in private
  equity limited partnerships.......      31.6                                                     31.6

Fee income:
Investment advisory and
  administrative fees...............     300.2          (41.7)         (258.5)
Distribution and service fees.......      60.7                          (60.7)
Transfer agency fees................      49.0                          (49.0)
Surrender charges and net
  commissions.......................      42.3                          (10.7)                     31.6
Separate account fees...............      43.5                                                     43.5
                                        ------         ------          ------      ---------     ------
  Total fee income..................     495.7          (41.7)         (378.9)                     75.1

Expenses:
Operating expenses..................    (406.0)          36.0           260.3                    (109.7)
Restructuring charges...............     (18.7)                          15.8                      (2.9)
Special compensation plan...........     (11.1)                                                   (11.1)
Amortization of deferred policy
  acquisition costs.................    (116.0)                                                  (116.0)
Amortization of deferred
  distribution costs................     (42.9)                          42.9
Amortization of intangible assets...     (24.3)           1.0            19.3                      (4.0)
Interest expense, net...............     (22.5)          (0.5)            0.5                     (22.5)
                                        ------         ------          ------      ---------     ------
  Total expenses....................    (641.5)          36.5           338.8                    (266.2)
Pretax income.......................     188.6          (32.8)          (39.7)                    116.1
Income tax benefit (expense)........     (61.0)          17.2            13.2                     (30.6)
                                        ------         ------          ------      ---------     ------
Net income..........................    $127.6         $(15.6)         $(26.5)                   $ 85.5
                                        ======         ======          ======      =========     ======
Net income per share--basic
  (weighted average
  shares--47,834,973)...............    $ 2.65                                                   $ 1.77
                                        ======                                                   ======
Net income per share--diluted
  (weighted average
  shares--48,903,818)...............    $ 2.61                                                   $ 1.75
                                        ======                                                   ======

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                       LIBERTY FINANCIAL COMPANIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     SALE OF THE ASSET MANAGEMENT BUSINESS
                       THREE MONTHS ENDED MARCH 31, 2001
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                 HISTORICAL
                                                                   ASSET
                                                    HISTORICAL   MANAGEMENT    PRO FORMA    PRO FORMA
                                                       LFC        BUSINESS    ADJUSTMENTS      LFC
                                                    ----------   ----------   -----------   ---------
Investment income.................................    $236.3                                 $236.3
Interest credited to policyholders................    (148.5)                                (148.5)
                                                      ------                                 ------
Investment spread.................................      87.8                                   87.8
Net derivative loss...............................      (3.8)                                  (3.8)
Net realized investment gains (losses)............     (19.7)      $  3.8                     (15.9)
Net change in unrealized and undistributed gains
  in private equity limited partnerships..........       2.7                                    2.7

Fee income:
Investment advisory and administrative fees.......      75.1        (75.1)
Distribution and service fees.....................      15.3        (15.3)
Transfer agency fees..............................      12.6        (12.6)
Surrender charges and net commissions.............       8.8         (2.9)                      5.9
Separate account fees.............................      12.8                                   12.8
                                                      ------       ------                    ------
  Total fee income................................     124.6       (105.9)                     18.7

Expenses:
Operating expenses................................    (105.4)        77.6                     (27.8)
Restructuring charges.............................      (1.4)         1.3                      (0.1)
Special compensation plan.........................     (20.4)                                 (20.4)
Amortization of deferred policy acquisition
  costs...........................................     (32.7)                                 (32.7)
Amortization of deferred distribution costs.......     (12.0)        12.0
Amortization of intangible assets.................      (8.7)         7.8                      (0.9)
Interest expense, net.............................     (10.2)                                 (10.2)
                                                      ------       ------                    ------
  Total expenses..................................    (190.8)        98.7                     (92.1)
Pretax income (loss)..............................       0.8         (3.4)                     (2.6)
Income tax benefit................................       4.0        (24.2)                    (20.2)
                                                      ------       ------                    ------
Income before cumulative effect of accounting
  change..........................................    $  4.8       $(27.6)                   $(22.8)
                                                      ======       ======                    ======
Income before cumulative effect of accounting
  change per share--basic (weighted average
  shares--48,573,227).............................    $ 0.09                                 $(0.47)
                                                      ======                                 ======
Income before cumulative effect of accounting
  change per share--diluted (weighted average
  shares--50,354,821).............................    $ 0.10                                 $(0.45)
                                                      ======                                 ======

               The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE SALE OF THE ASSET MANAGEMENT BUSINESS
                                  (UNAUDITED)

(1) Represents the estimated aggregate purchase price from the sale of the asset management business. Estimated income taxes payable of $144.0 million have been included in other liabilities.

(2) Represents the estimated liability related to the cancellation of employee stock options, net of estimated income taxes of $5.9 million.

(3) Represents the estimated liability for transaction costs associated with the sale of the asset management business, net of reimbursements by the purchaser and estimated income taxes of $3.5 million.

(4) Represents the estimated liability related to the retention plans for employees of the asset management business, which amount will be paid by LFC, net of estimated income taxes of $28.6 million.

(5) Pro forma retained earnings includes an after tax gain on the sale of the asset management business of $52.1 million. This gain is not reflected in the pro forma condensed consolidated statement of operations.

(6) Historical Private Capital Management (PCM) reflects the revenues and expenses of PCM, a division of Stein Roe & Farnham Incorporated, and the related gain on the December 29, 2000 sale of PCM.

                            ------------------------

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--MATTERS
                          PERTAINING TO LIBERTY MUTUAL

                            ------------------------

GENERAL

    Prior to the acquisition of The Colonial Group, Inc., or Colonial, in March, 1995 by LFC, LFC was an indirect wholly owned subsidiary of Liberty Mutual. As
of             , 2001, Liberty Mutual owned beneficially approximately     % of
the outstanding shares of LFC common stock.

    Liberty Mutual is a Massachusetts-chartered property and casualty mutual insurance company with more than $50.0 billion in assets and $7.1 billion in surplus at December 31, 2000. The principal business activities of Liberty Mutual's subsidiaries and affiliates (other than LFC) are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force.

    Although all of LFC's 13 directors are also directors of Liberty Mutual, including Gary L. Countryman, the President and Chief Executive Officer of LFC and Edmund F. Kelly, the President and Chief Executive Officer of Liberty Mutual, LFC's operations are separate from, and generally have been conducted independently of, Liberty Mutual and its other business activities. LFC and its operating subsidiaries have their own personnel responsible for operations, strategic planning, marketing, finance, administration, human resources, accounting, legal and other management functions.

THE TRANSACTIONS

    Liberty Mutual is a party to each of the following transaction agreements:

    - THE SUN LIFE VOTING AGREEMENT. As of the record date, Liberty Mutual was
      the beneficial owner of approximately     % of the outstanding shares of
      LFC common stock, as described in the section of this proxy statement entitled "THE TRANSACTIONS--SPECIAL FACTORS--Position of Liberty Mutual as to Fairness of the Transactions." As the controlling stockholder of LFC, Liberty Mutual agreed in the Sun Life voting agreement to vote all of its shares of LFC stock in favor of, and against all matters inconsistent with, the authorization of the Sun Life purchase agreement and the completion of the Sun Life transaction, subject to the terms of that agreement. For more information about the Sun Life voting agreement, we refer you to the information in this proxy statement under the heading "SUN LIFE TRANSACTION--AGREEMENTS--The Sun Life Voting Agreement."

    - THE SUN LIFE LICENSE AGREEMENT. The Sun Life license agreement provides that for a period of one year following the completion of the Sun Life transaction, Sun Life shall have a royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the annuity and retail distribution business. The license granted to Sun Life also permits Sun Life to use the licensed marks and trade names in connection with any products relating to the annuity subsidiaries under development or scheduled for launch as of the closing of the Sun Life transaction. For more information about the Sun Life license agreement, we refer you to the information in this proxy statement under the heading "SUN LIFE TRANSACTION--AGREEMENTS--The Sun Life License Agreement."

    - THE SUN LIFE/LIBERTY MUTUAL LETTER AGREEMENT. Under this letter agreement, Liberty Mutual agreed to guarantee the obligations of LFC with respect to certain tax-related matters dealt with in the Sun Life purchase agreement. For more information about the Sun Life/Liberty Mutual letter agreement, we refer you to the information in this proxy statement under the heading "SUN LIFE TRANSACTION--AGREEMENTS--The Sun Life/Liberty Mutual Letter Agreement."

    - THE LIBERTY MUTUAL GUARANTY. In the normal course of its business, Keyport, one of the annuity subsidiaries, has entered into arrangements that constitute "qualified assignments" under the Internal Revenue Code with Liberty Mutual and funded its obligations under those arrangements by purchasing annuity policies from Liberty Life, a wholly owned subsidiary of Liberty Mutual. The guaranty agreement entered into on May 22, 2001 provides that Liberty Mutual will guaranty to Keyport and Sun Life the complete payment, performance and satisfaction of each obligation of Liberty Life under the annuity contracts sold to Keyport. The guaranty agreement further provides that Liberty Mutual will indemnify Keyport and Sun Life from losses incurred through the failure of Liberty Mutual or Liberty Life to perform the obligations under the annuity contracts. For more information about the Liberty Mutual guaranty, we refer you to the information in this proxy statement under the heading "SUN LIFE TRANSACTION--AGREEMENTS--The Liberty Mutual Guaranty."

    - THE KEYPORT AGREEMENTS. On May 2, 2001, simultaneously with the signing of the Sun Life purchase agreement, Keyport Life Insurance Company, or Keyport, one of the annuity subsidiaries, entered into two agreements amending administrative services agreements with Liberty Life. Under the terms of the original administrative services agreements, Keyport will provide certain administrative and other services with respect to certain annuity contracts sold by Liberty Life in the State of New York. Each of the amended agreements amended the termination provision of the applicable administrative services agreement to provide that either party may terminate each of the agreements upon eighteen months prior notice. In addition, Keyport and Liberty Life also executed a termination agreement on May 2, 2001, simultaneously with the signing of the Sun Life purchase agreement. This termination agreement also provides that, upon the completion of the Sun Life transaction, a reinsurance agreement that Keyport and Liberty Life entered into in 1996 under which Liberty Life agreed to reinsure certain single premium immediate annuity policies issued by Keyport, and a related servicing agreement by and between Liberty Life and Keyport, under which Liberty Life agreed to provide Keyport with marketing, administration, electronic data processing, contract owner services and agent owner services in connection with the policies reinsured by Liberty Life under the reinsurance agreement, will terminate, but only with respect to policies issued by Keyport on or after the date on which the Sun Life transaction is completed. For more information about the Keyport agreements, we refer you to the information in this proxy statement under the heading "SUN LIFE TRANSACTION--AGREEMENTS--Keyport Agreements."

    - THE FLEET VOTING AGREEMENT. As the controlling stockholder of LFC, Liberty Mutual agreed in the Fleet voting agreement to vote all of its shares of LFC stock in favor of, and against all matters inconsistent with, the authorization of the Fleet purchase agreement and the completion of the Fleet transaction, subject to the terms of that agreement. For more information about the Fleet voting agreement, we refer you to the information in this proxy statement under the heading "FLEET TRANSACTION--AGREEMENTS--The Fleet Voting Agreement."

    - THE FLEET LICENSE AGREEMENT. This license agreement provides that upon the closing of the Fleet transaction, Fleet shall have a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the assets under management business. For more information about the Fleet/Liberty Mutual license agreement, we refer you to the information in this proxy statement under the heading "FLEET TRANSACTION--AGREEMENTS--The Fleet License Agreement."

    - THE FLEET/LIBERTY MUTUAL LETTER AGREEMENT. Under this letter agreement, Liberty Mutual agreed to guarantee the obligations of LFC with respect to certain tax-related matters dealt with in the Fleet purchase agreement. For more information about the Fleet/Liberty Mutual letter agreement, we refer you to the information in this proxy statement under the heading "FLEET TRANSACTION--AGREEMENTS--The Fleet/Liberty Mutual Letter Agreement."

    - THE MERGER AGREEMENT. The merger agreement provides that, at the effective time of the merger, Merger Sub will merge with and into LFC. Upon completion of the merger, Merger Sub will cease to exist and LFC will continue as the surviving corporation. In addition, as the sole owner of the surviving corporation in the merger, Liberty Mutual shall assume all of the obligations and liabilities of LFC that are not assumed by Sun Life or Fleet, including LFC's obligations under the TSA and related agreements. For more information about the merger agreement, we refer you to the information in this proxy statement under the heading "THE GOING PRIVATE TRANSACTION--MERGER AGREEMENT."

    In addition, as the sole owner of the surviving corporation in the merger, Liberty Mutual shall assume all of the obligations and liabilities of LFC that are not assumed by Sun Life or Fleet, including LFC's obligations under the TSA and related agreements.

$200 MILLION LOAN

    On September 29, 2000, LFC acquired Wanger Asset Management, L.P. Liberty Mutual and its affiliates loaned LFC an aggregate of $200 million to fund a portion of that acquisition. The indebtedness consists of $180 million of 12-year notes with interest payable semi-annually at 8.85% and $20 million of 20-year notes with interest payable semi-annually at 9.35%. The notes are prepayable upon a change of control of LFC. LFC will repay these notes in connection with the merger. See "THE GOING PRIVATE TRANSACTION--THE MERGER AGREEMENT--Conversion of Common Stock; Merger Consideration."

REIMBURSEMENT OF CERTAIN DIRECT COSTS AND INTERCOMPANY AGREEMENTS

    Liberty Mutual from time to time has provided management, legal, internal audit and treasury services to LFC, as well as to other Liberty Mutual subsidiaries which services are of the type normally performed by a parent company's corporate staff. In connection with the Colonial acquisition, LFC and Liberty Mutual entered into an intercompany agreement governing ongoing services provided by Liberty Mutual to LFC. Under the intercompany agreement, these services are provided only as requested by LFC and may include executive, legal, tax, treasury and certain other services. LFC pays Liberty Mutual a fee based upon Liberty Mutual's direct costs allocable to the services provided, and reimburses Liberty Mutual for all associated out of pocket fees and expenses incurred by it. The agreement provides for estimated quarterly payments and subsequent adjustments to these payments based upon actual experience. For 2000, LFC paid Liberty Mutual $3.5 million for services under the intercompany agreement.

    The intercompany agreement also provides that, during any period in which Liberty Mutual owns at least 20% of the voting power of the outstanding capital stock of LFC, LFC will provide Liberty Mutual with certain financial and other information. During any period in which Liberty Mutual owns at least 50% of the voting power of the outstanding capital stock of LFC or in which Liberty Mutual is required or elects to consolidate LFC's financial results in its own financial statements, LFC must obtain Liberty Mutual's prior written consent to any significant changes in accounting principles of LFC.

    In addition, the intercompany agreement provides that LFC will indemnify Liberty Mutual, its subsidiaries (other than LFC and its subsidiaries), and each of their respective officers, directors, employees, and agents against losses from third-party claims based on, arising out of or resulting from:

    - the activities of LFC or its subsidiaries (including without limitation liabilities under the Securities Act, the Exchange Act and other securities laws); and

    - any other acts or omissions arising out of performance of the intercompany agreement.

TAX SHARING AGREEMENT

    With respect to the period from January 1, 1990 through July 17, 1997, which we refer to as the deconsolidation date, LFC and its subsidiaries (except for Keyport Life and its subsidiaries, each of which filed a separate federal income tax return through 1993) were included in the consolidated federal income tax return filed by Liberty Mutual. Prior to 1994, Keyport and its subsidiaries were not eligible for inclusion in Liberty Mutual's consolidated federal income tax return. Keyport and its subsidiaries are annuity subsidiaries, which, if the Sun Life transaction is consummated, will be sold to Sun Life pursuant to the Sun Life purchase agreement.

    LFC and Liberty Mutual are parties to a written tax sharing agreement. The tax sharing agreement provides for the allocation between LFC and Liberty Mutual of the liability for federal income taxes and foreign, state, and local income, franchise, and excise taxes, and details the methodology and procedures for determining the payments or reimbursements to be made by or to LFC with respect to those taxes. The tax sharing agreement applies primarily to taxable years or periods beginning on or after January 1, 1990 and ending before or on the deconsolidation date.

    Liberty Mutual's ownership of the outstanding capital stock of LFC fell below 80% effective on the deconsolidation date. As a result, LFC and its subsidiaries are no longer included in the consolidated federal and certain other income tax returns filed by Liberty Mutual, and the tax sharing agreement generally will no longer be in effect, for periods beginning after the deconsolidation date, except for certain provisions that may affect carryovers and carrybacks of net operating losses or other tax attributes and subsequent examination adjustments by taxing authorities (as described below). Liberty Mutual's 1997 consolidated federal income tax return included LFC and its subsidiaries through the deconsolidation date. Subsequently, LFC and its subsidiaries (other than Keyport and Keyport's subsidiaries) file a consolidated federal income tax return. For the remainder of 1997 through July 17, 2002, Keyport and its subsidiaries will file separately from LFC, after which period Keyport and its current subsidiaries would be eligible to be included in LFC's consolidated federal income tax return.

    The tax sharing agreement generally provides that with respect to periods prior to the deconsolidation date, among other things, that LFC will pay to Liberty Mutual an amount for federal income tax purposes determined as if LFC filed a separate consolidated federal income tax return for LFC and its subsidiaries (i.e., as if LFC were the common parent of an affiliated group including its subsidiaries but not including Liberty Mutual and its other subsidiaries in each case excluding Keyport and its subsidiaries for periods prior to 1994), regardless of the amount of federal income tax shown on the actual consolidated federal income tax return filed by Liberty Mutual on behalf of its entire affiliated group (including LFC and its subsidiaries). The determination of the amounts paid by LFC pursuant to the tax sharing agreement generally takes into account carryovers and carrybacks of net operating losses and other attributes, again as if LFC and its subsidiaries (other than Keyport and its subsidiaries for periods prior to 1994) independently filed a consolidated federal income tax return for such periods.

    The tax sharing agreement also provides for procedures with respect to adjustments to tax payments or reimbursements resulting from audits or other proceedings with respect to taxable years for which LFC and/or its subsidiaries have been included with Liberty Mutual and its other subsidiaries in any consolidated federal income tax return or any combined, joint, consolidated, or similar foreign, state, or local income, franchise, or excise tax return. In addition, while the tax sharing agreement generally applies to taxable years in which LFC has been included in a consolidated federal income tax return filed by Liberty Mutual, it also contains provisions that may affect carryovers or carrybacks of net operating losses or other tax attributes from or to taxable years prior or subsequent to such consolidation.

    For 2000, there were no payments between Liberty Mutual and LFC pursuant to the tax sharing agreement.

    As the common parent of an affiliated group filing a consolidated federal income tax return and under the terms of the tax sharing agreement, Liberty Mutual has various rights. Among other things, for periods ending on or prior to the deconsolidation date, Liberty Mutual was the sole and exclusive agent for LFC in any and all matters relating to the U.S. income tax liability of LFC. Liberty Mutual had sole and exclusive responsibility for the preparation and filing of the U.S. consolidated federal income tax return for such affiliated group, and Liberty Mutual had the power, in its sole discretion, to contest or compromise any asserted tax adjustment or deficiency and to file, litigate, or compromise any claim for refund on behalf of LFC.

REGISTRATION RIGHTS AGREEMENT

    In connection with the acquisition of Colonial, LFC and Liberty Mutual entered into a registration rights agreement, which, among other things, provides that LFC will, upon Liberty Mutual's request, register under the Securities Act any of the shares of LFC common stock held by Liberty Mutual for sale in accordance with Liberty Mutual's intended method of disposition and will take those actions necessary to permit the sale of those shares in other jurisdictions. Liberty Mutual has the right to request up to three such registrations per year, subject to certain minimum share requirements. Liberty Mutual has agreed to pay the costs and expenses in connection with each such registration of its shares. LFC has the right (exercisable not more than once in any 12-month period) to require Liberty Mutual to delay any exercise by Liberty Mutual of these rights to require registration and other actions under the agreement for a period of up to 120 days if LFC determines, and the underwriters concur, that any other offerings by LFC then being conducted or about to be conducted would be adversely affected, or if LFC determines that it would be required to disclose publicly material business information which would cause a material disruption of a major corporate development then pending or in progress or that the registration would have other material adverse consequences.

    Liberty Mutual also has the right, which it may exercise at any time and from time to time in the future, to include the shares of LFC common stock held directly or indirectly by it in certain other registrations of common equity securities of LFC initiated by LFC on its own behalf. Liberty Mutual has agreed to pay its pro rata share of all costs and expenses in connection with each of these registrations.

    Each of LFC and Liberty Mutual will indemnify the other, and the officers, directors and controlling persons of the other, against certain liabilities arising in respect of any registration or other offering under the registration rights agreement.

CERTAIN OTHER TRANSACTIONS INVOLVING LIBERTY MUTUAL

    Prior to 1999, Keyport had a sales arrangement with Liberty Life which is licensed to sell variable annuity contracts in the State of New York. Liberty Life issued variable annuity contracts in New York with substantially the same policy terms and underlying investment options as Keyport's variable annuity products, the premiums for which are deposited in a separate account of Liberty Life. Keyport continues to provide administrative services to Liberty Life with respect to such annuities. All contractual obligations in respect of such annuities are those of Liberty Life rather than of Keyport.

Liberty Life charges the fees payable under the annuities, pays Keyport a fee designed to cover Keyport's expenses in administering these annuities, and retains the balance. During 2000, Liberty Life paid Keyport fees of approximately $0.3 million under these arrangements.

    Keyport has entered into certain structured settlement arrangements with Liberty Mutual and Liberty Life. Under qualified assignments, Keyport has assumed obligations of Liberty Mutual to make payments to claimants under its liability insurance policies. Also, Keyport has purchased from Liberty Life, annuities that are qualified funding assets in order that Liberty Life will pay claimants the Liberty Mutual obligations assumed by Keyport. As a result of these structured settlement arrangements, Keyport is contingently liable on the obligations it assumes in the event of Liberty Life's non-performance. As of December 31, 2000, Keyport's loss contingency was approximately $827.3 million. During 2000, Keyport received fees of approximately $0.3 million in connection with these structured settlements. Keyport is an annuity subsidiary, which will be transferred to Sun Life, in accordance with the provisions of the Sun Life purchase agreement, upon consummation of the Sun Life transaction.

    LFC provides certain investment management services to Liberty Mutual. Liberty Mutual paid LFC $1.1 million for these services in 2000. In addition, LFC provides investment advisory services to oil and gas investment subsidiaries of Liberty Mutual. These subsidiaries reimburse LFC for all direct out-of-pocket costs for these services. These cost reimbursements totaled $0.2 million in 2000.

    As of December 31, 2000, Liberty Mutual and Liberty Mutual Fire Insurance Company beneficially owned approximately 6.4% and 0.7%, respectively, of the Liberty All-Star Equity Fund, a closed-end fund listed on the NYSE. All of the shares of this fund were purchased in open market transactions. Liberty Asset Management Company, an asset management subsidiary, is the investment adviser to the fund.

    The existing and proposed agreements between LFC and Liberty Mutual may be modified in the future and additional transactions or agreements may be entered into between LFC and Liberty Mutual. Conflicts of interest could arise between LFC and Liberty Mutual with respect to any of the foregoing, or any future agreements or arrangements between them. Neither Liberty Mutual nor LFC has instituted, or has any current plans to institute, any formal plan or arrangement to address any possible conflicts of interest.

                            ------------------------

                            INDEPENDENT ACCOUNTANTS

                            ------------------------

    The consolidated financial statements of LFC for the year ended
December 31, 2000 have been audited and reported upon by Ernst & Young LLP, or Ernst &Young.

APPOINTMENT OF ERNST & YOUNG LLP

    The Board of Directors has appointed Ernst & Young to examine LFC's consolidated financial statements for the fiscal year ending December 31, 2000. Ernst & Young will serve as the independent auditors of LFC for 2001. Representatives of Ernst & Young are expected to be present at the meeting and will have an opportunity to make a statement if they wish and to respond to appropriate stockholder questions.

AUDIT FEES.

    The aggregate fees billed for professional services rendered for the audit of LFC's consolidated financial statements for the year ended December 31, 2000 and for the reviews of LFC's consolidated financial statements included in its Quarterly Reports on Form 10-Q for that year was $648,000.

OTHER FEES.

    The following other fees were paid to Ernst & Young:

financial information systems design and implementation
  fees....................................................  $         633,000

all other fees:
  audit related fees......................................  $         573,000
  other fees..............................................          1,044,000
                                                            -----------------
total.....................................................  $    1,617,000.00

                            ------------------------

                             ADDITIONAL INFORMATION

                            ------------------------

SUBMISSION OF STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING

    Stockholders who wish to submit proposals pursuant to Rule 14a-8 under the Exchange Act at the next annual meeting will be required to deliver the
proposals to LFC on or prior to         , 2002. For proposals that stockholders
intend to present at the meeting outside the processes of Rule 14a-8 under the Exchange Act, unless the stockholder notifies the LFC clerk of such intent by
        , 2002, any proxy that management solicits for the meeting will confer on the holder of the proxy discretionary authority to vote on any such proposal properly presented at the meeting. LFC's by-laws also contain certain provisions which impose additional requirements upon the submission by stockholders of nominees for election to the board of directors and other stockholder proposals. A copy of LFC's by-laws may be obtained without charge by a stockholder upon written request addressed to the clerk of LFC at the address set forth below.

    Please forward any such proposals or the required notices to the Clerk of LFC, c/o Liberty Financial Companies, Inc., 600 Atlantic Avenue, Suite 2400, Boston, Massachusetts 02210-2214.

    If the merger is consummated during the expected time period there will be no LFC annual meeting for 2002.

OTHER MATTERS

    LFC has no knowledge of any matters to be presented for action by the stockholders at the meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named in those proxies to act in accordance with their best judgment in the event that any additional matters should be presented.

DOCUMENTS INCORPORATED BY REFERENCE

    Copies of the following documents, filed by LFC with the Commission and hereby incorporated by reference into this proxy statement, will be made available at the meeting and also may be obtained without charge by any stockholder upon written request addressed to Director of Investor Relations, Liberty Financial Companies, Inc., 600 Atlantic Avenue, Suite 2400, Boston, Massachusetts 02210-2214.

    - LFC's reports filed with the Commission on Forms 10-K and 10-K/A for the year ended December 31, 2000;

    - LFC's reports filed with the Commission on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001; and

    - LFC's reports filed with the Commission on Form 8-K on May 4, 2001 and June 6, 2001.

    All documents subsequently filed by LFC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the meeting shall be deemed to be incorporated by reference in this proxy statement from the date of the filing of those reports. Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference in this proxy statement shall be deemed to be modified or superceded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or in any document which also is or is deemed to be incorporated by reference in this proxy statement modifies or supercedes that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of this proxy statement. Any document incorporated by reference in this proxy statement and not delivered to you with this proxy statement can be obtained upon written request addressed to Director of Investor Relations, Liberty Financial Companies, Inc., 600 Atlantic Avenue, Suite 2400, Boston, Massachusetts 02210-2214.

    Statements contained in this proxy statement as to the contents of any contract or any other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of the contract or document filed as an appendix to this proxy statement, and each statement is qualified in all respects by reference to such appendix. Copies of the proxy statement may be examined without charge at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of all or any portion of the proxy statement may be obtained from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549, or by calling the Commission at 1-800-SEC-0330, at prescribed rates. The Commission also maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants, such as LFC, that make electronic filings with the Commission.

                                          By order of the Board of Directors

                                          Kevin M. Carome
                                          CLERK

Dated:         , 2001

                                                                    APPENDIX A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

                            DATED AS OF MAY 2, 2001
                                     AMONG

                      SUN LIFE ASSURANCE COMPANY OF CANADA
                                  AS PURCHASER
                                      AND

                       LIBERTY FINANCIAL COMPANIES, INC.
                                      AND
                        LIBERTY FINANCIAL SERVICES, INC.
                                   AS SELLERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STOCK PURCHASE AGREEMENT..................................................    A-1-1

BACKGROUND................................................................    A-1-1

ARTICLE 1
PURCHASE AND SALE.........................................................    A-1-2
         1.1  Purchase and Sale...........................................    A-1-2
         1.2  Payments at Closing.........................................    A-1-2
         1.3  Closing.....................................................    A-1-2
         1.4  Deliveries at Closing by the Companies......................    A-1-2
         1.5  Deliveries at Closing by the Purchaser......................    A-1-2
         1.6  Section 338(h)(10) Election.................................    A-1-2

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...........................    A-1-3

         2.1  Organization and Qualification..............................    A-1-3
         2.2  Authority...................................................    A-1-4
         2.3  Compliance..................................................    A-1-4
         2.4  Certain Regulatory Filings..................................    A-1-5
         2.5  Broker's Fees...............................................    A-1-5
         2.6  Financing...................................................    A-1-5
         2.7  Litigation..................................................    A-1-5
         2.8  Taxes.......................................................    A-1-5

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANIES...........................    A-1-6

         3.1  Organization and Qualification..............................    A-1-6
         3.2  Subsidiaries................................................    A-1-6
         3.3  Authority...................................................    A-1-7
         3.4  Compliance..................................................    A-1-7
         3.5  SEC Filings; Financial Statements...........................    A-1-8
         3.6  Litigation..................................................    A-1-9
         3.7  Changes.....................................................    A-1-9
         3.8  Transactions with Affiliates................................    A-1-9
         3.9  Employee Benefits and Contracts.............................    A-1-9
        3.10  Liens.......................................................   A-1-12
        3.11  Taxes.......................................................   A-1-12
        3.12  Compliance with Laws; Permits...............................   A-1-14
        3.13  Intellectual Property.......................................   A-1-15
        3.14  No Undisclosed Material Liabilities.........................   A-1-15
        3.15  Opinion of Financial Advisor; Brokers.......................   A-1-15
        3.16  Insurance Matters...........................................   A-1-16
        3.17  Material Contracts..........................................   A-1-17
        3.18  Vote Required...............................................   A-1-19
        3.19  Companies' Knowledge........................................   A-1-19
        3.20  Takeover Statutes...........................................   A-1-19
        3.21  Certain Intercompany Transfers..............................   A-1-19
        3.22  Competition Act (Canada)....................................   A-1-19
        3.23  Assets Transferred..........................................   A-1-19

                                     A-1-i

ARTICLE 4
CONDUCT OF BUSINESS.......................................................   A-1-19

         4.1  Conduct Prior to Closing....................................   A-1-19
         4.2  Notification of Certain Matters.............................   A-1-22
         4.3  Access to Information.......................................   A-1-22

ARTICLE 5
ADDITIONAL AGREEMENTS.....................................................   A-1-22

         5.1  Preparation of Proxy Statement..............................   A-1-22
         5.2  Board Recommendation........................................   A-1-23
         5.3  Fees and Expenses...........................................   A-1-23
         5.4  Additional Agreements.......................................   A-1-23
         5.5  No Solicitation.............................................   A-1-24
         5.6  Governmental Filings........................................   A-1-25
         5.7  Insurance Law Approvals.....................................   A-1-26
         5.8  Indemnification.............................................   A-1-26
         5.9  Fair Price Structure........................................   A-1-26
        5.10  Continuing Employees........................................   A-1-26
        5.11  Taxes.......................................................   A-1-28
        5.12  Nominal Stockholders........................................   A-1-31
        5.13  Other Confidentiality Agreements............................   A-1-32
        5.14  Intercompany Matters........................................   A-1-32
        5.15  Transfer of Records.........................................   A-1-32
        5.16  Financing...................................................   A-1-32
        5.17  Privacy Policy and Privacy Mailing..........................   A-1-33
        5.18  LFD Intellectual Property...................................   A-1-33

ARTICLE 6
CONDITIONS................................................................   A-1-33

         6.1  Conditions to Obligation of Each Party to Effect the Sale...   A-1-33
              Additional Conditions to Obligation of the Companies to
         6.2  Effect the Sale.............................................   A-1-34
              Additional Conditions to Obligation of the Purchaser to
         6.3  Effect the Sale.............................................   A-1-34

ARTICLE 7
TERMINATION, AMENDMENT AND WAIVER.........................................   A-1-35

         7.1  Termination.................................................   A-1-35
         7.2  Effect of Termination.......................................   A-1-36
         7.3  Amendment...................................................   A-1-36
         7.4  Waiver......................................................   A-1-36
         7.5  Expenses; Termination Fee...................................   A-1-36

ARTICLE 8
GENERAL PROVISIONS........................................................   A-1-37

         8.1  Publicity...................................................   A-1-37
         8.2  Notices.....................................................   A-1-37
         8.3  Interpretation..............................................   A-1-38
         8.4  Representations and Warranties; etc.........................   A-1-38
         8.5  Miscellaneous...............................................   A-1-39
         8.6  Validity....................................................   A-1-39

                                     A-1-ii

                             INDEX OF DEFINED TERMS

Acquisition Proposal........................................   A-1-24
affiliates..................................................   A-1-36
Agreement...................................................    A-1-1
Allocation Schedule.........................................    A-1-3
Amendment Summary...........................................   A-1-27
Applicable Laws.............................................    A-1-4
Balance Sheet...............................................   A-1-12
Below Investment Grade Investments..........................   A-1-22
best knowledge of the Companies.............................   A-1-19
best knowledge of the Purchaser.............................    A-1-5
Business....................................................    A-1-1
Business Day................................................    A-1-2
Business Employees..........................................   A-1-26
Closing.....................................................    A-1-2
Closing Date................................................    A-1-2
Code........................................................    A-1-2
Companies...................................................    A-1-1
Companies' best knowledge...................................   A-1-19
Companies' Comments.........................................    A-1-3
Companies' Defined Contribution Plan........................   A-1-27
Companies' knowledge........................................   A-1-19
Company Benefit Plans.......................................   A-1-10
Company Confidentiality Agreement...........................   A-1-32
Company Material Adverse Effect.............................    A-1-6
Company Separate Accounts...................................   A-1-17
Company Stockholders' Meeting...............................   A-1-23
Confidentiality Agreement...................................   A-1-24
Contracts...................................................   A-1-17
Deferred Compensation Obligations...........................   A-1-10
Delivery Date...............................................    A-1-3
Disclosure Schedule.........................................    A-1-6
Encumbrances................................................    A-1-2
ERISA.......................................................   A-1-10
ERISA Affiliate.............................................   A-1-10
Exchange Act................................................    A-1-4
Extended Coverage Period....................................   A-1-28
Financial Advisor...........................................   A-1-15
Financing...................................................   A-1-32
Form A......................................................    A-1-5
Government Entity...........................................    A-1-4
Hart-Scott-Rodino Act.......................................    A-1-4
Indemnified Parties.........................................   A-1-26
Insurance Subsidiaries......................................   A-1-13
Intellectual Property.......................................   A-1-15
Interconnects...............................................   A-1-32
Investment Company Act......................................   A-1-17
IRS.........................................................   A-1-10
Issuers.....................................................   A-1-32
KFSC........................................................   A-1-14

                                    A-1-iii

knowledge of the Companies..................................   A-1-19
knowledge of the Purchaser..................................    A-1-5
LASC........................................................    A-1-1
LASC Distribution...........................................    A-1-3
LFC.........................................................    A-1-1
LFC's Stockholders..........................................   A-1-23
LFDI........................................................   A-1-33
LFS.........................................................    A-1-1
Liberty Life................................................    A-1-1
Liberty Life Agreement......................................    A-1-1
Liberty Life Guarantee......................................    A-1-1
License Agreement...........................................    A-1-1
LMIC........................................................    A-1-1
LMIC Indemnification Agreement..............................    A-1-1
Material Contracts..........................................   A-1-18
MBCL........................................................    A-1-4
NASD........................................................    A-1-4
Necessary Consents..........................................    A-1-7
New York DOI................................................    A-1-5
Outside Date................................................   A-1-35
Prior SEC Filings...........................................    A-1-8
Prior Service...............................................   A-1-27
Proxy Statement.............................................    A-1-5
Purchase Price..............................................    A-1-2
Purchased Securities........................................    A-1-2
Purchased Subsidiaries......................................    A-1-1
Purchaser...................................................    A-1-1
Purchaser Material Adverse Effect...........................   A-1-23
Purchaser's best knowledge..................................    A-1-5
Purchaser's Comments........................................    A-1-3
Purchaser's Defined Contribution Plan.......................   A-1-27
Purchaser's knowledge.......................................    A-1-5
Purchaser's Plans...........................................   A-1-26
Qualified Acquisition Proposal..............................   A-1-24
Restricted Investments......................................   A-1-22
Retention Plan..............................................   A-1-11
Rhode Island DBR............................................    A-1-5
Sale........................................................    A-1-1
SAP Statements..............................................   A-1-16
SEC.........................................................    A-1-5
Section 338 Forms...........................................    A-1-3
Section 338(h)(10) Election.................................    A-1-2
Securities Act..............................................    A-1-4
Series A Preferred..........................................   A-1-19
Shares......................................................   A-1-19
Subsequent Action...........................................   A-1-25
Subsequent Deal.............................................   A-1-36
subsidiaries................................................   A-1-36
Subsidiaries................................................    A-1-1
subsidiary..................................................   A-1-36
Subsidiary Benefit Plans....................................   A-1-26

                                     A-1-iv

Subsidiary Investing........................................   A-1-20
Tax.........................................................   A-1-12
Tax Returns.................................................   A-1-12
Terminating Company Breach..................................   A-1-35
Terminating Purchaser Breach................................   A-1-36
Termination Fee.............................................   A-1-37
Third Party.................................................   A-1-24
Transition Services Agreement...............................    A-1-1
U.S. GAAP...................................................   A-1-33

                                     A-1-v

                              DISCLOSURE SCHEDULES

SCHEDULE                DESCRIPTION
--------                -----------
Section 3.2             Subsidiaries
Section 3.4(a)          Compliance
Section 3.6             Litigation
Section 3.7             Changes
Section 3.8             Transactions with Affiliates
Section 3.9(a)          Collective Bargaining Agreements
Section 3.9(b)          Company Benefit Plans
Section 3.9(c)          Employee Benefit Matters
Section 3.9(d)(i)       Acceleration/Vesting of Benefits
Section 3.9(e)          Persons Subject to Excise Tax under Section 280G of the Code
Section 3.9(i)(ii)      Termination of Employee Benefit Plans
Section 3.10            Liens
Section 3.11(b)         Tax Disputes/Claims
Section 3.11(c)         Tax Waivers of Statutes of Limitations
Section 3.11(d)         Transferee/Successor Tax Liability
Section 3.11(i)         Income Adjustment Pursuant to IRC Section 807(f)
                        Tax Rulings, Closing Agreements Received, Executed or
Section 3.11(j)         Entered Into
Section 3.13            Intellectual Property
Section 3.16            Insurance Matters
Section 3.17            Materials Contracts
Section 3.21            Certain Intercompany Transfers
Section 4.1             Conduct Prior to Closing
Section 6.3(d)          Closing

                                     A-1-vi

                            STOCK PURCHASE AGREEMENT

    THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of May 2, 2001, is among SUN LIFE ASSURANCE COMPANY OF CANADA, a Canadian insurance corporation (the "Purchaser"), and LIBERTY FINANCIAL COMPANIES, INC., a Massachusetts corporation ("LFC"), and LIBERTY FINANCIAL SERVICES, INC., a Massachusetts corporation ("LFS" and, together with LFC, the "Companies").

                                   BACKGROUND

    A. LFC or LFS owns all of the issued and outstanding shares of capital stock of each of the entities set forth on Schedule A (collectively, the "Purchased Subsidiaries"). The Purchased Subsidiaries, together with their direct and indirect subsidiaries engaged in the annuity and retail distribution businesses and set forth in Schedule A (such subsidiaries, together with the Purchased Subsidiaries, the "Subsidiaries") operate the annuity and retail distribution segments of LFC's business (the "Business").

    B. The Companies wish to sell, and the Purchaser wishes to buy, all of the outstanding shares of capital stock of the Purchased Subsidiaries, on the terms and conditions set forth herein (the "Sale"). The Board of Directors of the Purchaser has duly approved the Sale. The Board of Directors and the sole stockholder of LFS have duly approved the Sale.

    C. Simultaneously with the execution of this Agreement, (i) the Purchaser and LFC are entering into a transition services and indemnification agreement (the "Transition Services Agreement") pursuant to which, among other things, LFC has agreed to indemnify the Purchaser from and against any losses suffered by the Purchaser arising from past or future operations of LFC's asset management segment and to provide the Purchaser with certain services for a transition period following the consummation of the Closing (as defined below), (ii) the Purchaser, Liberty Mutual Insurance Company ("LMIC") and LFC are entering into a license agreement with respect to the transitional use of the "Liberty" name and logo (the "License Agreement"), (iii) LMIC and the Purchaser are entering into an agreement with respect to the indemnification by LMIC of the Purchaser for certain tax-related liabilities (the "LMIC Indemnification Agreement") and
(iv) Liberty Life Assurance Company of Boston ("Liberty Life") and the Purchaser are entering into certain agreements relating to certain reinsurance and related matters (collectively, with the additional agreement referred to in the next following sentence, the "Liberty Life Agreement"). In addition, LMIC and the Purchaser have agreed to enter into a certain guarantee agreement pertaining to certain contingent liabilities not later than the Closing (the "Liberty Life Guarantee").

    D. Simultaneously with the execution of this Agreement, LMIC is entering into a voting and support agreement pursuant to which, among other things, LMIC has agreed to vote all shares of LFC common stock that it holds in favor of the Sale.

    E. Immediately before the Closing, all of the stock of Liberty Advisory Services Corp. ("LASC") will be distributed to LFC in a transaction that is intended for federal income tax purposes to qualify as a step in a plan of complete liquidation.

                                     A-1-1

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchaser and the Companies hereby agree as follows:

                                   ARTICLE 1
                               PURCHASE AND SALE

    1.1 PURCHASE AND SALE. Subject to the terms and conditions hereof, at the Closing (as defined below), the Companies shall sell, transfer, assign and deliver to the Purchaser, and the Purchaser shall purchase from the Companies all outstanding shares of capital stock of each Purchased Subsidiary (the "Purchased Securities"), free and clear of all mortgages, security interests, claims, pledges, liens, charges and encumbrances (the "Encumbrances"), other than restrictions under applicable securities and insurance laws and other than those created by the Purchaser. Notwithstanding the foregoing, the Purchaser acknowledges that the three shares of Keyport Life Insurance Company described on Section 3.2 of the Disclosure Schedule are held by the nominee holders described therein and shall be transferred at the Closing to the nominal holders designated by the Purchaser as contemplated by Section 5.12.

    1.2 PAYMENTS AT CLOSING. At the Closing, the Purchaser shall pay to the Companies an aggregate purchase price for the Purchased Securities equal to US$1,702,000,000 (the "Purchase Price") by wire transfer of immediately available funds to an account designated in writing by the Companies to the Purchaser not less than two Business Days prior to the Closing Date.

    1.3 CLOSING. Subject to and in accordance with this Agreement, the consummation of the Sale (the "Closing") will take place at Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts, on the third Business Day (as defined below) (the "Closing Date") after satisfaction or waiver of the conditions set forth in Article 6, other than those conditions that relate to actions to be taken at the Closing. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in Boston, Massachusetts or Toronto, Ontario are not open for business.

    1.4 DELIVERIES AT CLOSING BY THE COMPANIES. At the Closing, and upon satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.2, the Companies will deliver or cause to be delivered to the Purchaser the instruments, certificates and other documents required of it by Section 6.3.

    1.5 DELIVERIES AT CLOSING BY THE PURCHASER. At the Closing, and upon satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.3, the Purchaser will deliver or cause to be delivered to the Companies the Purchase Price and the instruments, certificates and other documents required of it by
Section 6.2.

    1.6  SECTION 338(H)(10) ELECTION.

    (a) The Purchaser will join with the Companies in making an election under
Section 338(h)(10) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder (and any corresponding elections under state, local or foreign law) with respect to the purchase of the capital stock of all of the Subsidiaries (collectively, the "Section 338(h)(10) Election"). All Section 338 Forms will be prepared by the Companies, subject to written approval by the Purchaser. The Companies shall submit any such Section 338 Forms to the Purchaser at least ten (10) days prior to its due date for review and approval. "Section 338 Forms" shall mean all returns, documents, statements and other forms that are required to be submitted to any federal, state, county or other local taxing authority in connection with a Section 338(h)(10) Election, including without limitation, any "statement of Section 338 election" and IRS Form 8023 (together with any schedules or attachments thereto) that are required pursuant to applicable Treasury Regulations.

                                     A-1-2

    (b) The allocation of the "adjusted deemed sale price" as defined in Treasury Regulation section 1.338-4(b) among the Subsidiaries shall be made in accordance with Sections 338 and 1060 of the Code and any comparable provisions of state, local or foreign law, as appropriate. The procedures for creating a schedule setting forth such allocation shall be as follows (the "Allocation Schedule"): (i) the Companies shall prepare and deliver the Allocation Schedule to the Purchaser no later than ninety (90) days after the date of the Closing (the "Delivery Date"); the Purchaser shall have thirty (30) days from the date the Companies deliver the Allocation Schedule to the Purchaser to review the Allocation Schedule and provide reasonable written comments on such Allocation Schedule (the "Purchaser's Comments"); if the Purchaser does not deliver to the Companies the Purchaser's Comments within thirty (30) days after the day that the Companies deliver the Allocation Schedule to the Purchaser, the Purchaser will be deemed to have accepted and agreed to the allocations made on the Allocation Schedule; (ii) if the Companies do not deliver the Allocation Schedule to the Purchaser prior to midnight Eastern Time on the Delivery Date, then the Purchaser shall prepare the Allocation Schedule and will deliver the Allocation Schedule to Companies within sixty (60) days after the Delivery Date; the Companies shall have thirty (30) days from the date the Purchaser delivers the Allocation Schedule to the Companies to review the Allocation Schedule and provide reasonable comments on such Allocation Schedule (the "Companies' Comments") to the Purchaser; if the Companies do not deliver to the Purchaser the Companies' Comments within thirty (30) days after the day the Purchaser delivers the Allocation Schedule to the Companies, the Companies will be deemed to have accepted and agreed to the allocations made on the Allocation Schedule by the Purchaser. In case of any disagreement with respect to allocation, the parties agree to work in good faith to resolve their differences with respect to the Allocation Schedule no later than 210 days after the date of the Closing. The Companies and Purchaser shall report, act and file in all respects and for all purposes consistent with the Allocation Schedule that they agree upon.

    (c) The Companies shall be responsible for and shall pay all Taxes (as defined below) of the Subsidiaries arising as a result of (i) any
Section 338(h)(10) Election filed by Purchaser and the Companies or (ii) the distribution from LASC to Keyport Life Insurance Company referred to in
Section 4.1(e) of this Agreement (the "LASC Distribution"); provided that the aggregate liabilities of the Companies under clause (i) shall not exceed the sum of (A) the federal income tax that is imposed on "Old T", as a result of the transaction that is deemed to occur under Treasury Regulation section 1.338(h)(10)-1(d)(3) as a result of the parties filing a
Section 338(h)(10) Election, plus (B) any state income tax due on any comparable or resulting election under state law, or the application of the
Section 338(h)(10) Election to the calculation of state taxable income. The Companies and the Purchaser agree that a joint election will be made under Treasury Regulation section 1.848-2(g)(8), relating to the capitalization of specified policy acquisition expenses with respect to a reinsurance transaction without regard to the general deduction limitations of Section 848(c)(1) of the Code.

                                   ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

    The Purchaser represents and warrants to the Companies that:

    2.1 ORGANIZATION AND QUALIFICATION. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority to carry on its business as now conducted or contemplated to be conducted and is, or will cause the actual purchaser to be, an entity that is eligible to make a
Section 338(h)(10) Election. The Purchaser is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder.

                                     A-1-3

    2.2 AUTHORITY. The Purchaser has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Purchaser and no other corporate proceedings on the part of the Purchaser (including without limitation shareholder actions) are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject with respect to enforceability to the effect of bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies.

    2.3  COMPLIANCE.

    (a) Neither the execution and delivery of this Agreement by the Purchaser, nor the consummation by the Purchaser of the transactions contemplated hereby nor compliance by the Purchaser with any of the provisions hereof will
(i)(x) violate, conflict with or result in a breach of any provision of the charter documents or by-laws of the Purchaser or (y) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the material properties or assets of the Purchaser or any other material direct or indirect subsidiary of the Purchaser under any note, bond, mortgage, indenture, deed of trust, license, lease, or other agreement, instrument or obligation to which the Purchaser is a party, or to which any of them, or any of their respective properties or assets, may be subject, or (ii) subject to the exceptions and compliance with the statutes and regulations referred to in the next paragraph, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser or any of its properties or assets; except, in the case of each of clauses (i)(y) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Encumbrances that would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder.

    (b) Other than in connection with or in compliance with the provisions of the Massachusetts Business Corporation Law ("MBCL"), the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other applicable securities laws, state banking laws, "takeover" or "blue sky" laws of various states, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the "Hart-Scott-Rodino Act"), the insurance laws and regulations of Rhode Island and New York and such other states that have regulatory jurisdiction over the insurance activities of the Insurance Subsidiaries (as defined below) or the Purchaser or its subsidiaries, and the rules and regulations of the New York Stock Exchange, Canadian securities commissions, The Toronto Stock Exchange, the London Stock Exchange, the Philippines Stock Exchange, the National Association of Securities Dealers, Inc. (the "NASD") and other applicable self-regulatory organizations, the Insurance Companies Act (Canada) and the rules and regulations of the Office of the Superintendent of Financial Institutions (Canada) and the Minister of Finance (Canada) (each of such laws, rules or regulations being referred to as the "Applicable Laws"), no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority (each a "Government Entity") or any governmental or non-governmental self-regulatory organization or agency is necessary for the consummation by the Purchaser of the transactions contemplated by this Agreement, unless the failure to give such notices, make such filings, or obtain such authorizations, consents or approvals would not, individually or in the aggregate,

                                     A-1-4
reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder.

    2.4  CERTAIN REGULATORY FILINGS.

    (a) The information supplied in writing by the Purchaser for inclusion in the proxy statement of LFC to be mailed to LFC's Stockholders in connection with their authorization of the Sale (the "Proxy Statement"), on the date the Proxy Statement is filed with the Securities and Exchange Commission (the "SEC"), on the date the Proxy Statement is first sent or given to security holders, and on the date of the meeting of LFC's Stockholders, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Purchaser agrees to provide in writing all information concerning the Purchaser and its affiliates required to be included in the Proxy Statement under the Exchange Act and the rules and regulations thereunder. The Purchaser agrees promptly to correct such information if and to the extent that such information shall have become false or misleading in any material respect.

    (b) The information with respect to the Purchaser included in the Form A (Statement Regarding the Acquisition of Control or Merger with a Domestic Insurer) ("Form A"), to be filed with the Division of Insurance of the Department of Business Regulation of the State of Rhode Island (the "Rhode Island DBR") with respect to Keyport Life Insurance Company and Independence Life and Annuity Company and in the separate Form A to be filed with the New York State Insurance Department (the "New York DOI") with respect to Keyport Benefit Life Insurance Company will be prepared in accordance with the applicable regulations of Rhode Island or New York, as the case may be, and will be true, correct and complete in all material respects.

    2.5 BROKER'S FEES. Except for Banc of America Securities LLC (the fees of which shall be paid by the Purchaser), no agent, broker, person or firm acting on behalf of the Purchaser is or will be entitled to any financial advisory, commission or broker's or finder's fee from any of the parties hereto in connection with any of the transactions contemplated herein.

    2.6 FINANCING. At the Closing the Purchaser will have immediately available funds sufficient to consummate the Sale and to fulfill its obligations hereunder. The Purchaser understands that there is no financing condition to the obligations of the Purchaser hereunder.

    2.7 LITIGATION. There is no suit, action or legal, administrative, arbitration or order, proceeding or governmental investigation pending or, to the knowledge of the Purchaser, threatened, to which the Purchaser is a party which, considered individually or in the aggregate, would reasonably be expected to materially impair the Purchaser's ability to perform its obligations under this Agreement. For purposes of this Section 2.7 and all certificates and other documents delivered in connection herewith, the terms "Purchaser's knowledge," "knowledge of the Purchaser," "Purchaser's best knowledge," "best knowledge of the Purchaser" and similar phrases shall mean the actual knowledge (after giving effect to things actually forgotten) of the President, Executive Vice President--U.S. Operations, Chief Financial Officer (U.S.) or Chief Counsel (U.S.) of the Purchaser.

    2.8 TAXES. The Purchaser (including any assignee of the Purchaser pursuant to Section 8.5(a)) is or will be at the Closing eligible to, and has or will have, the authority to consent to the Section 338(h)(10) Election and similar state elections with respect to this transaction. The Purchaser represents that it has no plan or intention to liquidate or dissolve or transfer the shares of the Subsidiaries to any entity that is not treated as a corporation for federal income tax purposes.

                                     A-1-5

                                   ARTICLE 3
                REPRESENTATIONS AND WARRANTIES OF THE COMPANIES

    The Companies, jointly and severally, represent and warrant to the Purchaser that except as set forth on a disclosure schedule previously delivered to the Purchaser (the "Disclosure Schedule") (it being understood that the disclosure of any fact or item in a section of the Disclosure Schedule shall be deemed to modify only the corresponding section of this Agreement and other sections of this Agreement to the extent it is explicit from a reading of the disclosure that the disclosure is applicable to such other sections):

    3.1 ORGANIZATION AND QUALIFICATION. Each of the Companies is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite corporate power and authority to carry on its business as it is now being conducted or contemplated to be conducted.

    3.2 SUBSIDIARIES. Section 3.2 of the Disclosure Schedule sets forth for each Subsidiary and for any entity in which any Subsidiary has any direct or indirect ownership (excluding ownership interests held in entities that are not subsidiaries in connection with Subsidiary Investing (as such term is defined below)) interest (a) its name and jurisdiction of organization and (b) the amount of capital stock or other equity interests authorized, issued and outstanding and the names of the record holders thereof. No securities of any of the Subsidiaries are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any Subsidiary. There are no contracts, commitments, understandings or arrangements by which any Subsidiary is bound to purchase shares of its capital stock (or its equivalent) or securities convertible into or exchangeable for such shares or similar interests and there are no agreements or understandings to which any of the Companies or any Subsidiaries is a party with respect to voting the capital stock (or its equivalent) of any Subsidiary. All of the outstanding capital stock of each Subsidiary has been and is duly authorized, validly issued, fully paid and non-assessable and, other than the Purchased Securities, are held beneficially and of record by a Subsidiary, free and clear of any Encumbrances of any kind, other than restrictions under applicable securities and insurance laws and other than those created by the Purchaser; provided, however, that the Purchaser acknowledges and agrees that (i) the shares of Keyport Life Insurance Company described on Section 3.2 of the Disclosure Schedule are held by the nominee holders described therein and (ii) the shares of the Subsidiaries marked with an asterisk on Schedule A are held by the nominee holders described on Section 3.2 of the Disclosure Schedule. The Purchased Securities are owned by LFC or LFS, beneficially and of record, free and clear of any Encumbrances of any kind other than restrictions under applicable securities and insurance laws and other than those created by the Purchaser. Each Subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the requisite power and authority to carry on its business as it is now being conducted. Each Subsidiary is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect (as defined below). Copies of the charter documents, by-laws and corporate record books of each Subsidiary have heretofore been made available to the Purchaser and are accurate and complete as of the date hereof.

    For purposes of this Agreement, "Company Material Adverse Effect" shall mean any change, effect or circumstance that (A) is or would reasonably be expected to be materially adverse to the assets, condition (financial or otherwise), business, operations or results of operations of the Subsidiaries taken as a whole or (B) would prevent the performance by the Companies of their respective obligations under this Agreement or would reasonably be expected to delay the performance

                                     A-1-6
by the Companies of their respective obligations under this Agreement beyond the Outside Date (as defined below), other than (1) changes, effects or circumstances that (x) result from changes in general economic or debt or equity market conditions or (y) are the result of factors generally affecting the annuity industry or are the result of any changes in any regulation or statute that has or would reasonably be expected to have an industry-wide effect, or
(2) changes in generally accepted accounting principles or changes in laws or regulations or the interpretation thereof by courts or any Government Entity; provided that in the case of either clause (1) or (2), such changes, effects or circumstances would not reasonably be expected to result in a materially more adverse effect on the assets, condition (financial or otherwise), business, operations or results of operations of the Subsidiaries taken as a whole, as compared to the effects generally on other annuity businesses. Notwithstanding the foregoing, (i) Company Material Adverse Effect shall not include any adverse change, effect or circumstance arising out of or resulting from actions contemplated by the parties in connection with this Agreement (including, without limitation, any adverse change, effect or circumstance arising as a result of compliance with Section 4.1 of this Agreement) or that is attributable to the announcement, pending status or performance of this Agreement (including, without limitation the fact that the subsidiaries of LFC other than the Subsidiaries are not being sold to the Purchaser) and (ii) any adverse change in LFC's stock price shall not be taken into account in determining whether there has been a Company Material Adverse Effect.

    3.3  AUTHORITY.

    (a) Each of the Companies has all requisite corporate power and authority to enter into this Agreement, subject to the approval of LFC's Stockholders referred to in Section 3.18 of this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

    (b) Each of the Companies' boards of directors and the sole stockholder of LFS have duly adopted resolutions (i) authorizing the execution and delivery of this Agreement by such Company and the consummation by such Company of the transactions contemplated hereby and (ii) approving the Sale. LFC's Board of Directors has, in addition, duly adopted resolutions (i) determining that the Sale is fair to, advisable and in the best interests of LFC's Stockholders,
(ii) recommending authorization of the Sale by LFC's Stockholders, and
(iii) making the findings required by Section 4.07 of the Indenture dated as of November 1, 1998, between LFC and State Street Bank and Trust Company, as trustee.

    (c) Except for the approval of LFC's Stockholders referred to in
Section 3.18 of this Agreement, no further corporate proceedings on the part of any of the Companies are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

    (d) This Agreement has been duly executed and delivered by each of the Companies and constitutes a legal, valid and binding obligation of each of the Companies, enforceable against each of the Companies in accordance with its terms, subject with respect to enforceability to the effect of bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies.

    3.4  COMPLIANCE.

    (a) Neither the execution and delivery of this Agreement by the Companies, nor the consummation by the Companies of the Sale, nor compliance by the Companies with any of the provisions hereof will (i)(x) violate, conflict with, or result in a breach of any provision of the charter or by-laws of any of the Companies or any of the Subsidiaries, or (y) provided that all notices, filings, authorizations, consents and approvals contemplated by Sections 3.4(b) and 5.7 or otherwise set forth in Section 3.4(a) of the Disclosure Schedule (collectively, the "Necessary Consents") have been obtained prior to the Closing, violate, conflict with, or result in a breach of any provision of, or

                                     A-1-7
constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance or payment required by, or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the properties or assets of any of the Companies or any of the Subsidiaries, under any note, bond, mortgage, indenture, deed of trust, license, lease, joint venture agreement or any other agreement, instrument or obligation to which any of the Companies or any of the Subsidiaries is a party or to which any of them or any of their respective properties or assets may be subject or
(ii) subject to the requirement to obtain the Necessary Consents, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to any of the Companies or the Subsidiaries or any of their respective properties or assets; except, in the case of each of clauses (i)(y) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Encumbrances that would not, individually or in the aggregate, reasonably be expected to result, individually or in the aggregate, in a Company Material Adverse Effect.

    (b) Other than in connection with or in compliance with the provisions of Applicable Laws, no notice, filing with, or authorization, consent or approval of, any Government Entity or any governmental or non-governmental self-regulatory organization or agency is necessary for the consummation by the Companies of the transactions contemplated by this Agreement, unless the failure to give such notices, make such filings, or obtain such authorizations, consents or approvals would not, individually or in the aggregate, materially impair the ability of the Companies to perform their respective obligations hereunder and would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. As of the date hereof, neither of the Companies is aware of any reason why such requisite governmental approvals could not be obtained.

    3.5  SEC FILINGS; FINANCIAL STATEMENTS.

    (a) Each of LFC and Keyport Life Insurance Company has filed with the SEC all required reports, schedules, forms, statements and other documents required to be filed under the Exchange Act from January 1, 1999 through the date hereof. All documents (including exhibits and financial statement schedules) filed by the LFC and Keyport Life Insurance Company with the SEC pursuant to the Securities Act or the Exchange Act from January 1, 1999 through the date hereof are referred to herein as the "Prior SEC Filings". The Prior SEC Filings
(i) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder, (ii) did not at the time they were filed contain, or have been amended to correct, any untrue statement of material fact, (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or have been amended to correct any such omission, and (iv) in the event of subsequent modifications of the circumstances or the basis on which they had been made, were, to the extent required by the Securities Act or Exchange Act, amended in order to make them not misleading in any material respects in the light of such new circumstances or basis.

    (b) Each of the most recent audited consolidated financial statements and most recent unaudited interim consolidated financial statements (including, in each case, any related notes or schedules) included in the Prior SEC Filings was prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as may be indicated therein or in the notes or schedules thereto, and fairly presented in all material respects the consolidated financial position of LFC and its subsidiaries or Keyport Life Insurance Company and its subsidiaries, as the case may be, as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and the absence of complete notes (to the extent permitted by SEC rules).

                                     A-1-8

    (c) The information supplied in writing by the Companies with respect to the Companies or the Subsidiaries for inclusion in the Form A to be filed with the Rhode Island DBR and the Form A to be filed with the New York DOI and any other insurance regulatory filings will be true, correct and complete in all material respects.

    (d) The Proxy Statement and any written information provided by or on behalf of the Companies which is included in the Proxy Statement, on the date the Proxy Statement is filed with the SEC, and on the date the Proxy Statement is first published, sent or given to security holders and on the date of the meeting of LFC's Stockholders will comply in all material respects with the provisions of applicable federal securities laws and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that no representation or warranty is made pursuant to this Section 3.5(d) with respect to any written information provided by or on behalf of the Purchaser for inclusion in the Proxy Statement. LFC agrees promptly to correct the Proxy Statement if and to the extent that it shall have become false or misleading in any material respect (provided that, with respect to any false or misleading information provided by or on behalf of the Purchaser for inclusion in the Proxy Statement, the Purchaser shall have provided the Companies with correct information) and the Companies shall take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and mailed to LFC's Stockholders to the extent required by the Exchange Act.

    3.6 LITIGATION. Except as disclosed in Section 3.6 of the Disclosure Schedule, as of the date of this Agreement there are no actions, suits, proceeding or investigations pending or, to the knowledge of the Companies, threatened against any of the Subsidiaries or their respective properties or assets, nor are any of the Subsidiaries subject to any order, judgment, writ, injunction or decree.

    3.7 CHANGES. Except as specifically set forth in or contemplated by this Agreement, in Section 3.7 of the Disclosure Schedule or as disclosed in the Prior SEC Filings, since December 31, 2000, (a) each of the Subsidiaries has conducted its business in all material respects only in the ordinary course of business and in a manner consistent with past practice, (b) there has not been any event, change or effect that, individually or in the aggregate, has resulted or would reasonably be expected to result in a Company Material Adverse Effect and (c) none of the Companies or the Subsidiaries has taken any of the actions specified in Section 4.1(b).

    3.8 TRANSACTIONS WITH AFFILIATES. Except as disclosed in Section 3.8 of the Disclosure Schedule or the Prior SEC Filings or as set forth in or contemplated by this Agreement, since January 1, 1999, none of the Subsidiaries has entered into any transaction (a) with any current director or officer of the Companies or of any Subsidiary or any transaction which would be subject to proxy statement disclosure under the Exchange Act pursuant to the requirements of Item 404 of Regulation S-K, or (b) with LMIC or its affiliates (other than the Subsidiaries) pursuant to which the consideration in such transaction exceeded or is reasonably likely to exceed US$500,000. Except for the transactions subject to the Liberty Life Agreement, there are no insurance, reinsurance or other indemnification arrangements existing between any Subsidiary and any affiliate of any Subsidiary other than another Subsidiary.

    3.9  EMPLOYEE BENEFITS AND CONTRACTS.

    (a) Except as set forth in Section 3.9(a) of the Disclosure Schedule, none of the Subsidiaries is a party to any collective bargaining agreement and there is no certified or recognized collective bargaining agent for any employees of any Subsidiary. As of the date hereof, no claim of representation (as such term is defined in the National Labor Relations Act) is being made, no representation proceeding is pending or, to the knowledge of the Companies, threatened, and no organizing campaign is in progress or, to the knowledge of the Companies, threatened, involving employees of any Subsidiary.

                                     A-1-9

    (b) Section 3.9(b) of the Disclosure Schedule lists all "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all material bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all material employment, termination, severance or other contracts or agreements to which any of the Companies or any Subsidiary is a party, with respect to which any of the Companies or any Subsidiary has any obligation or contingent obligation or which are maintained, contributed to or sponsored by any of the Companies or any Subsidiary for the benefit of any employee, officer or director or former employee, officer or director of any Subsidiary or in which any current or former employee of any Subsidiary is eligible to participate (collectively, the "Company Benefit Plans"). Each of the Company Benefit Plans complies and has been administered in form and operation in all material respects with all its terms and requirements of ERISA, the Code, the regulations and other published authority thereunder and all other applicable law, except to the extent the failure to so comply would reasonably be expected to result in a Company Material Adverse Effect. No transaction prohibited by Sections 406 or 407 of ERISA and no "prohibited transaction" (as such term is defined in Section 4975(c) of the Code) has occurred with respect to any Company Benefit Plan that, individually or in the aggregate, would reasonably be expected to result in a Company Material Adverse Effect. The Companies and each Subsidiary have performed all of their obligations under the Company Benefit Plans, including but not limited to, the full payment of all amounts required to be made as contributions to such plans or otherwise, except for failures to so perform that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (c) Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the "IRS") confirming such qualification and which covers all amendments to such plan for which the remedial amendment period (within the meaning of Section 401(b) of the Code and applicable regulations) has expired and nothing has occurred that would cause the loss of such qualification. Except as set forth in Section 3.9(c) of the Disclosure Schedule, none of the Companies or any Subsidiary or any of their ERISA Affiliates (as defined below) participate in or has any obligation to contribute to a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA. Except as set forth in Section 3.9(c) of the Disclosure Schedule, there are no material unfunded obligations under any Company Benefit Plan providing benefits after termination of employment to any employee, officer or director or former employee, officer or director of any of the Subsidiaries, including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code (collectively, the "Deferred Compensation Obligations"). The Deferred Compensation Obligations have been accrued on the books of the appropriate Subsidiaries in accordance with generally accepted accounting principles. For purposes of this Agreement, the term "ERISA Affiliate" means, with respect to either of the Companies or any Subsidiary, any corporation, trade or business that, together with the Companies or any Subsidiary, as applicable, is a member of a controlled group of corporations or a group of trades or businesses under common control within the meaning of Section 414 of the Code.

    (d) Except as provided in Section 5.10, neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will:

        (i) except as set forth in Section 3.9(d)(i) of the Disclosure Schedule, accelerate the time of payment or vesting, or increase the amount, of compensation or benefits due under any Company Benefit Plan;

        (ii) constitute or result in a prohibited transaction with respect to any Company Benefit Plan under Section 4975 of the Code or Section 406 or 407 of ERISA for which an exemption is not available; or

                                     A-1-10

        (iii) except as provided in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan and the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (together, the "Retention Plan"), constitute a deemed severance or deemed termination under any Company Benefit Plan or under any applicable law.

    (e) Except for the payments required to be made under, and the acceleration of vesting of stock options and restricted common stock provided in, the Retention Plan with respect to those persons listed on Section 3.9(e) of the Disclosure Schedule, none of the Companies or any Subsidiary is obligated to make any "excess parachute payment", as defined in Section 280G(b)(1) of the Code, nor will any excess parachute payment be deemed to have occurred as a result of or arising out of any of the transactions contemplated by this Agreement.

    (f) There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against the Company Benefit Plans or their assets, or arising out of such plans, and, to the Companies' knowledge, no facts exist which could give rise to any such actions, suits or claims, that would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (g) Each Company Benefit Plan which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been duly authorized by the appropriate board of directors of the Companies or the participating Subsidiary, as the case may be. Each such plan is qualified in form and operation under
Section 401(a) of the Code and each trust under each such plan is exempt from tax under Section 501(a) of the Code and, to the Companies' knowledge, is not subject to any excise tax under the Code, except to the extent any failure to be so qualified or so exempt would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. To the Companies' knowledge, no event has occurred that will or could give rise to disqualification or loss of tax-exempt status of any such plan or any trust established in connection with any Company Benefit Plan under such sections. To the Companies' knowledge, no event has occurred that will or could subject any such plans or trusts to tax under Section 501(a) of the Code.

    (h) With respect to each Company Benefit Plan maintained for employees of the Subsidiaries or any of their ERISA Affiliates, there has occurred no failure to meet the minimum funding standard of Section 412 of the Code (whether or not waived in accordance with Section 412(d) of the Code) or failure to make by its due date a required installment under Section 412(m) of the Code, except for such failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (i) With respect to each Company Benefit Plan in which any Subsidiary or any ERISA Affiliate participates and which is subject to Title IV of ERISA, except for matters which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect:

     (i) neither any Subsidiary nor any ERISA Affiliate has withdrawn from such plan during a plan year in which it was a "substantial employer" (as such term is defined in Section 4001(a)(2) of ERISA) where such withdrawal could result in liability of such substantial employer pursuant to Section 4062(e) or 4063 of ERISA;

     (ii) except as set forth on Section 3.9(i)(ii) of the Disclosure Schedule, neither any Subsidiary nor any ERISA Affiliate has filed a notice of intent to terminate any such plan or adopted to treat any such plan as terminated;

    (iii) the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate such plan;

                                     A-1-11

     (iv) no other event or condition has occurred which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such plan;

     (v) no accumulated funding deficiency, whether or not waived, exists with respect to any such plan, and no condition has occurred or exists which by the passage of time would be expected to result in an accumulated funding deficiency as of the last day of the current plan year of any such plan;

     (vi) no reportable event, as described in Section 4043 of ERISA, has occurred with respect to any such plan;

    (vii) no excise taxes are payable under the Code; and

   (viii) no amendment with respect to which security is required under
          Section 307 of ERISA has been made or is reasonably expected to be made.

    (j) There has been no act or omission by the Companies, any Subsidiary or any ERISA Affiliate that has given rise to or may give rise to fines, penalties, taxes or related charges under ERISA Sections 502(c), 502(i), 502(l) or 4071, or Chapters 43, 47, 68 or 100 of the Code, except to the extent that they would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (k) A true and correct copy of each of the Company Benefit Plans and all contracts relating thereto, including, without limitation, all trust agreements, insurance contracts, administration contracts, investment management agreements, subscription and participation agreements, and recordkeeping agreements, each as in effect on the date hereof, has been made available to the Purchaser. In the case of a Company Benefit Plan which is not in written form, an accurate description in written form of such Company Benefit Plan as in effect on the date hereof has been made available to the Purchaser. A true and correct copy of the most recent annual report, actuarial report, accountant's opinion of the plan's financial statements, summary plan description and Internal Revenue Service determination letter with respect to each Company Benefit Plan has been made available to the Purchaser.

    3.10 LIENS. The assets (whether personal or mixed and whether tangible or intangible) of the Subsidiaries reflected in the balance sheet of LFC for the fiscal year ended December 31, 2000 included in the LFC's Annual Report on Form 10-K (the "Balance Sheet") or acquired in the ordinary course of business since December 31, 2000 (except those assets sold or disposed of in the ordinary course of business), are free and clear of all Encumbrances, other than (A) as reflected in the Balance Sheet (including the notes thereto) or as set forth in
Section 3.10 of the Disclosure Schedule and (B) Encumbrances on assets that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    3.11  TAXES.

    (a) Except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, the Companies and each Subsidiary have timely filed all material tax returns, statements, reports and forms required to be filed with any tax authority having jurisdiction over the Companies or any Subsidiary (collectively, "Tax Returns") and have paid when due all Taxes owed by the Companies and any Subsidiary (whether or not shown on any such Tax Returns) to any such tax authority. There are no liens on any of the assets of the Companies or any Subsidiary that arose in connection with any failure (or alleged failure) to pay any Tax except for liens that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The term "Tax" shall mean
(i) any federal, state, local or foreign or other taxes, fees, duties, assessments, withholdings, royalties or governmental charges of any kind whatsoever (including interest, penalties, additions to tax or additional amounts with respect to such items); (ii) any liability for

                                     A-1-12
payment of amounts described in clause (i) as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, or otherwise through operation of law; and (iii) any liability for payment of amounts described in clause (i) or (ii) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other person for Taxes.

    (b) Except as provided in Section 3.11(b) of the Disclosure Schedule, no dispute or claim concerning any Tax liability of the Companies or any Subsidiary has been claimed or raised by any authority in writing nor to the Companies' knowledge, otherwise, except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (c) Except as provided in Section 3.11(c) of the Disclosure Schedule, as of the date hereof, none of the Companies or any Subsidiary has waived any statute of limitations in respect of material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency.

    (d) Except as set forth in Section 3.11(d) of the Disclosure Schedule, no Subsidiary has any liability for the Taxes of any person (other than the Companies and the Subsidiaries) under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise, except for liabilities that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (e) (i) The Companies have made available to the Purchaser a copy of any Tax-sharing, allocation or indemnity agreement or arrangement involving the Companies or any of the Subsidiaries and a description of any such unwritten or informal agreement or arrangement; (ii) all Taxes required to be withheld, collected or deposited by the Companies or any Subsidiary have been timely withheld, collected or deposited and, to the extent required, have been paid to the relevant Tax authority; and (iii) the Companies and each Subsidiary are in compliance with respect to all backup withholding and information reporting requirements in the Code and the regulations thereunder, including, but not limited to all necessary due diligence mailings and the proper and timely filing of Forms W-3, except in the case of clauses (ii) and (iii) for such instances of non-compliance that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (f) The amounts accrued on the books and financial statements of each Subsidiary for Taxes, whether or not due and payable, imposed on or with respect to the operations or assets of such Subsidiary for all periods (or portions thereof) ending on or before the date hereof are sufficient for payment of all Taxes payable for such periods, except to the extent any failure would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each Subsidiary shall continue to determine and reserve for Taxes for purposes of the accrual of such amounts on the books and financial statements of such Subsidiary in a manner that is consistent with the procedure in effect at the time the provision for Taxes by such Subsidiary for purposes of the most recent financial statements was determined, and no amount will be paid, accrued or reserved for Taxes by such Subsidiary as a result of the transaction contemplated hereby or the Section 338(h)(10) Election.

    (g) As of the date hereof, there are no record retention agreements in effect between any Subsidiary and any tax authority.

    (h) All tax reserves for life insurance and annuity contracts have been properly calculated and reflected on the Tax Returns filed by the Insurance Subsidiaries (as defined below), except to the extent any failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (i) Except as set forth in Section 3.11(i) of the Disclosure Schedule,
(i) no Insurance Subsidiary is required to include any adjustment pursuant to
Section 807(f) of the Code for any period ending after

                                     A-1-13
the Closing Date nor has any taxing authority proposed such adjustment, (ii) as of the date hereof, no Subsidiary is required, or has agreed, to make any adjustment under Section 481 of the Code (or any similar provision of state, local or foreign law) as a result of any change of accounting method, and no application is pending with any governmental authority requesting permission for any change in accounting methods relating to or affecting the Companies or any Subsidiary, (iii) none of the assets of the Subsidiaries is "tax exempt use property" within the meaning of Section 168(h) of the Code, (iv) none of the Companies or any Subsidiary has filed a consent under Section 341(f) of the Code (or corresponding provision of state, local or foreign law) concerning collapsible corporations, and (v) the Section 338(h)(10) Election will not trigger deferred intercompany gains in any of the Subsidiaries.

    (j) Except as set forth in Section 3.11(j) of the Disclosure Schedule, no Subsidiary has (i) received any tax ruling relating to or affecting it from any governmental authority, or (ii) executed or entered into a closing agreement relating to or affecting any of the Subsidiaries pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of any state, local or foreign law.

    (k) The Companies are eligible to and have the authority to consent to the
Section 338(h)(10) Election and similar state elections with respect to this transaction.

    3.12 COMPLIANCE WITH LAWS; PERMITS. None of the Subsidiaries (a) is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances or regulations (including any rules or regulations of any governmental or non-governmental self-regulatory organization or agency),
(b) since January 1, 1999, has received any notice from any governmental or non-governmental self-regulatory organization or agency or any Government Entity or any other person that such Subsidiary is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances or regulations or
(c) has any officers, directors or employees who, since January 1, 1999, have been the subject of any disciplinary proceedings or enforcement order arising under any applicable provisions of any laws, statutes, ordinances or regulations (including any rules or regulations of any non-governmental self-regulatory organization or agency) that would be required to be, but has not been, disclosed on Form ADV or BD, and no such disciplinary proceeding or proceedings for the issuance of any enforcement order is pending or threatened, except in the case of each of clauses (a), (b) and (c) for violations or alleged violations that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each of the Subsidiaries has all federal, state and local approvals, registrations, consents, certificates, filings, notices, rights, permits, licenses and franchises from Governmental Entities necessary for the lawful ownership and use of its properties and assets or required to conduct its business as now being conducted, except for such approvals, registrations, consents, certificates, filings, notices, rights, permits, licenses and franchises the absence of that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each Subsidiary whose activities require registration as an insurance company or an insurance agency is duly licensed or authorized as an insurance company or insurance agency, as the case may be,
(i) in its jurisdiction of incorporation and (ii) except for failures to be so licensed or authorized that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, in each other jurisdiction where the nature of its business (including the type of business written, sold, produced or managed) requires it to be so licensed or authorized. The Insurance Subsidiaries are, collectively, licensed or authorized to write or conduct business in each of the 50 United States in which they issue policies, and the business actually written or conducted by each Insurance Subsidiary is in conformity with such licenses or authorizations, except for failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Keyport Financial Services Corp. ("KFSC") is duly registered or licensed as a broker-dealer under the Exchange Act and all other applicable securities and "blue sky" laws and is a member in good standing of the NASD, except for failures to be so registered, licensed or authorized or be in good standing that would not, individually or in the aggregate, reasonably be

                                     A-1-14
expected to result in a Company Material Adverse Effect. KFSC is registered or licensed to conduct business as a broker-dealer in each of the 50 United States in which it offers its services and the business actually conducted by it is in conformity with such licenses or authorizations, except for failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each Subsidiary has made all filings required to be made by it under applicable regulatory requirements since December 31, 1999, and all such filings have complied with the applicable regulatory requirements, except for such failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. To the Companies' knowledge, no Subsidiary or any associated person is subject to a statutory disqualification that could be the basis for a suspension, revocation or limitation of the license of, or ability to obtain a license for such Subsidiary, except for such failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. To the Companies' knowledge, subject to the requirement to make filings with and provide notice of the Sale to Governmental Entities, including state insurance commissions, and to the receipt of the Necessary Consents, the consummation of the transactions contemplated by this Agreement will not terminate any of the material licenses held by any Subsidiary. Subject to receipt of the Necessary Consents, the consummation of the transactions contemplated by this Agreement will not result in any revocation, cancellation, limitation or suspension of any such approval, permit, registration, consent, certificate, filing, notice, right, license and franchise, except for such revocations, cancellations, limitations and suspensions that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Financial Centre Insurance Agency, Inc. does not hold or possess, and has not received or applied for, any approval, permit, registration, consent, certificate, filing, notice, right, license or franchise currently used in or related to the Business.

    3.13 INTELLECTUAL PROPERTY. Except as set forth in Section 3.13 of the Disclosure Schedule, each Subsidiary owns or has all necessary rights to use each trademark (whether or not registered), trademark application, trade name, service mark, copyright and other trade secret or proprietary intellectual property (collectively, "Intellectual Property") used in and material to the business of such Subsidiary, and none of the previous or current development, marketing or distribution of products or services of or by any Subsidiary infringes the right of any other person, except for the failure to own or have such necessary rights to use such Intellectual Property, or any such infringements, that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Except as set forth in
Section 3.13 of the Disclosure Schedule or as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (a) no claim by any third party contesting the validity, enforceability, use or ownership of any of the Intellectual Property has been made, is currently outstanding or, to the Companies' knowledge, has been threatened against the Companies or any Subsidiaries, and, to the Companies' knowledge, there are no grounds for the same, (b) none of the Companies or any of the Subsidiaries has received any notices of any infringement or misappropriation by any of them with respect to, or conflict with, any third party with respect to the Intellectual Property, and (c) none of the Companies or any of the Subsidiaries has infringed, misappropriated or otherwise conflicted with any intellectual property rights of any third parties.

    3.14 NO UNDISCLOSED MATERIAL LIABILITIES. There are no liabilities of any of the Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, except as disclosed in the Prior SEC Filings or liabilities and obligations incurred under this Agreement.

    3.15  OPINION OF FINANCIAL ADVISOR; BROKERS.

    (a) The Board of Directors of LFC has received the opinion of Credit Suisse First Boston Corporation (the "Financial Advisor"), dated the date of this Agreement, to the effect that, as of such

                                     A-1-15
date, the consideration to be received by the Companies pursuant to this Agreement is fair, from a financial point of view, to LFC. LFC has been authorized by the Financial Advisor, subject to prior review by the Financial Advisor, to permit the inclusion of such written fairness opinion in the Proxy Statement.

    (b) Except for the Financial Advisor (the fees of which will be paid by LFC), no agent, broker, person or firm acting on behalf of the Companies is or will be entitled to any advisory commission or broker's or finder's fee from any of the parties hereto in connection with any of the transactions contemplated herein.

    3.16  INSURANCE MATTERS.

    (a) Each of the Subsidiaries set forth in Section 3.16(a) of the Disclosure Schedule (the "Insurance Subsidiaries") has filed all required annual and quarterly statements with the applicable regulatory authorities for the years ended December 31, 1998, 1999 and 2000 (the "SAP Statements"), the failure to file that would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, and all such SAP Statements were prepared in accordance with practices prescribed by the state of domicile of such Subsidiary, except to the extent the failure to be so prepared would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (b) The business and operations of the Insurance Subsidiaries have been conducted in compliance with all applicable laws regulating the business of insurance and all applicable orders and directives of insurance regulatory authorities and the business and operations of Independent Financial Marketing Group, Inc. have been conducted in compliance with all applicable laws, regulations and orders, including those applicable to the sale of bank non-deposit investment products, except in either case where the failure to so conduct such business and operations would not, individually or in the aggregate, reasonably be expected, to result in a Company Material Adverse Effect. In addition, to the knowledge of the Companies, none of the Insurance Subsidiaries (i) is in violation of or since January 1, 1999 has violated, any applicable laws regulating the business of insurance or (ii) has received any notice from any Government Entity or any other person that any Insurance Subsidiary is in violation of, or has violated, any applicable provisions of any applicable laws regulating the business of insurance, except for violations or alleged violations described in clauses (i) and/or (ii) above that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (c) Except as otherwise would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, all insurance products marketed, serviced, administered, sold or issued by or on behalf of an Insurance Subsidiary have been marketed, serviced, administered, sold and issued in compliance with applicable consumer protection laws. Except as otherwise would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, all policies, binders, slips, certificates, annuity contracts and participation agreements and other agreements of insurance, and all amendments, applications, brochures, illustrations and certificates pertaining thereto, and any and all marketing materials, in effect as of the date hereof that are issued or have been issued by the Insurance Subsidiaries are, to the extent required under applicable law, on forms approved by applicable regulatory authorities or which have been filed and not objected to by such authorities within the period provided for objection. Such forms comply with applicable insurance laws, except as otherwise would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. All premium rates of the Insurance Subsidiaries that are required to be filed with or approved by any Government Entity have been so filed or approved and the premiums charged conform thereto, and such premiums comply with all applicable anti-discrimination laws, federal or state, and all applicable insurance laws, except for any failure to be

                                     A-1-16
so filed or approved or to so comply would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (d) The reserves reflected in the SAP Statements of each Insurance Subsidiary for the year ended December 31, 2000, for future insurance policy benefits, losses, claims and similar purposes are in compliance with the requirements for reserves established by the insurance departments of the state of domicile of such Insurance Subsidiary and were determined in accordance with generally accepted actuarial standards and principles consistently applied, except to the extent the failure to so comply or be determined would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (e) All annuity contracts and life insurance policies issued by each Insurance Subsidiary to an annuity holder domiciled in the United States meet all definitional or other requirements for qualification under the Code section applicable (or intended to be applicable) to such annuity contracts or life insurance policies, except to the extent the failure to meet such requirements would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (f) Each separate account maintained by an Insurance Subsidiary (collectively, the "Company Separate Accounts") is duly and validly established and maintained under the laws of its state of formation, is operated in compliance with all applicable laws and is either excluded from the definition of an investment company pursuant to Section 3(c)(11) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is duly registered as an investment company under the Investment Company Act, except to the extent the failure to be so established and maintained, to so operate, or to be so excluded or registered would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The insurance contracts under which the Company Separate Accounts assets are held are duly and validly issued and are binding obligations of the applicable Insurance Subsidiary and were sold in compliance with all applicable laws, except to the extent the failure to be so issued or binding or so sold would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The applicable Insurance Subsidiary is treated for federal Tax purposes as the owner of the assets underlying the respective life insurance policies and annuity contracts issued, entered into or sold by it, except to the extent the failure would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    3.17 MATERIAL CONTRACTS. Section 3.17 of the Disclosure Schedule sets forth a complete and correct list as of the date hereof of all of the following contracts, agreements (written or oral), indentures, leases, mortgages, licenses and instruments (collectively, "Contracts") to which any Subsidiary is a party or under which any Subsidiary may be liable (other than (i) any contracts which are insurance products marketed, serviced, administered, sold or issued in the ordinary course of business consistent with past practices by any Subsidiary,
(ii) any contracts entered into in the ordinary course of business consistent with past practices by Independent Financial Marketing Group, Inc. with respect to its retail distribution business, (iii) any contracts entered into in the ordinary course of business consistent with past practices in connection with the management of investments and (iv) any other contracts entered into in the ordinary course of business consistent with past practices in connection with the distribution of products):

    (a) any Contract with any director or officer of any Subsidiary other than
(a) noncompetition and confidentiality agreements with such persons,
(b) Contracts terminable by the Companies upon no more than 60 days' notice without penalty or payment of any kind (other than amounts accrued through the effective date of termination) and (c) the Company Benefit Plans and any contracts entered into in connection therewith;

                                     A-1-17

    (b) any Contract that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC under the Exchange Act) of any Subsidiary to be performed in whole or in part after the date of this Agreement;

    (c) any Contract that, after the Closing, will restrict the conduct of any line of business by the Subsidiaries or upon consummation of the Sale will restrict the ability of the Subsidiaries to engage in any line of business in which they may lawfully engage (it being understood that the exceptions set forth in clauses (i), (ii), (iii) and (iv) of the introductory paragraph of this
Section 3.17 shall not apply to this Section 3.17(c));

    (d) any Contract with a labor union (including any collective bargaining agreement);

    (e) except for the Retention Plan and the vesting of benefits under qualified and non-qualified retirement and savings plans listed on Section 3.17 of the Disclosure Schedule, any Contract pursuant to which any of the benefits of which will or could be increased, or the vesting of the benefits of which will or could be accelerated, by the consummation of the Sale, or the value of any of the benefits of which will or could be calculated on the basis of the Sale;

    (f) any Contract (other than the Company Benefit Plans) not otherwise disclosed pursuant to this Section 3.17 calling for payments aggregating more than US$500,000, whether payable by or to any Subsidiary;

    (g) any partnership, joint venture or other similar contract;

    (h) any Contract (other than the Company Benefit Plans) not otherwise disclosed pursuant to this Section 3.17 calling for payments aggregating US$500,000 or more with or for the benefit of any affiliate of any of the Companies (other than the Subsidiaries) other than as disclosed in Section 3.8 of the Disclosure Schedule;

    (i) any tax sharing or similar Contract;

    (j) any reinsurance, coinsurance or similar Contract;

    (k) any funding agreement, indenture, credit agreement, loan agreement, note, mortgage, guarantee security agreement or other Contract for financing or funding pursuant to which any Subsidiary is the obligor; and

    (l) any Contract pursuant to which any of the Companies acquired any Subsidiary, any Subsidiary acquired another Subsidiary or any Subsidiary acquired or agreed to acquire any of the capital stock or other equity interest of another entity, or all or materially all of the assets of another entity, except for Contracts of such nature under which neither any Company nor any Subsidiary has any obligations that are to be performed after the date of this Agreement.

    All of the foregoing are collectively referred to in this Agreement as the "Material Contracts". To the extent that a Material Contract is evidenced by documents, copies thereof (including any amendments or waivers with respect thereto) have been made available to the Purchaser. To the extent that a Material Contract is not evidenced by documents, the Companies have made available to the Purchaser a written description of all of the material terms and conditions of such Material Contract. Each Material Contract is in full force and effect and is enforceable against the applicable Subsidiary in accordance with its terms, except where the failure to be in full force and effect or to be enforceable would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. There does not exist under any Material Contract any default or condition or event that, after notice or lapse of time or both, would constitute a default on the part of any Subsidiary or, to the knowledge of the Companies, on the part of any other parties to such Material Contracts, except for such defaults, conditions or events that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Except as set forth in
Section 3.4(a) of the

                                     A-1-18

Disclosure Schedule, the execution, delivery and performance by the Companies of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in the breach or termination of, any provision of, or constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or loss of any benefit to which any Subsidiary is entitled under any provision of a Material Contract.

    3.18 VOTE REQUIRED. The affirmative vote of the holders of a majority of votes of the capital stock of LFC (the "Shares") voting as a single class with the Company's Series A Redeemable Preferred Stock (the "Series A Preferred") voting on an as-converted basis, is the only vote of the holders of any class or series of capital stock of the Companies necessary to approve the Sale under the MBCL and the Companies' charters, by-laws and other organizational documents.

    3.19 COMPANIES' KNOWLEDGE. For purposes of this Agreement and all certificates and other documents delivered in connection herewith, the term "Companies' knowledge", "knowledge of the Companies", "Companies' best knowledge", "best knowledge of the Companies" or similar phrases shall mean the actual knowledge (after giving effect to things actually forgotten) of the Chief Executive Officer, Chief Financial Officer and General Counsel of each of the Companies, Keyport Life Insurance Company and Independent Financial Marketing Group, Inc.

    3.20 TAKEOVER STATUTES. Except as have been waived by the board of directors of LFC, no "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation is applicable to the transactions contemplated by this Agreement.

    3.21 CERTAIN INTERCOMPANY TRANSFERS. All transactions reflected as "Reclassifications from Corporate" on the pro forma balance sheet attached as
Section 3.21 of the Disclosure Schedule have been completed or, prior to the Closing, will be completed by the Companies. The pro forma financial information attached as Section 3.21 of the Disclosure Schedule under the caption "Annuity (Adjusted)" fairly presents in all material respects the consolidated financial position of the Business as of the date thereof.

    3.22 COMPETITION ACT (CANADA). For purposes of the Competition Act (Canada), LFC, together with its subsidiaries, did not have assets in Canada at December 31, 2000, or revenue from sales in or from Canada for the twelve-month period ended December 31, 2000, in excess of Can.$35,000,000.

    3.23 ASSETS TRANSFERRED. Except for matters addressed in the Transition Services Agreement, the Subsidiaries include the entire life insurance, annuity and intermediary retail distribution business conducted by the Companies and their respective subsidiaries, including all of their respective rights and assets in such business, including, without limitation, all of the agreements between the Companies or their respective subsidiaries and distributors with respect to the sale of annuity products.

                                   ARTICLE 4
                              CONDUCT OF BUSINESS

    4.1 CONDUCT PRIOR TO CLOSING. Except as otherwise specifically contemplated by this Agreement, as disclosed in Section 4.1 of the Disclosure Schedule, as required in connection with the Sale, or as required by law, the Companies covenant and agree that, unless the Purchaser shall otherwise consent (which consent, in the case of subsections (ix), (x) and (xii) in Section 4.1(b) below and, only as it relates to subsections (ix), (x) and (xii), subsection (xvi) in Section 4.1(b) below, shall not be unreasonably withheld, delayed or conditioned) in writing, during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Closing:

    (a) The business of the Subsidiaries shall in all material respects be conducted only in the ordinary course of business consistent with past practices, and the Companies shall use commercially reasonable efforts, to maintain and preserve substantially intact in all material respects the business organization, employees and advantageous business relationships of the Subsidiaries.

                                     A-1-19

    (b) In addition, but without limiting the generality of the foregoing, none of the Companies or any Subsidiaries shall directly or indirectly do any of the following:

     (i) issue or sell, or authorize or agree to the issuance or sale of, any shares of, or any options or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable or exercisable for any shares of, capital stock of any class of any Subsidiary;

     (ii) acquire, transfer, sell, lease, pledge or encumber any assets material to any Subsidiaries, except in connection with investment activities in the ordinary course of business consistent with past practices ("Subsidiary Investing");

    (iii) amend the charter or by-laws or similar organizational documents of any of the Subsidiaries;

     (iv) split, combine or reclassify any shares of the capital stock of the Subsidiaries or declare, set aside for payment or pay any dividend or distribution, payable in cash, stock, property or otherwise, with respect to any of the capital stock of any of the Subsidiaries, other than, with respect to dividends or distributions cash dividends and distributions, by a Subsidiary to another Subsidiary (it being understood that no dividend or distribution has been paid or made or will be paid or made by any Subsidiary since September 30,
2000);

     (v) except pursuant to Section 5.5, enter into an agreement with respect to any merger, consolidation, liquidation or business combination involving any Subsidiary, or any acquisition or disposition of all or substantially all of the assets or securities of any of the Subsidiaries;

     (vi) except pursuant to Section 5.5 or in connection with Subsidiary Investing, enter into an agreement with respect to the disposition of a material amount of assets of any Subsidiary, or any release or relinquishment of any material contract rights of any Subsidiary;

    (vii) with respect to any Subsidiary, (A) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or (B) make any material investment either by purchase of stock or securities, contributions to capital (other than to wholly-owned Subsidiaries), property transfer or purchase of any property or assets of any other individual or entity, except in connection with Subsidiary Investing;

   (viii) with respect to any Subsidiary, other than in the ordinary course of business consistent with past practices, incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or, except in connection with Subsidiary Investing, make any loans or advances;

     (ix) (A) other than in the ordinary course of business consistent with past practice, permit any Subsidiary to enter into any new Contract that would satisfy the definition of Material Contract if in effect on the date hereof or (B) terminate, amend, modify or waive compliance of any provision of any Material Contract in any respect materially adverse to any of the Subsidiaries;

     (x) except as set forth in Section 4.1 of the Disclosure Schedule, make or change any material Tax election, release, assign settle or compromise any material Tax liability, or waive any statute of limitations for any Tax claim or assessment unless such action would not reasonably be expected to increase the Tax liability of the Subsidiaries or the tax sharing obligation of any Subsidiary under this Agreement;

     (xi) except as may be required as result of a change in law, regulation or in generally accepted accounting principles, change any accounting principles or practices used by any Subsidiary;

    (xii) release, assign, settle or compromise any material claim or litigation relating to any Subsidiary;

                                     A-1-20

   (xiii) other than as may be required as a result of a change in law, regulation or in generally accepted accounting principles, change any of the Subsidiary's reserving methods (it being understood that the foregoing shall not apply to changes in the amount of reserves);

    (xiv) with respect to any Subsidiary, pay, discharge or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practices;

    (xv) with respect to any Subsidiary, enter into any structured settlement agreement or arrangement, funding agreement or arrangement or reinsurance agreement or arrangement; provided that the Purchaser hereby consents that the Companies and Subsidiaries may, consistent with past practices, continue to enter into structured settlement agreements or arrangements, including any agreement to be the assignee of structured settlement payment obligations, so long as such structured settlement agreements or arrangements are subject to the Liberty Life Guarantee; or

    (xvi) agree or commit to do any of the foregoing.

    (c) None of the Companies or any Subsidiary shall adopt or amend in any material respect (except as may be required by law or permitted by or contemplated under this Agreement) any bonus, profit sharing, compensation, stock option, stock purchase, pension, retirement, deferred compensation, or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any director, officer or employee or former director, officer or employee of any Subsidiary (other than commercially reasonable arrangements entered into with any new hires) or increase the compensation or fringe benefits of any employee or former director, officer or employee of any Subsidiary or pay any benefit not required by any existing plan, arrangement or agreement, except compensation increases for employees and non-executive officers in the ordinary course of business consistent with past practices.

    (d) None of the Companies nor any Subsidiary shall take any action with respect to the grant of any severance or termination pay or with respect to any increase of benefits payable under its retention, severance or termination pay policies in effect on the date hereof with respect to employees of any of the Subsidiaries. The Companies shall not amend or modify the Retention Plan after the date hereof to the extent any such amendment or modification relates to employees of the Subsidiaries or increases the costs to the Purchaser or any of the Subsidiaries under the Retention Plan. LFC has delivered to the Purchaser a true and complete copy of the Retention Plan.

    (e) Notwithstanding anything to the contrary contained in this Section 4.1, the Companies shall be permitted to cause, and shall cause, LASC to make a dividend or distribution to Keyport Life Insurance Company immediately prior to the Closing and effective at the same time as the amendments to the Administrative Services Agreement referred to in Section 1.2(d) of the Transition Services Agreement of (i) the issued and outstanding capital shares of KFSC and (ii) an amount in cash equal to the net worth of LASC as of such date.

    (f) The Insurance Subsidiaries shall manage their Subsidiary Investing in a manner that is consistent with past practices in all material respects and, within the reasonable business judgment of their senior management, consistent with the business plans provided to the Purchaser, subject to the restrictions set forth in clauses (i) and (ii) below. On a periodic basis as reasonably requested by the Purchaser and reasonably available to the Subsidiaries, but in no event less frequently than 18 Business Days after the end of each calendar month, the Companies shall deliver to the Purchaser such information regarding the duration and the asset/liability composition, duration matching of the Insurance Subsidiaries' general account investments as of such month end. Notwithstanding the foregoing:

        (i) The Insurance Subsidiaries shall not make additional commitments to make private equity investments (such as, but not limited to, venture funds, hedge funds and direct private equity

                                     A-1-21
investments) or other investments categorized by the Insurance Subsidiaries as "alternative investments" ("Restricted Investments"); provided, however, that this Section 4.1(f)(i) shall not prohibit the Insurance Subsidiaries from making additional investments in Restricted Investments to the extent required by law or existing contractual obligations.

        (ii) The Insurance Subsidiaries shall (x) invest new cash deposits from customers in investment grade securities and (y) reinvest proceeds (including payments of principal and interest) received from existing investments in below investment grade securities and investments ("Below Investment Grade Investments") in investment grade securities; provided, however, that (1) this
Section 4.1(f)(ii) shall not prohibit the Insurance Subsidiaries from selling existing Below Investment Grade Investments and reinvesting the proceeds of such sales in other Below Investment Grade Investments and (2) this
Section 4.1(f)(ii) shall not prohibit the Insurance Subsidiaries from making investments in Below Investment Grade Investments if, after giving effect to such investments, the portion of their combined general investment accounts invested in Below Investment Grade Investments would not exceed 7.5% of the total combined general investment accounts (including securities lending collateral).

    4.2 NOTIFICATION OF CERTAIN MATTERS. The Companies shall give prompt written notice to the Purchaser, upon obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur causes
(x) any representation or warranty made by the Companies and contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing, or (y) any material failure of the Companies or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations or warranties of the Companies or the conditions to the obligations of the parties hereunder. The Purchaser shall give prompt notice to the Companies, upon obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur causes (x) any representation or warranty made by the Purchaser contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing, or (y) any material failure of the Purchaser, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations or warranties of the Purchaser or the conditions to the obligations of the parties hereunder.

    4.3 ACCESS TO INFORMATION. Except as prohibited by confidentiality agreements to which any of the Companies or a Subsidiary is a party or as restricted under applicable law or to the extent the Companies reasonably believe the same would result in the disclosure of any trade secrets of third parties, the Companies shall, and shall cause the Subsidiaries, and the Companies' and the Subsidiaries' respective officers, directors, employees and agents to, afford to the Purchaser and to the officers, employees and agents of the Purchaser reasonable access upon reasonable notice and at mutually agreeable times, to the Companies' and any Subsidiary's officers, employees, agents, properties, books, records and contracts, and shall furnish the Purchaser such financial, operating and other data and information as the Purchaser, through its officers, employees or agents, may reasonably request. All such information shall be governed by the Confidentiality Agreement (as defined below).

                                   ARTICLE 5
                             ADDITIONAL AGREEMENTS

    5.1 PREPARATION OF PROXY STATEMENT. LFC shall prepare, in cooperation with the Purchaser, the Proxy Statement and use its commercially reasonable efforts to obtain and furnish the information required to be included by it in the Proxy Statement, and respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy

                                     A-1-22

Statement to be mailed to the holders of LFC's capital stock ("LFC's Stockholders") at the earliest practicable time following the execution of this Agreement. The Purchaser and its counsel shall be given reasonable opportunity to review and discuss with the Companies' counsel the Proxy Statement prior to its filing with the SEC, and shall be provided with any comments that LFC and its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after receipt of such comments. If prior to the Closing any event shall occur which is required to be set forth in an amendment or a supplement to the Proxy Statement, LFC will promptly prepare and mail to LFC's Stockholders such an amendment or supplement, provided, however, that, with respect to any event or information relating to the Purchaser giving rise to such requirement, the Purchaser shall have notified the Companies thereof in a timely fashion.

    5.2 BOARD RECOMMENDATION. Except to the extent otherwise permitted pursuant to Section 5.5 below, LFC through its Board of Directors shall recommend the authorization of the Sale in the Proxy Statement and use its commercially reasonable efforts to obtain the necessary authorization of the Sale by LFC's Stockholders at a stockholders' meeting (including any adjournments thereof, the "Company Stockholders' Meeting") as promptly as practicable following the execution of this Agreement.

    5.3  FEES AND EXPENSES.

    (a) Except as otherwise provided in Section 7.5, each party shall bear all of the fees and expenses incurred by it in connection with the negotiation and performance of this Agreement (it being understood that LFC shall bear all of the fees and expenses of the Companies and the Subsidiaries), and neither party may recover any such fees and expenses from the other party upon any termination of this Agreement, provided, however, that so long as the Closing shall occur, the Purchaser shall pay one-half of the reasonable costs of printing and mailing the Proxy Statement to LFC's Stockholders.

    (b) The provisions contained in this Section 5.3 shall survive any termination of this Agreement.

    5.4 ADDITIONAL AGREEMENTS. Subject to the terms and conditions provided in this Agreement, each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with each of the other parties hereto in connection with the foregoing, including using commercially reasonable efforts: (A) to obtain all authorizations, consents and approvals required by the Applicable Laws; and
(B) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby. Each party agrees to use commercially reasonable efforts to fulfill all conditions to this Agreement. For purposes of the foregoing and the provisions of Sections 5.7 and 5.10, the obligation of the Companies and the Purchaser to use "commercially reasonable efforts" or "reasonable efforts" to obtain waivers, consents and approvals shall not include, (a) with respect to loan agreements, leases and other contracts, agreeing to a material modification of the terms of such documents, except as expressly contemplated hereby, or making any material guaranty or material monetary payment in consideration of such waiver, consent or approval or (b) with respect to waivers, consents and approvals by or from, or resolving any objections of any Government Entity, accepting or agreeing to accept (as a condition to obtaining such waiver, approval or consent or resolving any objection of such Government Entity) that the Purchaser or the Companies, or any of their respective affiliates, make or enter into any divestitures, licenses, hold separate or trust agreements, make any guaranty, monetary payment or other financial adjustment or agree to any restriction or limitation on the conduct of their respective businesses (including, without limitation, on their ability to declare or pay dividends or make other distributions) that would, individually or in the aggregate, reasonably be expected to materially and adversely affect the Business or Sun Life Assurance Company of Canada (U.S.), the United States Branch of the Purchaser or any other material portion of Sun Life Financial Services of Canada, Inc. (a "Purchaser Material Adverse Effect").

                                     A-1-23

    5.5  NO SOLICITATION.

    (a) During the period from the date of this Agreement and until the earlier of the Closing or the termination of this Agreement, none of the Companies or any of the Subsidiaries or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives and agents (including, without limitation the Financial Advisor) shall, directly or indirectly, (i) solicit or initiate any proposals or offers from any corporation, partnership, person or other entity or group other than the Purchaser or an affiliate of the Purchaser (a "Third Party") concerning any acquisition, consolidation, tender or exchange offer, merger, business combination, sale of securities or substantial assets (including by way of reinsurance) of any of the Subsidiaries or any other transaction that would result in the sale of all or any substantial portion of the Subsidiaries or the Business or that would otherwise adversely affect the ability of the Companies and the Purchaser to consummate the Sale (any such transaction being referred to herein as an "Acquisition Proposal"); or
(ii) have any discussions or negotiations with or provide any non-public or confidential information to any Third Party relating to any inquiry, proposal or offer concerning an Acquisition Proposal; provided, however, that the term Acquisition Proposal shall not include, and this Agreement shall not limit the Companies or any of their subsidiaries with respect to, any proposal for a transaction with respect to the Companies or any of their subsidiaries or any portion of the Companies or their subsidiaries not including any of the Subsidiaries, regardless of the form of such transaction, so long as such proposal or transaction would not adversely affect the ability of the Companies and the Purchaser to consummate the Sale. Notwithstanding the foregoing, the Companies, the Subsidiaries, and their respective affiliates, subsidiaries, officers, directors, employees, representatives and agents (i) may furnish or cause to be furnished information concerning the Companies' and their subsidiaries' businesses, properties or assets to a Third Party (subject to such Third Party executing a confidentiality agreement on terms no less favorable in the aggregate to LFC than those in the Confidentiality Agreement between the Purchaser and LFC dated December 12, 2000 (the "Confidentiality Agreement")), and may enter into, participate in, conduct or engage in discussions or negotiations with such Third Party, if and only to the extent that in connection with this clause (i) the Board of Directors of LFC shall have determined in good faith, after consultation with its external financial advisors and external legal counsel, that such actions are necessary in order for the directors to comply with their fiduciary duties under applicable law, (ii) may take any position with respect to an Acquisition Proposal in accordance with Rules 14d-9 and 14e-2 under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer) and may make disclosure to LFC's Stockholders if, in the good faith judgment of the Board of Directors of LFC, after consultation with its external financial advisors and external legal counsel, failure to so disclose would be inconsistent with its obligations under applicable law; and (iii) may, only in the case of a Qualified Acquisition Proposal and only in compliance with the provisions of Section 5.5(c), enter into one or more agreements to consummate a Qualified Acquisition Proposal. As used herein, "Qualified Acquisition Proposal" means a bona fide written Acquisition Proposal or Acquisition Proposals to either (x) acquire all or substantially all of the capital stock or assets of the Subsidiaries on terms and subject to conditions that LFC's Board of Directors believes in good faith, taking into account all of the terms and conditions of such Acquisition Proposal or Acquisition Proposals, would, if consummated, be superior to the Sale and in the best interests of LFC's Stockholders or (y) acquire all or substantially all of the capital stock or assets of LFC on terms and subject to conditions that LFC's Board of Directors believes in good faith, taking into account all of the terms and conditions of such Acquisition Proposal or Acquisition Proposals, would, if consummated, be in the best interests of LFC's Stockholders; provided, however, that if any of the Companies or Subsidiaries, or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives or agents have breached any provision of this Section 5.5 in any respect in connection with the receipt of such bona fide written Acquisition Proposal that has actually prejudiced the Purchaser, such Acquisition Proposal shall not be deemed to be a Qualified Acquisition Proposal.

                                     A-1-24

    (b) The Companies will promptly (and in no event later than 36 hours after receipt) notify the Purchaser in writing of, and will disclose to the Purchaser all material details (including, without limitation, the identity of the Third Party making such Acquisition Proposal) of, any Acquisition Proposal, whether oral or written, that any of the Companies or Subsidiaries or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives or agents (including, without limitation, the Financial Advisor) receives. If any of the Companies or Subsidiaries or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives or agents furnishes any nonpublic information or confidential information to any Third Party pursuant to Section 5.5(a), the Companies shall provide the Purchaser on a concurrent basis with copies of or access to such information.

    (c) Except as expressly permitted by this Section 5.5(c), neither LFC's Board of Directors nor any committee thereof shall or shall resolve to (i) not recommend or withdraw its approval or recommendation of the Sale, (ii) modify or qualify such approval or recommendation in a manner adverse to the Purchaser,
(iii) approve or recommend any proposed Acquisition Proposal or (iv) cause LFC to enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to an Acquisition Proposal. Notwithstanding the foregoing, if prior to the Company Stockholders' Meeting, the Board of Directors of LFC determines in good faith, after it has received a Qualified Acquisition Proposal and after consultation with external legal counsel, that it must take such action to comply with its fiduciary duties to LFC's Stockholders under applicable law, then LFC's Board of Directors may (subject to this sentence) take any of the actions contemplated by clauses (i), (ii), (iii) and (iv) of the immediately preceding sentence (a "Subsequent Action") and terminate this Agreement pursuant to Section 7.1(c), but only if (x) the Companies deliver to the Purchaser a written notice advising the Purchaser that LFC's Board of Directors has received a Qualified Acquisition Proposal and specifying the material terms and conditions of such Qualified Acquisition Proposal, identifying the person making such Qualified Acquisition Proposal and stating that, not earlier than the end of the third Business Day following receipt by the Purchaser of such notice, LFC's Board of Directors intends to take a Subsequent Action; (y) during such three Business Day period, the Companies shall have considered, and shall have caused their respective affiliates, subsidiaries, officers, directors, employees, representatives and agents to have considered, in good faith any adjustments in the terms and conditions of this Agreement that the Purchaser may propose; and (z) the Purchaser does not, within such three Business Day period, offer to make such adjustments in the terms and conditions of this Agreement or other proposals regarding LFC such that LFC's Board of Directors determines in its good faith judgment (after consultation with the Financial Advisor or another independent financial advisor of nationally recognized reputation) that this Agreement, together with such adjustments offered by the Purchaser, is at least as favorable to LFC's Stockholders as such Qualified Acquisition Proposal.

    (d) The Companies shall immediately cease and cause to be terminated any activities, discussions, or negotiations, existing on the date hereof, with any Third Party with respect to any Acquisition Proposal or that may reasonably be expected to lead to an Acquisition Proposal.

    5.6 GOVERNMENTAL FILINGS. The Companies shall promptly provide the Purchaser (or its counsel) with copies of all filings made by any of the Companies with the SEC or the NASD (or any other self-regulatory organization) or any other state or federal Government Entity in connection with this Agreement and the Sale. The Purchaser shall promptly provide the Companies (or its counsel) with copies of all filings made by them with the SEC or any other state, provincial or federal (United States or Canadian) Government Entity in connection with this Agreement and the transactions contemplated hereby. Subject to applicable laws relating to the exchange of information, the Companies and the Purchaser shall have the right to review in advance, and to the extent practicable each will consult the other with respect to all information relating to the Subsidiaries, or the Purchaser, as the case may be, and any of their respective subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or Government Entity in connection with the Sale and the other transactions contemplated by this Agreement.

                                     A-1-25

    5.7 INSURANCE LAW APPROVALS. The Purchaser, and the Companies recognize that the transactions contemplated by this Agreement shall constitute an acquisition of control by the Purchaser with respect to each Insurance Subsidiary. Such acquisition of control therefore requires the filing of a Form A with the appropriate regulatory authority of (i) the domiciliary state of each such Insurance Subsidiary (the Rhode Island DBR or the New York DOI, as the case may be) and (ii) each other state, if any, in which such Insurance Subsidiary is commercially domiciled. In addition, such acquisition of control will require the filing of a pre-acquisition notice or other filing with the applicable insurance regulatory authorities of certain other states. The Purchaser shall make all required filings of Form A and pre-acquisition notices or other filings as soon as practicable, such filings to be prepared in accordance with Applicable Laws and to contain all necessary information required therein, which shall be true, correct and complete. The Purchaser and the Companies agree to use commercially reasonable efforts and cooperate in obtaining as promptly as practicable such authorizations and approvals of insurance regulators as may be required under Applicable Laws in order to consummate the transactions contemplated by this Agreement. The Companies agree to use commercially reasonable efforts to provide such information for inclusion in such filings as may be required.

    5.8 INDEMNIFICATION. The Purchaser agrees that all rights to indemnification, advancement of expenses, exculpation, limitation of liability and any and all similar rights now existing in favor of the employees, agents, directors or officers of the Subsidiaries (the "Indemnified Parties") as provided in the charter or by-laws of the Companies or in the respective charters or by-laws or other agreements of the Subsidiaries in effect on the date hereof (copies of which have been made available to the Purchaser), shall survive the Sale and shall continue in full force and effect for a period of six years from the Closing; provided, however, that if any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect to any such claim or claims shall continue until the disposition of any and all such claims.

    5.9 FAIR PRICE STRUCTURE. If any "fair price" or "control share acquisition" or "anti-takeover" statute, or other similar statute or regulation or any state "blue sky" statute shall become applicable to the transactions contemplated hereby, the Companies and the Companies' boards of directors shall grant, subject to the terms of this Agreement, such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby, and otherwise act to minimize the effects of such statute or regulation on the transactions contemplated hereby or thereby.

    5.10  CONTINUING EMPLOYEES.

    (a) Effective as of the Closing, each Subsidiary shall cease to be a participating employer in the Company Benefit Plans (other than Company Benefit Plans which are sponsored by the Subsidiaries solely for the benefit of employees of the Subsidiaries (the "Subsidiary Benefit Plans")) and, on or after the Closing Date, the Subsidiaries shall have no obligations or liabilities to, under or with respect to any Company Benefit Plan, other than the Subsidiary Benefit Plans.

    (b) For periods after the Closing, the Purchaser will provide (or cause to be provided) to each employee of any of the Subsidiaries who continues his or her employment with the Subsidiaries or the Purchaser after the Closing (the "Business Employees") employee benefit plans, agreements, programs, policies and arrangements (the "Purchaser's Plans") that are substantially comparable in the aggregate to the employee benefits maintained from time to time by the Purchaser for its similarly situated employees. Notwithstanding the preceding sentence,
(i) the Purchaser shall not be required to provide coverage under a defined benefit pension plan to any Business Employee who was not a member of a class of employees who, immediately prior to the Closing Date, was eligible for coverage under a Company Benefit Plan which was a defined benefit pension plan, (ii) the Purchaser shall not be required to provide any benefit to any Business Employee to the extent the provision of such benefit would result in the duplication of benefits and (iii) the Purchaser shall be permitted to provide to

                                     A-1-26

Business Employees benefits under employee welfare benefit plans which are substantially comparable to those provided to such Business Employees under Company Benefit Plans which are employee welfare benefit plans immediately prior to the Closing Date. For the purposes of any of the Purchaser's Plans for which eligibility and vesting of benefits depend on length of service and for all other benefits for which benefit levels depend on length of service (but not benefit accrual or eligibility purposes under any defined benefit pension plan), the Purchaser shall give (or cause to be given) to each continuing Business Employee full credit for past service with the Companies and the Subsidiaries and for any additional periods for which the Companies or a Subsidiary has previously granted the Business Employee with service credit for comparable benefit purposes under a corresponding Company Benefit Plan ("Prior Service"). In addition, and without limiting the generality of the foregoing: (i) each Business Employee shall be given credit for Prior Service for purposes of eligibility to participate, satisfaction of any waiting periods, evidence of insurability requirements, or the application of any pre-existing condition limitations and shall be given credit for amounts paid under a corresponding Company Benefit Plan during the same period for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the Purchaser's Plans. Nothing in this Section 5.10 shall prevent Purchaser or the Subsidiaries from terminating the employment of any of the Business Employees at any time after the Closing, so long as the Subsidiaries comply with the applicable terms of the Retention Plan.

    (c) Effective as of the Closing Date, the Purchaser shall establish or designate a defined contribution plan maintained by the Purchaser or its affiliates in which, subject to the terms and conditions of such plan (taking into account the provisions of this Section 5.10), Business Employees shall be eligible to participate (the "Purchaser's Defined Contribution Plan"). The Companies maintain the Liberty Financial Companies, Inc. Savings and Investment Plan (the "Companies' Defined Contribution Plan") and have submitted a favorable determination letter request with the IRS with respect thereto, which determination letter request is pending as of the date hereof. The Companies agree to take all actions necessary to amend the Companies' Defined Contribution Plan as applied to any Business Employee to eliminate all annuity forms of distribution effective as of a date no later than the Closing Date. The amendment described in the preceding sentence shall be made in accordance with Treasury regulations issued pursuant to section 411(d)(6) of the Code, and the Companies shall provide, not later than the Closing Date, all Business Employees with a summary (the "Amendment Summary") that reflects such amendment and that satisfies the requirements of ERISA and applicable Department of Labor regulations relating to summaries of material modifications. Subject to the provisions of this Section 5.10(c), the Companies and the Purchaser shall take (or cause to be taken) all actions necessary to cause the assets and liabilities of the Companies' Defined Contribution Plan attributable to the accrued benefits of Business Employees to be transferred from the trustee of the Companies' Defined Contribution Plan to the trustee of the Purchaser's Defined Contribution Plan; provided, however, that no transfer of assets or liabilities shall occur with respect to any Business Employee whose annuity starting date occurs prior to the effective date of the transfer. The assets to be transferred pursuant to the preceding sentence shall consist of cash and promissory notes evidencing outstanding loans to Business Employees. The transfer of assets and liabilities from the Companies' Defined Contribution Plan to the Purchaser's Defined Contribution Plan shall conform in all respects with Sections 411(d)(6) and 414(l) of the Code. No transfer of assets and liabilities from the Companies' Defined Contribution Plan to the Purchaser's Defined Contribution Plan shall occur until the latest of (i) the Closing Date, (ii) the date on which the IRS issues a favorable determination letter with respect to the Companies' Defined Contribution Plan and the Companies have taken all actions required by the IRS as a condition of such favorable determination letter, or (iii) 90 days after the Companies have adopted the amendment to the Companies' Defined Contribution Plan which eliminates all annuity forms of distribution and have provided Business Employees with the Amendment Summary.

                                     A-1-27

    (d) Notwithstanding the foregoing provisions of this Section 5.10, the Purchaser and the Companies shall, prior to the Closing Date, cooperate and negotiate in good faith to achieve the objectives of this Section 5.10 and to facilitate a transition of coverage for Business Employees to the Purchaser's Plans. The primary objectives of the parties in cooperating and negotiating any such further agreements shall be to provide for uninterrupted coverage of employees under appropriate employee benefit plans from and after the Closing Date. In furtherance of that objective, the Purchaser and the Companies agree that, for the Extended Coverage Period (as defined below), the Business Employees shall be entitled to continue coverage under the Company Benefit Plans which are group health or dental plans, and the Purchaser agrees to reimburse the Companies for covered claims incurred under such plans during the Extended Coverage Period and reasonable administrative costs incurred by the Companies as a result of the coverage of the Business Employees under such plans during the Extended Coverage Period. For purposes of this Agreement, the "Extended Coverage Period" shall be the period commencing on the Closing Date and ending on the date that the Business Employees become eligible for coverage under the Purchaser's group medical and dental plans (which date shall be no later than the first day of the coverage period following the first normal open enrollment period with respect to the Purchaser's group medical and dental plans which begins on or after the Closing Date). Except for obligations and agreements specifically set forth in this Section 5.10, no agreement with respect to employee benefit plans shall be effective unless and until it has been set forth in a written agreement duly executed on behalf of the Companies and the Purchaser.

    (e) Notwithstanding the foregoing provisions of this Section 5.10, as of the Closing each of the Purchaser and the Subsidiaries shall assume and shall perform or cause their affiliates to perform, all of the obligations with respect to the employees and former employees of the Subsidiaries (other than persons that LFC has transferred to LFC or to direct or indirect subsidiaries of LFC other than the Subsidiaries) under each of (i) the Retention Plan and
(ii) the Deferred Compensation Obligations; provided, however, that the Companies shall pay and perform all obligations to such persons under Sections 4 and 5 of the Retention Plan (pertaining to stock options and restricted stock), and the Companies acknowledge and agree that none of the Purchaser or any of the Subsidiaries are assuming any obligations with respect to such provisions; provided, further, that the Purchaser and the Subsidiaries (and not the Companies) shall be responsible for the entire amount of any Gross-Up Payments (as such term is defined in the Retention Plan). The Companies and the Purchaser shall allocate the "base amount" of parachute payments made or to be made to (or for the benefit of) any "disqualified individual" (in each case, as defined in
Section 280G of the Code) in accordance with prop. Treasury Regulation 1.280G-1 (Q&A 38). Except for the obligations with respect to the Retention Plan and the Deferred Compensation Obligations set forth in the immediately preceding sentence, nothing in this Section 5.10(e) shall in any way restrict the ability of the Purchaser or any Subsidiary to terminate any employee benefit plan, policy, program or arrangement after the Closing Date in accordance with the terms thereof.

    5.11  TAXES.

    (a) TAX RETURNS. The Companies shall not file or cause or permit to be filed any amended Tax Returns on behalf of or with respect to the Subsidiaries for any taxable period without the consent of the Purchaser (which consent shall not be unreasonably withheld or delayed); provided that this Section 5.11(a) shall not apply unless a position taken on such amended Tax Return can be reasonably expected to increase the Taxes of a Subsidiary or the tax sharing obligations of any Subsidiary under this Agreement.

    (b) COOPERATION. After the Closing Date, the Companies and the Purchaser shall (and shall cause their affiliates to) make available to each other, as reasonably requested, and to any governmental authority, such information (including records and documents) and assistance relating to the Subsidiaries for all taxable periods ending before or including the Closing Date as is reasonably necessary for the preparation of any Tax Return or claim for refund, for any audit, or for the

                                     A-1-28
prosecution or defense of any Tax Proceeding, which shall include making employees available on a mutually convenient basis to provide any additional information and explanations of any material provided hereunder. The Companies and the Purchaser shall also (and shall cause their affiliates to) preserve all such information, records and documents until the expiration of any applicable statute of limitations, including extensions thereof. Notwithstanding any other provisions hereof, each party shall bear its own expense in complying with the foregoing provisions. None of the Companies nor Purchaser shall take or advocate any position with respect to Taxes that could reasonably be expected to adversely affect the other party. The Companies shall promptly notify the Purchaser and the Subsidiaries of any proposed adjustment of any item on any Tax Return of the Subsidiaries for any period, if such proposed adjustment may affect the tax liability of the Purchaser or any of the Subsidiaries or the tax sharing obligations of any Subsidiary under this Agreement. The Companies shall advise the Purchaser of the status of any conferences, meetings and proceedings with tax authorities or appearances before any court pertaining to such adjustment or adjustments, and shall advise the Purchaser of the outcome of any such proceedings. Nothing in this Agreement shall entitle the Purchaser to interfere with the rights of the Companies or LMIC to make any judgments or take any actions they deem appropriate in connection with the disposition of any such proposed adjustments.

    (c) TAX SHARING. All intercompany tax accounts between the Companies, and any Subsidiary (other than the Insurance Subsidiaries and KFSC), shall be settled in cash at or prior to the Closing in the manner provided in this
Section 5.11(c). At least five business days prior to the Closing Date, the Companies shall prepare and deliver to the Purchaser a statement setting out in reasonable detail the calculation of all such intercompany tax account balances based on the latest available financial information as of such date, including projected amounts through the Closing Date, and to the extent reasonably requested by the Purchaser, provide the Purchaser with supporting documentation to verify the underlying intercompany charges. Not later than 60 days after the date or dates on which the Subsidiaries file their Tax Returns for the taxable year ending on the Closing Date, or for the fiscal year in which the Closing falls, as the case may be, the Companies and the Purchaser shall settle all amounts due to or from the Subsidiaries (other than the Insurance Subsidiaries and KFSC) under the tax sharing agreement described in Section 3.17(i) of the Disclosure Schedule, taking into account payments made previously pursuant to this Section 5.11(c). Such settlement shall be based on the Tax Returns of the Companies and such Subsidiaries as filed. The Companies shall timely pay or cause to be paid all Taxes of the Subsidiaries (other than the Insurance Subsidiaries and KFSC) for the period ending on the Closing Date.

    (d)  PREPARATION OF TAX RETURNS AND SETTLEMENT OF TAXES.

        (i) NON-LIFE GROUP.

           (A) The provisions of this Section 5.11(d)(i) do not apply to the Insurance Subsidiaries.

           (B) For purposes of this Section 5.11(d)(i), personal property and other ad valorem Taxes not based on net income shall be computed by determining the amount of such Taxes based on a full taxable period and multiplying the amount so determined by a fraction, the numerator of which is the number of days in from the beginning of such taxable period and ending on the Closing Date, and the denominator of which is 365.

        (ii) LIFE GROUP.

           (A) The provisions of this Section 5.11(d)(ii) do not apply to the Subsidiaries other than the Insurance Subsidiaries. The Insurance Subsidiaries file a consolidated federal income tax return with each other but not with the Companies. Other than Taxes arising from a Section 338(h)(10) Election (which shall for this purpose include any comparable or similar election for state tax purposes) for the Insurance Subsidiaries, the Companies shall have no liability for the Taxes of the Insurance Subsidiaries.

                                     A-1-29

           (B) The Companies shall reimburse the Insurance Subsidiaries for any federal, state or local Taxes arising from the
               Section 338(h)(10) Election (which shall for this purpose include any comparable or similar election for state tax purposes) with respect to the Insurance Subsidiaries or the LASC Distribution, determined as set forth in Section 1.6(c) hereof. Not later than forty-five (45) days after the Closing, the Purchaser shall provide to the Companies a written statement of the amount due hereunder (the "Purchaser's Statement") accompanied by work papers in adequate detail to enable the Companies to verify that the amount claimed is correct. The Companies shall then have fifteen (15) days in which to notify the Purchaser of any objections to the Purchaser's Statement. The parties shall endeavor in good faith to resolve their differences. In any event, the Companies shall, not more than five (5) days prior to the last date on which such Taxes may be paid without interest or penalty, pay to the Insurance Subsidiaries their respective Taxes (as determined by the Companies) arising from the
               Section 338(h)(10) Election. If the Purchaser and the Companies have not agreed upon the amount due to the Insurance Subsidiaries within ninety (90) days after the Closing, the matter shall be submitted for arbitration to a nationally recognized accounting firm that has not provided substantial services to either of them within the past three years; the costs of such arbitration shall be divided evenly between LFC and the Purchaser; such accounting firm shall render its decision as to the amounts due to the Insurance Subsidiaries from the Companies or from the Insurance Subsidiaries to the Companies within forty-five (45) days after such matter is submitted for arbitration; and the decision of such accounting firm shall be final and binding on all parties and not subject to judicial review of any kind. The Companies, jointly and severally, agree to indemnify and hold harmless the Insurance Subsidiaries for any interest or penalties that may be due to any taxing authority on account of the late payment of any Taxes arising from the Section 338(h)(10) Election, if such late payment is due to the failure of the Companies to pay to the Insurance Subsidiaries the full amount of Taxes as determined under this Section 5.11(d)(ii)(B) before the last date on which such Taxes may be paid without interest or penalties.

           (C) At the time of the filing of the Tax Returns for the Insurance Subsidiaries which include the items arising from the
               Section 338(h)(10) Election, the Purchaser shall pay to the Companies, or the Companies shall pay to the Purchaser, the amount by which the payment made pursuant to
               Section 5.11(d)(ii)(B) exceeds, or is less than, the Taxes shown on the Tax Returns arising from the Section 338(h)(10) Election. The Purchaser shall promptly provide to the Companies and the Companies shall promptly provide to the Purchaser any information that they shall reasonably request for the purpose of verifying the amount due to or from the Companies under this
               Section 5.11(d)(ii).

        (iii) Other than as specifically set forth in this Agreement, the Companies shall have no liability for any Taxes of the Subsidiaries for any period ending after the Closing Date.

        (iv) TAX RETURNS.

           (A) The Purchaser shall cause those Subsidiaries subject to
               Section 5.11(d)(i) to consent to join, for all taxable periods ending on or before the Closing Date in which such Subsidiaries are eligible to do so, in any consolidated, combined or unitary federal, state, local or foreign income and franchise Tax Returns which the Companies or LMIC shall request it to join. The Companies shall cause to be prepared and filed all such consolidated, combined or unitary Tax Returns. The Purchaser agrees to take no

                                     A-1-30
               position inconsistent with the Subsidiaries being members of the group filing such Tax Returns.

           (B) The Purchaser shall cause to be prepared and filed all required Tax Returns of the Subsidiaries (other than those filed by the Companies under Section 5.11(d)(iv)(A)) for any period which ends on or before the Closing Date, to the extent not previously filed. The Purchaser shall submit all such Tax Returns to the Companies no later than 30 days prior to the due date (including extensions) for the Companies' approval, which shall not be unreasonably withheld or delayed, and which shall not be required unless the Companies notify the Purchaser within ten days after the Companies receive such Tax Returns of their objections to such Tax Returns.

           (C) All Tax Returns of the Subsidiaries not covered by paragraphs
               (A) or (B) of this Section 5.11(d)(iv) shall be prepared and filed by the Purchaser or at its direction. In the event that any position on any Tax Return filed after the Closing Date could reasonably be expected to affect the Tax liability of the Companies, the Purchaser shall notify the Companies and shall take such position on such Tax Returns only with the approval of the Companies, which shall not be unreasonably withheld or delayed.

    (e) The Companies, jointly and severally, shall pay and indemnify fully the Purchaser and each Subsidiary from and against any Taxes that the Companies are obligated to pay (i) under Section 1.6(c) hereof, or (ii) in the case of any Subsidiary subject to Section 5.11(d)(i), attributable to any corporation other than any of the Subsidiaries for any taxable period ending on or before the Closing Date, including, without limitation, any liability for Taxes under Treasury Regulation section 1.1502-6 or any similar provision under any state, local, or foreign law attributable to any of the Companies or any affiliate of any of the Companies (other than the Subsidiaries).

    (f) The amounts paid by the Companies to the Insurance Subsidiaries pursuant to Section 1.6(c), as they may be adjusted and determined pursuant to
Section 5.11(d)(ii), shall constitute full and complete discharge of the obligations of the Companies under such provisions, and shall not be subject to further adjustment under any circumstances. The Purchaser and the Insurance Subsidiaries waive all recourse and claim against the Companies in the event that the IRS or any state, local or foreign taxing authority should assess additional Taxes against any of the Insurance Subsidiaries on account of the
Section 338(h)(10) Election; the Companies waive all recourse and claim against the Purchaser and the Insurance Subsidiaries for any refund in the event that the Taxes imposed as a result of the Section 338(h)(10) Election are ultimately determined to be less than the amounts determined and paid under Section 1.6(c) and Section 5.11(d)(ii).

    (g) The Purchaser agrees that all of its rights to recover Taxes due from the Companies are set forth herein and that neither it nor any of the Insurance Subsidiaries shall have any other or further recourse against the Companies or any of their affiliates on account of unpaid Taxes of any kind (whether or not arising from the Section 338(h)(10) Election). Without limiting the generality of the immediately preceding sentence, the Companies and their affiliates shall have no liability for any Taxes that may be asserted by any tax authority for any taxable year, whether ending before, on or after the Closing Date against any Subsidiary, except as specifically set forth in this Agreement.

    5.12 NOMINAL STOCKHOLDERS. On the Closing Date, the Companies shall cause each nominal holder of any of the outstanding capital stock of any Subsidiary to transfer to one or more nominal holders designated in writing to the Companies by the Purchaser all shares of capital stock of such Subsidiary held nominally by such holder; provided, however, that the director qualifying shares of Keyport Life Insurance Company shall remain outstanding and subject to the Agreements of Trust with respect thereto or shall be transferred to another trust qualified to be a shareholder under applicable law.

                                     A-1-31

    5.13 OTHER CONFIDENTIALITY AGREEMENTS. The Companies shall promptly inform the Purchaser of any breach of any confidentiality agreement (and the basic facts of such breach) entered into by LFC or any of its affiliates or representatives on behalf of LFC in connection with the sale of the Business (each such agreement, a "Company Confidentiality Agreement"). The Companies shall use commercially reasonable efforts, at the Companies' expense, to take reasonable actions necessary to enforce the provisions of any such Company Confidentiality Agreement.

    5.14 INTERCOMPANY MATTERS. All intercompany accounts, agreements or other arrangements (other than (i) the Transition Services Agreement and
(ii) agreements or other arrangements to continue after the Closing pursuant to
(A) Section 1.6, 5.8, 5.10, 5.11 or 5.15 of this Agreement, (B) the License Agreement, (C) the LMIC Indemnification Agreement, (D) the Liberty Life Agreement and (E) the sale of Liberty Life products by Independent Financial Marketing Group, Inc.) between any of the Companies or any affiliate or subsidiary of any of the Companies (other than the Subsidiaries), on the one hand, and any Subsidiary, on the other hand, as of the Closing shall be settled in accordance with their terms and consistent with past practices in the manner provided in this Section 5.14 (all such accounts, agreements and arrangements, the "Interconnects"). At least five Business Days prior to the Closing, the Companies shall prepare and deliver to the Purchaser a statement setting out in reasonable detail the calculation of all intercompany account balances in respect of the Interconnects to be settled hereunder based upon the latest available financial information as of such date and, to the extent reasonably requested by the Purchaser, provide the Purchaser with supporting documentation to verify the underlying intercompany charges and transactions. Such statement will include actual amounts reflected in the most recently closed monthly books and records and estimates for the period through the Closing Date based on the latest financial information available as of such date. All such intercompany account balances shall be paid in full in cash prior to the Closing. Except as contemplated by (i) the Transition Services Agreement or (ii) agreements or other arrangements to continue after the Closing pursuant to (A) Section 1.6, 5.8, 5.10, 5.11 or 5.15 of this Agreement, (B) the License Agreement, (C) the LMIC Indemnification Agreement, (D) the Liberty Life Agreement or (E) the sale of Liberty Life products by Independent Financial Marketing Group, Inc., all Interconnects will be terminated effective as of the Closing.

    5.15 TRANSFER OF RECORDS. On or promptly following the Closing Date, except to the extent that such books of account, records and files are in possession of the Subsidiaries, the Companies shall use commercially reasonable efforts to deliver or cause to be delivered to the Purchaser originals or copies of, or extracts of information containing, all of the Business's books of account, records and files that are in the possession of any of the Companies or any affiliate of any of the Companies, including, without limitation, all employee files (for Business Employees only), monthly financial statements, trial balances, general ledgers, accounting records, forms, marketing materials, sales training manuals, sales promotional data, customer lists, business plans, correspondence and litigation files, in each case used in or related to the Business.

    5.16 FINANCING. The Companies understand that the Purchaser intends to finance the Purchase Price in part through a public offering or private placement in Canada and elsewhere (the "Financing") by the Purchaser or one or more affiliates of the Purchaser (together, the "Issuers"). The Companies will cooperate with and provide all reasonable assistance to, and will cause their respective affiliates and auditors to cooperate with and provide all reasonable assistance to, the Issuers and their auditors and other professional advisors in order to enable the Issuers to satisfy the requirements of applicable securities laws in connection with any Financing, including participating in due diligence sessions. The Purchaser shall bear (i) all reasonable fees of the Companies' auditors for such assistance to the extent such assistance involves work not otherwise required of or requested by the Companies under applicable SEC rules, including in connection with the issuance of the Proxy Statement or the other transactions contemplated hereby, and (ii) any reasonable out-of-pocket expenses of the Companies or their affiliates in connection therewith. The Companies acknowledge and agree that such cooperation

                                     A-1-32
will require the Companies, among other things, to prepare and provide to the Issuers for inclusion in any prospectus or other disclosure document prepared in connection with the Financing (i) audited financial statements (consolidated or combined where appropriate and prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP")) of the Subsidiaries and the Business for the year ended December 31, 2000 and any quarterly interim statements for periods ending after December 31, 2000, including separate notes reconciling the differences between U.S. GAAP and the principles stated in the Handbook of the Canadian Institute of Chartered Accountants and (ii) other information concerning the Subsidiaries and the Business. The Purchaser understands and acknowledges that its obligations under this Agreement, including, without limitation, its obligation to consummate the Sale, are not conditioned on the financing referred to in this Section 5.16 or any other financing.

    5.17 PRIVACY POLICY AND PRIVACY MAILING. The Companies shall comply in all material respects with all privacy requirements as prescribed by the Gramm-Leach-Bliley Act, 5 U.S.C. Section6801 et seq., and the rules and regulations thereunder.

    5.18 LFD INTELLECTUAL PROPERTY. Prior to the Closing Date, the Companies shall cause Liberty Funds Distributor, Inc. ("LFDI") to assign, transfer and convey to the Purchaser or an affiliate of the Purchaser designated by the Purchaser, without payment of additional consideration, all of LFDI's right, title and interest in and to all copyrights owned by LFDI that are related to or used in the Business.

                                   ARTICLE 6
                                   CONDITIONS

    6.1 CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE SALE. The respective obligations of each party to effect the Sale shall be subject to the fulfillment or waiver at or prior to the Closing of each of the following conditions:

    (a) The Sale shall have been authorized by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of LFC as of the applicable record date voting as a single class;

    (b) Any waiting period (and any extension thereof) applicable to the consummation of the Sale under the Hart-Scott-Rodino Act shall have expired or been terminated and the Companies or the Purchaser shall have received all of the other consents and approvals required under Applicable Law, the failure of which to obtain would prevent the consummation of the Sale or reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect or a Purchaser Material Adverse Effect, and such consents or approvals shall be in full force and effect and all statutory waiting periods in respect thereof shall have expired without the imposition of any conditions which the parties would be excused from accepting under Section 5.4;

    (c) No order, decree or ruling issued by a court of competent jurisdiction or by a Government Entity nor any statute, rule, regulation or executive order promulgated or enacted by any Government Entity shall be in effect that would prohibit the Sale or make illegal the acquisition or ownership of the Purchased Securities by the Purchaser or otherwise prevent the consummation of the Sale; provided, that the party seeking to assert this condition shall have complied with its obligations under Section 5.4; and

    (d) The Transition Services Agreement shall be in full force and effect.

                                     A-1-33

    6.2 ADDITIONAL CONDITIONS TO OBLIGATION OF THE COMPANIES TO EFFECT THE SALE. The obligation of the Companies to effect the Sale is further subject to fulfillment (or waiver by the Companies) of the following conditions:

    (a) The representations and warranties of the Purchaser contained herein shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing except (x) for changes specifically permitted by the terms of this Agreement,
(y) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and (z) where the failure of the representations and warranties to be true and correct (without giving effect to any qualifications as to "material" or similar qualifications) would not, individually or in the aggregate, reasonably be expected to impair materially the ability of the Purchaser to perform its obligations hereunder;

    (b) The Purchaser shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Closing;

    (c) The Purchaser shall have delivered to the Companies a certificate, dated the Closing Date and signed by a duly authorized officer, to the effect that each of the conditions specified in clauses (a) and (b) of this Section 6.2 is satisfied; and

    (d) The Purchaser shall have paid the Purchase Price, as contemplated by
Section 1.2.

    6.3 ADDITIONAL CONDITIONS TO OBLIGATION OF THE PURCHASER TO EFFECT THE SALE. The obligation of the Purchaser to effect the Sale is further subject to the fulfillment (or waiver by the Purchaser) of the following conditions:

    (a) The representations and warranties of the Companies contained herein shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except (x) for changes specifically permitted by the terms of this Agreement, (y) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and (z) where the failure of such representations and warranties to be true and correct (without giving effect to any qualifications as to Company Material Adverse Effect, "material" or similar qualifications) would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect;

    (b) The Companies shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them prior to the Closing;

    (c) Each of the Companies shall have delivered to the Purchaser a certificate, dated the Closing Date and signed by its Chief Executive Officer to the effect that each of the conditions specified in clauses (a) and (b) of this
Section 6.3 with respect to such Company is satisfied;

    (d) The Companies shall have obtained all consents, waivers, or approvals, necessary to provide that the consummation of the Sale does not constitute a default under, or effect of give rise to a right of termination of the Material Contracts identified in Section 6.3(d) of the Disclosure Schedule;

    (e) There shall not have been a Company Material Adverse Effect since the date of this Agreement;

    (f) The Companies shall have delivered to the Purchaser certificates representing the Purchased Securities duly endorsed in blank or with duly executed stock powers in blank, in proper form for transfer;

                                     A-1-34

    (g) The Companies shall deliver to the Purchaser a certificate of Non-Foreign Status duly executed by an officer of the Company in a form reasonably acceptable to Purchaser for purposes of satisfying Purchaser's obligations under Treas. Reg. Section1.1445-29(c)(3); and

    (h) Each of the License Agreement, the LMIC Indemnification Agreement and the Liberty Life Agreement shall be in full force and effect.

                                   ARTICLE 7
                       TERMINATION, AMENDMENT AND WAIVER

    7.1 TERMINATION. This Agreement may be terminated and the Sale may be abandoned at any time prior to the Closing, whether prior to or (except as provided in Section 7.1(c)) after approval of the Sale by LFC's Stockholders, as follows:

    (a) by mutual written consent of the Purchaser and the Companies;

    (b) by either the Purchaser or the Companies if (i) the Closing shall not have occurred on or before March 31, 2002 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this
Section 7.1(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) if there shall be any order which is final and nonappealable preventing the consummation of the Sale;

    (c) prior to (but not subsequent to) the approval by LFC's Stockholders at the Company Stockholders' Meeting, by the Purchaser or the Companies if (i) the Board of Directors of LFC withdraws, modifies, changes or fails to reaffirm (within a reasonable period of time after a request by the Purchaser) its recommendation of the Sale in a manner adverse to the Purchaser, (ii) the Board of Directors of LFC shall have recommended to LFC's Stockholders another Acquisition Proposal, or (iii) a tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of LFC is commenced, and the Board of Directors of LFC fails within the time provided in Rule 14e-2 under the Exchange Act to recommend against acceptance of such tender offer or exchange offer by LFC's Stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by LFC's Stockholders); provided, however, that the Companies may not terminate this Agreement pursuant to this Section 7.1(c) unless the Companies shall have complied in all respects with Section 5.5 (except for such failures to so comply as shall not have actually prejudiced the Purchaser) and shall have paid to the Purchaser the Termination Fee; provided further, that any public statement by LFC that (A) it has received an Acquisition Proposal or otherwise taken any action permitted by
Section 5.5(a) or (B) otherwise describes the operation of the provisions of this Agreement relating to an Acquisition Proposal, termination, the Board of Directors' recommendation of the Sale, or the transactions contemplated hereby, shall not, in and of themselves, be deemed to be a proposal to withdraw, modify or change the Board of Directors' recommendation for purposes of this
Section 7.1(c);

    (d) by either the Purchaser or the Companies if the Sale shall fail to receive the affirmative vote of the holders of a majority of the outstanding shares of capital stock of LFC as of the applicable record date voting as a single class for approval when voted on by LFC's Stockholders at the Company Stockholders' Meeting (or any permitted adjournment thereof);

    (e) by the Purchaser upon a breach of any representation or warranty or material covenant or agreement on the part of the Companies set forth in this Agreement, or if any representation or warranty of the Companies shall have become untrue, in either case such that the conditions set forth in
Section 6.3(a) or Section 6.3(b) would not be satisfied ("Terminating Company Breach"); provided, however, that, if such Terminating Company Breach is curable by the Companies within a thirty day period, the Purchaser may not terminate this Agreement under this Section 7.1(e) during such

                                     A-1-35
thirty-day period for so long as the Companies continue to exercise commercially reasonable efforts as may be appropriate to cure such Terminating Company Breach; or

    (f) by the Companies upon a breach of any representation or warranty or material covenant or agreement on the part of the Purchaser set forth in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue, in either case such that the conditions set forth in
Section 6.2(a) or Section 6.2(b) would not be satisfied ("Terminating Purchaser Breach"); provided, however, that, if such Terminating Purchaser Breach is curable by the Purchaser within a thirty day period, the Companies may not terminate this Agreement under this Section 7.1(f) during such thirty-day period for so long as the Purchaser continues to exercise commercially reasonable efforts as may be appropriate to cure such Terminating Purchaser Breach.

    7.2  EFFECT OF TERMINATION.  On termination of this Agreement as provided in
Section 7.1, all obligations and agreements of the parties set forth in Articles 1 through 6, except Section 5.3, shall forthwith terminate and be of no further force or effect; provided that if the Purchaser receives the Termination Fee contemplated by Section 7.5, neither the Purchaser nor any of its affiliates shall assert, prosecute or pursue in any manner, directly or indirectly, any claim or cause of action against any of the Companies or any of its officers, directors or affiliates; provided further that the foregoing shall not relieve any party of liability for damages actually incurred as a result of any willful breach of any of such provisions in Articles 1 through 6 prior to such termination. Neither the Purchaser nor the Companies may elect to terminate this Agreement pursuant to more than one clause of Section 7.1.

    7.3 AMENDMENT. This Agreement may not be amended except by action of each of the parties hereto set forth in an instrument in writing signed on behalf of each of the parties hereto; provided, however, that after approval of the Sale by LFC's Stockholders, without the further approval of LFC's Stockholders no amendment may be made that would: (i) reduce the Purchase Price or change the form thereof; or (ii) change any other terms and conditions of this Agreement if any of the changes, alone or in the aggregate, would materially adversely affect LFC's Stockholders (other than the Purchaser and its affiliates).

    7.4 WAIVER. At any time prior to the Closing, whether before or after the Company Stockholders' Meeting, subject to the proviso contained in Section 7.3, any party may waive compliance by any other party with any agreements of such other party. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer. The failure of any party to assert any of its rights under this Agreement shall not constitute a waiver of such rights.

    7.5  EXPENSES; TERMINATION FEE.

    (a) If this Agreement is terminated by the Purchaser pursuant to
Section 7.1(e) or by the Companies pursuant to Section 7.1(f), then the party terminating this Agreement shall be entitled to reimbursement by the other party of all reasonable out-of-pocket costs and expenses (including, without limitation, fees and disbursements of counsel, financial advisors, actuaries and accountants) incurred by it in connection with this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, if either
(i) the Companies have received an Acquisition Proposal at the time this Agreement is terminated by the Purchaser pursuant to Section 7.1(e) or receive an Acquisition Proposal within three months after the date of such termination under Section 7.1(e) and within 12 months after the date of termination the Companies consummate a sale of the Purchased Subsidiaries or all or substantially all of the assets of the Subsidiaries as a whole for an amount greater than the Purchase Price (a "Subsequent Deal"), or (ii) this Agreement is terminated by the Purchaser pursuant to Section 7.1(e) as a result of a breach by the Companies of Section 5.5, then the Companies shall pay the Purchaser within ten Business Days after (a) the consummation of the Subsequent Sale, in the case of the circumstances described in clause (i), or (b) the termination date, in the case of the

                                     A-1-36
circumstances described in clause (ii), the Termination Fee (as defined below) in immediately available funds, less any expenses of the Purchaser previously reimbursed by the Companies.

    (b) If this Agreement is terminated by the Companies pursuant to
Section 7.1(c), then the Companies shall pay to the Purchaser as a condition precedent to such termination a fee of US$85,100,000 (the "Termination Fee") in immediately available funds. If this Agreement is terminated by the Purchaser pursuant to Section 7.1(c), then the Companies shall pay to the Purchaser within five Business Days after the date of such termination the Termination Fee.

    (c) The parties acknowledge that the agreements contained in this
Section 7.5 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if any party fails to pay any payments due to the other party pursuant to this Section 7.5 and, in order to obtain such payment, the party that has not received such payment commences a suit that results in a judgment against the other party, such other party shall pay to such party that had not received such payment (in addition to the amount of such judgment) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of counsel, financial advisors, actuaries and accountants) incurred by the party that had not received such payment in connection with such suit, together with interest on the amount of such judgment at the prime rate of Citibank N.A. in effect on the date that such payment was required to be made (in lieu of and not in addition to any other interest payable under applicable law).

    (d) This Section 7.5 shall survive any termination of this Agreement.

                                   ARTICLE 8
                               GENERAL PROVISIONS

    8.1 PUBLICITY. For so long as this Agreement is in effect, except as such party may be required by applicable law or applicable national stock exchange, SEC or NASD or other regulatory requirements, none of the Companies or the Purchaser shall, nor shall any of them permit any of their respective subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the Sale without the consent of the other party, which consent shall not be unreasonably withheld or delayed. Whenever any of the Companies or the Purchaser proposes to make a required press release or public announcement, it shall use its reasonable efforts to allow the other reasonable time to comment on such release or announcement in advance, but the final form and content of any such required release or announcement shall be at the discretion of the disclosing party.

    8.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been properly given if (i) delivered personally, (ii) sent by certified or registered mail, return receipt requested,
(iii) sent by overnight courier for delivery on the next Business Day, or
(iv) sent by confirmed telecopy, provided that a hard copy of all such telecopied materials is thereafter sent within 24 hours in the manner described in clauses (i), (ii) or (iii), to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

    (a) If to the Purchaser

           Sun Life Assurance Company of Canada
           One Sun Life Executive Park
           Wellesley Hills, MA 02481-5699
           Attention: Daniel Wood, Vice President--Strategic Ventures Telecopy No.: (781) 237-0707

                   and

           Sun Life Assurance Company of Canada
           One Sun Life Executive Park
           Wellesley Hills, MA 02481-5699
           Attention: Peter Demuth, Vice President and Chief Counsel U.S. Operations
           Telecopy No.: (781) 446-3250

                                     A-1-37
                   with a copy to:

           Mayer, Brown & Platt
           190 South LaSalle Street
           Chicago, IL 60603-3441
           Attention: Edward S. Best, Marc F. Sperber and D. Michael Murray Telecopy No.: (312) 701-7711

    (b) If to the Companies:

           Liberty Financial Companies, Inc.
           600 Atlantic Avenue
           Boston, MA 02210-2214
           Attention: Lindsay Cook, Executive Vice President
           Telecopy No.: (617) 720-5376

                   and

           Liberty Financial Companies, Inc.
           600 Atlantic Avenue
           Boston, MA 02210-2214
           Attention: Kevin M. Carome, Senior Vice President and General Counsel Telecopy No.: (617) 742-7338

                   with a copy to:

           Choate, Hall & Stewart
           Exchange Place
           53 State Street
           Boston, MA 02109
           Attention: William P. Gelnaw, Jr., Esq.
           Telecopy No.: (617) 248-4000

Notices provided in accordance with this Section 8.2 shall be deemed delivered
(i) on the date of personal delivery, (ii) on the date such notice is actually received or delivery thereof is refused at the specified address, or (iii) on the date of confirmation of receipt of the telecopy transmission, as the case may be.

    8.3 INTERPRETATION. When a reference is made in this Agreement to subsidiaries of the Purchaser or the Companies, the word "subsidiary" or "subsidiaries" means any corporation more than 50% of whose outstanding voting securities, or any partnership, joint venture or other entity more than 50% of whose total equity interests are, directly or indirectly, owned by the Purchaser or the Companies, as the case may be; and the word "affiliates" shall have the meaning assigned to such term under Rule 405 of the Securities Act. For purposes of this Agreement, the Companies shall not be deemed to be an affiliate or subsidiary of the Purchaser. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Inclusion of information in the Disclosure Schedule shall not be taken as an admission or acknowledgment of the materiality of such information.

    8.4 REPRESENTATIONS AND WARRANTIES; ETC. The representations and warranties of the Companies and the Purchaser contained herein shall expire with, and be terminated and extinguished upon, consummation of the Sale. This
Section 8.4 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Sale.

                                     A-1-38

    8.5  MISCELLANEOUS.

    (a) This Agreement together with the Confidentiality Agreement constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person any rights or remedies hereunder, create any agreement of employment with any person or otherwise (except for Sections 5.8 and 5.10) create any third-party beneficiary hereto. The rights of the parties under this Agreement shall not be assigned prior to the consummation of the Sale, or a termination pursuant to Article 7, provided, however, that the Purchaser may assign its rights and obligations in whole or in part to any of its affiliates, but no such assignment shall relieve the Purchaser of its obligations hereunder. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of Massachusetts, without giving effect to the principles of conflict of laws. This Agreement may be executed in one or more counterparts (including by facsimile transmission) which together shall constitute a single agreement. Any reference herein to any agreement shall be deemed to mean such agreement as it may be amended from time to time. All references to dollars in this Agreement and any agreements or other documents contemplated hereby shall be deemed to refer to United States dollars, unless specifically stated otherwise, and all amounts to be paid by any party under this Agreement or any agreement or other document contemplated hereby shall be made in United States dollars.

    (b) Each party hereby irrevocably and unconditionally consents and submits to the jurisdiction of the courts of Massachusetts and the United States of America located in Massachusetts for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by United States registered mail to the respective addresses set forth in Section 8.2 shall be effective service of process for any action, suit or proceeding brought against each party in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of Massachusetts or the United States of America located in Massachusetts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

    8.6 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect so long as the economic substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

               [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

                                     A-1-39

    IN WITNESS WHEREOF, the Purchaser and the Companies have caused this Agreement to be duly executed as of the date first above written by their respective officers thereunto duly authorized.

SUN LIFE ASSURANCE COMPANY OF CANADA           LIBERTY FINANCIAL COMPANIES, INC.

By: /s/ C. JAMES PRIEUR                        By: /s/ GARY L. COUNTRYMAN
   C. James Prieur                             Gary L. Countryman
   President and Chief Operating Officer       President and Chief Executive Officer

   and

By: /s/ JAMES A. MCNULTY III
   James A. McNulty III
   Executive Vice President

LIBERTY FINANCIAL SERVICES, INC.

By: /s/ GARY L. COUNTRYMAN
   Gary L. Countryman
   President and Chief Executive Officer

                                     A-1-40

              FORM OF AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

    This Amendment No. 1 to Stock Purchase Agreement (this "Amendment") dated as of 2001, is among Sun Life Assurance Company of Canada, a Canadian insurance corporation (the "Purchaser"), Liberty Financial Companies, Inc., a Massachusetts corporation ("LFC"), and Liberty Financial Services, Inc., a Massachusetts corporation ("LFS" and, together with LFC, the "Companies").

BACKGROUND

    On May 2, 2001, Sun Life and the Companies entered into a Stock Purchase Agreement (the "Original Agreement"). In accordance with Section 7.3 of the Original Agreement, the parties now wish to amend certain provisions of the Original Agreement upon the terms and conditions set forth herein. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Original Agreement.

AGREEMENT

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  AMENDMENT TO ORIGINAL AGREEMENT

        1.1 AMENDMENT TO SECTION 1.3 OF THE ORIGINAL AGREEMENT. Section 1.3 of the Original Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following:

           "Subject to and in accordance with this Agreement, after satisfaction or waiver of the conditions set forth in Article 6, other than those conditions that relate to actions to be taken at the Closing (as defined below), unless the parties otherwise agree in writing, the consummation of the Sale (the "Closing") shall take place at Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts, on the date (the "Closing Date") that is the first to occur of (a) the thirtieth calendar day, or, if such calendar day is not a Business Day (as defined below), the next succeeding Business Day, after satisfaction or waiver of the conditions set forth in
           Article 6, other than those conditions that relate to actions to be taken at the Closing or (b) the first Business Day following the completion of the Financing (as defined below). In any event, all of the conditions set forth in Article 6, other than those conditions that relate to actions to be taken at the Closing, must be satisfied or waived, unless the parties otherwise agree in writing, both at the beginning of the thirty (30) day period described in (a) above and at the time of Closing."

        AMENDMENT TO SECTION 7.1(F) OF THE ORIGINAL AGREEMENT. Section 7.1(f) of the Original Agreement is hereby amended by adding the following phrase immediately following the last word thereof: "; PROVIDED, FURTHER, HOWEVER, that the failure of the Purchaser to consummate the Closing on the Closing Date, as provided in Section 1.3 hereof, as a result of its failure to complete the Financing shall constitute a Terminating Purchaser Breach and shall not be subject to the thirty-day cure period described in the immediately preceding phrase."

1.  REPRESENTATIONS, WARRANTIES AND COVENANTS

        1.1. REPRESENTATIONS, WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants that it has the requisite legal power and authority to enter into this Amendment The execution and delivery of this Amendment by the Purchaser have been duly authorized by all necessary corporate action on the part of the Purchaser. This Amendment has been duly executed and delivered by the

                                     A-1-41

    Purchaser, constitutes its legally valid and binding obligation and is enforceable against Sun Life in accordance with its terms.

        1.2. REPRESENTATIONS AND WARRANTIES OF THE COMPANIES. Each of the Companies represents and warrants that it has the requisite legal power and authority to enter into this Amendment. The execution and delivery of this Amendment by each of the Companies have been duly authorized by all necessary corporate action on the part of each of the Companies. This Amendment has been duly authorized, executed and delivered by each of the Companies and constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms.

2.  MISCELLANEOUS

        2.1. GOVERNING LAW. This Amendment shall be governed in all respects, including validity, interpretation and effect, by internal laws of The Commonwealth of Massachusetts, without giving effect to principals of conflicts of laws.

        2.2. EFFECTS OF AMENDMENTS, NOWAIVER. Except as specifically amended hereby, the Original Agreement shall remain in full force and effect. Nothing in this Amendment shall be deemed to be a waiver of any right, term, condition or provision of the Original Agreement or to otherwise affect the rights of any party arising under or with respect to the Original Agreement.

        2.3. COUNTERPARTS. This Amendment may be executed in multiple counterparts (including by facsimile transmission) each of which shall constitute an original but all of which shall constitute but one and the same instrument.

                            [Signature page follows]

                                     A-1-42

    IN WITNESS WHEREOF, the parties, intending to be legally bound by the terms hereof, have hereunto set their hands, as if under seal, as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA           LIBERTY FINANCIAL COMPANIES, INC.

By:                                            By:
   Name:                                       Name:
   Title:                                      Title:

By:
   Name:
   Title:

LIBERTY FINANCIAL COMPANIES, INC.

By:
   Name:
   Title:

                                     A-1-43

                                                                    APPENDIX A-2

                             [SUN LIFE LETTERHEAD]

                                  May 2, 2001

Liberty Mutual Insurance Company
175 Berkeley Street
Boston, Massachusetts 02117

Ladies and Gentlemen:

    This letter is to confirm our agreement regarding all of the shares of common stock, $0.01 par value per share ("LFC COMMON STOCK"), of Liberty Financial Companies, Inc., a Massachusetts corporation (the "COMPANY"), beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by you and any other shares of LFC Common Stock as to which you may hereafter acquire beneficial ownership (the "SHARES"). In order to induce Sun Life Financial Company of Canada, a Canadian insurance corporation ("BUYER"), to enter into a Stock Purchase Agreement to be dated as of the date hereof among the Company, Liberty Financial Services, Inc., a Massachusetts corporation, and Buyer (the "STOCK PURCHASE AGREEMENT"), you hereby agree as follows:

    1. You hereby represent and warrant as to the Shares issued, outstanding and beneficially owned by you as of the date of this letter agreement that
(i) you are the sole owner of and have full right, power and authority to vote the Shares, and this letter agreement is a valid and binding agreement, enforceable against you, in accordance with its terms, and (ii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of, or conflict with, or default under, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound.

    2. You hereby agree not to sell, transfer or encumber the Shares prior to the first to occur of (i) the date on which the Stock Purchase Agreement is terminated in accordance with its terms and (ii) the date on which this letter agreement is terminated in accordance with its terms. Notwithstanding the foregoing, Buyer hereby acknowledges and agrees that you may encumber the Shares pursuant to a voting agreement or similar instrument to the extent that you execute such an agreement in connection with any transaction that effects the disposition of the Company's assets or businesses other than the Subsidiaries or the Business (in each case as defined in the Stock Purchase Agreement); provided, however, that any such voting agreement or similar instrument shall not adversely affect the Company's and the Buyer's ability to consummate the transactions contemplated by the Stock Purchase Agreement.

    3. You hereby agree to vote or cause to be voted all of the Shares (i) in favor of authorization of the Stock Purchase Agreement and the transactions contemplated thereby and (ii) against any other matters which would be inconsistent with the Stock Purchase Agreement or the transactions contemplated thereby. In furtherance of your voting agreement in this paragraph, you hereby revoke any and all previous proxies with respect to any of the Shares and grant to Buyer and such individuals or corporations as Buyer may designate an irrevocable proxy to vote all of the Shares owned by you in accordance with this paragraph on any matters which may be presented to shareholders of the Company with respect to any matters related to the Stock Purchase Agreement or the transactions contemplated thereby or any other matters which would be inconsistent with the Stock Purchase Agreement or the transactions contemplated thereby. You hereby acknowledge that the proxy granted by the foregoing is coupled with an interest and is irrevocable. In addition, you hereby agree to execute

                                     A-2-1

Liberty Mutual Insurance Company
May 2, 2001

such additional documents as Buyer may reasonably request to effectuate its proxy and voting rights under this paragraph.

    4. We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement
(i) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This letter agreement is not intended to confer upon any other person any rights or remedies hereunder.

    5. This letter agreement (including, without limitation, the proxy granted by paragraph 3 of this letter agreement) shall terminate when, and if, the Stock Purchase Agreement is terminated in accordance with its terms, and the parties hereto may also terminate this letter agreement at any time by mutual written consent.

    6. You acknowledge that irreparable damage to Buyer would occur in the event that you do not perform any provision of this letter agreement in accordance with its specific terms or otherwise breach this letter agreement. You agree that, in the event of any breach or threatened breach by you of any covenant or obligation contained in this letter agreement, Buyer shall be entitled to seek and obtain (i) a decree or order of specific performance to enforce the performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. You further agree that Buyer shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph 6, and you hereby irrecoverably waive any right that you may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

    7. This letter agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the Commonwealth of Massachusetts. Each of the parties shall pay its own expenses in connection with the execution and performance of this letter agreement.

    8. If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

               [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

                                     A-2-2

Liberty Mutual Insurance Company
May 2, 2001

    Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.



                                                      Sincerely,

                                                      SUN LIFE INSURANCE COMPANY OF CANADA

                                                      By: /s/ C. JAMES PRIEUR
                                                      Name: C. James Prieur
                                                      Title: President and Chief Operating Officer

                                                      and

                                                      By: /s/ JAMES A. MCNULTY, III
                                                      Name: James A. McNulty, III
                                                      Title: Executive Vice President

Acknowledged and agreed as of the date first above written:

LIBERTY MUTUAL INSURANCE COMPANY

By: /s/ J. PAUL CONDRIN
   Name: J. Paul Condrin
   Title: Senior Vice President and Chief Financial Officer

                                     A-2-3

                                                                    APPENDIX B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

                            DATED AS OF JUNE 4, 2001
                                    BETWEEN

                              FLEET NATIONAL BANK
                                  AS PURCHASER
                                      AND
                       LIBERTY FINANCIAL COMPANIES, INC.
                                      AND
                        LIBERTY FINANCIAL SERVICES, INC.
                                   AS SELLERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                            --------
STOCK PURCHASE AGREEMENT..................................................    B-1-1

BACKGROUND................................................................    B-1-1

ARTICLE 1
PURCHASE AND SALE.........................................................    B-1-2

         1.1  Purchase and Sale...........................................    B-1-2
         1.2  Payments at Closing.........................................    B-1-2
         1.3  Closing.....................................................    B-1-6
         1.4  Deliveries at Closing by the Company........................    B-1-6
         1.5  Deliveries at Closing by the Purchaser......................    B-1-6
         1.6  Section 338(h)(10) Election.................................    B-1-6

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...........................    B-1-7

         2.1  Organization and Qualification..............................    B-1-7
         2.2  Authority...................................................    B-1-7
         2.3  Compliance..................................................    B-1-8
         2.4  Certain Regulatory Filings..................................    B-1-9
         2.5  Broker's Fees...............................................    B-1-9
         2.6  Financing...................................................    B-1-9
         2.7  Litigation..................................................    B-1-9
         2.8  Taxes.......................................................    B-1-9

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND LFS.....................   B-1-10

         3.1  Organization and Qualification..............................   B-1-10
         3.2  Subsidiaries................................................   B-1-10
         3.3  Authority...................................................   B-1-11
         3.4  Compliance..................................................   B-1-11
         3.5  SEC Filings; Financial Statements...........................   B-1-12
         3.6  Litigation..................................................   B-1-13
         3.7  Changes.....................................................   B-1-13
         3.8  Transactions with Affiliates................................   B-1-13
         3.9  Employee Benefits and Contracts.............................   B-1-13
        3.10  Liens.......................................................   B-1-16
        3.11  Taxes.......................................................   B-1-16
        3.12  Compliance with Laws; Permits...............................   B-1-19
        3.13  Intellectual Property.......................................   B-1-19
        3.14  No Undisclosed Material Liabilities.........................   B-1-20
        3.15  Opinion of Financial Advisor; Brokers.......................   B-1-20
        3.16  Investment Advisory Activities..............................   B-1-20
        3.17  Registered Investment Companies.............................   B-1-21
        3.18  Material Contracts..........................................   B-1-24
        3.19  Vote Required...............................................   B-1-26
        3.20  Knowledge...................................................   B-1-26
        3.21  Takeover Statutes...........................................   B-1-26
        3.22  Certain Intercompany Transfers..............................   B-1-26
        3.23  Assets Transferred..........................................   B-1-26

                                    B-1-(i)

                                                                              PAGE
                                                                            --------
ARTICLE 4
CONDUCT OF BUSINESS.......................................................   B-1-26

         4.1  Conduct Prior to Closing....................................   B-1-26
         4.2  Notification of Certain Matters.............................   B-1-28
         4.3  Access to Information.......................................   B-1-29

ARTICLE 5
ADDITIONAL AGREEMENTS.....................................................   B-1-29

         5.1  Preparation of Proxy Statement..............................   B-1-29
         5.2  Board Recommendation........................................   B-1-29
         5.3  Fees and Expenses...........................................   B-1-29
         5.4  Additional Agreements.......................................   B-1-30
         5.5  No Solicitation.............................................   B-1-30
         5.6  Governmental Filings........................................   B-1-32
         5.7  Approval of New Fund Contracts..............................   B-1-32
         5.8  Indemnification.............................................   B-1-33
         5.9  Fair Price Structure........................................   B-1-34
        5.10  Certain Post-Sale Fund Matters..............................   B-1-34
        5.11  Continuing Employees........................................   B-1-35
        5.12  Tax Matters.................................................   B-1-37
        5.13  Interested Persons..........................................   B-1-40
        5.14  Other Confidentiality Agreements............................   B-1-40
        5.15  Intercompany Matters........................................   B-1-40
        5.16  Transfer of Records.........................................   B-1-41
        5.17  Series A Preferred Redemption...............................   B-1-41
        5.18  Crabbe Huson Agreement......................................   B-1-41

ARTICLE 6
CONDITIONS................................................................   B-1-41

         6.1  Conditions to Obligation of Each Party to Effect the Sale...   B-1-41
              Additional Conditions to Obligation of the Company to Effect
         6.2  the Sale....................................................   B-1-42
              Additional Conditions to Obligation of the Purchaser to
         6.3  Effect the Sale.............................................   B-1-42

ARTICLE 7
TERMINATION, AMENDMENT AND WAIVER.........................................   B-1-43

         7.1  Termination.................................................   B-1-43
         7.2  Effect of Termination.......................................   B-1-44
         7.3  Amendment...................................................   B-1-45
         7.4  Waiver......................................................   B-1-45
         7.5  Expenses; Termination Fee...................................   B-1-45

ARTICLE 8
GENERAL PROVISIONS........................................................   B-1-46

         8.1  Publicity...................................................   B-1-46
         8.2  Notices.....................................................   B-1-46
         8.3  Interpretation..............................................   B-1-47
         8.4  Representations and Warranties; etc.........................   B-1-47
         8.5  Miscellaneous...............................................   B-1-47
         8.6  Validity....................................................   B-1-48
         8.7  Waiver of Jury Trial........................................   B-1-48

                                    B-1-(ii)

                            STOCK PURCHASE AGREEMENT

    THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of June 4, 2001, is between FLEET NATIONAL BANK, a national banking association (the "Purchaser"), and LIBERTY FINANCIAL COMPANIES, INC, a Massachusetts corporation (the "Company"), and LIBERTY FINANCIAL SERVICES, INC., a Massachusetts corporation ("LFS").

                                   BACKGROUND

    A. LFS is a wholly-owned subsidiary of the Company. The Company, directly or through LFS, owns all of the issued and outstanding shares of capital stock and other equity interests of each of the entities set forth on Schedule A (collectively, the "Purchased Subsidiaries"). The Purchased Subsidiaries, together with their direct and indirect subsidiaries, each of which is listed in
Section 3.2 of the Disclosure Schedule (such subsidiaries, together with the Purchased Subsidiaries, the "Subsidiaries") constitute substantially all of the asset management segment of the Company's business (the "Business").

    B. The Company and LFS wish to sell, and the Purchaser wishes to buy, all of the outstanding shares of capital stock and other equity interests of the Purchased Subsidiaries, on the terms and conditions set forth herein (the "Sale"). The Board of Directors of the Company has duly approved the Sale and the Board of Directors and the sole stockholder of LFS have duly approved the Sale.

    C. The Company, LFS and Sun Life Assurance Company of Canada (the "Annuity Purchaser") have entered into a stock purchase agreement dated as of May 2, 2001 (the "Annuity Purchase Agreement"), pursuant to which the Annuity Purchaser is to acquire the subsidiaries of the Company that constitute the annuity segment of the Company's business (the "Annuity Sale"). In connection with such stock purchase agreement, the Annuity Purchaser and the Company entered into a transition services and indemnification agreement (the "Transition Services Agreement") dated as of May 2, 2001, pursuant to which, among other things, the Annuity Purchaser has agreed to indemnify the Purchaser and the Company from and against any losses suffered by the Purchaser and the Company arising from past or future operations of the Company's annuity segment and to provide the Purchaser with certain services for a transition period following the Closing (as defined below), and, simultaneously with the execution of this Agreement, the Company and the Purchaser are entering into (i) a letter agreement with respect to the operation of the Transition Services Agreement in the event the transactions contemplated by this Agreement are consummated prior to the Annuity Sale and (ii) a separate letter agreement with respect to certain other matters addressed in the Transition Services Agreement (together, the "Transition Letter Agreement").

    D. Simultaneously with the execution of this Agreement, (i) the Purchaser, Liberty Mutual Insurance Company ("LMIC") and the Company are entering into a license agreement with respect to the use of, among other things, the "Liberty" name and logo (the "License Agreement") and (ii) LMIC and the Purchaser are entering into an agreement with respect to indemnification by LMIC of the Purchaser for certain tax-related liabilities (the "LMIC Indemnification Agreement").

    E. Simultaneously with the execution of this Agreement, LMIC is entering into a voting and support agreement (the "Voting Agreement") with the Purchaser pursuant to which LMIC has agreed to vote all shares of the Company's common stock that it holds in favor of the Sale.

    F. Simultaneously with the execution of this Agreement, the Company is entering into a Merger Agreement with LMIC and a wholly owned subsidiary of LMIC pursuant to which the shareholders of the Company other than LMIC will receive in exchange for their shares the cash consideration specified in the Merger Agreement and the Company will become a wholly owned subsidiary of LMIC.

                                     B-1-1

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchaser and the Company and LFS hereby agree as follows:

                                   ARTICLE 1
                               PURCHASE AND SALE

    9.1 PURCHASE AND SALE. Subject to the terms and conditions hereof, at the Closing (as defined below), the Company and LFS shall sell, transfer, assign and deliver to the Purchaser, and the Purchaser shall purchase from the Company and LFS all outstanding shares of capital stock and other equity interests of each Purchased Subsidiary (the "Purchased Securities"), free and clear of all mortgages, security interests, claims, pledges, liens, charges and encumbrances (the "Encumbrances"), other than restrictions under applicable securities laws and other than those created by the Purchaser.

    1.2  PAYMENTS AT CLOSING.

    (a) At the Closing, the Purchaser shall pay to the Company and LFS an aggregate purchase price for the Purchased Securities (the "Purchase Price") determined in accordance with Section 1.2(b) by wire transfer of immediately available funds to an account designated in writing by the Company to the Purchaser not less than two Business Days (as defined below) prior to the Closing Date. The Purchase Price shall be allocated among the Purchased Securities in the manner set forth in Section 1.6. The parties shall report, act and file in all respects and for all purposes in a manner consistent with that allocation.

    (b) The Purchase Price shall be $900,000,000, subject to adjustment as follows:

        (i) If the Closing Date Revenue Run Rate (as defined below) exceeds or is less than the December 31 Revenue Run Rate (as defined below) by more than 10%, then the Purchase Price shall be adjusted, upward if Closing Date Revenue Run Rate is greater than December 31 Revenue Run Rate and downward if Closing Date Revenue Run Rate is less than December 31 Revenue Run Rate. The amount of the Purchase Price adjustment shall be $18,000,000 (i.e., 2% of the unadjusted Purchase Price) for each percentage point that Closing Date Revenue Run Rate exceeds (or is less than) such 10% threshold, up to a maximum differential of 20% (so that the maximum Purchase Price adjustment pursuant to this clause (i) would be $180,000,000). For the purposes of this Agreement:

    "December 31 Revenue Run Rate" shall equal the sum of (i) Initial Equity Run Rate (as defined below), (ii) Initial Taxable Fixed Income Run Rate (as defined below), (iii) Initial Tax Exempt Run Rate (as defined below), (iv) Initial Money Market Run Rate (as defined below), and (v) Initial Variable Annuity Run Rate (as defined below), where:

    - "Initial Equity Run Rate" equals (x) assets contained in primarily equity portfolios at December 31, 2000, as set forth on Exhibit A ("Initial Equity Assets"), times (y) .66%;

    - "Initial Taxable Fixed Income Run Rate" equals (x) assets contained in primarily fixed income portfolios at December 31, 2000, as set forth on Exhibit A ("Initial Taxable Fixed Income Assets"), times (y) .30%;

    - "Initial Tax Exempt Run Rate" equals (x) assets contained in primarily municipal bond portfolios at December 31, 2000, as set forth on Exhibit A ("Initial Tax Exempt Assets"), times (y) .60%;

    - "Initial Money Market Run Rate" equals (x) assets contained in money market portfolios at December 31, 2000, as set forth on Exhibit A ("Initial Money Market Assets"), times (y) .40%; and

                                     B-1-2

    - "Initial Variable Annuity Run Rate" equals (x) assets contained in variable annuity portfolios at December 31, 2000, as set forth on Exhibit A ("Initial Variable Annuity Assets"), times (y) .45%.

    "Closing Date Revenue Run Rate" shall equal the sum of (i) Closing Date Equity Run Rate (as defined below), (ii) Closing Date Taxable Fixed Income Run Rate (as defined below), (iii) Closing Date Tax Exempt Run Rate (as defined below), (iv) Closing Date Money Market Run Rate (as defined below) and
(v) Closing Date Variable Annuity Run Rate (as defined below), where:

    - "Closing Date Equity Run Rate" equals the product of (x) the sum of Initial Equity Assets plus Equity Net Flows (as defined below) times
      (y) .66%;

    - "Closing Date Taxable Fixed Income Run Rate" equals the product of
      (x) the sum of Initial Taxable Fixed Income Assets plus Taxable Fixed Income Net Flows (as defined below) times (y) .30%;

    - "Closing Date Tax Exempt Run Rate" equals the product of (x) the sum of Initial Tax Exempt Assets plus Tax Exempt Net Flows (as defined below) times (y) .60%;

    - "Closing Date Money Market Run Rate" equals the product of (x) the sum of Initial Money Market Assets plus Money Market Net Flows (as defined below) times (y) .40%; and

    - "Closing Date Variable Annuity Run Rate" equals the product of (x) the sum of the Initial Variable Annuity Assets plus Variable Annuity Net Flows (as defined below) times (y) .45%.

    "Equity Net Flows," "Taxable Fixed Income Net Flows," "Tax Exempt Net Flows," "Money Market Net Flows" and "Variable Annuity Net Flows" mean, respectively, for the period from January 1, 2001 through and including the Closing Calculation Date, (x) the aggregate of all purchases (net of sales charges and commissions, if any) of and exchanges into shares of, or other additions (excluding reinvestment of dividends or income) to, equity, taxable fixed income, tax exempt bond, money market and variable annuity portfolios (including, without limitation, portfolios that are established after December 31, 2000), minus (y) the aggregate of all redemptions, exchanges or withdrawals (excluding dividends or other income distributions) from such equity, taxable fixed income, tax exempt bond, money market and variable annuity portfolios. Where a Net Flow is negative, it shall be treated as a negative number for the purposes of all calculations in this Section 1.2 (i.e., adding Net Flow that is negative will result in a reduction, and subtracting a Net Flow that is negative will result in an increase).

    "Closing Calculation Date" means the end of the Interim Period (as defined below).

        (ii) The Purchase Price shall also be adjusted upward by the amount of any increase, and downward by the amount of any decrease, in Closing Tangible Net Worth of the Subsidiaries from $149,142,554 (the tangible net worth of the Subsidiaries as of March 31, 2001 computed as set forth on Exhibit B). For the purposes of this Agreement:

    "Closing Tangible Net Worth" means, as of the Closing Date, (a) estimated stockholder's equity, minus (b) all amounts in respect of estimated goodwill and intangible assets, minus (c) any increase (or plus any decrease) in estimated stockholder's equity for the period from April 1, 2001 through the Closing Date resulting from the application of the Financial Accounting Standards Board's Statement No. 115 to investment assets, plus (d) the amount of any estimated impairment write-offs of deferred distribution costs during the period from April 1, 2001 through the Closing Date, net of any related tax benefits, all of the foregoing determined for all of the Subsidiaries on a consolidated (or combined) basis in accordance with generally accepted accounting principles and in a manner consistent with the calculation of tangible net worth of the Subsidiaries as of March 31, 2001 set forth on Exhibit B.

                                     B-1-3

        (iii) If there is an AUM Market Decline (as defined below) of more than 20%, then the Purchase Price shall be reduced by $6,300,000 (i.e., .70% of the unadjusted Purchase Price) for every 1% of AUM Market Decline in excess of 20%. For the purposes of this provision:

    - "AUM Market Decline" means the result, stated as a percentage, of the calculation (a) March 31, 2001 AUM minus Closing AUM, divided by
      (b) March 31, 2001 AUM; provided, if Closing AUM is greater than March 31, 2001 AUM, then AUM Market Decline shall be zero.

    - "March 31, 2001 AUM" means the sum, as of 4:00 p.m. (New York time) on March 31, 2001, of (i) the aggregate net asset values, calculated in accordance with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, of the Funds (as hereinafter defined) and the Offshore Funds (as hereinafter defined) plus (ii) the aggregate net asset values, determined in substantially the same manner, of the accounts managed by the Subsidiaries for investment advisory clients (other than the Funds and the Offshore Funds) ("Non-Fund Clients"). Exhibit C sets forth the March 31, 2001 AUM.

    - "Closing AUM" means (i) the aggregate net asset values of the Funds, Offshore Funds and accounts managed by the Subsidiaries for Non-Fund Clients, as of 4:00 p.m. (New York time) on the Closing Calculation Date (or if the Closing Calculation Date is not a trading day, then on the immediately preceding trading day), prepared in the same manner as for March 31, 2001 AUM, minus (ii) Equity Net Flows, minus (iii) Taxable Fixed Income Net Flows, minus (iv) Tax Exempt Net Flows, minus (v) Money Market Net Flows, minus (vi)Variable Annuity Net Flows.

        (iv) The Purchase Price shall be (a) increased by the net unpaid amount, if any, estimated to be due to the Company from the Subsidiaries pursuant to Sections 5.12(b)(i) and 5.15 as of the Closing and (b) decreased by the net unpaid amount, if any, estimated to be due to the Subsidiaries from the Company pursuant to Sections 5.12(b)(ii) and 5.15 as of the Closing, in each case such estimate to be prepared on the fourth Business Day prior to the Closing Date.

Whenever this Section 1.2 requires that Closing Date Revenue Run Rate or Closing AUM be determined as of a date other than the Closing Calculation Date, or that Closing Tangible Net Worth or the adjustments pursuant to
Section 1.2(b)(iv) be determined as of a date other than the Closing Date, such determinations shall be as of the date specified, as if the date specified were the Closing Calculation Date or the Closing Date, as the case may be.

    (c) For purposes of this Agreement, the last day of the month which the Purchaser and the Company shall mutually estimate to be two (2) months prior to the Closing Date is hereinafter referred to as the "Initial Determination Date." On or before the date which is twenty (20) days after the Initial Determination Date, the Company will deliver to the Purchaser draft calculations (the "Draft Initial Calculations") setting forth a determination of (i) the Closing Date Revenue Run Rate as of the Initial Determination Date, (ii) Closing AUM as of the Initial Determination Date, (iii) Closing Tangible Net Worth as of the Initial Determination Date, and (iv) any proposed adjustments to the Purchase Price relating to subsections (i), (ii), (iii) and (iv) of Section 1.2(b). The Draft Initial Calculations shall be determined in accordance with generally accepted accounting principles and in a manner consistent with this
Section 1.2.

    (d) If the Purchaser has any objections to the Draft Initial Calculations or the principles used in the preparation thereof, it will deliver a detailed statement describing its objections to the Company within fifteen (15) days after receiving the Draft Initial Calculations. If no such statement is delivered by the Purchaser on or prior to the end of such fifteen (15) day period, the Draft Initial Calculations shall be deemed accepted by the Purchaser and the Purchase Price shall be as determined in accordance with the Draft Initial Calculations, subject to the determination of the Interim Period Calculations referred to in Section 1.2(e) below. Purchaser and the Company will use reasonable efforts to resolve any objections to the Draft Initial Calculations themselves. If the parties do not obtain a

                                     B-1-4
final resolution of any such objections within five (5) days after the Company has received the statement of objections, then the remaining objections (the "Unresolved Initial Calculations Objections") will be resolved in the manner provided in Section 1.2(g) hereof.

    (e) For purposes of this Agreement, the period between the Initial Determination Date and the last day of the month immediately preceding the Closing Date (or if the Closing Date is on or before the twentieth day of any month, the last day of the second month immediately preceding the Closing Date) is hereinafter referred to as the "Interim Period". At least ten (10) days prior to the Closing Date, the Company will deliver to the Purchaser draft calculations (the "Draft Interim Period Calculations") setting forth a determination of (i) the Closing Date Revenue Run Rate as of the last day of the Interim Period, (ii) Closing AUM as of the last day of the Interim Period,
(iii) Closing Tangible Net Worth as of the last day of the Interim Period and
(iv) any proposed adjustments to the Purchase Price relating to subsections (i),
(ii), (iii) and (iv) of Section 1.2(b). The Draft Interim Period Calculations shall be determined in accordance with generally accepted accounting principles and in a manner consistent with the Draft Initial Calculations (as finally determined) and this Section 1.2.

    (f) If the Purchaser has any objections to the Draft Interim Period Calculations, it will deliver a detailed statement describing its objections to the Company within two (2) Business Days after receiving the Draft Interim Period Calculations. If no such statement is delivered by the Purchaser on or prior to the end of such two (2) Business Day period, the Draft Interim Period Calculations shall be deemed accepted by the Purchaser and the Purchase Price shall be as determined in accordance with the Draft Interim Period Calculations, consistent with the Draft Initial Calculations (as finally determined) and subject to the determination of the Final Calculations referred to in
Section 1.2(i). The Purchaser and the Company will use reasonable efforts to resolve any objections to the Draft Interim Period Calculations themselves. If the parties do not obtain a final resolution of such objections within one
(1) Business Day after the Company has received the statement of objections, any remaining objections to the Draft Interim Period Calculations (the "Unresolved Interim Period Objections") will be resolved in the manner provided in
Section 1.2(g) hereof.

    (g) In the event that there are any Unresolved Initial Calculations Objections or Unresolved Interim Period Objections (collectively, "Objections"), the Purchaser and the Company will select an accounting firm mutually acceptable to them to resolve any such Objections. If the Purchaser and the Company are unable to agree on the choice of an accounting firm, they will select a "big-five" accounting firm (other than Purchaser's public accounting firm or the Company's public accounting firm or LMIC's public accounting firm) by lot (the "Independent Accountant"), which shall be jointly instructed by the Purchaser and the Company to resolve any Objections. The Independent Accountant shall conduct its review of the Draft Preliminary Closing Calculations and the Draft Interim Period Calculations and any supporting documentation as the Independent Accountant in its sole discretion deems necessary, and the Independent Accountant shall conduct such hearings or hear such presentations by the parties as the Independent Accountant in its sole discretion deems reasonably necessary. The Independent Accountant shall, as promptly as practicable and in no event later than ten (10) days following the date of its retention, deliver to each of the Purchaser and the Company its written determinations with respect to the Objections, which will be conclusive and binding upon the parties; provided, that, in resolving any Objection, the Independent Accountant must adopt either the Purchaser's determination, the Company's determination or a determination that is between the positions of the Purchaser and the Company with respect to such Objection. All of the fees and expenses of the Independent Accountant retained pursuant to this Section 1.2(g) shall be paid by the Purchaser, if the Independent Accountant agrees with the positions asserted by the Company; shall be paid by the Company, if the Independent Accountant agrees with the positions asserted by the Purchaser; or shall be split evenly by the Purchaser and the Company if the Independent Accountant does not agree with either the Purchaser or the Company. Upon the delivery of the written determinations of the Independent Accountant with respect to the Objections, the parties hereto shall

                                     B-1-5
determine the Purchase Price pursuant to this Section 1.2 hereof in accordance with such written determinations of the Independent Accountant subject to
Section 1.2(i).

    (h) The Company will make the work papers and back-up materials used in preparing the Draft Initial Determination Date Calculations, the Draft Interim Period Calculations and the Final Calculations available to the Purchaser at reasonable times and upon reasonable notice at any time.

    (i) On or before the third Business Day preceding the Closing Date, the Company will deliver to the Purchaser calculations (the "Final Calculations") setting forth a determination of the estimated Closing Tangible Net Worth as of the Closing Date and any estimated net unpaid amounts due under Sections 5.12(b)(i) and (ii) and 5.15, as of the Closing Date. The Final Calculations shall be prepared in a manner consistent with generally accepted accounting principles and the Initial Determination Date Calculations and the Interim Period Calculations, including without limitation any written determinations of the Independent Accountant pursuant to Section 1.2(g). The Purchase Price shall be adjusted to reflect the determination of the estimated Closing Tangible Net Worth as of the Closing Date, which determination shall be reasonably acceptable to the Purchaser. To the extent that there are any net unpaid amounts due under Sections 5.12(b)(i) and (ii) and 5.15, the Purchase Price shall be adjusted accordingly under Section 1.2(b)(iv).

    1.3 CLOSING. Subject to and in accordance with this Agreement, the consummation of the Sale (the "Closing") will take place at Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts, on the third Business Day (as defined below) (the "Closing Date") after satisfaction or waiver of the conditions set forth in Article 6, other than those conditions that relate to actions to be taken at the Closing. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in Boston, Massachusetts are not open for business.

    1.4 DELIVERIES AT CLOSING BY THE COMPANY. At the Closing, and upon satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.2, the Company will deliver or cause to be delivered to the Purchaser the instruments, certificates and other documents required of it by Section 6.3.

    1.5 DELIVERIES AT CLOSING BY THE PURCHASER. At the Closing, and upon satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.3, the Purchaser will deliver or cause to be delivered to the Company the Purchase Price and the instruments, certificates and other documents required of it by
Section 6.2.

    1.6  SECTION 338(H)(10) ELECTION.

    (a) The Purchaser will join with the Company and LFS in making an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder (and any corresponding elections under state, local or foreign law) with respect to the purchase of the capital stock of those Subsidiaries set forth in Section 1.6(a) of the Disclosure Schedule (collectively, the "Section 338(h)(10) Election"). All Section 338 Forms will be prepared by the Purchaser, subject to written approval by the Company. The Purchaser shall submit any such Section 338 Form to the Company at least thirty
(30) days prior to its due date for review and approval. "Section 338 Forms" shall mean all returns, documents, statements and other forms that are required to be submitted to any federal, state, county or other local taxing authority in connection with a Section 338(h)(10) Election, including without limitation, any "statement of Section 338 election" and Internal Revenue Service Form 8023 (together with any schedules or attachments thereto) that are required pursuant to applicable Treasury Regulations.

    (b) The allocation of the Purchase Price among the Purchased Securities shall be made on the basis of the relative fair market values of the Purchased Securities. The allocation of the "aggregate deemed sale price" as defined in Treasury Regulation Section 1.338-4(b) for each Subsidiary shall be made with reference to that Purchase Price allocation and in accordance with Sections 338 and 1060 of the Code and any comparable provisions of state, local or foreign law, as appropriate. The procedures

                                     B-1-6
for creating a schedule setting forth such Purchase Price and "aggregate" deemed sales price allocations shall be as follows (the "Allocation Schedule"):
(i) the Purchaser shall prepare and deliver the Allocation Schedule to the Company no later than ninety (90) days after the Closing Date (the "Delivery Date"); the Company shall have thirty (30) days from the date that the Purchaser delivers the Allocation Schedule to the Company to review the Allocation Schedule and provide reasonable written comments on such Allocation Schedule (the "Company's Comments"); if the Company does not deliver to the Purchaser the Company's Comments within thirty (30) days after the day the Purchaser delivers the Allocation Schedule to the Company, the Company will be deemed to have accepted and agreed to the allocations made on the Allocation Schedule; (ii) if the Purchaser does not deliver the Allocation Schedule to the Company prior to midnight Eastern Time on the Delivery Date, then the Company shall prepare the Allocation Schedule and will deliver the Allocation Schedule to the Purchaser within sixty (60) days after the Delivery Date; the Purchaser shall have thirty
(30) days from the date the Company delivers the Allocation Schedule to the Purchaser to review the Allocation Schedule and provide reasonable written comments on such Allocation Schedule ("Purchaser's Comments") to the Company; if the Purchaser does not deliver to the Company the Purchaser's Comments within thirty (30) days after the day the Company delivers the Allocation Schedule to the Purchaser, the Purchaser will be deemed to have accepted and agreed to the allocations made on the Allocation Schedule by the Company. In case of any disagreement with respect to allocation, the parties hereto agree to work in good faith to resolve their differences with respect to the Allocation Schedule no later than 210 days after the Closing Date. The parties shall report, act and file in all respects and for all purposes in a manner consistent with the Allocation Schedule that they agree upon.

                                   ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

    The Purchaser represents and warrants to the Company and LFS that:

    2.1 ORGANIZATION AND QUALIFICATION. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority to carry on its business as now conducted or contemplated to be conducted and is, or will cause the actual purchaser to be, an entity that is eligible to make a
Section 338(h)(10) Election. The Purchaser is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder.

    2.2 AUTHORITY. The Purchaser has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Purchaser and no other corporate proceedings on the part of the Purchaser (including without limitation shareholder actions) are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms subject with respect to enforceability to the effect of receivership, conservatorship and supervisory powers of bank regulatory agencies generally and the effect of bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies.

                                     B-1-7

    2.3  COMPLIANCE.

    (a) Neither the execution and delivery of this Agreement by the Purchaser, nor the consummation by the Purchaser of the transactions contemplated hereby nor compliance by the Purchaser with any of the provisions hereof will
(i)(x) violate, conflict with or result in a breach of any provision of the charter documents or by-laws of the Purchaser or (y) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the material properties or assets of the Purchaser or any other material direct or indirect subsidiary of the Purchaser under any note, bond, mortgage, indenture, deed of trust, license, lease, or other agreement, instrument or obligation to which the Purchaser is a party, or to which any of them, or any of their respective properties or assets, may be subject, or (ii) subject to the exceptions and compliance with the statutes and regulations referred to in the next paragraph, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser or any of its properties or assets; except, in the case of each of clauses (i)(y) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Encumbrances that would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder.

    (b) Other than in connection with or in compliance with the provisions of the Massachusetts Business Corporation Law ("MBCL"), the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), other applicable securities laws, state and federal banking and insurance laws, "takeover" or "blue sky" laws of various states, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the "Hart-Scott-Rodino Act"), and the rules and regulations of the New York Stock Exchange, the National Association of Securities Dealers, Inc. (the "NASD") and the National Futures Association and other applicable self-regulatory organizations and agencies (each of such laws, rules or regulations being referred to as the "Applicable Laws") as set forth in
Section 2.3(b) of the disclosure schedule previously delivered to the Company (the "Purchaser Required Consents"), no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority (each a "Government Entity") or any governmental or non-governmental self-regulatory organization or agency is necessary for the consummation by the Purchaser of the transactions contemplated by this Agreement, unless the failure to give such notices, make such filings, or obtain such authorizations, consents or approvals that would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder.

    (c) As of the Closing, the Purchaser will not be subject to disqualification pursuant to Section 203(e) of the Investment Advisers Act regarding service as a registered investment adviser or as a person associated with a registered investment adviser, or subject to disqualification to serve as a broker-dealer under Section 15 of the Exchange Act unless in each case the Purchaser has received exemptive relief from the Securities and Exchange Commission (the "SEC") with respect to such disqualification or except as would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder. As of the Closing, neither the Purchaser nor any "affiliated person" (as defined under the Investment Company Act) thereof will be subject to disqualification regarding service as an investment adviser or any other capacity contemplated by the Investment Company Act for any investment company under Section 9(a) of the Investment Company Act unless in each case the Purchaser has received exemptive relief from the SEC with respect to such disqualification or except as would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Purchaser to perform its obligations hereunder. Neither the Purchaser nor any of its direct or indirect subsidiaries has entered into or is subject to any agreement, arrangement or understanding that would impose on any of the Funds (as defined below) an "unfair burden" within the meaning of Section 15(f)(1)(B) of the Investment Company Act.

                                     B-1-8

    2.4  CERTAIN REGULATORY FILINGS.

    (a) The information supplied in writing by the Purchaser for inclusion in the proxy statement of the Company to be mailed to the holders of the Company's capital stock ("the Company's Stockholders") in connection with their authorization of the Sale (the "Proxy Statement"), on the date the Proxy Statement is filed with the SEC, on the date the Proxy Statement is first sent or given to the Company's Stockholders, and on the date of the meeting of the Company's Stockholders, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Purchaser agrees to provide in writing all information concerning the Purchaser and its affiliates required to be included in the Proxy Statement under the Exchange Act and the rules and regulations thereunder. The Purchaser agrees promptly to correct such information if and to the extent that such information shall have become false or misleading in any material respect.

    (b) The information supplied in writing by the Purchaser for inclusion in each of the proxy solicitation materials to be distributed to the shareholders of each Fund, on the date such materials are filed with the SEC, on the date such materials are first sent or given to the shareholders, and on the date of the meeting of the shareholders, shall not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Purchaser agrees to provide in writing all information concerning the Purchaser and its affiliates required to be included in a Fund's proxy statement under the Exchange Act, the Investment Company Act or the rules and regulations thereunder. The Purchaser agrees to promptly provide the Company with any information reasonably necessary to allow the Company to correct such information if and to the extent that the information provided by the Purchaser (including without limitation information concerning its affiliates) for inclusion in a Fund's proxy statement becomes false or misleading in any material respect.

    2.5 BROKER'S FEES. Except for Goldman, Sachs & Co. (the fees of which shall be paid by the Purchaser), no agent, broker, person or firm acting on behalf of the Purchaser is or will be entitled to any financial advisory, commission or broker's or finder's fee from any of the parties hereto in connection with any of the transactions contemplated herein.

    2.6 FINANCING. At the Closing, the Purchaser will have immediately available funds sufficient to consummate the Sale and to fulfill its obligations hereunder. The Purchaser understands that there is no financing condition to the obligations of the Purchaser hereunder.

    2.7 LITIGATION. There is no suit, action or legal, administrative, arbitration or other proceeding or governmental investigation pending or, to the knowledge of the Purchaser, threatened, to which the Purchaser is a party which, considered individually or in the aggregate, would reasonably be expected to materially impair the Purchaser's ability to perform its obligations under this Agreement. For purposes of this Section 2.7 and all certificates and other documents delivered in connection herewith, the terms "Purchaser's knowledge," "knowledge of the Purchaser," "Purchaser's best knowledge," "best knowledge of the Purchaser" and similar phrases shall mean the actual knowledge (after giving effect to things actually forgotten) of the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Purchaser.

    2.8 TAXES. The Purchaser represents that it has no plan or intention to liquidate and that it has no plan or intention to transfer the shares of the Subsidiaries set forth on Section 1.6(a) of the Disclosure Schedule to any entity that is not treated as a corporation (or a division or branch of a corporation) for federal income tax purposes.

                                     B-1-9

                                   ARTICLE 3
             REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND LFS

    The Company and LFS, jointly and severally, represent and warrant to the Purchaser that except as set forth on a disclosure schedule previously delivered to the Purchaser (the "Disclosure Schedule") (it being understood that the disclosure of any fact or item in a section of the Disclosure Schedule shall be deemed to modify only the corresponding section of this Agreement and other sections of this Agreement to the extent it is explicit from a reading of the disclosure that the disclosure is applicable to such other sections):

    3.1 ORGANIZATION AND QUALIFICATION. Each of the Company and LFS is a corporation duly organized, validly existing and in good standing under the laws of Massachusetts and has all requisite corporate power and authority to carry on its business as it is now being conducted or contemplated to be conducted.

    3.2 SUBSIDIARIES. Section 3.2 of the Disclosure Schedule sets forth for each Subsidiary (a) its name and jurisdiction of organization and (b) the amount of capital stock or other equity interests authorized, issued and outstanding and the names of the record holders thereof. No securities of any of the Subsidiaries are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any Subsidiary. There are no contracts, commitments, understandings or arrangements by which the Subsidiary is bound to purchase shares of a Subsidiary's capital stock (or its equivalent) or securities convertible into or exchangeable for such shares or similar interests and there are no agreements or understandings to which the Company, LFS or any of the Subsidiaries is a party with respect to voting the capital stock (or its equivalent) of any Subsidiary. All of the outstanding capital stock and other equity interests of each Subsidiary has been and is duly authorized, validly issued, fully paid and non-assessable, and, other than the Purchased Securities, are held beneficially and of record by a Subsidiary, free and clear of any Encumbrances of any kind other than restrictions under applicable securities laws and other than those created by the Purchaser. The Purchased Securities are owned by the Company or LFS, beneficially and of record, free and clear of any Encumbrances of any kind other than restrictions under applicable securities laws and other than those created by the Purchaser. Each Subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the requisite power and authority to carry on its business as it is now being conducted. Each Subsidiary is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect (as defined below). Copies of the charter documents, by-laws and corporate record books of each Subsidiary have heretofore been made available to the Purchaser and are accurate and complete as of the date hereof. Except as set forth in Section 3.2 of the Disclosure Schedule, none of the Subsidiaries has any subsidiaries or direct or indirect equity or related interest in any partnership, corporation, limited liability company, joint venture, business association or other entity constituting 5% of the voting stock or equity of such entity.

    For purposes of this Agreement, "Company Material Adverse Effect" shall mean any change, effect or circumstance that (A) is or would reasonably be expected to be materially adverse to the assets, condition (financial or otherwise), business, operations or results of operations of the Subsidiaries taken as a whole, or (B) would prevent the performance by the Company or LFS of their respective obligations under this Agreement or would reasonably be expected to delay the performance by the Company or LFS of their respective obligations under this Agreement beyond the Outside Date (as defined below), other than
(1) changes, effects or circumstances that (x) result from changes in general economic or debt or equity market conditions or (y) are the result of factors generally affecting

                                     B-1-10
the asset management industry or are the result of any changes in any regulation or statute that has or would reasonably be expected to have an industry-wide effect, or (2) changes in generally accepted accounting principles or changes in laws or regulations or the interpretation thereof by courts or any Government Entity; provided that in the case of either clause (1) or (2), to be excluded, such changes, effects or circumstances must not reasonably be expected to result in a materially more adverse effect on the assets, condition (financial or otherwise), business, operations or results of operations of the Subsidiaries taken as a whole, as compared to the effects generally on other asset management businesses. Notwithstanding the foregoing, (i) Company Material Adverse Effect shall not include any adverse change, effect or circumstance arising out of or resulting from actions contemplated by the parties in connection with this Agreement (including, without limitation, any adverse change, effect or circumstance arising as a result of compliance with Section 4.1 of this Agreement) or that is attributable to the announcement, pending status or performance of this Agreement (including, without limitation, the fact that the subsidiaries of the Company other than the Subsidiaries are not being sold to the Purchaser) and (ii) neither any adverse change in the Company's stock price nor a negative Interim Run Rate nor decrease in Tangible Net Worth nor a failure to obtain any of the approvals or consents contemplated by Section 5.7(a),
(d) or (e) shall be taken into account in determining whether there has been a Company Material Adverse Effect.

    3.3  AUTHORITY.

    (a) The Company has all requisite corporate power and authority to enter into this Agreement, and, subject to the approval of the Company's Stockholders referred to in Section 3.19 of this Agreement, to perform its obligations hereunder and consummate the transactions contemplated hereby. LFS has all requisite corporate power and authority to enter into this Agreement, and, subject to the approval of the Company's Stockholders referred to in
Section 3.19 of this Agreement, to perform its obligations hereunder and consummate the transactions contemplated hereby.

    (b) The Company's Board of Directors has duly adopted resolutions
(i) authorizing the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and
(ii) approving the Sale. The Company's Board of Directors has, in addition, duly adopted resolutions (i) determining that the Sale is fair to, advisable and in the best interests of the Company's Stockholders and (ii) recommending authorization of the Sale by the Company's Stockholders. LFS's Board of Directors and sole stockholder have duly adopted resolutions authorizing the execution and delivery of this Agreement and the consummation by LFS of the transactions contemplated hereby by LFS.

    (c) Except for the approval of the Company's Stockholders referred to in
Section 3.19 of this Agreement, no further corporate proceedings on the part of the Company or LFS are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

    (d) This Agreement has been duly executed and delivered by each of the Company and LFS and constitutes a legal, valid and binding obligation of the Company and LFS, enforceable against the Company and LFS, respectively, in accordance with its terms subject with respect to enforceability to the effect of receivership, conservatorship and supervisory powers of regulatory agencies generally and the effect of bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies.

    3.4  COMPLIANCE.

    (a) Neither the execution and delivery of this Agreement by the Company and LFS, nor the consummation by the Company and LFS of the Sale, nor compliance by the Company and LFS with any of the provisions hereof will (i)(x) violate, conflict with, or result in a breach of any provision of

                                     B-1-11
the charter or by-laws of the Company, LFS or any of the Subsidiaries, or
(y) provided that all notices, filings, authorizations, consents and approvals contemplated by Sections 3.4(b) and 5.7 or otherwise set forth in
Section 3.4(a) of the Disclosure Schedule (collectively, the "Necessary Consents") have been obtained prior to the Closing, violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance or payment required by, or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the properties or assets of any of the Company, LFS or the Subsidiaries, under any note, bond, mortgage, indenture, deed of trust, license, lease, joint venture agreement or any other agreement, instrument or obligation to which any of Company, LFS or the Subsidiaries is a party or to which any of them or any of their respective properties or assets may be subject or (ii) subject to the requirement to obtain the Necessary Consents, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to any of the Company, LFS or the Subsidiaries or any of their respective properties or assets; except, in the case of each of clauses (i)(y) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Encumbrances that, would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (b) Except as set forth in Section 3.4(b) of the Disclosure Schedule (the "Necessary Regulatory Consents"), no notice, filing with, or authorization, consent or approval of, any Government Entity or any governmental or non-governmental self-regulatory organization or agency is necessary for the consummation by the Company, LFS, the Subsidiaries and the Funds of the Sale. As of the date hereof, neither the Company nor LFS is aware of any reason why the Necessary Regulatory Consents could not be obtained.

    (c) Except as disclosed in Section 3.4(c) of the Disclosure Schedule, none of the Company, LFS, the Subsidiaries or the Funds, or any officer, director or employee thereof, is a party or subject to any order, directive, decree, condition or similar arrangement or action (other than exemptive orders) relating to the business of the Company, LFS, the Subsidiaries or the Funds, with or by any federal, state, local or foreign regulatory authority, except for any such orders, directives, decrees or similar arrangements that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    3.5  SEC FILINGS; FINANCIAL STATEMENTS.

    (a) The Company has filed with the SEC all required reports, schedules, forms, statements and other documents required to be filed under the Exchange Act from January 1, 1999 through the date hereof. All documents (including exhibits and financial statement schedules) filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act from January 1, 1999 through the date hereof are referred to herein as the "Prior SEC Filings". The Prior SEC Filings (i) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder, (ii) did not at the time they were filed contain, or have been amended to correct, any untrue statement of material fact, (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or have been amended to correct any such omission, and (iv) in the event of subsequent modifications of the circumstances or the basis on which they had been made, were, to the extent required by the Securities Act or the Exchange Act, amended in order to make them not misleading in any material respects in the light of such new circumstances or basis.

    (b) Each of the most recent audited consolidated financial statements and most recent unaudited interim consolidated financial statements (including, in each case, any related notes or schedules) included in the Prior SEC Filings was prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as may be indicated therein or in the notes or schedules

                                     B-1-12
thereto, and fairly presented in all material respects the consolidated financial position of the Company and its subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and the absence of complete notes (to the extent permitted by SEC rules).

    (c) The Proxy Statement and any written information provided by or on behalf of the Company which is included in the Proxy Statement, on the date the Proxy Statement is filed with the SEC, and on the date the Proxy Statement is first published, sent or given to security holders and on the date of the meeting of the Company's Stockholders will comply in all material respects with the provisions of applicable federal securities laws and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that no representation or warranty is made pursuant to this Section 3.5(c) with respect to any written information provided by or on behalf of the Purchaser for inclusion in the Proxy Statement. The Company agrees promptly to correct the Proxy Statement if and to the extent that it shall have become false or misleading in any material respect (provided that, with respect to any false or misleading information provided by or on behalf of the Purchaser for inclusion in the Proxy Statement, the Purchaser shall have provided the Company with correct information) and the Company shall take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and mailed to the Company's Stockholders to the extent required by the Exchange Act.

    3.6 LITIGATION. Except as disclosed in Section 3.6 of the Disclosure Schedule, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, LFS or any of the Subsidiaries or their respective properties or assets, nor are the Company, LFS or any of the Subsidiaries subject to any order, judgment, writ, injunction or decree.

    3.7 CHANGES. Except as specifically set forth in or contemplated by this Agreement, in Section 3.7 of the Disclosure Schedule or as disclosed in the Prior SEC Filings (but only since January 1, 2000), since December 31, 2000
(a) each of the Subsidiaries has conducted its business in all material respects only in the ordinary course of business and in a manner consistent with past practice, (b) there has not been any event, change or effect that, individually or in the aggregate, has resulted, or would reasonably be expected to result, in a Company Material Adverse Effect, (c) none of the Company, LFS or any Subsidiary has changed any accounting principles or tax methods, and (d) none of the Company, LFS or any Subsidiary has taken any of the actions specified in
Section 4.1(b).

    3.8 TRANSACTIONS WITH AFFILIATES. Except as disclosed in Section 3.8 of the Disclosure Schedule or the Prior SEC Filings (but only since January 1,
2000) or as set forth in or contemplated by this Agreement, since January 1, 2000, none of the Subsidiaries has entered into any transaction (a) with any current director or officer of the Company or of any Subsidiary or any transaction which would be subject to proxy statement disclosure under the Exchange Act pursuant to the requirements of Item 404 of Regulation S-K, or
(b) with LMIC or its affiliates (other than the Subsidiaries) pursuant to which the consideration in such transaction exceeded or is reasonably likely to exceed $500,000.

    3.9  EMPLOYEE BENEFITS AND CONTRACTS.

    (a) Except as set forth in Section 3.9(a) of the Disclosure Schedule, none of the Subsidiaries is a party to any collective bargaining agreement and there is no certified or recognized collective bargaining agent for any employees of any Subsidiary. As of the date hereof, no claim of representation (as such term is defined in the National Labor Relations Act) is being made, no representation proceeding is pending or, to the knowledge of the Company, threatened, and no organizing campaign is in progress or, to the knowledge of the Company, threatened, involving employees of any Subsidiary.

                                     B-1-13

    (b) Section 3.9(b) of the Disclosure Schedule lists all "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements to which any of the Company, LFS or any Subsidiary is a party, with respect to which any of the Company, LFS or any Subsidiary has any obligation or contingent obligation or which are maintained, contributed to or sponsored by any of the Company, LFS or any Subsidiary, for the benefit of any employee, consultant, officer or director or former employee, consultant, officer or director of any Subsidiary or in which any current or former employee or consultant of any Subsidiary is eligible to participate (collectively, the "Company Benefit Plans"). Except as set forth in Section 3.9(b) of the Disclosure Schedule, each of the Company Benefit Plans complies and has been administered in form and operation in all material respects with all its terms and requirements of ERISA, the Code, the regulations and other published authority thereunder and all other applicable law, except to the extent the failure to so comply would not reasonably be expected to result in a Company Material Adverse Effect. No transaction prohibited by Sections 406 or 407 of ERISA and no "prohibited transaction" (as such term is defined in Section 4975(c) of the Code) has occurred with respect to any Company Benefit Plan that, individually or in the aggregate, would reasonably be expected to result in a Company Material Adverse Effect. The Company, LFS and each Subsidiary have performed all of their respective obligations under the Company Benefit Plans, including but not limited to, the full payment of all amounts required to be made as contributions to such plans or otherwise, except for failures to so perform that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (c) Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the "IRS") confirming such qualification and which covers all amendments to such plan for which the remedial amendment period (within the meaning of Section 401(b) of the Code and applicable regulations) has expired and nothing has occurred that could cause the loss of such qualification. Except as set forth in Section 3.9(c) of the Disclosure Schedule, none of the Company, LFS or any Subsidiary or any of their ERISA Affiliates (as defined below) participate in or has any obligation to contribute to a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA. Except as set forth in Section 3.9(c) of the Disclosure Schedule, there are no material unfunded obligations under any Company Benefit Plan providing benefits after termination of employment to any employee, officer or director or former employee, officer or director of any of the Subsidiaries, including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code (collectively, the "Deferred Compensation Obligations"). The Deferred Compensation Obligations have been accrued on the books of the appropriate Subsidiaries in accordance with generally accepted accounting principles. For purposes of this Agreement, the term "ERISA Affiliate" means, with respect to the Company, LFS or any Subsidiary, any corporation, trade or business that, together with the Company, LFS or any Subsidiary, as applicable, is a member of a controlled group of corporations or a group of trades or businesses under common control within the meaning of Section 414 of the Code.

    (d) Except as provided in Section 5.11, neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will:

        (i) except as set forth in Section 3.9(d)(i) of the Disclosure Schedule, either alone or in combination with any other event, accelerate the time of payment or vesting, or increase the amount, of compensation or benefits due under any Company Benefit Plan;

                                     B-1-14

        (ii) constitute or result in a prohibited transaction with respect to any Company Benefit Plan under Section 4975 of the Code or Section 406 or 407 of ERISA for which an exemption is not available; or

        (iii) except as provided in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan and the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (together, and as applicable to the employees of the Subsidiaries and duly approved by the Board of the Company prior to any Potential Change of Control (as that term is defined in said plans) as to such employees, the "Retention Plan"), constitute a deemed severance or deemed termination under any Company Benefit Plan or under any applicable law. The Company has delivered to the Purchaser the respective final forms of the Retention Plan.

    (e) Except for the payments required to be made under, and the acceleration of vesting of stock options and restricted common stock provided in, the Retention Plan with respect to those persons listed on Section 3.9(e) of the Disclosure Schedule, none of the Company, LFS or any Subsidiary is obligated to make any "excess parachute payment", as defined in Section 280G(b)(1) of the Code, nor will any excess parachute payment be deemed to have occurred as a result of or arising out of any of the transactions contemplated by this Agreement.

    (f) There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against the Company Benefit Plans or their assets, or arising out of such plans, and, to the knowledge of the Company, no facts exist which could give rise to any such actions, suits or claims, that would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (g) Each Company Benefit Plan which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been duly authorized by the appropriate board of directors of the Company, LFS or the participating Subsidiary, as the case may be. Each such plan is qualified in form and operation under Section 401(a) of the Code and each trust under each such plan is exempt from tax under Section 501(a) of the Code and, to the knowledge of the Company, is not subject to any excise tax under the Code, except to the extent any failure to be so qualified or so exempt would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. To the knowledge of the Company, no event has occurred that will or could give rise to disqualification or loss of tax-exempt status of any such plan or any trust established in connection with any Company Benefit Plan under such sections. To the knowledge of the Company, no event has occurred that will or could subject any such plans or trusts to tax under Section 501(a) of the Code.

    (h) With respect to each Company Benefit Plan maintained for employees of the Subsidiaries or any of their ERISA Affiliates, there has occurred no failure to meet the minimum funding standard of Section 412 of the Code (whether or not waived in accordance with Section 412(d) of the Code) or failure to make by its due date a required installment under Section 412(m) of the Code, except for such failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (i) Except as set forth on Section 3.9(i) of the Disclosure Schedule, with respect to each Company Benefit Plan in which any Subsidiary or any ERISA Affiliate participates and which is subject to Title IV of ERISA, except for matters which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect:

     (i) neither any Subsidiary nor any ERISA Affiliate has withdrawn from such plan during a plan year in which it was a "substantial employer" (as such term is defined in Section 4001(a)(2) of ERISA) where such withdrawal could result in liability of such substantial employer pursuant to Section 4062(e) or 4063 of ERISA;

                                     B-1-15

     (ii) neither any Subsidiary nor any ERISA Affiliate has filed a notice of intent to terminate any such plan or acted to treat any such plan as terminated;

    (iii) the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate such plan;

     (iv) no other event or condition has occurred which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such plan;

     (v) no accumulated funding deficiency, whether or not waived, exists with respect to any such plan, and no condition has occurred or exists which by the passage of time would be expected to result in an accumulated funding deficiency as of the last day of the current plan year of any such plan;

     (vi) no reportable event, as described in Section 4043 of ERISA, has occurred with respect to any such plan;

    (vii) no excise taxes are payable under the Code; and

   (viii) no amendment with respect to which security is required under
          Section 307 of ERISA has been made or is reasonably expected to be made.

    (j) There has been no act or omission by the Company, LFS, any Subsidiary or any ERISA Affiliate that has given rise to or may give rise to fines, penalties, taxes or related charges under ERISA Sections 502(c), 502(i), 502(l) or 4071, or Chapters 43, 47, 68 or 100 of the Code, except to the extent that they would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (k) A true and correct copy of each of the Company Benefit Plans and all contracts relating thereto, including, without limitation, all trust agreements, insurance contracts, administration contracts, investment management agreements, subscription and participation agreements, and recordkeeping agreements, each as in effect on the date hereof, has been made available to the Purchaser. In the case of a Company Benefit Plan which is not in written form, an accurate description in written form of such Company Benefit Plan as in effect on the date hereof has been made available to the Purchaser. A true and correct copy of the most recent annual report, actuarial report, accountant's opinion of the plan's financial statements, summary plan description and IRS determination letter with respect to each Company Benefit Plan has been made available to the Purchaser.

    3.10 LIENS. The assets (whether personal or mixed and whether tangible or intangible) of the Subsidiaries reflected in the balance sheet of the Company for the fiscal year ended December 31, 2000 included in the Company's Annual Report on Form 10-K/A (the "Balance Sheet") or acquired in the ordinary course of business since December 31, 2000 (except those assets sold or disposed of in the ordinary course of business), are free and clear of all Encumbrances, other than (A) as reflected in the Balance Sheet (including the notes thereto) or as set forth in Section 3.10 of the Disclosure Schedule and (B) Encumbrances on assets that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    3.11  TAXES.

    (a) Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and LFS and each Subsidiary have timely filed all material Tax Returns (as defined below) and have paid when due all Taxes owed by the Company and LFS and any Subsidiary (whether or not shown on any such Tax Returns) to any such tax authority. There are no liens on any of the assets of the Company, LFS or any Subsidiary that arose in connection with any failure (or alleged failure) to pay any Tax except for liens that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. "TAX" or "TAXES" shall mean (i) any federal, state, local, or foreign income, gross receipts,

                                     B-1-16
franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, net worth, intangibles, social security, unemployment, disability, payroll, license, employee, withholding, or other tax or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing, (ii) any liability for payment of amounts described in clause (i) as a result of transferee liability, or of being a member of an affiliated, consolidated, combined or unitary group for any period (including without limitation by operation of section 1.1502-6 of the Treasury Regulations), or otherwise through operation of law; and (iii) any liability for payment of amounts described in clauses (i) and (ii) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other person for Taxes. "TAX RETURN" shall mean any return, declaration, report, claim for refund, information return, or other document (including any attached or related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

    (b) Except as provided in Section 3.11(b) of the Disclosure Schedule, no dispute or claim concerning any Tax liability of the Company, LFS or any Subsidiary has been claimed or raised by any authority in writing or to the Company's knowledge, otherwise, except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (c) Except as provided in Section 3.11(c) of the Disclosure Schedule, as of the date hereof, none of the Company, LFS or any Subsidiary has waived any statute of limitations in respect of material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency.

    (d) Except as set forth in Section 3.11(d) of the Disclosure Schedule, no Subsidiary has any liability for the Taxes of any person (other than the Company and the Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise, except for liabilities which would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (e) (i) The Company has made available to the Purchaser a copy of any Tax-sharing, allocation or indemnity agreement or arrangement involving the Company or any of the Subsidiaries and a description of any such unwritten or informal agreement or arrangement; (ii) all Taxes required to be withheld, collected or deposited by the Company or any Subsidiary or Fund, Offshore Fund or Investment Pool (as defined below) have been timely withheld, collected or deposited and, to the extent required, have been paid to the relevant Tax authority; and (iii) the Company and each Subsidiary and all Funds, Offshore Funds and Investment Pools managed thereby are in compliance with respect to all backup withholding and information reporting requirements in the Code and the regulations thereunder, including, but not limited to all necessary due diligence mailings and the proper and timely filing of Forms W-3, and such Funds, Offshore Funds and Investment Pools are similarly in compliance with all withholding and information reporting requirements of any state, local or foreign jurisdiction to which any of them may be subject, except in the case of clauses (ii) and (iii) for such instances of non-compliance that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (f) The amounts accrued on the books and financial statements of each Subsidiary for Taxes, whether or not due and payable, imposed on or with respect to the operations or assets of such Subsidiary for all periods (or portions thereof) ending on or before the date hereof are sufficient for payment of all Taxes payable for such periods, except to the extent any failure would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each Subsidiary shall continue to determine and reserve for Taxes for purposes of the accrual of such

                                     B-1-17
amounts on the books and financial statements of such Subsidiary in a manner that is consistent with the procedure in effect at the time the provision for Taxes by such Subsidiary for purposes of the most recent financial statements was determined, and no amount will be paid, accrued or reserved for Taxes by such Subsidiary as a result of the transaction contemplated hereby or the
Section 338(h)(10) Election.

    (g) As of the date hereof, there are no record retention agreements in effect between any Subsidiary and any tax authority.

    (h) Except as set forth in Section 3.11(h) of the Disclosure Schedule, no Subsidiary has (i) received any tax ruling relating to or affecting it from any governmental authority, or (ii) executed or entered into a closing agreement relating to or affecting any of the Subsidiaries pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of any state, local or foreign law.

    (i) The Company and LFS are eligible to and have the authority to consent to the Section 338(h)(10) Election and similar state elections with respect to this transaction.

    (j) Except as set forth in Section 3.11(j) of the Disclosure Schedule, no Subsidiary has any permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country, and no Subsidiary otherwise operates or conducts business through any branch in any foreign country.

    (k) No Subsidiary has agreed to, or is required to, make any adjustments under Section 481(a) of the Code or pursuant to any other analagous provision of the Tax laws of any other jurisdiction, by reason of a change in accounting method or otherwise, that could increase Taxes or taxable income, or reduce any tax credits, net operating losses, or capital losses of the Purchaser or any Subsidiary in any taxable period ending after the Closing Date, (ii) no Subsidiary has an application pending with any taxing authority requesting permission to change any accounting method, and (iii) no taxing authority has proposed any such adjustment or change in accounting method.

    (l) No consent under Section 341(f) of the Code concerning collapsible corporations has been executed or filed by or on behalf of any Subsidiary.

    (m) Liberty Wanger Asset Management, L.P. ("LWAM") has never made any election to be excluded from all or part of Subtitle A, Chapter 1, Subchapter K of the Code.

    (n) No final partnership administrative adjustment (or similar adjustment for state, local or foreign Tax purposes) has been proposed or made as a result of any audit or administrative proceeding involving LWAM. No issue involving any Tax item of LWAM has been resolved in any audit or examination in a manner that, by application of the same principles, could be expected to result in deficiency for Taxes of LWAM or the partners of LWAM for any other period for which a Tax Return has been filed.

    (o) LWAM has made a valid election under Section 754 of the Code, and that election will be in effect as of the Closing Date.

    (p) Progress-Highcrest Advisors LLC (i) has always been treated and properly classified as a partnership for all applicable federal, state, local, and foreign Tax purposes, and (ii) has never filed, or had filed on its behalf, any election to be treated as an association taxable as a corporation for federal, state, local, or foreign Tax purposes. LWAM has never been a "publicly traded partnership" within the meaning of Section 7704 of the Code.

                                     B-1-18

    3.12 COMPLIANCE WITH LAWS; PERMITS. Except as set forth in Section 3.12 of the Disclosure Schedule, none of the Subsidiaries (a) is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances or regulations (including any rules or regulations of any governmental or non-governmental self-regulatory organization or agency) or (b) since
January 1, 1999, has received any notice from any governmental or non-governmental self-regulatory organization or agency or any Governmental Entity or any other person that such Subsidiary is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances or regulations or (c) has any officers, directors or employees who, since
January 1, 1999, have been the subject of any investigation (excluding routine examinations by regulatory or self-regulatory organizations or agencies), disciplinary proceeding or enforcement order arising under any applicable provisions of any laws, statutes, ordinances or regulations (including any rules or regulations of any non-governmental self-regulatory organization or agency), and no such investigation, disciplinary proceeding or proceedings for the issuance of any enforcement order is pending or threatened, except in the case of each of clauses (a), (b) and (c) for violations or alleged violations that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each of the Subsidiaries has all federal, state and local approvals, registrations, consents, certificates, filings, notices, rights, permits, licenses and franchises from Governmental Entities necessary for the lawful ownership and use of its properties and assets or required to conduct its business as now being conducted, except for such approvals, registrations, consents, certificates, filings, notices, rights, permits, licenses and franchises the absence of that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Each Subsidiary has made all filings required to be made by it under applicable regulatory requirements since December 31, 1999, and all such filings have complied with the applicable regulatory requirements, except for such failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. No Subsidiary or any associated person of any Subsidiary is subject to a statutory disqualification that could be the basis for a suspension, revocation or limitation of the license of, or ability to obtain a license for such Subsidiary, except for such failures that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Subject to receipt of the Necessary Regulatory Consents, the consummation of the transactions contemplated by this Agreement will not result in any revocation, cancellation, limitation or suspension of any such approval, permit, registration, consent, certificate, filing, notice, right, license and franchise, except for such revocations, cancellations, limitations and suspensions that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    3.13 INTELLECTUAL PROPERTY. Except as set forth in Section 3.13 of the Disclosure Schedule, each Subsidiary and each Fund owns or has all necessary rights to use, each trademark (whether or not registered), trademark application, trade name, service mark, copyright and other trade secret or proprietary intellectual property (collectively, "Intellectual Property") used in and material to the respective businesses of the Subsidiaries or the Funds, and none of the previous or current development, marketing or distribution of products or services of or by any Subsidiary or Fund, as the case may be, infringes the right of any other person, except for the failure to own or have such necessary rights to use such Intellectual Property, or any such infringements, that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Except as set forth in
Section 3.13 of the Disclosure Schedule or as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (a) no claim by any third party contesting the validity, enforceability, use or ownership of any of the Intellectual Property has been made, is currently outstanding or, to the Company's knowledge, has been threatened against the Company or any Subsidiaries, and, to the Company's knowledge, there are no grounds for the same, (b) none of the Company or any of the Subsidiaries has received any notices of any infringement or misappropriation by any of them with respect to, or conflict with, any third party with respect to the Intellectual Property, and (c) none of the Company or any of the Subsidiaries has

                                     B-1-19
infringed, misappropriated or otherwise conflicted with any intellectual property rights of any third parties.

    3.14 NO UNDISCLOSED MATERIAL LIABILITIES. There are no liabilities of any of the Subsidiaries or the Funds of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, except as disclosed in the Prior SEC Filings (but only since January 1, 2000), referenced on the Disclosure Schedule or liabilities and obligations incurred under this Agreement.

    3.15  OPINION OF FINANCIAL ADVISOR; BROKERS.

    (a) The Board of Directors of the Company has received the opinion of Credit Suisse First Boston Corporation (the "Financial Advisor"), dated the date of this Agreement, to the effect that, as of such date, the consideration to be received by the Company and LFS pursuant to this Agreement is fair, from a financial point of view to the Company. The Company has been authorized by the Financial Advisor, subject to prior review by the Financial Advisor, to permit the inclusion of such written fairness opinion in the Proxy Statement.

    (b) Except for the Financial Advisor (the fees of which will be paid by the Company), no agent, broker, person or firm acting on behalf of the Company is or will be entitled to any advisory commission or broker's or finder's fee from any the parties hereto in connection with any of the transactions contemplated herein.

    3.16 INVESTMENT ADVISORY ACTIVITIES. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, none of the Company, any of the Subsidiaries that are registered under the Investment Advisers Act, or any other "person associated with" (as defined under the Investment Advisers Act) the Company or any of such Subsidiaries has been, at any time within five years prior to the date hereof, convicted of any crime (other than traffic violations and other minor offenses), or subject to disqualification pursuant to Section 203(e) of the Investment Advisers Act regarding service as a registered investment adviser or as a person associated with a registered investment adviser, or subject to disqualification pursuant to Rule 206(4)-3 under the Investment Advisers Act or subject to disqualification to serve as a broker-dealer under Section 15 of the Exchange Act or the subject of a rebuttable presumption pursuant to Rule 206(4)-4(b) under the Investment Advisers Act, and, to the Company's knowledge, except as set forth in
Section 3.16 of the Disclosure Schedule, there is no basis for, or proceeding or investigation that, individually or in the aggregate, would reasonably be expected to become the basis for, any such disqualification that would result in a Company Material Adverse Effect; and except as disclosed in Section 3.16 of the Disclosure Schedule, the Company or the applicable Subsidiary has received exemptive relief from the SEC with respect to any such disqualification. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, none of the Company, any of the Subsidiaries, or any "affiliated person" (as defined under the Investment Company Act) thereof has been at any time within five years prior to the date hereof subject to disqualification from serving or acting as an investment adviser or in any other capacity contemplated by the Investment Company Act for any investment company under Section 9(a) of the Investment Company Act and to the Company's knowledge, except as set forth in Section 3.16 of the Disclosure Schedule, there is no basis for, or proceeding or investigation that would reasonably be expected to become the basis for, any such disqualification that would result in a Company Material Adverse Effect. Without limiting the foregoing, each of the Subsidiaries which is, and each of its officers and employees who are, required to be registered as an investment adviser, broker dealer, transfer agent, commodity pool operator, commodity trading advisor, associated person, registered representative or salesperson with the SEC, the Commodity Futures Trading Commission (the "CFTC"), the securities commission of any state or any self-regulatory organization or agency, is duly registered as such and such registration is in full force and effect, except, in the case of any Subsidiary or any officer or employee, where any such

                                     B-1-20
failure to be registered as a registered representative or salesperson, individually or in the aggregate, would not reasonably be expected to have Company Material Adverse Effect.

    3.17  REGISTERED INVESTMENT COMPANIES, ETC.

    (a) Section 3.17(a) of the Disclosure Schedule contains a list, as of the date hereof, of all of the investment companies registered under the Investment Company Act for which any Subsidiary acts as investment adviser, administrator or sub-advisor (the "Funds"). Each Fund is, and at all times as required under the Investment Company Act has been, duly registered with the SEC as an investment company under the Investment Company Act and each of the Funds and the Investment Pools (as defined below) has been duly organized, and is validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own its material properties and assets, and to carry on its business as it is now being conducted.

    (b) Except as set forth in Section 3.17(b) of the Disclosure Schedule, each of the Funds has at all times as required under the Securities Act and any other applicable securities or blue sky laws duly registered all securities of which it is the issuer under the Securities Act and such other laws, and each of the Funds and the Investment Pools has duly filed all registration statements, prospectuses, financial statements, other forms, reports, sales literature, and advertising, and any other documents required to be filed with applicable Governmental Entities, and any amendments thereto, in accordance with applicable laws and regulations, except for instances of noncompliance which would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as set forth in Section 3.17(b) of the Disclosure Schedule, to the Company's knowledge (i) the annual report to shareholders of each of the Funds with respect to such Fund's most recently completed fiscal year, all other documents filed subsequent to such fiscal year end under Section 30(a) or 30(b) of the Investment Company Act, in each case in the form filed with the SEC or delivered to shareholders (each, a "Fund Financial Report"), and the annual report of each of the Investment Pools with respect to each of such Investment Pool's most recently completed fiscal year filed with any Governmental Entity or delivered to shareholders or other interest holders of such Investment Pool (each, an "Investment Pool Financial Report"), did not, and the Fund Financial Reports and Investment Pool Financial Reports filed with any Government Entity or delivered to shareholders or interest holders after the date hereof will not, as of their respective dates contain (without giving effect to any amendment thereto filed after the date hereof) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were or are made, not misleading; and (ii) each of the financial statements contained in or incorporated by reference into the Fund Financial Reports or the Investment Pool Financial Reports (including the related notes and schedules thereto) fairly presents in all material respects the financial position of the entity or entities to which it relates as of its date, in accordance with generally accepted accounting principles consistently applied, except in each case as may be noted therein, subject to normal year end audit adjustments in the case of unaudited statements, except in the cases of clauses (i) and (ii) for instances of noncompliance which would not, individually or in the aggregate, have a Company Material Adverse Effect.

    (c) Neither the execution and delivery of this Agreement by the Company and LFS, nor the consummation by the Company and LFS of the Sale, nor compliance by the Company and the Subsidiaries with any of the provisions hereof will, assuming that the Necessary Consents pertaining to the Funds and the Investment Pools have been obtained prior to the Closing (i) (x) violate, conflict with, or result in a breach of any provision of the charter, by-laws or other organizational documents of any of the Funds or Investment Pools, or
(y) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance or payment required by, or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the properties or assets of any of the Funds or Investment Pools, under any of the terms,

                                     B-1-21
conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, distribution agreement, investment advisory agreement, joint venture agreement or other agreement to which any of the Funds or Investment Pools is a party or to which any of them or any of their respective properties or assets may be subject or (ii) assuming that the Necessary Consents pertaining to the Funds or Investment Pools have been obtained prior to the Closing, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to any of the Funds or Investment Pools or any of their respective properties or assets; except, in the case of each of clauses (i)(y) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Encumbrances that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

    (d) Each of the Funds is governed by a board of trustees (each, a "Fund Board") at least 75% of whom are not "interested persons" (as defined in the Investment Company Act) of the investment adviser to such Fund.

    (e) To the knowledge of the Company, none of the Funds or Investment Pools (including in the conduct of each of their businesses) (i) except as set forth in Section 3.17(e) of the Disclosure Schedule, is in violation of, or since January 1, 1999 has violated, any applicable provisions of any laws, statutes, ordinances or regulations (including any rules or regulations of any self-regulatory organization or agency) or (ii) has received any notice from any self-regulatory organization or Government Entity or any other person that any Fund or Investment Pool is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances or regulations, except for violations or alleged violations which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

    (f) Each Fund has elected to qualify and, for all taxable years with respect to which applicable statute of limitations (including any extensions) has not expired ("open taxable years"), has continuously qualified to be treated as a "regulated investment company" under Subchapter M of the Code (a "RIC") and has continuously been eligible to compute, and has for each such taxable year computed, its federal income tax under Section 852 of the Code and has no earnings and profits accumulated in any taxable year that is not an open taxable year, except to the extent that the failure to comply with any of the foregoing would not, individually and in the aggregate, reasonably be expected to have a Company Material Adverse Effect. At the Closing, all federal, state, local and foreign Tax Returns, reports, declarations, forms or information statements with respect to Taxes for any taxable period for which the applicable statute of limitations (including any extensions) has not expired and were or are required to be filed on or before such date by or on behalf of a Fund, an Offshore Fund or an Investment Pool ("Fund Tax Returns") were or shall have been timely filed and were or shall be complete and correct and all federal and other Taxes shown or required to be shown as due on such returns, shall have been paid or withheld and remitted to the appropriate tax authority, or provided for, except to the extent that any failure to so file, be complete and correct, pay or withhold, or provide for would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. None of the Funds, Offshore Funds or Investments Pools is delinquent in the payment of any Tax, assessment, or governmental charge, except for delinquencies that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.17(f) of the Disclosure Schedule, there is no judicial or administrative claim, audit, action, suit, proceeding or investigation now pending or to the knowledge of the Company, threatened in writing against a Fund, an Offshore Fund or an Investment Pool or in respect of any Tax.

    (g) Except as set forth in Section 3.17(g) of the Disclosure Schedule, as of the date of this Agreement, there are no actions, suits, proceedings or investigations pending or to the knowledge of the Company, threatened against any of the Funds or Investment Pools, nor is any Fund or Investment Pool subject to any order, judgment, writ, injunction or decree naming such Fund or Investment Pool,

                                     B-1-22
except in either case for matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

    (h) (i) Each contract or agreement pursuant to which a Subsidiary renders investment advisory or management services (including without limitation sub-advisory services), administration, transfer agency, pricing and bookkeeping or distribution services to any Fund, Offshore Fund or Non-Fund Client (each, an "Investment Contract") and any subsequent renewal affected prior to the date hereof has been duly authorized, executed and delivered by a Subsidiary and, if applicable, the Fund, the Offshore Fund or other Investment Pool party thereto and, to the knowledge of the Company, each other party thereto and, to the extent applicable, has been adopted in compliance with Section 15 of the Investment Company Act and Rule 12b-1 thereunder and in compliance with any statute, order, ordinance, rule or regulation to which such Subsidiary, Fund, Offshore Fund or Investment Pool, or such Investment Contract is subject and is a valid and binding agreement of the Subsidiary and, if applicable, the Fund, the Offshore Fund or other Investment Pool party thereto and, to the Company's knowledge, each other party thereto, enforceable in accordance with its terms (subject to bankruptcy, insolvency, moratorium, fraudulent transfer and similar laws affecting creditors' rights generally and to general equity principles);
(ii) each of the Subsidiaries, and, to the Company's knowledge, each Fund, Off-Shore Fund or Non-Fund Client party thereto is in compliance with the terms of each Investment Contract to which it is a party, and is not currently in default under any of the terms of any such Investment Contract; (iii) to the Company's knowledge, no event has occurred or condition exists that with notice or the passage of time or both would constitute such a default; (iv) all payments due since December 31, 1999 under each distribution or principal underwriting agreement to which any Fund is a party have been made in compliance with the related distribution plan adopted by the relevant Fund Board under Rule 12b-1 under the Investment Company Act (a "12b-1 Plan"); (v) each 12b-1 Plan adopted by a Fund and the operation of each such 12b-1 Plan currently complies with Rule 12b-1; and (vi) each such Investment Contract is in full force and effect, except in the case of each of clauses (i) through (vi) above, for such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    (i) The accounts of each Non-Fund Client that is subject to ERISA have been managed by a subsidiary in compliance with all the applicable requirements of ERISA, except to the extent that any failure that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

    (j) There exists no "out of balance", "out of proof" or similar condition with respect to any shareholder account maintained by the Company, any Subsidiary or any Fund or Investment Pool, except for any such conditions that would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

    (k) To the knowledge of the Company, each of (i) the proxy solicitation materials to be distributed to the shareholders of each Fund, (ii) the material provided to the Fund Boards in connection with the Necessary Consents, and
(iii) Forms ADV and BD of those Subsidiaries that are registered as investment advisers under the Investment Advisers Act or as broker-dealers under the Exchange Act (as the case may be), and Forms 7-R and updates thereto of those Subsidiaries that are registered as commodity pool operators or commodity trading advisors under the Commodity Exchange Act, as amended, as in effect as of the Closing Date, have provided and will provide all information necessary in order to make the disclosure of information therein satisfy the requirements of the Exchange Act, the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended and such Forms ADV, BD and 7-R as applicable, and such materials and information will be complete in all material respects and will not contain (at the time such materials or information is distributed, filed or provided, as the case may be) any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, and will not omit to state any material fact necessary in order to make the statements therein not false or

                                     B-1-23
misleading or (with respect to information included in proxy statements) necessary to correct any statement or any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

    (l) (i) Each of the pooled investment vehicles, other than the Funds, for which any Subsidiary serves as investment adviser, administrator, sub-adviser, commodity pool operator or commodity trading adviser, or for which it acts as a general partner or managing member (such pooled investment vehicles other than Funds being referred to collectively as the "Investment Pools") is not an "investment company" within the meaning of, or is otherwise exempt from registration under, the Investment Company Act, and has offered and sold its securities pursuant to an applicable exemption from the registration requirements of the Securities Act and has duly registered or qualified its securities in accordance with, or has offered and sold such securities pursuant to an available exemption under, all applicable securities or blue sky laws of any jurisdiction, (ii) each of the Investment Pools and each Fund, if any, that is a "commodity pool" within the meaning of the Commodity Exchange Act, has been operated, and has offered all securities of which it is the issuer, in accordance with the applicable requirements of such act and the applicable rules and regulations of the CFTC and the National Futures Association, and
(iii) each of the Offshore Funds is duly licensed or registered in each jurisdiction where such registration or license is required, and has been operated, and has offered all securities of which it is the issuer, in compliance with all applicable laws, rules and regulations to which it is subject, except in the case of each of clauses (i) through (iii) above, for such exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    (m) None of the current prospectuses, registration statements or statements of additional information for the Funds, and none of the other current offering materials for the Funds or the current offering materials for any Investment Pool (including without limitation offering memoranda, private placement memoranda, offering circulars, supplemental advertising, and marketing material of the Funds and Investment Pools, or amendments or supplements to any of them), in connection with the offering or sale of securities of any Fund or Investment Pool, as of their respective dates and the dates when delivered to investors or prospective investors, included any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were or are made, not misleading, except to the extent any such failure would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    3.18 MATERIAL CONTRACTS. Section 3.18 of the Disclosure Schedule sets forth a complete and correct list as of the date hereof of all of the following contracts, agreements (written or oral), indentures, leases, mortgages, licenses and instruments (collectively, "Contracts") to which any Subsidiary is a party or under which any Subsidiary may be liable or to which the Company is a party or under which the Company may be liable, in both cases, which relates to the Business (other than (i) any Investment Contracts and (ii) any other contracts entered into in the ordinary course of business consistent with past practices in connection with the distribution of products):

    (a) any Contract with any director or officer of any Subsidiary other than
(i) noncompetition and confidentiality agreements with such persons,
(ii) Contracts terminable by the Company upon no more than sixty (60) days' notice without penalty or payment of any kind (other than amounts accrued through the effective date of termination) and (iii) the Company Benefit Plans;

    (b) any Contract that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC under the Exchange Act) of any Subsidiary to be performed in whole or in part after the date of this Agreement;

    (c) any Contract that, after the Closing, will restrict the conduct of any line of business by the Subsidiaries or upon consummation of the Sale will restrict the ability of the Subsidiaries to engage in

                                     B-1-24
any line of business in which they may lawfully engage (it being understood that the exceptions set forth in clauses (i) and (ii) of the introductory paragraph of this Section 3.18 shall not apply to this Section 3.18(c));

    (d) any Contract with a labor union (including any collective bargaining agreement);

    (e) except for the Retention Plan and the vesting of benefits under qualified and non-qualified retirement and savings plans listed on Section 3.18 of the Disclosure Schedule, any Contract pursuant to which any of the benefits of which will or could be increased, or the vesting of the benefits of which will or could be accelerated, by the consummation of the Sale, or the value of any of the benefits of which will or could be calculated on the basis of the Sale;

    (f) any Contract (other than the Company Benefit Plans) not otherwise disclosed pursuant to this Section 3.18 calling for payments aggregating more than $500,000, whether payable by or to any Subsidiary;

    (g) any partnership, joint venture or other similar contract;

    (h) any Contract (other than the Company Benefit Plans) not otherwise disclosed pursuant to this Section 3.18 calling for payments aggregating $500,000 or more with or for the benefit of any affiliate of the Company (other than the Subsidiaries) other than as disclosed in Section 3.8 of the Disclosure Schedule;

    (i) any tax sharing, tax allocation, tax indemnity or similar Contract;

    (j) any funding agreement, indenture, credit agreement, loan agreement, note, mortgage, guarantee security agreement or other Contract for financing or funding pursuant to which any Subsidiary is the obligor; and

    (k) any Contract pursuant to which the Company or LFS acquired any Subsidiary, any Subsidiary acquired another Subsidiary or any Subsidiary acquired or agreed to acquire any of the capital stock or other equity interest of another entity, or all or materially all of the assets of another entity, except for Contracts of such nature under which neither the Company nor LFS nor any Subsidiary has any obligations that are to be performed after the date of this Agreement.

    All of the foregoing are collectively referred to in this Agreement as the "Material Contracts." To the extent that a Material Contracts is evidenced by documents, copies thereof (including any amendments or waivers with respect thereto) have been made available to the Purchaser. To the extent that a Material Contract is not evidenced by documents, the Company has made available to the Purchaser a written description of all of the material terms and conditions of such Material Contract. Each Material Contract is in full force and effect and is enforceable against the applicable Subsidiary in accordance with its terms, except where the failure to be in full force and effect or to be enforceable would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. There does not exist under any Material Contract any default or condition or event that, after notice or lapse of time or both, would constitute a default on the part of the Company or any Subsidiary or, to the knowledge of the Company, on the part of any other parties to such Material Contracts, except for such defaults, conditions or events that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Except as set forth in Section 3.4(a) of the Disclosure Schedule, the execution, delivery and performance by the Company and LFS of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in the breach or termination of, any provision of, or constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or loss of any benefit to which the Company or any Subsidiary is entitled under any provision of a Material Contract.

                                     B-1-25

    3.19 VOTE REQUIRED. After the redemption or conversion of the Company's Series A Redeemable Convertible Preferred Stock (the "Series A Preferred") as contemplated by Section 5.17, the affirmative vote of the holders of a majority of outstanding shares of the Common Stock of the Company (the "Shares") is the only vote of the holders of any class or series of capital stock of the Company necessary to approve the Sale under the MBCL and the Company's charters and by-laws and other organizational documents.

    3.20 KNOWLEDGE. For purposes of this Agreement and all certificates and other documents delivered in connection herewith, the term "Company's knowledge", "knowledge of the Company", "Company's best knowledge", "best knowledge of the Company" or similar phrases shall mean the actual knowledge (after giving effect to things actually forgotten) of the Chief Executive Officer, Chief Financial Officer and General Counsel of the Company.

    3.21 TAKEOVER STATUTES. Except as have been waived by the board of directors of the Company, no "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation is applicable to the transactions contemplated by this Agreement.

    3.22 CERTAIN INTERCOMPANY TRANSFERS. All transactions reflected as "Reclassifications from Corporate" on the pro forma balance sheet attached as
Section 3.22 of the Disclosure Schedule have been completed or, prior to the Closing, will be completed by the Company.

    3.23 ASSETS TRANSFERRED. Except for matters addressed in the Transition Services Agreement, the Subsidiaries include the entire asset management business conducted by the Company, LFS and their respective subsidiaries, including all of their respective rights and assets in such business, including, without limitation, all of the agreements between the Company, LFS or their respective subsidiaries and distributors with respect to the sale of asset management products.

    3.24 ENVIRONMENTAL LIABILITY. There are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose or that could reasonably be expected to result in the imposition, on a Subsidiary of any liability or obligation arising under common law or under any local, state or federal environmental statute, regulation or ordinance, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, pending or threatened against the Company or a Subsidiary, which liability or obligation would, individually or in the aggregate, be reasonably expected to result in a Company Material Adverse Effect. There is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    3.25 INSURANCE. The Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent in accordance with industry practices, except to the failure to be so insured would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

                                   ARTICLE 4
                              CONDUCT OF BUSINESS

    4.1 CONDUCT PRIOR TO CLOSING. Except as otherwise specifically contemplated by this Agreement, as disclosed in Section 4.1 of the Disclosure Schedule, as required in connection with the Sale, or as required by law, the Company covenants and agrees that, unless the Purchaser shall otherwise consent (which consent, in the case of subsections (viii), (ix), (x) and (xii) in Section 4.1(b) below and, only as it relates to subsections (viii), (ix),
(x) and (xii), subsection (xv) in Section 4.1(b) below, shall not be

                                     B-1-26
unreasonably withheld, delayed or conditioned) in writing, during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Closing:

    (a) The business of the Subsidiaries shall in all material respects be conducted only in the ordinary course of business consistent with past practices, and the Company shall use commercially reasonable efforts, to maintain and preserve substantially intact in all material respects the business organization, employees and advantageous business relationships of the Subsidiaries;

    (b) In addition, but without limiting the generality of the foregoing, the Company shall not, or shall cause the Subsidiaries not to, as applicable, directly or indirectly do any of the following:

     (i) issue or sell, or authorize or agree to the issuance or sale of, any shares of, or any options or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable or exercisable for any shares of, capital stock of any class of any Subsidiary;

     (ii) acquire, transfer, sell, lease, pledge or encumber any assets material to any Subsidiaries;

    (iii) amend the charter or by-laws or similar organizational documents of any of the Subsidiaries;

     (iv) split, combine or reclassify any shares of the capital stock of the Subsidiaries or declare, set aside for payment or pay any dividend or distribution, payable in cash, stock, property or otherwise, with respect to any of the capital stock of any of the Subsidiaries, other than, with respect to dividends or distributions, cash dividends and distributions by a Subsidiary to another Subsidiary;

     (v) except in compliance with Section 5.5, enter into an agreement with respect to any merger, consolidation, liquidation or business combination involving any Subsidiary, or any acquisition or disposition of all or substantially all of the assets or securities of any of the Subsidiaries;

     (vi) except in compliance with Section 5.5, enter into an agreement with respect to the disposition a material amount of assets of any Subsidiary, or any release or relinquishment of any material contract rights of any Subsidiary;

    (vii) with respect to any Subsidiary, (A) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or (B) make any material investment either by purchase of stock or securities, contributions to capital (other than to wholly-owned Subsidiaries), property transfer or purchase of any property or assets of any other individual or entity;

   (viii) with respect to any Subsidiary, (A) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or (B) make any loans or advances other than in the ordinary course of business consistent with past practices and, with respect to both (A) and (B) on a combined basis, not in excess of $2,000,000 in the aggregate;

     (ix) (A) permit any Subsidiary to enter into any new Contract that would satisfy the definition of Material Contract if in effect on the date hereof and that would obligate the Subsidiaries to pay an amount in excess of $500,000 or (B) terminate, amend, modify or waive compliance of any provision of any Material Contract in any respect materially adverse to any of the Subsidiaries;

     (x) except as set forth in Section 4.1 of the Disclosure Schedule, make or change any material Tax election, release, assign, settle or compromise any material Tax liability, dispute or controversy, or waive any statute of limitations for any Tax claim or assessment unless such action would not reasonably be expected to increase the Tax liability of the Subsidiaries or the tax sharing obligation of any Subsidiary under this Agreement;

                                     B-1-27

     (xi) subject to applicable fiduciary responsibilities to the Funds, the Offshore Funds and the Investment Pools, cause any Fund, Offshore Fund or Investment Pool to make or change any material Tax election, release, assign, settle or compromise any Tax liability, dispute, or controversy, or waive any statute of limitations for any Tax claim or assessment;

    (xii) except as may be required as result of a change in law, regulation or in generally accepted accounting principles, change any accounting principles or practices used by any Subsidiary;

   (xiii) release, assign, settle or compromise any material claim or litigation relating to any Subsidiary;

    (xiv) with respect to any Subsidiary, pay, discharge or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practices; and

    (xv) agree or commit to do any of the foregoing.

    (c) Neither the Company nor any Subsidiary, except as may be required by their respective fiduciary duties or as contemplated by this Agreement, will seek to cause any Fund Board to take any action with respect to any Fund other than in the ordinary course of business of such Fund.

    (d) Neither the Company nor any of the Subsidiaries shall adopt or amend in any material respect (except as may be required by law or permitted under this Agreement) any bonus, profit sharing, compensation, stock option, stock purchase, pension, retirement, deferred compensation, or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any director, officer or employee or former director, officer or employee of any Subsidiary (other than commercially reasonable arrangements entered into with any new hires) or increase the compensation or fringe benefits of any employee or former director, officer or employee of any Subsidiary or pay any benefit not required by any existing plan, arrangement or agreement, except compensation increases for employees and non-executive officers in the ordinary course of business consistent with past practices.

    (e) Neither the Company nor any of the Subsidiaries shall take any action with respect to the grant of any severance or termination pay or with respect to any increase of benefits payable under its retention, severance or termination pay policies in effect on the date hereof with respect to employees of any of the Subsidiaries. The Company shall not amend or modify the Retention Plan after the date hereof to the extent any such amendment or modification relates to employees of the Subsidiaries or increases the costs to the Purchaser or any of the Subsidiaries under Section 5.11 hereof. The Company has made available to the Purchaser a true and complete copy of the Retention Plan.

    (f) Other than in the ordinary course of business consistent with past practices and except as otherwise required or permitted pursuant to this Agreement, neither the Company nor any Subsidiary shall (i) enter into any transaction, agreement or arrangement with, or make any payment to, any affiliate which would be required to be disclosed on Section 3.8 of the Disclosure Schedule, if such transaction, agreement, arrangement or payment had existed as of the date of this Agreement, or (ii) modify or amend any of the matters disclosed on Section 3.8 of the Disclosure Schedule.

    4.2 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to the Purchaser, upon obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur causes (x) any representation or warranty made by the Company and contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing or (y) any material failure of the Company or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations or warranties of the Company or the conditions to the obligations of the parties hereunder. The Purchaser shall give prompt notice to the Company, upon

                                     B-1-28
obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur causes (x) any representation or warranty made by the Purchaser contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing or (y) any material failure of the Purchaser, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations or warranties of the Purchaser or the conditions to the obligations of the parties hereunder.

    4.3 ACCESS TO INFORMATION. Except as prohibited by confidentiality agreements to which the Company or a Subsidiary is a party or as restricted under applicable law or to the extent the Company reasonably believes the same would result in the disclosure of any trade secrets of third parties, the Company shall, and shall cause the Subsidiaries, and the Company's and Subsidiaries' respective officers, directors, employees and agents to, afford to the Purchaser and to the officers, employees and agents of the Purchaser reasonable access upon reasonable notice and at mutually agreeable times, to the Company's and any Subsidiary's officers, employees, agents, properties, books, records and contracts, and shall furnish the Purchaser such financial, operating and other data and information as the Purchaser, through its officers, employees or agents, may reasonably request. All such information shall be governed by the Confidentiality Agreement (as defined below).

                                   ARTICLE 5
                             ADDITIONAL AGREEMENTS

    5.1 PREPARATION OF PROXY STATEMENT. The Company shall prepare, in cooperation with LMIC and the Purchaser, the Proxy Statement and use its commercially reasonable efforts to obtain and furnish the information required to be included by it in the Proxy Statement, shall file the Proxy Statement with the SEC, and respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to the Company's Stockholders at the earliest practicable time following the execution of this Agreement. The Purchaser and its counsel shall be given reasonable opportunity to review and discuss with the Company's counsel the Proxy Statement prior to its filing with the SEC, and shall be provided with any comments that the Company and its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after receipt of such comments. If prior to the Closing any event shall occur which is required to be set forth in an amendment or a supplement to the Proxy Statement, the Company will promptly prepare and mail to the Company's Stockholders such an amendment or supplement, provided, however, that, with respect to any event or information relating to the Purchaser giving rise to such requirement, the Purchaser shall have notified the Company thereof in a timely fashion.

    5.2 BOARD RECOMMENDATION. Except to the extent otherwise permitted pursuant to Section 5.5 below, the Company through its Board of Directors shall recommend the authorization of the Sale in the Proxy Statement, shall take all steps necessary to duly call, give notice of, convene and hold, and use its commercially reasonable efforts to obtain the necessary authorization of the Sale by the Company's Stockholders at a stockholders' meeting (including any adjournments thereof, the "Company Stockholders' Meeting") as promptly as practicable following the execution of this Agreement.

    5.3  FEES AND EXPENSES.

    (a) Except as otherwise provided in Section 7.5, each party shall bear all of the fees and expenses incurred by it in connection with the negotiation and performance of this Agreement (it being understood that the Company shall bear all of the fees and expenses of the Company, LFS and the Subsidiaries), and neither party may recover any such fees and expenses from the other party upon any termination of this Agreement, provided, however, that (i) so long as the Closing shall occur, the

                                     B-1-29

Purchaser shall pay one-half of the reasonable costs of printing and mailing the Proxy Statement to the Company's Stockholders, provided, however, that the Purchaser shall pay one-quarter of such costs if the Proxy Statement includes a solicitation of approval of the Annuity Sale and (ii) the Purchaser shall pay one-half of (A) the reasonable costs of preparing, printing and mailing to the shareholders of the Funds the proxy material contemplated by Section 5.7,
(B) the reasonable fees and expenses of counsel to the Funds in connection with the transactions contemplated by this Agreement, including, without limitation, the approvals contemplated by Section 5.7, (C) the reasonable costs of a solicitor for each of the Funds and (D) the reasonable costs incurred in connection with the actions contemplated by Sections 5.7(d) and (e).

    (b) The provisions contained in this Section 5.3 shall survive any termination of this Agreement.

    5.4 ADDITIONAL AGREEMENTS. Subject to the terms and conditions provided in this Agreement, each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with each of the other parties hereto in connection with the foregoing, including using commercially reasonable efforts: (A) to obtain all authorizations, consents and approvals required by the Applicable Laws; and
(B) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby. Each party agrees to use commercially reasonable efforts to fulfill all conditions to this Agreement. For purposes of the foregoing and the provisions of Sections 5.7 and 5.11, the obligation of the Company and the Purchaser to use "commercially reasonable efforts" or "reasonable efforts" to obtain waivers, consents and approvals shall not include, with respect to loan agreements, leases and other contracts agreeing to a material modification of the terms of such documents, except as expressly contemplated hereby, or making any material guaranty or material monetary payment in consideration of such waiver, consent or approval.

    5.5  NO SOLICITATION.

    (a) During the period from the date of this Agreement and until the earlier of the Closing or the termination of this Agreement, none of the Company, LFS or any of the Subsidiaries or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives and agents (including, without limitation the Financial Advisor) shall, directly or indirectly, (i) solicit or initiate any proposals or offers from any corporation, partnership, person or other entity or group other than the Purchaser or an affiliate of the Purchaser (a "Third Party") concerning any acquisition, consolidation, tender or exchange offer, merger, business combination, sale of securities or substantial assets of any of the Subsidiaries or any other transaction that would result in the sale of all or any of the Subsidiaries or the Business (other than sales of assets in the ordinary course of business) or that would otherwise adversely affect the ability of the Company, LFS and the Purchaser to consummate the Sale (any such transaction being referred to herein as an "Acquisition Proposal"); or
(ii) have any discussions or negotiations with or provide any non-public or confidential information to any Third Party relating to any inquiry, proposal or offer concerning an Acquisition Proposal; provided, however, that the term Acquisition Proposal shall not include, and this Agreement shall not limit the Company or any of its subsidiaries with respect to, any proposal for a transaction with respect to the Company or any of its subsidiaries or any portion of the Company or any of its subsidiaries not including any of the Subsidiaries or the Business, regardless of the form of such transaction, so long as such proposal or transaction would not adversely affect the ability of the Company and LFS and the Purchaser to consummate the Sale. Notwithstanding the foregoing, the Company, LFS, the Subsidiaries, and their respective affiliates, subsidiaries, officers, directors, employees, representatives and agents (i) may furnish or cause to be furnished information concerning the Company's, LFS's and their respective subsidiaries' businesses, properties or assets to a Third Party (subject to such Third Party executing a confidentiality agreement on terms no less favorable in the aggregate to the Company than those in the

                                     B-1-30

Confidentiality Agreement between the Purchaser and the Company dated
December 13, 2000 (the "Confidentiality Agreement"), and may enter into, participate in, conduct or engage in discussions or negotiations with such Third Party, if and only to the extent that in connection with this clause (i) the Board of Directors of the Company shall have determined in good faith, after consultation with its external financial advisors and external legal counsel, that such actions are necessary in order for the directors to comply with their fiduciary duties under applicable law, (ii) may take any position with respect to an Acquisition Proposal in accordance with Rules 14d-9 and 14e-2 under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer) and may make disclosure to the Company's Stockholders if, in the good faith judgment of the Board of Directors of the Company, after consultation with its external financial advisors and external legal counsel, failure to so disclose would be inconsistent with its obligations under applicable law; and (iii) may, only in the case of a Qualified Acquisition Proposal and only in compliance with the provisions of Section 5.5(c), enter into one or more agreements to consummate a Qualified Acquisition Proposal. As used herein, "Qualified Acquisition Proposal" means a bona fide written Acquisition Proposal or Acquisition Proposals to either (x) acquire all or substantially all of the capital stock or assets of the Subsidiaries as a whole on terms and subject to conditions that the Company's Board of Directors believes in good faith, taking into account all of the terms and conditions of such Acquisition Proposal or Acquisition Proposals, would, if consummated, be superior to the Sale and in the best interests of the Company's Stockholders or (y) acquire all or substantially all of the capital stock or assets of the Company on terms and subject to conditions that the Company's Board of Directors believes in good faith, taking into account all of the terms and conditions of such Acquisition Proposal or Acquisition Proposals, would, if consummated, be in the best interests of the Company's Stockholders; provided, however, that if any of the Company or the Subsidiaries, or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives or agents have breached any provision of this Section 5.5 in any respect (other than an inadvertent breach) in connection with the receipt of such bona fide written Acquisition Proposal, such Acquisition Proposal shall not be deemed to be a Qualified Acquisition Proposal.

    (b) The Company will promptly (and in no event later than 36 hours after receipt) notify the Purchaser in writing of, and will disclose to the Purchaser all material details (including, without limitation, the identity of the Third Party making such Acquisition Proposal) of, any Acquisition Proposal, whether oral or written, that any of the Company, LFS or the Subsidiaries or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives or agents (including, without limitation, the Financial Advisor) receives. If any of the Company, LFS or the Subsidiaries or any of their respective affiliates, subsidiaries, officers, directors, employees, representatives or agents furnishes any nonpublic information or confidential information to any Third Party pursuant to Section 5.5(a), the Company shall provide the Purchaser on a concurrent basis with copies of or access to such information.

    (c) Except as expressly permitted by this Section 5.5(c), neither the Company's Board of Directors nor any committee thereof shall or shall resolve to
(i) not recommend or withdraw its approval or recommendation, of the Sale,
(ii) modify or qualify such approval or recommendation in a manner adverse to the Purchaser, (iii) approve or recommend any proposed Acquisition Proposal or
(iv) cause the Company to enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to an Acquisition Proposal. Notwithstanding the foregoing, if prior to the Company's Stockholders' Meeting the Board of Directors of the Company determines in good faith, after it has received a Qualified Acquisition Proposal and after consultation with external legal counsel, that it must take such action to comply with its fiduciary duties to the Company's stockholders under applicable law, then the Company's Board of Directors may (subject to this sentence) take any of the actions contemplated by clauses (i), (ii), (iii) and (iv) of the immediately preceding sentence (a "Subsequent Action") and terminate this Agreement pursuant to Section 7.1(c), but only if (x) the Company delivers to the Purchaser a written notice advising the

                                     B-1-31

Purchaser that the Company's Board of Directors has received a Qualified Acquisition Proposal and specifying the material terms and conditions of such Qualified Acquisition Proposal, identifying the person making such Qualified Acquisition Proposal and stating that, not earlier than the third Business Day following receipt by the Purchaser of such notice, the Company's Board of Directors intends to take a Subsequent Action; (y) during such three Business Day period, the Company shall have considered, and shall have caused its affiliates, subsidiaries, officers, directors, employees, representatives and agents to have considered, in good faith any adjustments in the terms and conditions of this Agreement that the Purchaser may propose; and (z) the Purchaser does not, within such three Business Day period, offer to make such adjustments in the terms and conditions of this Agreement or other proposals regarding the Company such that the Company's Board of Directors determines in its good faith judgment (after consultation with the Financial Advisor or another independent financial advisor of nationally recognized reputation) that this Agreement, together with such adjustments offered by the Purchaser, is at least as favorable to the Company's Stockholders as such Qualified Acquisition Proposal.

    (d) The Company shall immediately cease and cause to be terminated any activities, discussions, or negotiations, existing on the date hereof, with any Third Party with respect to any Acquisition Proposal or that may reasonably be expected to lead to an Acquisition Proposal.

    5.6 GOVERNMENTAL FILINGS. Each of the parties hereto shall use commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all Necessary Regulatory Consents, with respect to the Company, and the Purchaser Regulatory Consents, with respect to the Purchaser. The Company shall promptly provide the Purchaser (or its counsel) with copies of all filings made by the Company or LFS with the SEC or the NASD (or any other self-regulatory organization or agency) or any other state or federal Government Entity in connection with this Agreement and the Sale. The Purchaser shall promptly provide the Company (or its counsel) with copies of all filings made by them with the SEC or any other state or federal Government Entity in connection with this Agreement and the transactions contemplated hereby. Subject to applicable laws relating to the exchange of information, the Company and the Purchaser shall have the right to review in advance, and to the extent practicable each will consult the other with respect to all information relating to the Subsidiaries or the Purchaser, as the case may be, and any of their respective subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or Government Entity in connection with the Sale and the other transactions contemplated by this Agreement.

    5.7  APPROVAL OF NEW FUND CONTRACTS.

    (a) The Purchaser, LFS and the Company recognize that the Sale shall constitute an assignment and termination of certain of the Investment Contracts and the underwriting agreement for each Fund under the terms thereof and the Investment Company Act. The Company will, and the Purchaser will use all commercially reasonable efforts to cooperate to, solicit the approval ("Fund Board Resolutions") of each of the Fund Boards, in accordance with the requirements of the Investment Company Act and subject to the terms of
Section 5.10, with respect to the Fund Transactions pertaining to such Fund. The term "Fund Transactions", with respect to a Fund, means (i) adoption by or on behalf of such Fund of (A) an investment management agreement with the applicable Subsidiary (which agreement shall be in form and substance substantially identical to such Fund's existing investment management agreement with such Subsidiary), (B) an underwriting agreement on behalf of such Fund with Liberty Funds Distributor, Inc., a Massachusetts corporation and a Subsidiary of the Company ("LFDI") (which agreement shall be in form and substance substantially identical to LFDI's existing underwriting agreement with such
Fund), provided, however, that this clause (B) shall not apply to any Fund which as of the date hereof does not have an underwriting agreement with LFDI, and
(C) administrative services, transfer agency services and pricing and bookkeeping services

                                     B-1-32
agreements with the applicable Subsidiaries with respect to other services provided to the Funds (which agreements shall be in form and substance substantially identical to such Funds' existing agreements with such Subsidiaries for such services) and (ii) all required actions under federal or state securities laws in connection with the foregoing.

    (b) The Purchaser and the Company will expeditiously use all commercially reasonable efforts and cooperate to (i) cause to be prepared and filed with the SEC, cleared by the SEC, and mailed to the shareholders of the Funds, proxy statements pertaining to such of the Fund Transactions as may require approval of such shareholders under the Investment Company Act, such proxy statements to contain all required information and disclosures and to be subject to the Purchaser's review and approval, which will not be unreasonably withheld or delayed, (ii) cause special meetings of the shareholders of the Funds to be called to vote on such Fund Transactions and (iii) cause the shareholders of the Funds to approve such Fund Transactions.

    (c) The Purchaser and its affiliates will provide to the Trustees of the respective Funds, their counsel and the Company all information regarding them and the applicable Fund Transactions reasonably requested in connection therewith.

    (d) The Purchaser and the Company will use commercially reasonable efforts and cooperate to solicit approval of the governing boards of each of the Offshore Funds, and each of their respective regulatory bodies, as appropriate, with respect to the transactions contemplated by this Agreement. The term "Offshore Fund" shall mean those entities listed in Section 5.7(d) of the Disclosure Schedule.

    (e) The appropriate Subsidiary shall inform each of its Non-Fund Clients in writing of the transactions contemplated by this Agreement by sending such client a notice of and will use commercially reasonable efforts to seek such client's consent to the continuation of its investment advisory agreements with such Subsidiary following consummation of the transactions contemplated hereby, which notice shall be subject to the Purchaser's review and approval, which will not be unreasonably withheld or delayed. To the extent consistent with applicable law or SEC pronouncements, such consent may take the form of a so-called implied or negative consent; provided that, in order for such implied or negative consent to be deemed a consent for purposes of this Agreement, the Company or the appropriate Subsidiary shall have provided, prior to the Closing Date, at least sixty (60) days prior written notice of the transactions contemplated by this Agreement to each Non-Fund Client in accordance with the Investment Advisers Act. The Purchaser and its affiliates will provide to the Company all information regarding them reasonably required in connection therewith.

    (f) Subject to applicable fiduciary duties to the Funds, the Offshore Funds and the Investment Pools, the Company will use commercially reasonable efforts to ensure that the Funds, the Offshore Funds and the Investment Pools take no action (i) that would prevent any Fund from qualifying as an RIC, (ii) that would cause any Offshore Fund to be subject to taxation on a net income basis under the Code or (iii) that would be inconsistent with any Fund's or Offshore Fund's or Investment Pool's prospectus and other offering, advertising and marketing materials.

    5.8 INDEMNIFICATION. The Purchaser agrees that all rights to indemnification, advancement of expenses, exculpation, limitation of liability and any and all similar rights now existing in favor of the employees, agents, directors or officers of the Subsidiaries (the "Indemnified Parties") as provided in the charter or by-laws of the Company or in the respective charters or by-laws or other agreements of the Subsidiaries in effect on the date hereof (copies of which have been made available to the Purchaser), shall survive the Sale and shall continue in full force and effect for a period of six years from the Closing; provided, however, that if any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect to any such claim or claims shall continue until the disposition of any and all such claims.

                                     B-1-33

    5.9 FAIR PRICE STRUCTURE. If any "fair price" or "control share acquisition" or "anti-takeover" statute, or other similar statute or regulation or any state "blue sky" statute shall become applicable to the transactions contemplated hereby, the Company and the Company's Board of Directors shall grant, subject to the terms of this Agreement, such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby, and otherwise act to minimize the effects of such statute or regulation on the transactions contemplated hereby or thereby.

    5.10 CERTAIN POST-SALE FUND MATTERS. The Purchaser acknowledges that the Sale is intended to qualify for the treatment described in Section 15(f) of the Investment Company Act. In this regard, the Purchaser shall, and from and after the Closing shall cause each of the Subsidiaries to, (i) use all reasonable efforts to assure that, for a period of three years after the Closing, at least 75% of the members of each Fund Board or any permitted successor thereto are not "interested persons" of the Company or the Purchaser, as that term is defined under applicable provisions of the Investment Company Act and interpreted by the SEC; such efforts to include causing any employee, officer, director or agent of the Company or any Subsidiary, any affiliate of the Company, the Purchaser or any affiliate of the Purchaser who shall be a director or trustee of any fund to resign when otherwise required to maintain such percentage, (ii) refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" on any Fund, within the meaning of the Investment Company Act as a result of the Sale or any express or implied terms, conditions or understandings applicable thereto, and (iii) use all reasonable efforts to ensure that all vacancies on any Fund Board due to the resignation or removal of a trustee who is not an "interested person" of the Purchaser, the Company or any Subsidiary shall be filled by a person who is not a "interested person" of the Purchaser, the Company or any Subsidiary and who has been selected and proposed for election by a majority of the Directors or Trustees who are not such "interested persons." The Purchaser agrees to (or the Purchaser shall cause the Subsidiaries to) indemnify and hold harmless the Company and its affiliates from and against any lawsuit, judgment, claim, action or proceeding of any nature based upon any violation of Section 15(f) of the Investment Company Act, except to the extent that such violation arises as a result of the representation and warranty in Section 3.17(d) not being true immediately prior to the Closing.

                                     B-1-34

    5.11  CONTINUING EMPLOYEES.

    (a) Effective as of the Closing, each Subsidiary shall cease to be a participating employer in the Company Benefit Plans (other than Company Benefit Plans which as of the date of this Agreement are sponsored by the Subsidiaries solely for the benefit of employees of the Subsidiaries (the "Subsidiary Benefit Plans")) and, on or after the Closing Date, the Purchaser and the Subsidiaries shall have no obligations or liabilities to, under or with respect to any Company Benefit Plan, other than the Subsidiary Benefit Plans, including without limitation any responsibility as alleged successor or otherwise for the provision of COBRA under any group health plan which is a Company Benefit Plan but not a Subsidiary Benefit Plan. The Company will take all action necessary or appropriate so that each Business Employee (as defined in Section 5.11(b) below) will be fully vested in his or her accrued benefit under the Company's Pension Plan as of the Closing Date.

    (b) For all periods after the Closing, the Purchaser will provide (or cause to be provided) to each employee of any of the Subsidiaries who continues his or her employment after the Closing (the "Business Employees") employee benefit plans, agreements, programs, policies and arrangements (the "Purchaser's Plans") that are substantially comparable in the aggregate to the corporate level employee benefits maintained from time to time by the Purchaser for its similarly situated corporate level employees. Notwithstanding the preceding sentence, (i) the Purchaser shall not be required to provide any benefit to any Business Employee to the extent the provision of such benefit would result in the duplication of benefits, (ii) the Purchaser shall be permitted to provide to Business Employees benefits under employee welfare benefit plans which are substantially comparable to those provided to such Business Employees under Company Benefit Plans which are employee welfare benefit plans immediately prior to the Closing Date, and (iii) for purposes of the "substantially comparable" requirement set forth in the first sentence of this Section 5.11(b), any continuation of a Subsidiary Benefit Plan will be considered the provision of benefits of the type addressed by such Plan which are substantially comparable to the Purchaser's corporate level benefits of the same type. For the purposes of any of the Purchaser's Plans for which the benefits depend on length of service for eligibility and vesting purposes and for all other benefits for which benefit levels depend on length of service (but not benefit accrual purposes under any defined benefit pension plan), the Purchaser shall give (or cause to be given) to each continuing Business Employee full credit for past service as of the Closing Date with the Company, LFS and/or the Subsidiaries and for any additional periods for which the Company, LFS and/or a Subsidiary has previously granted the Business Employee with service credit for comparable benefit purposes under a corresponding Company Benefit Plan ("Prior Service"). In addition, and without limiting the generality of the foregoing: (i) each Business Employee shall be given credit for Prior Service for purposes of eligibility to participate, satisfaction of any waiting periods, evidence of insurability requirements, or the application of any pre-existing condition limitations and shall be given credit for amounts paid under a corresponding Company Benefit Plan during the same period for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the Purchaser's Plans. Nothing in this Section 5.11 shall prevent Purchaser or the Subsidiaries from terminating the employment of any of the Business Employees at any time after the Closing.

    (c) Effective as of the Closing Date, the Purchaser shall establish or designate one or more defined contribution plans maintained by the Purchaser or its affiliates (which may include Subsidiary Benefit Plans) in which, subject to the terms and conditions of such plan (taking into account the provisions of this Section 5.11), Business Employees shall be eligible to participate (the "Purchaser's Defined Contribution Plan"). The Company sponsors the Liberty Financial Companies, Inc. Savings and Investment Plan (the "Companies' Defined Contribution Plan"). Subject to the provisions of this Section 5.11(c), the Company and the Purchaser shall take (or cause to be taken) all actions necessary to cause the assets and, to the extent of the assets transferred, the liabilities of the Companies' Defined Contribution Plan attributable to the accrued benefits of Business Employees to be transferred from

                                     B-1-35
the trustee of the Companies' Defined Contribution Plan to the trustee of the Purchaser's Defined Contribution Plan. However, no transfer of assets or liabilities shall occur with respect to any Business Employee whose annuity starting date occurs prior to the effective date of the transfer and further Purchaser's Defined Contribution Plan shall not be required to accept any transfer of assets or liabilities unless the effective date thereof, determined under this Section 5.11(c), is within six (6) months of the Closing Date. The assets to be transferred pursuant to the preceding sentence shall consist solely of cash and promissory notes evidencing outstanding loans to Business Employees. The transfer of assets and liabilities from the Companies' Defined Contribution Plan to the Purchaser's Defined Contribution Plan shall conform in all respects with Section 411(d)(6) and 414(1) of the Code. No transfer of assets and liabilities from the Companies' Defined Contribution Plan to the Purchaser's Defined Contribution Plan shall occur before the latest of (i) the Closing Date,
(u) the date on which the IRS issues a favorable determination letter with respect to the Companies' Defined Contribution Plan, which letter addresses said Plan's compliance with applicable law through the effective date of the transfer, and the Company has taken all actions required by the IRS as a condition of such favorable determination letter, and (iii) 90 days after the Company shall have provided the Purchaser with such evidence as it may reasonably request to establish both (A) that as of the effective date of the transfer Purchaser's Defined Contribution Plan will have no obligation to offer any annuity form of distribution with respect to the accrued benefits then to be transferred and (B) that Business Employees have been provided with a summary of any plan amendment necessary to eliminate all annuity forms of distribution from the Companies' Defined Contribution Plan and that satisfies the requirements of ERISA and applicable Department of Labor regulations relating to summaries of material modifications.

    (d) Notwithstanding the foregoing provisions of this Section 5.11, the Purchaser and the Company shall, prior to the Closing Date, cooperate and negotiate in good faith to achieve further agreements relating to the establishment of and/or the transition or transfer of employee benefit plans; such further agreements may include, without limitation, arrangements intended
(i) to facilitate the Purchaser's establishing the Purchaser's Plans relating to the Business Employees on or as of the Closing Date; (ii) to enable the Purchaser or any Subsidiary to continue participation in any Company Benefit Plan for a specified period after the Closing Date; (iii) to transfer from the Company to the Purchaser or any Subsidiary after the Closing Date a portion or all of the assets or liabilities or any policies, contracts or other properties, rights or obligations of any Company Benefit Plan; provided, however, that any such transfer shall be effected in a manner that is consistent with the best interests of all participants in the applicable Company Benefit Plan. The primary objectives of the parties in cooperating and negotiating any such further agreements shall be to provide for uninterrupted coverage of employees under appropriate employee benefit plans from and after the Closing Date and to provide for transfers of Company Benefit Plans or elements of Company Benefit Plans where such transfers shall be beneficial to employees and not unduly costly or otherwise burdensome to the Company and/or LFS, the Purchaser, any Subsidiary or any other participants in such Company Benefit Plans. The foregoing provisions of this Section 5.11(d) notwithstanding, no such further agreement with respect to employee benefit plans shall be effective unless and until it has been set forth in a written agreement duly executed on behalf of the Company and the Purchaser.

    (e) Notwithstanding the foregoing provisions of this Section 5.11, as of the Closing each of the Purchaser and the Subsidiaries shall pay and perform or cause their affiliates to pay and perform, all of the obligations with respect to the employees and former employees of the Subsidiaries (other than persons that the Company has transferred to the Company or to direct or indirect subsidiaries of the Company other than the Subsidiaries) under each of
(i) Sections 2 and 6 of the Retention Plan (pertaining to severance and Gross-Up Payments (as such term is defined in the Retention Plan)) and (ii) the Deferred Compensation Obligations; provided, however, that the Company shall pay and perform all obligations to such persons under Sections 3, 4 and 5 of the Retention Plan (pertaining to retention bonuses, stock options and restricted stock), and the Company acknowledges and agrees that

                                     B-1-36
none of the Purchaser or any of the Subsidiaries are assuming any obligations with respect to such provisions; provided, further, that the Purchaser and the Subsidiaries (and not the Company) shall be responsible for the entire amount of any Gross-Up Payments. In addition, the Company shall be responsible for the payment of a pro-rata portion of any 2001 bonuses for the period prior to the Closing Date and the Purchaser shall be only be responsible for the payment of that portion of any 2001 bonuses applicable to the period after the Closing Date. The Company shall administer the Retention Plan in accordance with the terms thereof and, following the Closing, shall (to the extent it continues to administer the Retention Plan with respect to the Business Employees) shall consult with the Purchaser before making any determinations thereunder. The Purchaser shall provide reasonable administrative assistance to the Company in connection with the making of payments pursuant to Sections 3, 4 and 5 of the Retention Plan and payments of bonuses pursuant to the immediately preceding sentence. The Company and the Purchaser shall allocate the "base amount" of parachute payments made or to be made to (or for the benefit of) any "disqualified individual" (in each case, as defined in Section 280G of the Code) in accordance with prop. Treasury Regulation 1.280G-1 (Q&A 38); provided that all parachute payments made or to be made to (or for the benefit of) that individual, including, without limitation, any Gross-Up Payments, shall be taken into account for purposes of such allocation. Except for the obligations with respect to the Retention Plan and the Deferred Compensation Obligations set forth in the immediately preceding sentence, nothing in this Section 5.11 shall in any way restrict the ability of the Purchaser or any Subsidiary to terminate any employee benefit plan, policy, program or arrangement after the Closing Date in accordance with the terms thereof. No Business Employee's election to defer the receipt of compensation shall cause the Purchaser to become responsible for any payment of compensation under the Retention Plan for which the Company is otherwise responsible under this Agreement. To effect any such deferral for which the Company is responsible, the Company shall make the payment to the Purchaser of the amount otherwise due to the Business Employee at the time otherwise due to the Business Employee absent the deferral; the Purchaser or the Subsidiaries shall pay or cause to be paid to such Business Employee in accordance with the terms of the applicable deferral arrangement such amount, together with all interest and investment increment due thereon, at the time due under such Business Employee's deferral election. The Company agrees that after the Closing it will retain in a segregated account funds sufficient to satisfy its obligations under Section 3 of the Retention Plan.

    5.12  TAX MATTERS.

    (a) Subject to the provisions of this Section 5.12, the Company and LFS shall cause each tax allocation or sharing agreement or arrangement, whether or not written, that may have been entered into by the Company and any Subsidiary, to be terminated as to such Subsidiary to the extent it relates to such Subsidiary as of or after the Closing Date, and no payments which would be owed by or to such Subsidiary pursuant thereto shall be made thereunder.

    (b) (i) The Company shall cause the Subsidiaries with which the Company and/or LFS files a consolidated federal income tax return or combined or unitary state tax return to pay distributions, whether denominated as dividends, payments pursuant to tax sharing agreements or otherwise (the "Tax Distributions") to the Company and/or LFS prior to the close of business on the fourth Business Day prior to the Closing Date that are equal to the liabilities for current Taxes shown in the Final Calculations. Notwithstanding the foregoing, any such liabilities referred to in the preceding sentence, which are not paid by the Subsidiaries prior to the Closing, shall be satisfied by the Purchaser through an adjustment to the Purchase Price pursuant to
Section 1.2(b)(iv).

        (ii) The Company and/or LFS shall make a payment to each Subsidiary prior to the close of business on the fourth Business Day prior to the Closing Date that is equal to that Subsidiary's current Tax assets shown in the Final Calculations.

                                     B-1-37

    (c)  RESPONSIBILITY FOR TAXES--INCOME TAXES

        (i) Subject to Sections 1.2(b)(iv) and 5.12(b), the Company and LFS, jointly and severally, shall be responsible for and shall pay (and shall indemnify and hold Purchaser harmless from and against) all federal, state, local, or foreign Income Taxes (as defined below) of each Subsidiary (and of any affiliated, consolidated, combined, unitary, or other similar group that includes any Subsidiary) attributable to:

                (A) any Tax period ending on or prior to the Closing Date, including without limitation (x) any Income Taxes described in clauses (ii) and
(iii) of the definition of "Taxes" herein (including without limitation any Taxes attributable to or resulting from the operation of section 1.1502-6 of the Treasury Regulations or any analogous provision of state, local, or foreign law) and (y) any Taxes attributable to or resulting from the Section 338(h)(10) Election (including without limitation any corresponding elections under state, local, or foreign tax law), any deferred income triggered by sections 1.1502-13 and 1.1502-14 of the Treasury Regulations; and any such tax consequences related to the intercompany sale between Liberty Funds Group and Liberty Funds Distributor Inc. of mutual fund B shares (the "LFG Deferred Income") shall not be reflected as a tax liability in Closing Tangible Net Worth. The estimated tax on the LFG Deferred Income as of the date of this Agreement is approximately
$20 million. For purposes of this Section 5.12, "Income Taxes" means any Taxes based upon or relating to income, including without limitation any Taxes calculated in whole or in part based on gross receipts or net revenues.

        (ii) The Company shall prepare (or cause to be prepared) and file (or cause to be filed) on a timely basis any Tax Returns of a Subsidiary for Tax periods described in Section 5.12(c)(i), regardless of when they become due. The Company and LFS shall timely pay (or cause to be paid) all Taxes shown or required to be shown to be due on such Tax Returns.

        (iii) With respect to any Income Taxes of a Subsidiary attributable to any Tax period that includes but does not end on the Closing Date:

                (A) The Company and LFS, jointly and severally, shall be responsible for and shall pay (and shall indemnify and hold Purchaser harmless from and against) all such Income Taxes attributable to the period through the Closing Date. The Income Taxes of a Subsidiary attributable to the period through the Closing Date shall be computed by taking into account any applicable items consistent with the principles of Section 5.12(c)(i)(A); and

                (B) Purchaser shall be responsible for and shall pay (and shall indemnify and hold the Company and LFS harmless from and against) all such Income Taxes attributable to the period after the Closing Date, determined consistently with clause (A) above.

                (C) Purchaser shall prepare (or cause to be prepared) and file (or cause to be filed) on a timely basis any applicable Tax Returns of a Subsidiary for applicable Income Tax periods that include but do not end on the Closing Date. Such Tax Returns shall be prepared on a basis consistent with the Subsidiary's prior Tax Returns to the extent permitted under all applicable Income Tax laws, rules and regulations. Purchaser shall pay (or cause to be paid) all Taxes shown to be due on such Tax Returns. To the extent that the Company and LFS are responsible for any portion of such Income Taxes pursuant to
Section 5.12(c)(iii)(A), the Company and LFS, jointly and severally, shall be liable for and shall reimburse Purchaser for that portion of such Income Taxes. Any such reimbursement shall occur within five (5) Business Days of receipt of notice of payment by Purchaser.

        (iv) The Company shall be entitled to all refunds of Income Taxes of the type and for all Tax periods referred to in Section 5.12(c)(i)-(iii), except with respect to any Tax Return for which Purchaser has paid a portion of the relevant Income Taxes as provided in Section 5.12(c)(iii), in which case Purchaser shall be entitled to a pro rata portion of such refund based on the proportion of applicable Income Taxes paid by Purchaser and the principles of this Section 5.12(c).

                                     B-1-38

    (d)  RESPONSIBILITY FOR TAXES--NON-INCOME TAXES.

        (i) The Company and LFS, jointly and severally, shall be responsible for and shall pay (and shall indemnify and hold Purchaser harmless from and against) all Taxes other than Income Taxes ("Non-Income Taxes") of the Subsidiaries attributable to any Tax period ending on or prior to the Closing Date, including any Non-Income Taxes attributable to or resulting from the Section 338(h)(10) Election (including without limitation any corresponding elections under state, local, or foreign tax law). With respect to any Non-Income Taxes of a Subsidiary attributable to any Tax period that includes but ends after the Closing Date,
(i) the Company and LFS, jointly and severally, shall be responsible for and shall pay (and shall indemnify and hold Purchaser harmless from and against) the Non-Income Taxes of the Subsidiary attributable to the period prior to and including the Closing Date and (ii) Purchaser shall be responsible for and shall pay (and shall indemnify and hold the Company and LFS harmless from and against) the Non-Income Taxes of the Subsidiary attributable to the period after the Closing Date. For any Taxes based on sales or revenue, the allocation of responsibility shall be based on the sales or revenues, as applicable, taken into account during the applicable periods. For any real estate Taxes or other property or asset-based Taxes, the allocation of responsibility shall be based on the number of days the applicable asset was held by the applicable Subsidiary in the applicable Tax period through the Closing Date as compared to the number of days the applicable asset was held by the applicable Subsidiary in the applicable Tax period after the Closing Date. For all other Non-Income Taxes, the allocation of responsibility shall be made by reference to the specific asset, activity or payment producing such Tax liability, and if the Tax liability cannot practically be so allocated, then PRO RATA based on the number of days in the applicable Tax period through the Closing Date as compared to the number of days in the Tax period after the Closing Date, or based on some other method determined jointly by Purchaser and the Company to be more appropriate.

        (ii) Purchaser shall prepare (or cause to be prepared) and file (or cause to be filed) on a timely basis any Tax Returns for Non-Income Taxes of the Subsidiaries that are due (including all applicable extensions) after the Closing Date. Such Tax Returns shall be prepared on a basis consistent with the Subsidiaries' prior Tax Returns to the extent permitted under all applicable Tax laws, rules and regulations. Purchaser shall pay (or cause to be paid) all Non-Income Taxes shown or required to be shown to be due on such Tax Returns. The Company and LFS, jointly and severally, shall be liable for and shall reimburse Purchaser for that portion of such Taxes for which they are responsible pursuant to Section 5.12(d)(i). Any such reimbursement shall occur within five (5) Business Days of receipt of notice of payment by Purchaser.

        (iii) The Company shall be entitled to all refunds of Non-Income Taxes of the type and for the Tax periods referred to in the first sentence of
Section 5.12(d)(i) above. With respect to any refunds of Non-Income Taxes of the type and for the Tax periods referred to in the remainder of
Section 5.12(d)(i), the Company and Purchaser shall each be entitled to a PRO RATA portion of such refund based on the respective proportions of applicable Non-Income Taxes paid by the Company or LFS on the one hand, or Purchaser on the other and the principles of this Section 5.12(d).

    (e) RIGHT TO REVIEW TAX CLAIMS. For purposes of Section 5.12(c)(iii)(C), 5.12(c)(iv), 5.12(d)(ii) and 5.12(d)(iii), the Purchaser shall afford the Company a reasonable opportunity (but not less than 30 days) prior to the Filing of any Tax Return, claim for refund, or other document that contains an item that affects the liabilities of the Company for Taxes or its rights to a refund of Taxes under this Section 5.12 (a "Filing") to review any such Filing. The Company shall have the right to approve any such Filing to the extent that the preceding sentence applies. The failure of the Company to notify the Purchaser in writing of its objection to the treatment of any such item within 25 days after it has received a copy of the Filing shall be treated as approval of such Filing. If the Purchaser and the Company are unable to agree on the contents of a Filing, the matter shall be referred for final and binding arbitration to a person reasonably acceptable to both parties. The costs of such arbitration shall be borne equally by the Company and the Purchaser.

                                     B-1-39

    (f)  COOPERATION ON TAX MATTERS; CONDUCT OF PROCEEDINGS

        (i) Purchaser and the Company shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the preparation and filing of Tax Returns pursuant to Sections 5.12(c) and
(d) hereof and any audit, litigation or other proceeding with respect to Taxes of any Subsidiary, any Fund, or any Offshore Fund. Such cooperation shall include the retention and (upon the other party's request) the provision of records and documentation that are reasonably relevant to such preparation and filing and to any audit, litigation or other proceeding relating thereto and making employees reasonably available on a mutually convenient basis to provide additional available information and explanation of any material provided hereunder. For purposes of the preceding sentence, the Company, LFS, and the Purchaser shall (and shall cause their affiliates to) preserve all such records and documentation until the expiration of any applicable statute of limitations, including extensions thereof of which they have not less than thirty (30) days' prior written notice.

        (ii) The Company shall be solely responsible for defending any audit, litigation or other proceeding with respect to Taxes of Subsidiaries for which the Company or LFS is liable hereunder (but only with respect to matters for which they are so liable), and shall have the sole authority to negotiate, compromise and settle any such audit, litigation or other proceeding (but only with respect to those issues). The Company shall keep Purchaser reasonably informed as to the progress of any such audit, litigation or other proceeding with respect to such Taxes, and shall, if Purchaser so requests in writing, permit Purchaser at its expense to participate in any such audit, litigation or other proceeding insofar as it relates to the Subsidiaries; PROVIDED THAT the Company shall not settle any such audit, litigation, or other proceeding without Purchaser's consent (not to be unreasonably withheld) if such settlement would increase the Tax liabilities of Purchaser or any of its affiliates (including any Subsidiary) for any period after the Closing Date. If, as a result of any such audit, litigation or proceeding the Company is required to pay any additional Taxes hereunder, and, in the case of any settlement Purchaser's prior written consent shall have been duly obtained hereunder, Purchaser shall reimburse the Company for that portion of such Taxes for which it is responsible under Sections 5.12(c) or 5.12(d) hereof, within five (5) Business Days after receipt of notice of payment.

    (g) Except for taxes paid pursuant to Sections 5.12(b)(i) and 5.12(b)(ii), all payments made by the parties under this Section 5.12 shall be treated, to the fullest extent permissible, as adjustments in the Purchase Price.

    (h) The parties' obligations under this Section 5.12 shall survive the Closing.

    5.13 INTERESTED PERSONS. The Company shall cause the Closing condition contained in Section 6.2(d)(i) to be satisfied to the extent it is within the Company's ability to do so.

    5.14 OTHER CONFIDENTIALITY AGREEMENTS. The Company shall promptly inform the Purchaser of any breach of any confidentiality agreement (and the basic facts of such breach) entered into by the Company or any of its affiliates or representatives on behalf of the Company in connection with the sale of the Business (each such agreement, a "Company Confidentiality Agreement"). The Company shall use commercially reasonable efforts, at the Company's expense, to take reasonable actions necessary to enforce the provisions of any such Company Confidentiality Agreement.

    5.15 INTERCOMPANY MATTERS. All intercompany accounts, agreements or other arrangements (other than (i) the Transition Services Agreement and
(ii) agreements or other arrangements to continue after the Closing pursuant to
(A) Section 1.6, 5.8, 5.10, 5.11, 5.12 or 5.15 of this Agreement, (B) the
License Agreement and (C) the LMIC Indemnification Agreement) between any of the Company or any affiliate or subsidiary of any of the Companies (other than the Subsidiaries), on the one hand, and any Subsidiary, on the other hand, as of the Closing shall be settled in accordance with their terms and consistent with past practices in the manner provided in this Section 5.15 (all such accounts,

                                     B-1-40
agreements and arrangements, the "Interconnects"). At least five Business Days prior to the Closing, the Company shall prepare and deliver to the Purchaser a statement setting out in reasonable detail the calculation of all intercompany account balances in respect of the Interconnects to be settled hereunder based upon the latest available financial information as of such date and, to the extent reasonably requested by the Purchaser, provide the Purchaser with supporting documentation to verify the underlying intercompany charges and transactions. Such statement will include actual amounts reflected in the most recently closed monthly books and records and estimates for the period through the Closing Date based on the latest financial information available as of such date. Except as contemplated by (i) the Transition Services Agreement or
(ii) agreements or other arrangements to continue after the Closing pursuant to
Section 1.6, 5.8, 5.10, 5.11, 5.12 or 5.15 of this Agreement, (B) the License Agreement or (C) the LMIC Indemnification Agreement, all Interconnects will be terminated effective as of the Closing.

    5.16 TRANSFER OF RECORDS. On or promptly following the Closing Date, except to the extent that such books of account, records and files are in possession of the Subsidiaries, the Company shall use commercially reasonable efforts to deliver or cause to be delivered to the Purchaser originals or copies of, or extracts of information containing, all of the Business's books of account, records and files that are in the possession of any of the Company or any affiliate of the Company, including, without limitation, all employee files (for Business Employees only), monthly financial statements, trial balances, general ledgers, accounting records, forms, marketing materials, sales training manuals, sales promotional data, customer lists, business plans, correspondence and litigation files, in each case used in or related to the Business.

    5.17 SERIES A PREFERRED REDEMPTION. The Company shall call for the redemption, and to the extent not converted prior to the redemption date in accordance with the terms thereof shall redeem, all outstanding shares of the Series A Preferred pursuant to the charter of the Company effective as of a date prior to the record date for determining the holders of the Company capital stock entitled to vote at the Company Stockholders' Meeting.

    5.18 CRABBE HUSON AGREEMENT. The Company shall use its commercially reasonable efforts to cause that certain Asset Acquisition Agreement by and between Crabbe Huson Group, Inc., James E. Crabbe and Richard S. Huson and the Company and LFC Acquisition Corp. dated June 10, 1998, to be amended to eliminate the requirement that 10% of contingent purchase price payments thereunder be payable in shares of the Company's Common Stock.

                                   ARTICLE 6
                                   CONDITIONS

    6.1 CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE SALE. The respective obligations of each party to effect the Sale shall be subject to the fulfillment or waiver at or prior to the Closing of each of the following conditions:

    (a) The Sale shall have been authorized by the affirmative vote of the holders of a majority of the Shares as of the applicable record date voting as a single class;

    (b) Any waiting period (and any extension thereof) applicable to the consummation of the Sale under the Hart-Scott-Rodino Act shall have expired or been terminated and the Company and the Purchaser shall have received all of the other consents and approvals required under Applicable Law the failure of which to obtain would prevent the consummation of the Sale or reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect, and such consents or approvals shall be in full force and effect and all statutory waiting periods in respect thereof shall have expired;

                                     B-1-41

    (c) No order, decree or ruling issued by a court of competent jurisdiction or by a Government Entity nor any statute, rule, regulation or executive order promulgated or enacted by any Government Entity shall be in effect that would prohibit the Sale or make illegal the acquisition or ownership of the Purchased Securities by the Purchaser or otherwise prevent the consummation of the Sale; provided, that the party seeking to assert this condition shall have complied with its obligations under Section 5.4; and

    (d) The Transition Services Agreement, the Transition Letter Agreement, the License Agreement and the LMIC Indemnification Agreement shall be in full force and effect.

    6.2 ADDITIONAL CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE SALE. The obligation of the Company to effect the Sale is further subject to fulfillment (or waiver by the Company) of the following conditions:

    (a) The representations and warranties of the Purchaser contained herein shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing except (x) for changes specifically permitted by the terms of this Agreement,
(y) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and (z) where the failure of the representations and warranties to be true and correct (without giving effect to any qualifications as to "material" or similar qualifications) would not, individually or in the aggregate, reasonably be expected to impair materially the ability of the Purchaser to perform its obligations hereunder;

    (b) The Purchaser shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Closing;

    (c) The Purchaser shall have delivered to the Company a certificate, dated the Closing Date and signed by a duly authorized officer, to the effect that each of the conditions specified in clauses (a) and (b) of this Section 6.2 is satisfied;

    (d) (i) At least 75% of the members of each Fund Board which has approved a new investment advisory contract (including an interim investment advisory contract under Investment Company Act Rule 15a-4) with a Subsidiary (or such other entity that will act as investment adviser to such Funds following the Closing) shall not be "interested persons" (as such term is defined in the Investment Company Act) of the Company (or such other entity that will act as investment adviser to such Funds following the Closing) or of the Purchaser; and
(ii) no "unfair burden" or any express or implied terms, conditions or understandings applicable thereto as contemplated by Section 15(f)(1)(B) of the Investment Company Act shall have been imposed on any of the Funds as a result of this Agreement;

    (e) The Purchaser shall have executed and delivered a counterpart signature page to the Transition Services Agreement; and

    (f) The Purchaser shall have paid the Purchase Price, as contemplated by
Section 1.2.

    6.3 ADDITIONAL CONDITIONS TO OBLIGATION OF THE PURCHASER TO EFFECT THE SALE. The obligation of the Purchaser to effect the Sale is further subject to the fulfillment (or waiver by the Purchaser) of the following conditions:

    (a) The representations and warranties of the Company and LFS contained herein shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except (x) for changes specifically permitted by the terms of this Agreement, (y) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and (z) where the failure of such representations and warranties to be true and correct (without giving effect to any qualifications as to Company Material Adverse Effect, "material" or similar qualifications) would not,

                                     B-1-42
individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect;

    (b) The Company and LFS shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Closing;

    (c) The Company and LFS shall have delivered to the Purchaser a certificate, dated the Closing Date and signed by its Chief Executive Officer to the effect that each of the conditions specified in clauses (a) and (b) of this
Section 6.3 with respect to the Company and LFS is satisfied;

    (d) The Company shall have obtained all consents, waivers, or approvals, necessary to provide that the consummation of the Sale does not constitute a default under, or effect or give rise to a right of termination of the Material Contracts identified in Section 6.3(d) of the Disclosure Schedule;

    (e) There shall not have been a Company Material Adverse Effect since the date of this Agreement;

    (f) The Fund Board Resolutions and any shareholder approvals, other approvals or consents contemplated by Sections 5.7 (a), (b), (d) and (e) shall have been received and shall be in full force and effect from Funds, Offshore Funds and Non-Fund Clients that represented, as of March 31, 2001, at least 80% of the March 31, 2001 AUM; provided that a so-called implied or negative consent shall be deemed an approval or consent of a Non-Fund Client for purposes of this
Section 6.3(f) as long as the Company or a Subsidiary has complied with
Section 5.7(e) hereof with respect to such Non-Fund Client; provided, however, that anything herein to the contrary notwithstanding, a Fund Board Resolution or other approval or consent with respect to a Fund, Offshore Fund or a Non-Fund Client shall be deemed not to have been received for purposes of this Agreement if (a) any of the Company, LFS or any of the Subsidiaries, or any of their respective representatives or agents, has agreed or entered into an understanding to cap, reduce, waive, reimburse or otherwise modify the fees payable by such client in connection with obtaining any Fund Board Resolution or other approval or consent with respect to such client, or (b) such consent was obtained pursuant to Investment Company Act Rule 15a-4.

    (g) The Closing Date Revenue Run Rate shall be not less than 80% of the December 31 Revenue Run Rate;

    (h) The Company and LFS shall have delivered to the Purchaser certificates representing the Purchased Securities duly endorsed in blank or with duly executed stock powers in blank, in proper form for transfer; and

    (i) Each of Company and LFS shall deliver to the Purchaser a certificate of Non-Foreign Status duly executed by an officer of the Company, in a form reasonably acceptable to Purchaser meeting the requirements of Treasury Regulation Section 1.1445-2(c)(3).

                                   ARTICLE 7
                       TERMINATION, AMENDMENT AND WAIVER

    7.1 TERMINATION. This Agreement may be terminated and the Sale may be abandoned at any time prior to the Closing, whether prior to or (except as provided in Section 7.1(c)) after approval of the Sale by the Company's Stockholders, as follows:

    (a) by mutual written consent of the Purchaser and the Company;

                                     B-1-43

    (b) by either the Purchaser or the Company if (i) the Closing shall not have occurred on or before April 30, 2002 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 7.1(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) there shall be any order which is final and nonappealable preventing the consummation of the Sale;

    (c) prior to (but not subsequent to) the approval by the Company's Stockholders at the Company Stockholders' Meeting, by the Purchaser or the Company if (i) the Board of Directors of the Company withdraws, modifies, changes or fails to reaffirm (within a reasonable period of time after a request by the Purchaser) its recommendation of the Sale in a manner adverse to the Purchaser, (ii) the Board of Directors of the Company shall have recommended to the Company's Stockholders another Acquisition Proposal, or (iii) a tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of the Company is commenced, and the Board of Directors of the Company fails within the time provided in Rule 14e-2 under the Exchange Act to recommend against acceptance of such tender offer or exchange offer by the Company's Stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its Stockholders); provided, however, that the Company may not terminate this Agreement pursuant to this Section 7.1(c) unless the Company shall have complied in all respects with Section 5.5 (except for inadvertent failures to so comply) and shall have paid to the Purchaser the Termination Fee; provided further, that any public statement by the Company that
(A) it has received an Acquisition Proposal or otherwise taken any action permitted by Section 5.5(a) or (B) otherwise describes the operation of the provisions of this Agreement relating to an Acquisition Proposal, termination, the Board of Directors' recommendation of the Sale, or the transactions contemplated hereby, shall not, in and of themselves, be deemed to be a proposal to withdraw, modify or change the Board of Directors' recommendation for purposes of this Section 7.1(c);

    (d) by either the Purchaser or the Company if the Sale or any of the Transactions shall fail to receive the affirmative vote of the holders of a majority of the Shares as of the applicable record date for approval when voted on by the Company's Stockholders at the Company Stockholders' Meeting (or any permitted adjournment thereof);

    (e) by the Purchaser upon a breach of any representation or warranty or material covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or
Section 6.3(b) would not be satisfied ("Terminating Company Breach"); provided, however, that, if such Terminating Company Breach is curable by the Company within a thirty day period, the Purchaser may not terminate this Agreement under this Section 7.1(e) during such thirty day period for so long as the Company continues to exercise commercially reasonable efforts as may be appropriate to cure such Terminating Company Breach; or

    (f) by the Company upon a breach of any representation or warranty or material covenant or agreement on the part of the Purchaser set forth in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue, in either case such that the conditions set forth in
Section 6.2(a) or Section 6.2(b) would not be satisfied ("Terminating Purchaser Breach"); provided, however, that, if such Terminating Purchaser Breach is curable by the Purchaser within a thirty day period, the Company may not terminate this Agreement under this Section 7.1(f) during such thirty day period for so long as the Purchaser continues to exercise commercially reasonable efforts as may be appropriate to cure such Terminating Purchaser Breach.

    7.2  EFFECT OF TERMINATION.  On termination of this Agreement as provided in
Section 7.1, all obligations and agreements of the parties set forth in Articles 1 through 6, except Section 5.3, shall forthwith terminate and be of no further force or effect; provided that if the Purchaser receives the

                                     B-1-44

Termination Fee contemplated by Section 7.5, neither the Purchaser nor any of its affiliates shall assert, prosecute or pursue in any manner, directly or indirectly, any claim or cause of action against the Company or LFS or any of their officers, directors or affiliates; provided further that the foregoing shall not relieve any party of liability for damages actually incurred as a result of any willful breach of any of such provisions in Articles 1 through 6, prior to such termination. Neither the Purchaser nor the Company may elect to terminate this Agreement pursuant to more than one clause of Section 7.1.

    7.3 AMENDMENT. This Agreement may not be amended except by action of each of the parties hereto set forth in an instrument in writing signed on behalf of each of the parties hereto; provided, however, that after approval of the Sale by the Company's Stockholders, without the further approval of the Company's Stockholders no amendment may be made that would: (i) reduce the Purchase Price or change the form thereof; or (ii) change any other terms and conditions of this Agreement if any of the changes, alone or in the aggregate, would materially adversely affect the Company's Stockholders (other than the Purchaser and its affiliates).

    7.4 WAIVER. At any time prior to the Closing, whether before or after the Company Stockholders' Meeting, subject to the proviso contained in Section 7.3, any party may waive compliance by any other party with any agreements of such other party. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer. The failure of any party to assert any of its rights under this Agreement shall not constitute a waiver of such rights.

    7.5  EXPENSES; TERMINATION FEE.

    (a) If this Agreement is terminated by the Purchaser pursuant to
Section 7.1(e) or by the Company pursuant to Section 7.1(f), then the party terminating this Agreement shall be entitled to reimbursement by the other party of all reasonable out-of-pocket costs and expenses (including, without limitation, fees and disbursements of counsel, financial advisors, actuaries and accountants) incurred by it in connection with this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, if either
(i) the Company has received an Acquisition Proposal at the time this Agreement is terminated by the Purchaser pursuant to Section 7.1(e) or receives an Acquisition Proposal within three months after the date of such termination under Section 7.1(e) and within 12 months after the date of termination the Company consummates a sale of the Purchased Subsidiaries or all or substantially all of the assets of the Subsidiaries as a whole for an amount greater than the Purchase Price (a "Subsequent Deal") or (ii) this Agreement is terminated by the Purchaser pursuant to Section 7.1(e) as a result of a breach by the Company of
Section 5.5, then the Company shall pay the Purchaser within ten Business Days after (a) the consummation of the Subsequent Sale, in the case of the circumstances described in clause (i), or (b) the termination date, in the case of the circumstances described in clause (ii), the Termination Fee (as defined below) in immediately available funds, less any expenses of the Purchaser previously reimbursed by the Company.

    (b) If this Agreement is terminated by the Company pursuant to
Section 7.1(c), then the Company shall pay the Purchaser as a condition precedent to such termination a fee of $45,000,000 (the "Termination Fee") in immediately available funds. If this Agreement is terminated by the Purchaser pursuant to Section 7.1(c), then the Company shall pay to the Purchaser within five Business Days after the date of such termination the Termination Fee.

    (c) The parties acknowledge that the agreements contained in this
Section 7.5 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if any party fails to pay any payments due to the other party pursuant to this Section 7.5 and, in order to obtain such payment, the party that has not received such payment commences a suit that results in a judgment against the other party, such other party shall pay to such party that had not received such payment (in addition to the amount of such judgment) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable

                                     B-1-45
fees and disbursements of counsel, financial advisors, actuaries and accountants) incurred by the party that had not received such payment in connection with such suit, together with interest on the amount of such judgment at the prime rate of Citibank N.A. in effect on the date that such payment was required to be made (in lieu of and not in addition to any other interest payable under applicable law).

    (d) This Section 7.5 shall survive any termination of this Agreement.

                                   ARTICLE 8
                               GENERAL PROVISIONS

    8.1 PUBLICITY. For so long as this Agreement is in effect, except as such party may be required by applicable law or applicable national stock exchange, SEC or NASD or other regulatory requirements, neither the Company nor the Purchaser shall, nor shall either permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the Sale without the consent of the other party, which consent shall not be unreasonably withheld or delayed. Whenever the Company or the Purchaser proposes to make a required press release or public announcement, it shall use its reasonable efforts to allow the other reasonable time to comment on such release or announcement in advance, but the final form and content of any such required release or announcement shall be at the discretion of the disclosing party.

    8.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been properly given if (i) delivered personally, (ii) sent by certified or registered mail, return receipt requested,
(iii) sent by overnight courier for delivery on the next Business Day, or
(iv) sent by confirmed telecopy, provided that a hard copy of all such telecopied materials is thereafter sent within 24 hours in the manner described in clauses (i), (ii) or (iii), to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

    (a) If to the Purchaser:

           Fleet National Bank
           100 Federal Street
           Boston, Massachusetts 02110
           Attention: Brian Moynihan
           Telecopy No.: (617) 434-1926

                   with copies to:

           Fleet National Bank
           100 Federal Street
           Boston, Massachusetts 02110
           Attention: Terrence P. Laughlin
           Telecopy No.: (617) 434-2729

                   and

           Fleet National Bank
           100 Federal Street
           Boston, Massachusetts 02110
           Attention: William Mutterpurl
           Telecopy No.: (617) 434-2186

                   and

           Bingham Dana LLP
           150 Federal Street
           Boston, Massachusetts 02110
           Attention: Neal J. Curtin, Esq.
           Telecopy No.: (617) 951-8736

                                     B-1-46

    (b) If to the Company:

           Liberty Financial Companies, Inc.
           600 Atlantic Avenue
           Boston, Massachusetts 02210-2214
           Attention: Lindsay Cook, Executive Vice President
           Telecopy No.: (617) 720-5376

                   and

           Liberty Financial Companies, Inc.
           600 Atlantic Avenue
           Boston, Massachusetts 02210-2214
           Attention: Kevin M. Carome, Senior Vice President and General Counsel Telecopy No.: (617) 742-7338

                   with a copy to:

           Choate, Hall & Stewart
           Exchange Place
           53 State Street
           Boston, Massachusetts 02109
           Attention: William P. Gelnaw, Jr., Esq.
           Telecopy No.: (617) 248-4000

Notices provided in accordance with this Section 8.2 shall be deemed delivered
(i) on the date of personal delivery, (ii) on the date such notice is actually received or delivery thereof is refused at the specified address, or (iii) on the date of confirmation of receipt of the telecopy transmission, as the case may be.

    8.3 INTERPRETATION. When a reference is made in this Agreement to subsidiaries of the Purchaser or the Company, the word "subsidiary" or "subsidiaries" means any corporation more than 50% of whose outstanding voting securities, any or partnership, joint venture or other entity more than 50% of whose total equity interests are, directly or indirectly, owned by the Purchaser or the Company, as the case may be; and the word "affiliates" (as distinguished from the words "affiliated person" when used with reference to the Investment Company Act) shall have the meaning assigned to such term under Rule 405 of the Securities Act. For purposes of this Agreement, the Company shall not be deemed to be an affiliate or subsidiary of the Purchaser. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Inclusion of information in the Disclosure Schedule shall not be taken as an admission or acknowledgment of the materiality of such information.

    8.4 REPRESENTATIONS AND WARRANTIES; ETC. The representations and warranties of the Company, LFS and the Purchaser contained herein shall expire with, and be terminated and extinguished upon, consummation of the Sale. This
Section 8.4 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Sale.

    8.5  MISCELLANEOUS.

    (a) This Agreement together with the Confidentiality Agreement constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person any rights or remedies hereunder, create any agreement of employment with any person or otherwise (except for Sections 5.8) create any third-party beneficiary hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. The rights of the parties under this Agreement shall not be

                                     B-1-47
assigned prior to the consummation of the Sale, or a termination pursuant to
Article 7, provided, however, that the Purchaser may assign its rights and obligations in whole or in part to any of its affiliates, but no such assignment shall relieve the Purchaser of its obligations hereunder. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of Massachusetts, without giving effect to the principles of conflict of laws. This Agreement may be executed in one or more counterparts (including by facsimile transmission) which together shall constitute a single agreement. Any reference herein to any agreement shall be deemed to mean such agreement as it may be amended from time to time.

    (b) Each party hereby irrevocably and unconditionally consents and submits to the jurisdiction of the courts of Massachusetts and the United States of America located in Massachusetts for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by United States registered mail to the respective addresses set forth in Section 8.2 shall be effective service of process for any action, suit or proceeding brought against each party in any such court. Each party hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of Massachusetts or the United States of America located in Massachusetts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

    8.6 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect so long as the economic substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

    8.7 WAIVER OF JURY TRIAL. Each party hereto waives its rights to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement, any agreement, contract or other document or instrument executed in connection herewith, or any of the transactions contemplated hereby.

               [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

                                     B-1-48

    IN WITNESS WHEREOF, the Purchaser, the Company and LFS have caused this Agreement to be duly executed as of the date first above written by their respective officers thereunto duly authorized.

FLEET NATIONAL BANK                            LIBERTY FINANCIAL COMPANIES, INC.

By:  /s/ TERRENCE P. LAUGHLIN                  By:  /s/ GARY L. COUNTRYMAN
     ---------------------------------------        ---------------------------------------
     President                                      President

                                               LIBERTY FINANCIAL SERVICES, INC.

                                               By:  /s/ GARY L. COUNTRYMAN
                                                    ---------------------------------------
                                                    President

                                     B-1-49

                                                                    APPENDIX B-2

                              FLEET NATIONAL BANK
                                100 FEDERAL STREET
                                 BOSTON, MA 02110

                                                                    June 4, 2001

Liberty Mutual Insurance Company
175 Berkeley Street
Boston, Massachusetts 02117

Ladies and Gentlemen:

    This letter is to confirm our agreement regarding all of the shares of common stock, $0.01 par value per share ("LFC COMMON STOCK"), of Liberty Financial Companies, Inc., a Massachusetts corporation (the "COMPANY"), beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by you and any other shares of LFC Common Stock as to which you may hereafter acquire beneficial ownership (the "SHARES"). In order to induce Fleet National Bank, a national banking association ("BUYER"), to enter into a Stock Purchase Agreement to be dated as of the date hereof among the Company, Liberty Financial Services, Inc., a Massachusetts corporation ("LFS"), and Buyer (the "STOCK PURCHASE AGREEMENT"), you hereby agree as follows:

    1. You hereby represent and warrant as to the Shares issued, outstanding and beneficially owned by you as of the date of this letter agreement that
(i) you are the sole owner of and have full right, power and authority to vote the Shares, and this letter agreement is a valid and binding agreement, enforceable against you, in accordance with its terms, (ii) such Shares constitute at least 70% of the total issued and outstanding shares of LFC Common Stock as of the date hereof, and (iii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of, or conflict with, or default under, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound.

    2. You hereby agree not to sell, transfer or encumber the Shares prior to the first to occur of (i) the date on which the Stock Purchase Agreement is terminated in accordance with its terms and (ii) the date on which this letter agreement is terminated in accordance with its terms.

    3. You hereby agree to vote or cause to be voted all of the Shares (i) in favor of authorization of the Stock Purchase Agreement and the transactions contemplated thereby and (ii) against any other matters which would be inconsistent with the Stock Purchase Agreement or the transactions contemplated thereby. In furtherance of your voting agreement in this paragraph, you hereby revoke any and all previous proxies with respect to any of the Shares other than the proxy granted to Sun Life Insurance Company of Canada ("SUN LIFE") pursuant to that certain Voting Agreement dated May 2, 2001 between you and Sun Life for the sole purpose of effecting the transactions contemplated under that certain Stock Purchase Agreement among the Company, LFS and Sun Life. In addition, you hereby agree to execute such additional documents as Buyer may reasonably request to effectuate its voting rights under this paragraph.

    4. From the date of this Agreement to termination hereof, you shall not, directly or indirectly, through any subsidiary, affiliate, officer, director, employee, representative or agent (a) solicit, initiate, or encourage any inquiries or proposals that constitute or could reasonably be expected to lead to an Acquisition Proposal, or (b) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal. Notwithstanding the foregoing

                                     B-2-1

Liberty Mutual Insurance Company
June 4, 2001

provisions of this paragraph 4, (i) it is understood that the foregoing is not intended to limit the provisions of or the Company's rights under Section 5.5 or
Section 7.1(c) of the Stock Purchase Agreement and (ii) Liberty Mutual Insurance Company and its subsidiaries, affiliates, officers, directors, employees, representatives or agents may participate in any action which the Company is permitted to take under Section 5.5 of the Stock Purchase Agreement and, in connection therewith, and simultaneously with the Company entering into an agreement relating to an Acquisition Proposal, to enter into such agreement(s) as the buyer under the Acquisition Proposal may request.

    5. We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement
(i) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This letter agreement is not intended to confer upon any other person any rights or remedies hereunder.

    6. This letter agreement (including, without limitation, the proxy granted by paragraph 3 of this letter agreement) shall terminate when, and if, the Stock Purchase Agreement is terminated in accordance with its terms, and the parties hereto may also terminate this letter agreement at any time by mutual written consent.

    7. You acknowledge that irreparable damage to Buyer would occur in the event that you do not perform any provision of this letter agreement in accordance with its specific terms or otherwise breach this letter agreement. You agree that, in the event of any breach or threatened breach by you of any covenant or obligation contained in this letter agreement, Buyer shall be entitled to seek and obtain (i) a decree or order of specific performance to enforce the performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. You further agree that Buyer shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph 7, and you hereby irrevocably waive any right that you may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

    8. This letter agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of The Commonwealth of Massachusetts. Each of the parties shall pay its own expenses in connection with the execution and performance of this letter agreement.

    9. If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

               [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

                                     B-2-2

Liberty Mutual Insurance Company
June 4, 2001

    Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.

                                                       Sincerely,

                                                       FLEET NATIONAL BANK

                                                       By:  /s/ TERRENCE P. LAUGHLIN
                                                            ----------------------------
                                                            Name: Terrence P. Laughlin
                                                            Title:

Acknowledged and agreed as of the date first above written:

LIBERTY FINANCIAL COMPANIES, INC.

By:  /s/ J. PAUL CONDRIN
     -------------------------------------
     Name: J. Paul Condrin
     Title:  Senior Vice President and Chief
             Financial Officer

                                     B-2-3

                                                                      APPENDIX C

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                            DATED AS OF JUNE 4, 2001
                                     AMONG
                       LIBERTY MUTUAL INSURANCE COMPANY,
                          LFC ACQUISITION CORPORATION,
                                      AND
                       LIBERTY FINANCIAL COMPANIES, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AGREEMENT AND PLAN OF MERGER..............................................      C-1
BACKGROUND................................................................      C-1
ARTICLE 1 THE MERGER......................................................      C-1
         1.1  The Merger..................................................      C-1
1.2.........  Effect of the Merger........................................      C-1
         1.3  Closing and Consummation of the Merger......................      C-2
         1.4  Articles of Organization; By-Laws; Directors and Officers...      C-2
         1.5  Conversion of Securities....................................      C-2
         1.6  Company Stock Options and Plans.............................      C-4
         1.7  Exchange of Certificates....................................      C-4
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND ACQUISITION
  SUB.....................................................................      C-6
         2.1  Organization and Qualification..............................      C-6
         2.2  Authority...................................................      C-6
         2.3  Status of Acquisition Sub...................................      C-6
         2.4  Litigation..................................................      C-6
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................      C-7
         3.1  Organization and Qualification..............................      C-7
         3.2  Authority...................................................      C-7
         3.3  Fairness Opinion, Brokers...................................      C-7
ARTICLE 4 CONDUCT OF BUSINESS.............................................      C-8
         4.1  Conduct Prior to Effective Time.............................      C-8
         4.2  Notification of Certain Matters.............................      C-8
         4.3  Conduct of Business by Purchaser............................      C-8
ARTICLE 5 ADDITIONAL AGREEMENTS...........................................      C-8
         5.1  Preparation of Proxy Statement..............................      C-8
         5.2  Board Recommendation........................................      C-9
         5.3  Fees and Expenses...........................................      C-9
         5.4  Additional Agreements.......................................      C-9
         5.5  Governmental Filings........................................      C-9
         5.6  Indemnification and Insurance...............................     C-10
         5.7  Employee Benefit Matters....................................     C-11
         5.8  Joint and Several Obligations...............................     C-11
         5.9  Exemption from Liability Under Section 16...................     C-11
ARTICLE 6 CONDITIONS......................................................     C-11
              Conditions to Obligation of Each Party to Effect the
         6.1  Merger......................................................     C-11
ARTICLE 7 TERMINATION, AMENDMENT AND WAIVER...............................     C-12
         7.1  Termination.................................................     C-12
         7.2  Effect of Termination.......................................     C-12
         7.3  Amendment...................................................     C-12
         7.4  Waiver......................................................     C-12
ARTICLE 8 GENERAL PROVISIONS..............................................     C-13
         8.1  Publicity...................................................     C-13
         8.2  Notices.....................................................     C-13
         8.3  Interpretation..............................................     C-14
         8.4  Representations and Warranties; etc.........................     C-14
         8.5  Miscellaneous...............................................     C-14
         8.6  Validity....................................................     C-14

Index of Defined Terms

TERM                                                            PAGE
----                                                          --------
Acquisition Sub.............................................     C-1
affiliates..................................................    C-14
Agreement...................................................     C-1
Annuity Agreement...........................................     C-1
Annuity Buyer...............................................     C-1
Annuity Sale................................................     C-1
Articles of Merger..........................................     C-1
AUM Agreement...............................................     C-1
AUM Buyer...................................................     C-1
AUM Sale....................................................     C-1
Certificates................................................     C-4
Code........................................................     C-5
Company.....................................................     C-1
Company Material Adverse Effect.............................     C-7
Company Stockholders' Meeting...............................     C-9
Disclosure Schedule.........................................     C-7
Dissenting Shares...........................................     C-4
Effective Time..............................................     C-2
Financial Advisor...........................................     C-7
Indemnified Parties.........................................    C-10
LFS.........................................................     C-1
MBCL........................................................     C-1
Merger......................................................     C-1
Payment Agent...............................................     C-4
Payment Fund................................................     C-4
Purchaser...................................................     C-1
Sales.......................................................     C-1
SEC.........................................................     C-9
Segment Buyers..............................................     C-1
Segment Purchase Agreements.................................     C-1
Stockholders................................................     C-5
subsidiaries................................................    C-14
subsidiary..................................................    C-14
Surviving Corporation.......................................     C-2
Transactions................................................     C-1

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of June 4, 2001, is by and among LIBERTY MUTUAL INSURANCE COMPANY, a Massachusetts mutual insurance company (the "Purchaser"), LFC ACQUISITION CORPORATION, a Massachusetts corporation and wholly-owned subsidiary of the Purchaser ("Acquisition Sub"), and LIBERTY FINANCIAL COMPANIES, INC., a Massachusetts corporation (the "Company").

                                   BACKGROUND

    A. The Purchaser, indirectly, owns approximately 70% of the outstanding shares of common stock of the Company. The Purchaser wishes to acquire all of the outstanding shares of the Company's capital stock not owned by the Purchaser or its subsidiaries.

    B. The Purchaser has formed Acquisition Sub as a subsidiary with the intent of causing it to merge with and into the Company.

    C. The Company and Liberty Financial Services, Inc., a wholly owned subsidiary of the Company ("LFS"), entered into a Stock Purchase Agreement dated as of May 2, 2001 (the "Annuity Agreement") with Sun Life Assurance Company of Canada (the "Annuity Buyer") pursuant to which the Company and LFS intend to sell and the Annuity Buyer intends to buy the direct and indirect subsidiaries of the Company which represent substantially all of the Company's annuity segment (the "Annuity Sale"). Simultaneously with the execution of this Agreement, the Company and LFS are entering into a Stock Purchase Agreement dated as of the date hereof (the "AUM Agreement") with FleetBoston Financial Corporation (the "AUM Buyer") pursuant to which the Company and LFS intend to sell and the AUM Buyer intends to buy the direct and indirect subsidiaries of the Company which represent substantially all of the Company's asset management business segment (the "AUM Sale"). The Annuity Agreement and the AUM Agreement are sometimes hereinafter referred to herein collectively as the "Segment Purchase Agreements", the Annuity Buyer and the AUM Buyer are sometimes hereinafter referred to herein collectively as the "Segment Buyers" and the Annuity Sale and the AUM Sale are sometimes hereinafter referred to herein collectively as the "Sales."

    D. The respective Boards of Directors of the Purchaser, Acquisition Sub and the Company have each duly approved the merger of Acquisition Sub with and into the Company on the terms and subject to the conditions of this Agreement (the "Merger") and the Board of Directors of the Company has resolved to recommend approval of the Merger and the Sales by the Company's stockholders. The Sales and the Merger are hereinafter sometimes referred to herein collectively as the "Transactions."

    E. The respective Boards of Directors of the Purchaser, Acquisition Sub and the Company have each duly approved all of the other transactions contemplated by this Agreement.

    F. The consummation of the Sales is a condition precedent to the consummation of the Merger.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchaser, Acquisition Sub and the Company hereby agree as follows:

                                   ARTICLE 1
                                   THE MERGER

    1.1 THE MERGER. At the Effective Time (as hereinafter defined), and subject to and in accordance with this Agreement and the Massachusetts Business Corporation Law (the "MBCL"), Acquisition Sub shall be merged with and into the Company, the separate existence of Acquisition Sub shall cease and the Company shall continue as the surviving corporation. The Company as it will exist at and after the Effective Time is hereinafter sometimes referred to as the "Surviving Corporation."

    1.2 EFFECT OF THE MERGER. Upon the effectiveness of the Merger, the Surviving Corporation shall continue its corporate existence under the laws of Massachusetts and the Merger shall have the effects set forth in Section 80 of the MBCL.

    1.3 CLOSING AND CONSUMMATION OF THE MERGER. As soon as is practicable following the approval of the Merger at the Company Stockholders' Meeting (as defined below) and the satisfaction of the conditions specified in Section 6.1 upon a date agreed to by the Purchaser and the Company (but in any event not later than 60 days following the later to occur of the consummation of the Annuity Sale and the AUM Sale), the parties shall meet at the offices of Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts, or at such other time and place as the parties may mutually agree, to determine the satisfaction of the remaining conditions in Article 6 and, if all conditions have been satisfied or waived, to execute Articles of Merger in accordance with the MBCL (the "Articles of Merger"). As soon as is practicable after execution of the Articles of Merger, and subject to the satisfaction or waiver of all conditions in Article 6, the parties will cause the Merger to be consummated by delivering the Articles of Merger to the Massachusetts Secretary of State for filing in accordance with the MBCL, and shall make all other filings and recordings required by the MBCL in connection with the Merger. The Merger shall become effective when the Articles of Merger are filed with the Massachusetts Secretary of the State (or at such later time, which shall be as soon as reasonably practicable thereafter, specified as the effective time in the Articles of Merger). The term "Effective Time" shall mean the date and time when the Merger becomes effective.

    1.4 ARTICLES OF ORGANIZATION; BY-LAWS; DIRECTORS AND OFFICERS. The Articles of Organization and By-laws of the Company as in effect immediately prior to the Effective Time shall be the Articles of Organization and By-laws of the Surviving Corporation until thereafter amended as provided under the MBCL. The directors of Acquisition Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation as of the Effective Time, and the officers of Acquisition Sub immediately prior to the Effective Time will continue as the officers of the Surviving Corporation as of the Effective Time, in each case until such time as changed in accordance with the provisions of MBCL and the By-laws of the Surviving Corporation or until their successors are duly elected and qualified.

    1.5  CONVERSION OF SECURITIES.

        (a) At the Effective Time, by virtue of the Merger and without any action on the part of the Purchaser, Acquisition Sub, the Company, the Surviving Corporation or the holder of any of the following securities:

           (i) COMPANY CAPITAL STOCK. Subject to Section 1.5(b), the shares of the Company's capital stock (the "Shares") issued and outstanding immediately prior to the Effective Time (other than Shares to be cancelled pursuant to clause (ii) below and any Dissenting Shares (as defined below)) shall be cancelled and retired and be converted into and become a right to receive solely an amount per share in cash, without any interest thereon, equal to $33.44, subject to adjustment in accordance with the following formula (such amount, as adjusted, is hereinafter referred to as the "Cash Consideration"):

               (A) ADJUSTMENTS TO CASH CONSIDERATION. The Cash Consideration shall be appropriately increased or decreased, as applicable, by an amount per share equal to the Pro Rata Share (as defined below) of the sum (without duplication) of the following:

                    (1) Any increase or decrease, as applicable, in the estimated net after tax proceeds to the Company from the Sales included in the Closing Adjustment (as defined below) from those estimated on the date hereof and set forth on SCHEDULE A attached hereto; PLUS

                    (2) Any increase or decrease, as applicable, in the estimated net after tax costs of the Company with respect to stock options granted by the Company and outstanding at the Effective Time included in the Closing Adjustment from those estimated on the date hereof and set forth on SCHEDULE A attached hereto (including any change resulting from any purchase price adjustment provided for in Section 1.2 of the AUM Agreement); PLUS

                    (3) Any increase or decrease, as applicable, in the estimated net after tax costs of the Company with respect to transaction expenses paid or payable by the Company to third parties in connection with the Transactions ("Transaction Expenses") included in the Closing Adjustment from those estimated on the date hereof and set forth on SCHEDULE A attached hereto, PLUS

                    (4) Any increase or decrease, as applicable, in the estimated net after tax deduction for the net corporate liabilities from those estimated on the date hereof and set forth on SCHEDULE A attached hereto, plus

                    (5) Any increase or decrease, as applicable, in the net tax adjustment with respect to eliminating the estimated taxes on the AUM Sale net of the estimated tax benefit inuring to the AUM Buyer for the
Section 338(h)(10) election from those estimated on the date hereof and set forth on SCHEDULE A attached hereto.

               (B) CERTAIN DEFINITIONS AND PROCEDURES. As used herein, the term "Pro Rata Share" shall mean a fraction, expressed as a percentage, the numerator of which is one and the denominator of which is the number of shares of the Company's common stock issued and outstanding as of the Effective Time.

            Not less than three (3) and not more than ten (10) Business Days prior to the Effective Time, the Company shall deliver to the Purchaser a certificate (the "Closing Price Certificate") setting forth the Company's then current estimate of each of the following:

                (1) The net after tax proceeds to the Company from the Sales and the amount, if any, by which such estimated proceeds are different from the estimate thereof set forth on SCHEDULE A;

                (2) The net after tax costs of the Company with respect to all stock options granted by the Company and outstanding at the Effective Time, and the amount, if any, by which such estimated costs are different from the estimate thereof set forth on SCHEDULE A;

                (3) The net after tax costs of the Company of all Transaction Expenses paid or payable by the Company to third parties in connection with the Transactions and the amount, if any, by which such estimated costs are different from the estimate thereof set forth on SCHEDULE A;

                (4) The after tax deduction for the net corporate liabilities and the amount, if any, by which such estimated deduction is different from the estimate thereof set forth on SCHEDULE A;

                (5) The net tax adjustment with respect to eliminating the estimated taxes on the AUM Sale net of the estimated tax benefit inuring to the AUM Buyer for the Section 338(h)(10) election from the estimate thereof set forth on SCHEDULE A; and

                (6) Based on the foregoing, the amount of the final Cash Consideration.

       The applicable estimated amount reflected in the Closing Price Certificate for any item is referred to herein as the "Closing Adjustment". The calculations in the Closing Price Certificate will be subject to the review and reasonable approval of the Purchaser.

           (ii) TREASURY STOCK; ETC. Each Share held in the treasury of the Company and each Share that is issued and outstanding immediately prior to the Effective Time and owned by the Purchaser, Acquisition Sub or the Company or any direct or indirect subsidiary of the

       Purchaser, Acquisition Sub or the Company, shall be cancelled and retired, and no payment shall be made with respect thereto; and

           (iii) ACQUISITION SUB STOCK. Each share of Acquisition Sub's capital stock issued and outstanding immediately prior to the Effective Time shall be converted into and become a number of validly issued, fully paid and nonassessable shares of common stock of the Surviving Corporation such that the number of shares issued to Acquisition Sub in the aggregate is equal to 100,000,000 shares.

        (b) Notwithstanding Section 1.5(a) or any other provision of this Agreement, Shares outstanding immediately prior to the Effective Time and held by a holder which has properly perfected such holder's rights of appraisal for such Shares in connection with the Transactions in accordance with the MBCL ("Dissenting Shares") shall not be converted into a right to receive the applicable Cash Consideration, unless such holder withdraws or otherwise loses his right to demand payment for his Shares, but the holder thereof shall only be entitled to such rights as are provided by the MBCL. If, after the Effective Time, such holder withdraws or loses (through failure to perfect or otherwise) such holder's right to demand payment for such holder's Shares in connection with the Transactions, such Shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Cash Consideration payable in respect of such Shares pursuant to Section 1.5(a)(i), without interest.

        (c) The Company shall give the Purchaser and Acquisition Sub prompt notice of any demands for payment, or notices of intent to demand payment, received by the Company with respect to Shares or in connection with the Transactions in accordance with Section 86 of the MBCL, and the Purchaser and Acquisition Sub shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of the Purchaser and Acquisition Sub or as otherwise required by law or pursuant to a final order of a court of competent jurisdiction, make any payment with respect to, or settle, or offer to settle, any such demands.

    1.6 COMPANY STOCK OPTIONS AND PLANS. The Company shall take all actions necessary to ensure that (a) all options outstanding under the Company's 1990 Stock Option Plan or Amended and Restated 1995 Stock Incentive Plan (collectively, the "Stock Plans"), to the extent not exercised prior to the Effective Time, shall be cancelled in return for the appropriate cash payment under the applicable Stock Plan, and (b) all restricted common stock granted under any Stock Plan shall, if not currently vested, be fully vested immediately prior to the Effective Time to the extent provided and otherwise in accordance with the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan and the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan.

    1.7  EXCHANGE OF CERTIFICATES.

        (a) From and after the Effective Time, a bank or trust company to be designated by the Purchaser not less than 10 days prior to the Effective Time and consented to by the Company (such consent not to be unreasonably withheld, delayed or conditioned) (the "Payment Agent") shall act as payment agent in effecting the exchange for the applicable Cash Consideration of certificates that, immediately prior to the Effective Time, represented Shares entitled to payment pursuant to Section 1.5(a)(i) (the "Certificates"). At the Effective Time, the Purchaser shall, or shall cause Acquisition Sub to, deposit with the Payment Agent in trust for the benefit of the holders of Certificates, such amounts in immediately available funds as may be needed to pay promptly for surrendered Shares as provided in this Section 1.7 (the "Payment Fund"). The Purchaser and the Surviving Corporation shall cause the Payment Agent to mail to each record holder of Certificates, promptly after the Effective Time (but in any event within two business days thereof), a form of letter of transmittal (in form and substance reasonably satisfactory to the Purchaser) and instructions for use in surrendering such Certificates and receiving the applicable Cash Consideration therefor. Upon the surrender of each Certificate together with a duly completed and executed letter of transmittal, the Payment Agent shall pay the holder of such Certificate the applicable Cash Consideration multiplied by the number of Shares formerly represented by such Certificate, without any interest thereon, and such Certificate shall be cancelled. Delivery shall be effected, and risk of loss and title to the Certificate shall pass, only upon proper delivery of the Certificate to the Payment Agent, and the letter of transmittal shall so reflect. If any cash is to be paid to a person other than the holder in whose name the Certificate representing Shares surrendered in exchange therefor is registered, it shall be a condition to such payment that the Certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment shall pay to the Payment Agent any transfer or other taxes required by reason of the payment of such cash to a person other than the registered holder of the Certificate surrendered, or such person shall establish to the satisfaction of the Payment Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Payment Agent nor any party hereto shall be liable to a holder of Shares for any Cash Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

        (b) To the extent not immediately required for payment for surrendered Shares as provided in Section 1.7(a), the Payment Fund shall be invested by the Payment Agent, as directed by the Purchaser (so long as such directions do not impair the rights of holders of Shares), for the account of the Purchaser, in direct obligations of the United States of America, obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, commercial paper rated of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Ratings Group, or certificates of deposit issued by a commercial bank having at least $5,000,000,000 in capital and surplus, in each case maturing within 60 days; and any net earnings with respect thereto shall be paid to the Purchaser as and when requested by the Purchaser.

        (c) The Payment Agent shall, pursuant to irrevocable instructions from the Purchaser and the Surviving Corporation, make the payments referred to in
Section 1.5(a)(i) out of the Payment Fund. Nine months after the Effective Time, the Payment Agent shall deliver to the Purchaser all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Payment Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing a Share may surrender such Certificate to the Surviving Corporation or the Purchaser and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor the applicable Cash Consideration, without any interest thereon, but shall have no greater rights against the Surviving Corporation or the Purchaser than may be accorded to general creditors of the Surviving Corporation or the Purchaser under applicable law.

        (d) After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of any Shares. If, after the Effective Time, Certificates formerly representing Shares are presented to the Surviving Corporation or the Payment Agent, they shall be cancelled and exchanged for the applicable Cash Consideration, as provided in this Article 1, subject to applicable law in the case of Dissenting Shares.

        (e) From and after the Effective Time, holders of Certificates theretofore evidencing Shares shall cease to have any rights as stockholders of the Company (the "Stockholders"), except as provided herein or by law.

        (f) Each of the Surviving Corporation and the Purchaser, or the Payment Agent on their behalf, shall be entitled to deduct and withhold from the Cash Consideration payable to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any applicable provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving

Corporation or the Purchaser, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Surviving Corporation or the Purchaser, as the case may be, and shall promptly be paid by the Purchaser or Acquisition Sub, as the case may be, to the applicable taxing authority.

        (g) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such commercially reasonable amount and on such commercially reasonable terms as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Purchaser shall pay in exchange for such lost, stolen or destroyed Certificate, the applicable Cash Consideration.

        (h) The Cash Consideration shall be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, recapitalization, exchange, subdivision, combination of, or other similar change in the Shares that shall be effective after the date of this Agreement and prior to the Effective Time.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES
                      OF THE PURCHASER AND ACQUISITION SUB

    The Purchaser and Acquisition Sub each represents and warrants to the Company that:

    2.1 ORGANIZATION AND QUALIFICATION. Each of the Purchaser and Acquisition Sub is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to carry on its business as now conducted or contemplated to be conducted. Each of the Purchaser and Acquisition Sub is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not, individually or in the aggregate, materially impair the Purchaser's financial condition or the ability of the Purchaser and Acquisition Sub to perform their obligations hereunder.

    2.2 AUTHORITY. Each of the Purchaser and Acquisition Sub has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and Acquisition Sub, and the consummation by the Purchaser and Acquisition Sub of the transactions contemplated hereby have been duly authorized by the respective Boards of Directors of the Purchaser (including as sole shareholder of Acquisition Sub) and Acquisition Sub and no other corporate proceedings on the part of the Purchaser or Acquisition Sub (including without limitation shareholder actions) are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and Acquisition Sub and constitutes a legal, valid and binding obligation of the Purchaser and Acquisition Sub, respectively, enforceable against them in accordance with its terms.

    2.3 STATUS OF ACQUISITION SUB. Acquisition Sub was formed for the purpose of merging into the Company as contemplated by this Agreement, and has not carried on any other business. The Purchaser owns all of the outstanding capital stock of Acquisition Sub.

    2.4 LITIGATION. There is no suit, action or legal, administrative, arbitration or order, proceeding or governmental investigation pending or, to the knowledge of the Purchaser, threatened, to which the Purchaser or Acquisition Sub is a party which, considered individually or in the aggregate, would reasonably be expected to materially impair the ability of the Purchaser, Acquisition Sub or the Surviving Corporation to perform its obligations under this Agreement.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to the Purchaser and Acquisition Sub that except as set forth on a disclosure schedule previously delivered to the Purchaser (the "Disclosure Schedule"):

    3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of Massachusetts and has all requisite corporate power and authority to carry on its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (as defined below). Copies of the Articles of Organization and By-Laws of the Company have been made available to the Purchaser and such copies are accurate and complete as of the date hereof. For purposes of this Agreement, "Company Material Adverse Effect" shall mean any change, effect or circumstance that is materially adverse to the assets, financial condition, business or operations of the Company and its subsidiaries taken as a whole, other than (1) changes, effects or circumstances that (x) result from changes in general economic or debt or equity market conditions or (y) are the result of factors generally affecting the annuity or asset management industries or are the result of any regulatory or statutory matter that has or may have an industry-wide effect in the jurisdictions within which the Company's annuity Subsidiaries are domiciled, or (2) changes in generally accepted accounting principles or changes in laws or regulations or the interpretation thereof by courts or governmental authorities; provided, that
(i) Company Material Adverse Effect shall not include any adverse change, effect or circumstance arising out of or resulting from actions contemplated by the parties in connection with this Agreement or the Segment Purchase Agreements or that is attributable to the announcement, pending status or performance of this Agreement or the Segment Purchase Agreements and (ii) any adverse change in the Company's stock price shall not be taken into account in determining whether there has been a Company Material Adverse Effect.

    3.2  AUTHORITY.

        (a) The Company has all requisite corporate power and authority to enter into this Agreement, subject to the approval of its Stockholders referred to in
Section 6.1 of this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

        (b) The Company's Board of Directors has duly adopted resolutions
(i) authorizing the execution and delivery of this Agreement and the Segment Purchase Agreements by the Company, (ii) approving the Merger and the Sales, and the transactions contemplated hereby and thereby, (iii) determining that each of the transactions contemplated by this Agreement and the Segment Purchase Agreements, including the Merger and the Sales, are fair to, advisable and in the best interests of the Stockholders, and (iv) recommending adoption and approval of the Merger and the Sales by the Stockholders.

        (c) Except for the approval of its Stockholders referred to in
Section 6.1 of this Agreement, no further corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

        (d) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

    3.3  OPINION OF FINANCIAL ADVISOR; BROKERS.

        (a) The Board of Directors of the Company has received the opinion of Credit Suisse First Boston Corporation (the "Financial Advisor"), dated the date of this Agreement, to the effect that, as of such date, (i) the consideration to be received by the Company and LFS pursuant to the Annuity Agreement is fair, from a financial point of view, to the Company and (ii) the cash consideration to be received pursuant to this Agreement is fair, from a financial point of view, to the holders of common stock of the Company other than the Purchaser and its affiliates.

        (b) Except for the Financial Advisor (the fees of which will be paid by the Company), no agent, broker, person or firm acting on behalf of the Company is or will be entitled to any advisory commission or broker's or finder's fee from any of the parties hereto in connection with any of the transactions contemplated herein.

                                   ARTICLE 4
                              CONDUCT OF BUSINESS

    4.1 CONDUCT PRIOR TO EFFECTIVE TIME. The Company covenants and agrees that, unless the Purchaser shall otherwise consent during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, the Company shall comply in all material respects with the covenants set forth in, and the Company shall not amend, modify or waive any provision contained in, the Segment Purchase Agreements.

    4.2 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to the Purchaser, upon obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur causes (x) any representation or warranty made by the Company and contained in this Agreement to be untrue or inaccurate at any time from the date hereof to the Effective Time to the extent that any such failure to be true or accurate would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, or (y) any material failure of the Company or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations, warranties, covenants, conditions or agreements of the Company or the conditions to the obligations of the parties hereunder. The Purchaser shall give prompt notice to the Company, upon obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur causes (x) any representation or warranty made by the Purchaser or Acquisition Sub contained in this Agreement to be untrue or inaccurate at any time from the date hereof to the Effective Time to the extent any such failure to be true or accurate would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Purchaser's financial condition or its ability to consummate the transactions contemplated by this Agreement, or (y) any material failure of the Purchaser or Acquisition Sub, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations, warranties, covenants, conditions or agreements of the Purchaser or Acquisition Sub or the conditions to the obligations of the parties hereunder.

    4.3 CONDUCT OF BUSINESS BY PURCHASER. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time and subject to the terms and conditions of this Agreement, neither the Company nor the Purchaser shall not take any action which would cause any of its representations and warranties contained herein to be untrue or incorrect in any material respect or cause it not to be in compliance in all material respects with any covenant set forth herein.

                                   ARTICLE 5
                             ADDITIONAL AGREEMENTS

    5.1 PREPARATION OF PROXY STATEMENT. The Company and the Purchaser shall jointly prepare the Proxy Statement and the Schedule 13E-3 and use their respective commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and the Schedule 13E-3, and respond promptly to any comments made by the Securities and Exchange Commission (the "SEC") with respect to the Proxy Statement and the Schedule 13E-3 and any preliminary version thereof and cause the Proxy Statement to be mailed to its Stockholders at the earliest practicable time following the execution of this Agreement. Each party will notify the other promptly upon the receipt of any comments from the SEC staff. If prior to the Effective Time any event shall occur which is required to be set forth in an amendment or a supplement to the Proxy Statement, the Company will promptly prepare and mail such an amendment or supplement, PROVIDED that, with respect to any event or information relating to the Purchaser or Acquisition Sub or one of the Segment Buyers giving rise to such requirement, the Purchaser or the applicable Segment Buyer shall have notified the Company thereof in a timely fashion.

    5.2 BOARD RECOMMENDATION. Except and to the extent that the Company's Board of Directors determines that it must take or refrain from taking an action in order to comply with its fiduciary duties to the Stockholders under applicable law, the Company through its Board of Directors shall recommend approval and adoption of this Agreement and the Merger and use its commercially reasonable efforts to obtain the necessary approval of the Merger by its Stockholders at a Stockholders' meeting (the "Company Stockholders' Meeting") as promptly as practicable following the execution of this Agreement.

    5.3  FEES AND EXPENSES.

        (a) Each party shall bear all of the fees and expenses incurred by it in connection with the negotiation and performance of this Agreement, and neither party may recover any such fees and expenses from the other party upon any termination of this Agreement.

        (b) The provisions contained in this Section 5.3 shall survive any termination of this Agreement.

    5.4 ADDITIONAL AGREEMENTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with each of the other parties hereto in connection with the foregoing, including using commercially reasonable efforts: (A) to obtain all authorizations, consents and approvals required by the Applicable Laws; (B) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby; and (C) to fulfill all conditions to this Agreement. For purposes of the foregoing, the obligation of the Company, the Purchaser and Acquisition Sub to use "commercially reasonable efforts" or "reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to a modification of the terms of such documents, except as expressly contemplated hereby, or to make any guaranty or monetary payment in consideration of such waiver, consent or approval.

    5.5 GOVERNMENTAL FILINGS. Each of the Company and the Purchaser shall promptly provide the other (or its counsel) with copies of all filings made by it with the SEC or any other state or federal governmental entity in connection with this Agreement and the transactions contemplated hereby. Subject to applicable laws relating to the exchange of information, the Company and the Purchaser shall have the right to review in advance, and to the extent practicable each will consult the other with respect to all information relating to the Company or the Purchaser, as the case may be, and any of their respective subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or governmental entity in connection with the Merger and the other transactions contemplated by this Agreement.

    5.6 INDEMNIFICATION AND INSURANCE. The Purchaser and Acquisition Sub agree that all rights to indemnification, advancement of expenses, exculpation, limitation of liability and any and all similar rights now existing in favor of the employees, agents, directors or officers of the Company and its subsidiaries (the "Indemnified Parties") as provided in the charter or by-laws or other agreements of the Company in effect on the date hereof (copies of which have been made available to the Purchaser), shall survive the Merger and shall continue in full force and effect for a period of six years from the Effective Time; provided, however, that if any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect to any such claim or claims shall continue until the disposition of any and all such claims. The Purchaser shall cause the Surviving Corporation to honor and fulfill in all respects the indemnification obligations of the Company pursuant to the Company's charter, by-laws and such other agreements. The Purchaser and the Surviving Corporation shall pay to such Indemnified Party in advance of final disposition any expenses, including but not limited to counsel fees and disbursements, incurred by any such Indemnified Party in defending any action, suit or proceeding upon receipt of an undertaking (which need not be secured or subject to bond or other requirement) by or on behalf of such Indemnified Party to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under such charter, bylaws or other agreement referred to above. The Purchaser agrees to provide each individual who served as a director or officer of the Company or the subsidiaries at any time prior to the Effective Time with liability insurance, either directly or through the Purchaser's umbrella policy, for a period of six years after the Effective Time on terms no less favorable in coverage and amount than any applicable insurance in effect immediately prior to the Effective Time (including any insurance maintained by Purchaser); provided, however, that the Purchaser may reduce the coverage and amount of liability insurance to the extent that the cost thereof would exceed 300% of the cost of any such insurance in effect immediately prior to the Effective Time, as adjusted for inflation each year; provided, further, however, that such coverage and amount of liability insurance shall not be reduced below the corresponding coverage and amount of liability insurance then provided for the Purchaser's own officers and directors. If at any time after the Effective Time the Surviving Corporation or a subsidiary fails to provide an Indemnified Party with indemnification and other benefits as contemplated in this Section 5.6, the Purchaser shall provide such indemnification and other benefits to such Indemnified Party directly (it being understood that applicable law may permit the Purchaser to indemnify/advance expenses under circumstances in which the Company, the Surviving Corporation or a subsidiary could not do so). In addition to the foregoing, the Purchaser and the Company, jointly and severally, shall, to the fullest extent permitted by applicable law, indemnify and hold harmless the Indemnified Parties against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation arising out of actions or omissions in the applicable Indemnified Party's capacity as an agent, employee, officer or director of the Company or a subsidiary prior to the Effective Time until the expiration of the applicable statute of limitations relating thereto (and shall pay any expenses in advance of the final disposition of such action or proceeding to the Indemnified Party) to repay the advanced expenses if it shall ultimately be determined that the Indemnified Party is not entitled to be indemnified against such expenses). Notwithstanding the foregoing, to the extent the by-laws, charter, or other agreements of the Company do not otherwise provide the Indemnified Parties with rights to indemnification, advancement of expenses, exculpation, and the limitation of liability, the Purchaser pursuant to this
Section 5.6 hereby acknowledges and agrees to indemnify and hold harmless the Indemnified Parties against all costs and expenses (including reasonable attorney's fees), judgements, fines, loses, claims, damages, liabilities and settlement amounts paid in connection with any claim action, suit, proceeding or investigation arising out of actions or omissions of the Indemnified Parties in connection with the Transactions until the expiration of the applicable statute of limitations relating thereto (and shall pay any expenses in advance of the final disposition of such action or proceeding to the Indemnified Parties). The provisions of this Section 5.6 shall survive the Effective Time, and the Indemnified Parties shall be deemed third party beneficiaries of this Section 5.6 and shall be entitled to bring actions to enforce the obligations of the Purchaser and Acquisition Sub under this Section 5.6. The rights of the Indemnified Parties under this Section 5.6 are not exclusive, but shall be cumulative with any other rights of the Indemnified Parties.

    5.7  EMPLOYEE BENEFIT MATTERS.

        (a) As of the Effective Time, the Purchaser and the Acquisition Sub shall assume and shall perform all obligations that are not expressly assumed by the Segment Buyers under the Segment Purchase Agreements with respect to the employees and former employees of the Company and its subsidiaries and former subsidiaries under the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan and the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (including, without limitation, under Sections 4 and 5 thereof).

        (b) The Purchaser shall cooperate and negotiate in good faith with the Company and the Segment Buyers to achieve agreements relating to the establishment of and/or transition or transfer of employee benefit plans as contemplated by the Segment Purchase Agreements.

    5.8 JOINT AND SEVERAL OBLIGATIONS. All obligations of the Purchaser and/or Acquisition Sub under this Agreement shall be joint and several.

    5.9 EXEMPTION FROM LIABILITY UNDER SECTION 16. The Purchaser, Acquisition Sub and the Company shall take all such steps as may be required or reasonably requested to cause the transactions contemplated by this Agreement and any other dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act and the rules and regulations promulgated thereunder, such steps to be taken in accordance with the No-Action Letter dated January 12, 1999, issued by the SEC to Skadden, Arps, Slate, Meagher & Flom LLP, or as may otherwise be reasonably requested by the Company.

                                   ARTICLE 6
                                   CONDITIONS

    6.1 CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of each of the following conditions:

        (a) This Agreement, the Merger and the Sales shall have been approved and adopted by the requisite vote or consent of the Stockholders required by the MBCL and the Company's Articles of Organization;

        (b) Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Act shall have expired or been terminated and the Company or the Purchaser shall have received the consents or approvals required under Applicable Law;

        (c) No order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect that would prohibit the Merger or make illegal the acquisition or ownership of the Surviving Corporation by the Purchaser or otherwise prevent the consummation of the Merger; provided, that the party seeking to assert this condition shall have complied with its obligations under Section 5.4; and

        (d) The Sales shall have been consummated in accordance with the terms of the Segment Purchase Agreements (as the same may be amended from time to time with the Purchaser's consent) and the Company shall have received the consideration contemplated thereunder.

                                   ARTICLE 7
                       TERMINATION, AMENDMENT AND WAIVER

    7.1 TERMINATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether prior to or after approval by the Stockholders, as follows:

        (a) [intentionally omitted];

        (b) by either the Purchaser or the Company if (i) the Effective Time shall not have occurred on or before June 30, 2002; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date or (ii) there shall be any order which is final and nonappealable preventing the consummation of the Merger;

        (c) by the Purchaser or the Company if (i) the Board of Directors of the Company withdraws, modifies or changes its recommendation of this Agreement or the Transactions in a manner adverse to the Purchaser or (ii) the Board of Directors of the Company shall otherwise have determined in good faith that it must terminate this Agreement to comply with its fiduciary duties to the Stockholders under applicable law;

        (d) by either the Purchaser or the Company if this Agreement shall fail to receive the affirmative vote of the required holders of its capital stock, under the MBCL and the Company's Articles of Organization, for approval when voted on by the Stockholders at the Company Stockholders' Meeting (or any permitted adjournment thereof); or

        (e) by the Purchaser or the Company if either of the Segment Purchase Agreements shall have been terminated for any reason.

    7.2  EFFECT OF TERMINATION.  On termination of this Agreement as provided in
Section 7.1, all obligations and agreements of the parties set forth in Articles 1 through 6, except Section 5.3, shall forthwith terminate and be of no further force or effect; provided that the foregoing shall not relieve any party of liability for damages actually incurred as a result of any willful breach of any of such provisions prior to such termination.

    7.3 AMENDMENT. This Agreement may not be amended except by action of each of the parties hereto set forth in an instrument in writing signed on behalf of each of the parties hereto; provided, however, that after approval of the Merger by the Stockholders, without the further approval of the Stockholders, no amendment may be made that would: (i) reduce the Cash Consideration or change the form thereof; or (ii) change any other terms and conditions of this Agreement if any of the changes, alone or in the aggregate, would materially adversely affect the Stockholders (other than the Purchaser and its affiliates).

    7.4 WAIVER. At any time prior to the Effective Time, whether before or after the Company Stockholders' Meeting, any party hereto, by action taken by its Board of Directors, may (i) extend the time for the performance of any of the obligations to the waiving party of any other party hereto, or (ii) subject to the proviso contained in Section 7.3, waive compliance by any other party with any agreements of such other party (but only to the extent they relate to the waiving party) or waive any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer. The failure of any party to assert any of its rights under this Agreement shall not constitute a waiver of such rights.

                                   ARTICLE 8
                               GENERAL PROVISIONS

    8.1 PUBLICITY. The initial press release with respect to the transactions contemplated by this Agreement shall be a joint release. Thereafter and for so long as this Agreement is in effect, except as such party may be required by applicable law or applicable national stock exchange, SEC or NASD or other regulatory requirements, neither the Company nor the Purchaser shall, nor shall either permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed. Whenever the Company or the Purchaser proposes to make a required press release or public announcement, it shall use its reasonable efforts to allow the other reasonable time to comment on such release or announcement in advance, but the final form and content of any such required release or announcement shall be at the discretion of the disclosing party.

    8.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been properly given if (i) delivered personally, (ii) sent by certified or registered mail, return receipt requested,
(iii) sent by overnight courier for delivery on the next business day, or
(iv) sent by confirmed telecopy, provided that a hard copy of all such telecopied materials is thereafter sent within 24 hours in the manner described in clauses (i), (ii) or (iii), to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

    (a) If to the Purchaser or Acquisition Sub:
       Liberty Mutual Insurance Company
       175 Berkeley Street
       Boston, MA 02117
       Attention: Christopher C. Mansfield, Senior Vice President and General Counsel
       Telecopy No.: (617) 574-5805
           with copies to:
       McDermott, Will & Emery
       28 State Street
       Boston, MA 02109
       Attention: Stephen K. Fogg, Esq.
       Telecopy No.: (617) 535-3800

    (b) If to the Company:
       Liberty Financial Companies, Inc.
       600 Atlantic Avenue
       Boston, MA 02210-2214
       Attention: Lindsay Cook, Executive Vice President
       Telecopy No.: (617) 720-5376
           and
       Liberty Financial Companies, Inc.
       600 Atlantic Avenue
       Boston, MA 02210-2214
       Attention: Kevin M. Carome, Senior Vice President and General Counsel Telecopy No.: (617) 742-7338
           with a copy to:
       Choate, Hall & Stewart

       Exchange Place
       53 State Street
       Boston, MA 02109
       Attention: William P. Gelnaw, Esq.
       Telecopy No.: (617) 248-4000

        Notices provided in accordance with this Section 8.2 shall be deemed delivered (i) on the date of personal delivery, (ii) on the date such notice is actually received or delivery thereof is refused at the specified address, or (iii) on the date of confirmation of receipt of the telecopy transmission, as the case may be.

    8.3 INTERPRETATION. When a reference is made in this Agreement to subsidiaries of the Purchaser, Acquisition Sub or the Company, the word "subsidiary" or "subsidiaries" means any corporation more than 50% of whose outstanding voting securities, or partnership, joint venture or other entity more than 50% of whose total equity interests are, directly or indirectly, owned by the Purchaser or the Company, as the case may be; and the word "affiliates" shall have the meaning assigned to such term under Rule 405 of the Securities Act. For purposes of this Agreement, the Company shall not be deemed to be an affiliate or subsidiary of Acquisition Sub or the Purchaser, and the Surviving Corporation shall be deemed to be an affiliate of the Purchaser. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Inclusion of information in the Disclosure Schedule shall not be taken as an admission or acknowledgment of the materiality of such information.

    8.4 REPRESENTATIONS AND WARRANTIES; ETC. The representations and warranties of the Company, the Purchaser and Acquisition Sub contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger. This Section 8.4 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

    8.5 MISCELLANEOUS. This Agreement constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person any rights or remedies hereunder, create any agreement of employment with any person or otherwise (except for Section 5.6) create any third-party beneficiary hereto. The rights of the parties under this Agreement shall not be assigned prior to the consummation of the Merger, or a termination pursuant to Article 7. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of Massachusetts, without giving effect to the principles of conflict of laws. This Agreement may be executed in one or more counterparts (including by facsimile transmission) which together shall constitute a single agreement.

    8.6 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect so long as the economic substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

               [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

    IN WITNESS WHEREOF, the Purchaser, Acquisition Sub and the Company have caused this Agreement to be executed and their corporate seals affixed as of the date first written above by their respective officers thereunto duly authorized.

LIBERTY MUTUAL INSURANCE COMPANY               LIBERTY FINANCIAL COMPANIES, INC.

     /s/ EDMUND F. KELLY                            /s/ GARY L. COUNTRYMAN
     ---------------------------------------        ---------------------------------------
By:  President                                 By:  President

and
                                               and

     /s/ ELLIOT J. WILLIAMS                         /s/ SHAUNA T. SIMMONDS
     ---------------------------------------        ---------------------------------------
By:  Treasurer                                 By:  Treasurer

LFC ACQUISITION CORPORATION

     /s/ EDMUND F. KELLY
     ---------------------------------------
By:  President

and

     /s/ J. PAUL CONDRIN
     ---------------------------------------
By:  Treasurer

             [LETTERHEAD OF CREDIT SUISSE FIRST BOSTON CORPORATION]

                                                                    APPENDIX D-1

May 2, 2001

Board of Directors
Liberty Financial Companies, Inc.
600 Atlantic Avenue
Boston, Massachusetts 02110-2214

Members of the Board:

You have asked us to advise you with respect to the fairness, from a financial point of view, to Liberty Financial Companies, Inc. ("LFC") of the Consideration (as defined below) set forth in the Stock Purchase Agreement, dated as of May 2, 2001 (the "Agreement"), among Sun Life Assurance Company of Canada ("Sun Life"), Liberty Financial Services, Inc. ("LFS") and LFC. As more fully described in the Agreement, LFC and LFS will sell to Sun Life all of the outstanding shares of the capital stock of the direct and indirect subsidiaries of LFC and LFS engaged in LFC's annuity and retail distribution business (collectively, the "Subsidiaries") for total consideration of $1,702,000,000 in cash (the "Consideration" and, such sale, the "Transaction").

In arriving at our opinion, we have reviewed the Agreement and certain publicly available business and financial information relating to the Subsidiaries. We also have reviewed certain other information relating to the Subsidiaries, including financial forecasts and certain actuarial analyses and valuations, provided to or discussed with us by LFC, the Subsidiaries and LFC's consultants and have met with the managements of LFC and the Subsidiaries to discuss the businesses and prospects of the Subsidiaries. We also have considered certain financial data of the Subsidiaries and have compared those data with similar data for publicly held companies in businesses similar to the Subsidiaries, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on such information being complete and accurate in all material respects. With respect to financial forecasts, we have been advised, and have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of LFC and the Subsidiaries as to the future financial performance of the Subsidiaries. We also have been advised, and have assumed, that the actuarial analyses and valuations relating to the Subsidiaries provided to or discussed with us by LFC, the Subsidiaries and LFC's consultants were reasonably prepared on bases reflecting the best currently available estimates and judgments of LFC, the Subsidiaries and such consultants as to the matters covered thereby. We have assumed, with your consent, that in the course of obtaining the necessary regulatory and third party approvals and consents for the Transaction, no modification, delay, limitation, restriction or condition will be imposed that will have a material adverse effect on the Transaction. You also have advised us, and we have assumed, that the Transaction will be consummated in accordance with the terms of the Agreement, without waiver, amendment or modification of any material term, condition or agreement. We have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of any of the Subsidiaries, nor have we been furnished with any such evaluations or appraisals, with the exception of the actuarial analyses and valuations referred to above. We are not actuaries and our services did not include any actuarial determinations or evaluations by us or an attempt to evaluate actuarial assumptions. Our opinion is necessarily based upon information available to us, and financial, economic, market and other

                                     D-1-1

Board of Directors
Liberty Financial Companies, Inc.
May 2, 2001

conditions as they exist and can be evaluated on the date hereof. Our opinion does not address the relative merits of the Transaction as compared to any alternative business strategies that might exist for LFC or the effect of any other transaction in which LFC might engage, nor does it address the underlying business decision of LFC to proceed with the Transaction. In connection with our engagement, we were requested to approach third parties to solicit indications of interest in the possible acquisition of all or a part of LFC, including the Subsidiaries, and held preliminary discussions with certain of these parties prior to the date hereof.

We have acted as financial advisor to LFC in connection with the Transaction and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Transaction. We and our affiliates in the past have provided and are currently providing financial services to LFC and its affiliates, and in the past have provided financial services to Sun Life unrelated to the proposed Transaction, for which services we have received, and expect to receive, compensation. In the ordinary course of business, we and our affiliates may actively trade the securities of LFC, Sun Life and their respective affiliates for our own and our affiliates' accounts and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

It is understood that this letter is for the information of the Board of Directors of LFC in connection with its evaluation of the Transaction and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received pursuant to the Agreement is fair, from a financial point of view, to LFC.

Very truly yours,

CREDIT SUISSE FIRST BOSTON CORPORATION

                                     D-1-2

             [LETTERHEAD OF CREDIT SUISSE FIRST BOSTON CORPORATION]

                                                                    APPENDIX D-2

June 4, 2001

Board of Directors
Liberty Financial Companies, Inc.
600 Atlantic Avenue
Boston, Massachusetts 02110-2214

Members of the Board:

You have asked us to advise you with respect to the fairness, from a financial point of view, to Liberty Financial Companies, Inc. ("LFC") of the Consideration (as defined below) set forth in the Stock Purchase Agreement, dated as of June 4, 2001 (the "Agreement"), among LFC, Liberty Financial Services, Inc., a wholly owned subsidiary of LFC ("LFS"), and Fleet National Bank ("Fleet"). As more fully described in the Agreement, LFC and LFS will sell to Fleet of all of the outstanding shares of the capital stock and other equity interests of the direct and indirect subsidiaries of LFC and LFS engaged in LFC's investment management business (collectively, the "Subsidiaries") for total consideration of $900,000,000 in cash (the "Consideration"), subject to certain adjustments as more fully set forth in the Agreement (the "Transaction").

In arriving at our opinion, we have reviewed the Agreement and certain publicly available business and financial information relating to the Subsidiaries. We also have reviewed certain other information relating to the Subsidiaries, including financial forecasts, provided to or discussed with us by LFC and the Subsidiaries, and have met with the managements of LFC and the Subsidiaries to discuss the businesses and prospects of the Subsidiaries. We also have considered certain financial data of the Subsidiaries and have compared those data with similar data for publicly held companies in businesses similar to the Subsidiaries, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on such information being complete and accurate in all material respects. With respect to financial forecasts, we have been advised, and have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of LFC and the Subsidiaries as to the future financial performance of the Subsidiaries. We have assumed, with your consent, that in the course of obtaining the necessary regulatory and third party approvals and consents for the Transaction, no modification, delay, limitation, restriction or condition will be imposed that will have a material adverse effect on the Transaction. You also have advised, and we have assumed, that the Transaction will be consummated in accordance with the terms of the Agreement, without waiver, amendment or modification of any material term, condition or agreement. We have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of any of the Subsidiaries, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon information available to us, and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. Our opinion does not address the relative merits of the Transaction as compared to any alternative business strategies that might exist for LFC or the effect of any other transaction in which LFC might engage, nor does it address the underlying business decision of LFC to proceed with the Transaction. In connection with our engagement, we were requested to approach third parties to solicit indications of interest in the

                                     D-2-1

Board of Directors
Liberty Financial Companies, Inc.
June 4, 2001

possible acquisition of all or a part of LFC, including the Subsidiaries, and held preliminary discussions with certain of these parties prior to the date hereof.

We have acted as financial advisor to LFC in connection with the Transaction and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Transaction. We and our affiliates in the past have provided and are currently providing financial services to LFC and its affiliates, and in the past have provided financial services to affiliates of Fleet unrelated to the proposed Transaction, for which services we have received, and expect to receive, compensation. In the ordinary course of business, we and our affiliates may actively trade the securities of LFC and affiliates of Fleet for our own and our affiliates' accounts and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

It is understood that this letter is for the information of the Board of Directors of LFC in connection with its evaluation of the Transaction and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received pursuant to the Agreement is fair, from a financial point of view, to LFC.

Very truly yours,

CREDIT SUISSE FIRST BOSTON CORPORATION

                                     D-2-2

             [LETTERHEAD OF CREDIT SUISSE FIRST BOSTON CORPORATION]

                                                                    APPENDIX D-3

June 4, 2001

Board of Directors
Liberty Financial Companies, Inc.
600 Atlantic Avenue
Boston, Massachusetts 02110-2214

Members of the Board:

You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders of the common stock of Liberty Financial Companies, Inc. ("LFC"), other than Liberty Mutual Insurance Company ("Liberty Mutual") and its affiliates, of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger, dated as of June 4, 2001 (the "Agreement"), among LFC, Liberty Mutual and LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual ("Merger Sub"). The Agreement provides for, among other things, the merger of Merger Sub with and into LFC (the "Merger") pursuant to which each outstanding share of the common stock, par value $0.01 per share, of LFC ("LFC Common Stock"), other than shares of LFC Common Stock held by Liberty Mutual and its affiliates, will be converted into the right to receive $33.44 per share in cash, subject to certain adjustments as more fully set forth in the Agreement (the "Consideration"). Prior to consummation of the Merger, LFC and Liberty Financial Services, Inc. will consummate the sales (such sales, the "Sale Transactions") of (i) LFC's annuity and retail distribution business pursuant to a Stock Purchase Agreement, dated as of May 2, 2001 (the "Annuity Agreement"), and (ii) LFC's asset management business pursuant to a Stock Purchase Agreement to be entered into on the date hereof (the "Asset Management Agreement" and, together with the Annuity Agreement, the "Sale Agreements").

In arriving at our opinion, we have reviewed the Agreement as well as certain publicly available business and financial information relating to LFC. We also reviewed, and have met with the management of LFC to discuss, certain other information, including pro forma financial and other information relating to the assets and liabilities of LFC after giving effect to the Sale Transactions, provided to us by LFC. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on such information being complete and accurate in all material respects. With respect to the pro forma financial and other information relating to the assets and liabilities of LFC after giving effect to the Sale Transactions, we have been advised, and have assumed, that such information has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of LFC of the pro forma assets and liabilities of LFC after giving effect to the Sale Transactions. We have assumed, with your consent, that in the course of obtaining the necessary regulatory and third party approvals and consents for the Merger, no modification, delay, limitation, restriction or condition will be imposed that will have a material adverse effect on the Merger. You also have advised, and we have assumed, that the Merger and each of the Sale Transactions will be consummated in accordance with the terms of the Agreement and the Sale Agreements, respectively, without waiver, amendment or modification of any material term, condition or agreement. We have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of LFC, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon information available to us, and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. Our opinion does not address the relative merits of the Merger as compared to any alternative

                                     D-3-1

Board of Directors
Liberty Financial Companies, Inc.
June 4, 2001

business strategies that might exist for LFC or the effect of any other transaction in which LFC might engage, nor does it address the underlying business decision of LFC to proceed with the Merger. In connection with our engagement, we were requested to approach third parties to solicit indications of interest in the possible acquisition of all or a part of LFC, and held preliminary discussions with certain of these parties prior to the date hereof.

We have acted as financial advisor to LFC in connection with the Transaction and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger. We and our affiliates in the past have provided and are currently providing financial services to LFC and its affiliates, and in the past have provided and currently are providing financial services to Liberty Mutual unrelated to the proposed Merger, including in connection with its proposed mutual holding company reorganization, for which services we have received, and expect to receive, compensation. In the ordinary course of business, we and our affiliates may actively trade the securities of LFC and affiliates of Liberty Mutual for our own and our affiliates' accounts and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

It is understood that this letter is for the information of the Board of Directors of LFC in connection with its evaluation of the Merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received pursuant to the Agreement by the holders of LFC Common Stock is fair, from a financial point of view, to such holders other than Liberty Mutual and its affiliates.

Very truly yours,

CREDIT SUISSE FIRST BOSTON CORPORATION

                                     D-3-2

                                                                      APPENDIX E

          SECTIONS 86 THROUGH 98 OF CHAPTER 156B OF THE MASSACHUSETTS
                             BUSINESS CORPORATION LAW

                                APPRAISAL RIGHTS
                 MASS. GEN. LAWS CH. 156B, SECTION86-98 (1997)

SECTION 86.  SECTIONS APPLICABLE TO APPRAISAL; PREREQUISITES

    If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SECTION 87. STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS IN NOTICE OF MEETING; FORM

    The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

    "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

SECTION 88.  NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO

    The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SECTION 89.  DEMAND FOR PAYMENT; TIME FOR PAYMENT

    If within twenty days after the date of mailing of a notice under subsection
(e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SECTION 90.  DEMAND FOR DETERMINATION OF VALUE; BILL IN EQUITY; VENUE

    If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

SECTION 91.  PARTIES TO SUIT TO DETERMINE VALUE; SERVICE

    If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SECTION 92.  DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE

    After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SECTION 93.  REFERENCE TO SPECIAL MASTER

    The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

SECTION 94.  NOTATION ON STOCK CERTIFICATES OF PENDENCY OF BILL

    On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

SECTION 95.  COSTS; INTEREST

    The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SECTION 96.  DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR PAYMENT

    Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

    (1) A bill shall not be filed within the time provided in section ninety;

    (2) A bill, if filed, shall be dismissed as to such stockholder; or

    (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

    Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

SECTION 97.  STATUS OF SHARES PAID FOR

    The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SECTION 98.  EXCLUSIVE REMEDY; EXCEPTION

    The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                                                    APPENDIX F-1

                  TRANSITION SERVICES AND INDEMNITY AGREEMENT

    This TRANSITION SERVICES AND INDEMNITY AGREEMENT (this "Agreement"), dated as of May 2, 2001, is by and between Liberty Financial Companies, Inc., a Massachusetts corporation (the "Company"), and Sun Life Assurance Company of Canada, a Canadian insurance corporation (the "Annuity Buyer").

                                   BACKGROUND

    A. The Company and the Annuity Buyer have entered into a Stock Purchase Agreement dated as of May 2, 2001 (the "Purchase Agreement") pursuant to which the Company will sell and the Annuity Buyer will purchase the direct and indirect subsidiaries of the Company that represent all of the Company's annuity and intermediary retail distribution business segments.

    B. In connection with the transactions contemplated by the Purchase Agreement, the parties wish to provide for certain transitional services and for certain indemnities on the terms set forth herein. The parties have executed and delivered this Agreement contemporaneously with the execution and delivery of the Purchase Agreement. This Agreement being in full force and effect is a condition to the obligations of each of the Company and the Annuity Buyer to consummate the transactions contemplated by the Purchase Agreement.

    C. The agreements provided for herein are subject to the occurrence of the consummation of the transactions contemplated by the Purchase Agreement. Upon termination of the Purchase Agreement for any reason, this Agreement shall terminate and become null and void and no party shall have any rights or obligations hereunder.

    D. This Agreement contemplates that the Company may enter into an agreement (the "AUM Purchase Agreement" and, together with the Purchase Agreement, the "Purchase Agreements") pertaining to the AUM Sale (as such term is defined below).

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  TRANSITIONAL SERVICES.

    1.1  FUNDS.

        (a) The Annuity Buyer shall cause Independent Financial Marketing
Group, Inc. ("IFMG"), IFMG's subsidiaries and Liberty Securities Corporation ("LSC") during the period from the Closing Date (as defined in the Purchase Agreement) (the "Closing Date") through the date 12 months following the Closing Date (the "Transition Period") to (a) maintain "preferred vendor" status of the Liberty, Liberty Newport and Liberty Acorn Funds (the "Funds") and (b) maintain substantially the same level of service as is currently provided to shareholders of the Funds. The Annuity Buyer agrees that during the Transition Period the only mutual funds that will have proprietary status with IFMG will be mutual funds advised or marketed by the Annuity Buyer's affiliates. The Company acknowledges that the banks and other financial institutions through which the IFMG organization distributes products control the final decision as to whether the Funds will be included in the "approved list" of products that the IFMG organization may sell through their branches ("Approved Lists"). The Annuity Buyer shall cause IFMG, IFMG's subsidiaries and LSC to use commercially reasonable efforts to cause the Funds to be included in such Approved Lists. The Company shall pay fees to IFMG for such sales and services on the basis set forth in Schedule 1.1(a). During the Transition Period and without payment of any additional fees, the Company shall cause Liberty Funds Distributor, Inc. ("LFDI") or a

                                     F-1-1
successor entity to provide substantially the same level of wholesaling support to IFMG with respect to the Funds as LFDI now provides to IFMG to the extent that the Funds are included on Approved Lists. In connection therewith, during the Transition Period, the Annuity Buyer shall cause IFMG to provide LFDI's wholesalers with reasonable access to IFMG's retail sales force consistent with the access IFMG provides to its other "preferred vendors."

        (b) The Company shall maintain or cause to be maintained during the Transition Period the Funds in their current form, with their current investment objectives and programs, under the management of their current investment advisers and sub-advisers (if any) and at the same advisory fee levels; provided, however, that in the event that the Company makes changes in any of the foregoing, the sole remedy of the Annuity Buyer will be to discontinue the status of such Fund under Section 1.1(a).

    1.2  VARIABLE ANNUITIES.

        (a) The Annuity Buyer shall continue or cause to be continued during the Transition Period (i) the existing Participation Agreements (the "Participation Agreements") among Keyport Life Insurance Company, Independence Life and Annuity Company, and Keyport Benefit Life Insurance Company (collectively, "Keyport") and those investment companies which are series funds of Liberty Variable Investment Trust, SteinRoe Variable Investment Trust or the Wanger Advisor Trust (the "VIT Funds") and the principal underwriter of certain of such VIT Funds and
(ii) the status of the VIT Funds as investment options under Keyport's variable annuity and variable life insurance policies in force as of the Closing Date.

        (b) The Company shall maintain or cause to be maintained during the Transition Period the VIT Funds in their current form, with their current investment objectives and programs and advisory fee levels, under the management of their current investment advisers and sub-advisers (if any) (except that (i) Liberty Asset Management Company may in its discretion terminate or replace sub-advisers to the VIT Fund for which it is investment adviser and (ii) the Company may effect the fund consolidations, liquidations and other related changes described on Schedule 1.2(b) (and, if requested by the Company, the Annuity Buyer will cause Keyport to use commercially reasonable efforts, at the Company's sole expense, to submit to the Securities and Exchange Commission (the "SEC") an application for an order of substitution to effect such consolidations)); provided, however, that in the event that the Company makes changes in any of the foregoing, the sole remedy of the Annuity Buyer will be to discontinue the status of such VIT Fund under Section 1.2(a).

        (c) The Annuity Buyer shall make or cause to be made Keyport's existing variable annuity products (or substantially similar replacement products) available for distribution during the Transition Period through LFDI or a successor entity; provided, however, that, unless requested by the Annuity Buyer, LFDI or such successor entity shall not distribute such products through the IFMG organization or any of the financial institutions through which IFMG sells products. The Annuity Buyer shall provide a distribution allowance of 125 basis points per dollar of sales for products sold by LFDI or a successor entity pursuant to this Section 1.2(c). LFDI shall pay all of the sales and marketing costs associated with such sales, including, without limitation, (i) the costs for wholesaling, sales management, and advertising and marketing materials and
(ii) all payments under Preferred Selling Agreements ("PSAs") that LFDI is currently a party to or responsible for, or PSAs entered into by LFDI after the date of this Agreement.

        (d) Prior to the Closing, the parties shall cause to be executed and delivered Administrative Service Agreements that provide that (i) Keyport shall receive a payment of 20 basis points per annum, paid quarterly, on the average daily assets of the VIT Funds that are held under the variable annuity and variable life insurance policies described in Sections 1.2(a) and 1.2(c); and
(ii) Keyport shall receive an additional quarterly payment of 25 basis points per annum (which may, to the extent available, be funded by Rule 12b-1 fees) on the average daily assets of the VIT Funds that are held

                                     F-1-2
under variable annuity and variable life insurance policies to the extent
(x) sold under 12b-1 plans that are in effect as of the date hereof or are adopted between the date hereof and the Closing Date and (y) sold after the Closing Date. The Company shall cause its affiliates, including Colonial Management Associates, Inc., to continue to provide such administrative services as they currently provide to Keyport with respect to the VIT Funds. Such Administrative Service Agreements shall remain in effect until terminated by mutual agreement.

        (e) Each of the parties agrees that all payments to be made under existing PSAs shall continue to be paid by LFDI or Keyport, as the case may be, consistent with past practices.

        (f) The Company shall cause Keyport to be reimbursed for all existing "commission specials" and dollar cost averaging subsidies in accordance with arrangements currently in effect (it being understood that the Company has no responsibility to extend such arrangements beyond their current terms).

    1.3 FIXED AND INDEXED ANNUITIES. If requested by the Annuity Buyer within 30 days after the Closing Date, during the Transition Period, the Company shall cause LFDI or a successor entity to provide sales support for fixed and indexed annuity policies to selected firms or channels on terms agreed to by the Annuity Buyer and the Company.

    1.4 MARKETING AND FULFILLMENT. If requested by the Annuity Buyer, the Company shall cause LFDI or a successor entity to continue for up to 120 days after the Closing Date the existing marketing and fulfillment services at a cost equal to LFDI's reasonably allocated actual costs of providing such services. After such 120-day period, if requested by the Annuity Buyer, the Company shall cause LFDI or a successor entity to continue for the remainder of the Transition Period the existing marketing and fulfillment under pricing terms to be negotiated by the parties in good faith within 60 days after the Closing Date. It is understood that this Section 1.4 does not apply to LFDI's own sales and marketing, which is addressed in Section 1.2(c).

    1.5  KEYPORT GENERAL ACCOUNT.

        (a) Keyport may assume management of that portion of Keyport's general account currently managed by the subsidiaries of the Company other than the Subsidiaries (the "AUM Subsidiaries") at any time after the Closing Date upon 30 days' prior written notice to the AUM Owner. To the extent that such AUM Subsidiaries continue to manage any portion of the Keyport's general account after the date hereof, Keyport shall compensate the AUM Subsidiaries under current pricing terms.

        (b) The Annuity Buyer shall cause Keyport not to redeem any of its seed money investments from any of the VIT Funds, a complete and correct list of which has been provided by the Company to the Annuity Buyer, until the earlier of (i) the end of the Transition Period and (ii) the date on which such seed money first represents less than 25% of the net assets of such VIT Fund. In addition, the Annuity Buyer shall cause Keyport to give at least 30 days notice of any such redemption and the Annuity Buyer shall cause Keyport to use reasonable efforts, consistent with Keyport's own investment needs, so that such redemption can be made in an orderly manner that avoids disruption to the portfolio management of such VIT Fund. Similarly, the Annuity Buyer shall cause Keyport to give at least 30 days notice of any redemption of seed money investments from any Fund other than a VIT Fund, a complete and correct list of which has been provided by the Company to the Annuity Buyer, and the Annuity Buyer shall cause Keyport to use reasonable efforts, consistent with Keyport's own investment needs, so that such redemptions can be made in an orderly manner that avoids disruption to the portfolio management of such Fund.

    1.6 INSURANCE APPOINTMENTS. During the Transition Period, the Annuity Buyer shall cause Keyport to use reasonable efforts to maintain the appointments of (i) LFDI personnel who are licensed to sell insurance and (ii) sales representatives of dealer firms through which LFDI markets Keyport products who are so licensed.

                                     F-1-3

    1.7 FIDUCIARY PRINCIPLES, ETC. Notwithstanding the foregoing provisions of this Section 1, the Annuity Buyer and the Company shall be excused from their respective obligations under such provisions to the extent required to permit them to comply with their fiduciary obligations under law to third parties or as otherwise required to comply with law, provided that in each case, (i) the party relying on this Section 1.7 to excuse an obligation shall deliver to the other party a written opinion of counsel (which may be internal counsel) that such action is required and (ii) the parties shall during a 30-day notice period negotiate in good faith as to whether the applicable transactions can be restructured so as to comply with such obligations. In the event a party is so excused from performance of an obligation hereunder, then the other party shall likewise be excused of its corresponding obligations in respect thereof.

    1.8 SHARED SERVICES. The Company will continue to provide to the Annuity Buyer the services described on Schedule 1.8 at the rates described therein.

    1.9 CONFIDENTIALITY. Each of the Company and the Annuity Buyer hereby agrees to maintain the confidentiality of all information regarding the other party and its Affiliates and customers received by it or its Affiliates pursuant to this Section 1. In addition, each party hereby agrees to comply with applicable law with respect to the maintenance of confidential information of individuals, including, without limitation, SEC Regulation S-P and applicable law promulgated by insurance or banking authorities.

    1.10 TERMINATION FOR MATERIAL BREACH. Either party shall have the right to terminate the arrangements contemplated by a particular section or subsection of this Section 1 (other than Section 1.7) in the event of a material breach by the other party of any material term or provision of such section or subsection upon written notice by the party seeking such termination to the other party specifying such breach, such termination to be effective on the 60th day following the delivery of such notice only if such breach has not been corrected to the reasonable satisfaction of the party seeking such termination within such 60 day period or any written extension thereof granted by such party; IT BEING UNDERSTOOD, that no such termination of a particular section or subsection of this Section 1 shall terminate or otherwise affect any of the remaining sections and subsections of this Section 1.

2.  INDEMNIFICATION.

    2.1  CERTAIN DEFINITIONS.

    As used in this Agreement,

    "ACTION" means any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

    "AFFILIATE" shall have the meaning assigned to such term under Rule 405 of the Securities Act of 1933, as amended.

    "ANNUITY BUSINESS" means the businesses, assets and operations of the Annuity Subsidiaries, as heretofore, currently or hereafter conducted, including, without limitation, all annuity businesses, assets or operations which have been sold or otherwise disposed of (other than to the Asset Management Business) or discontinued prior to the Closing Date.

    "ANNUITY INDEMNITEES" means the Annuity Buyer, each Affiliate of the Annuity Buyer (including, without limitation, the Annuity Subsidiaries), and each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing.

    "ANNUITY LIABILITIES" means (i) all Liabilities of any Annuity Subsidiary, including, without limitation, all Liabilities arising out of or in connection with or relating principally to the Annuity Business and (ii) any Liabilities of the Company or its subsidiaries other than the Annuity Subsidiaries

                                     F-1-4
that relate primarily to the Annuity Business, including, without limitation, Liabilities that arise from any of the agreements and other arrangements set forth on Schedule 2.1(a). The Company hereby represents and warrants to the Annuity Buyer that, to the Company's best knowledge, none of the Company or its subsidiaries other than the Annuity Subsidiaries have any Liabilities that relate primarily to the Annuity Business other than Liabilities under the agreements and other arrangements set forth on Schedule 2.1(a). Notwithstanding the foregoing, "ANNUITY LIABILITIES" shall not include any Liabilities specifically retained by the Company under the Purchase Agreement or any Liabilities against which the Company or Liberty Mutual Insurance Company has agreed to indemnify the Annuity Buyer.

    "ANNUITY SUBSIDIARIES" means the entities set forth on SCHEDULE 2.1(B).

    "ASSET MANAGEMENT BUSINESS" means the businesses, assets and operations of the AUM Subsidiaries, as heretofore, currently or hereafter conducted, including, without limitation, (i) the management of the VIT Funds and (ii) all asset management businesses, assets or operations which have been sold or otherwise disposed of (other than to the Annuity Business) or discontinued prior to the Closing Date.

    "ASSET MANAGEMENT LIABILITIES" means (i) all Liabilities of any AUM Subsidiary, including, without limitation, all Liabilities arising out of or in connection with or relating principally to the Asset Management Business and
(ii) any Liabilities of the Company or its subsidiaries other than the AUM Subsidiaries that relate primarily to the Asset Management Business, including, without limitation, Liabilities that arise from any of the agreements and other arrangements set forth on Schedule 2.1(c). The Company hereby represents and warrants to the AUM Owner that, to the Company's knowledge as of the date hereof, none of the Company or its subsidiaries other than the AUM Subsidiaries have any Liabilities that relate primarily to the Asset Management Business other than Liabilities under the agreements and other arrangements set forth on
Schedule 2.1(c). Notwithstanding the foregoing, "ASSET MANAGEMENT LIABILITIES" shall not include any Liabilities specifically retained by the Company under the AUM Purchase Agreement or any Liabilities against which the Company or Liberty Mutual Insurance Company has agreed to indemnify the AUM Owner.

    "AUM INDEMNITEES" means the AUM Owner, each Affiliate of the AUM Owner (including, without limitation, the AUM Subsidiaries), and each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing.

    "AUM OWNER" means the Company or, upon execution of a counterpart signature page as contemplated by Section 6, any purchaser of the Asset Management Business.

    "AUM SALE" means the acquisition by a party other than the Company or any of its affiliates of the Asset Management Business, whether as a result of the acquiring party's acquisition of the Company (whether by merger, purchase of all of its capital stock, or some other means) or all or substantially all of the AUM Subsidiaries (whether by purchase of their capital stock, purchase of all or substantially all of their assets, or some other means).

    "AUM SUBSIDIARIES" means the entities set forth on Schedule 2.1(d).

    "INDEMNIFIABLE LOSSES" means any and all losses, claims, damages, obligations, payments, costs and expenses, matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown, including, without limitation, the costs and expenses of any and all Actions, threatened Actions, demands, assessments, judgments, settlements and compromises relating thereto and reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened Actions; except that Indemnifiable Losses shall not include any such amounts to the extent paid on or before the Closing Date.

                                     F-1-5

    "INDEMNIFYING PARTY" means the Annuity Buyer with respect to the indemnification provided under Section 2.2, the AUM Owner with respect to the indemnification provided under Section 2.3, and the Company with respect to the indemnification provided under Section 2.4.

    "LIABILITIES" means any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

    "LFC INDEMNITEES" means the Company, each Affiliate of the Company (other than the Annuity Subsidiaries, any AUM Subsidiaries that cease to be direct or indirect subsidiaries of the Company and any other Affiliates of the Company that cease to be Affiliates of the Company as of the Closing), and each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing.

    "LFC LIABILITIES" means all Liabilities of the Company, other than the Annuity Liabilities and the Asset Management Liabilities; provided, however, that the term "LFC LIABILITIES" shall not include Liabilities of LFC or any of its controlling Affiliates as a guarantor or surety or contingent obligor for any Annuity Liabilities or any Asset Management Liabilities. Without limiting the generality of the foregoing, "LFC LIABILITIES" include (i) Liabilities to the holders of the Company's debt and equity securities, including, without limitation, Liabilities under securities laws or otherwise arising from claims made by such holders relating to the transactions contemplated by the Purchase Agreement; (ii) Liabilities of the Company relating to its corporate headquarters at 600 Atlantic Avenue, Boston, Massachusetts; and
(iii) Liabilities under the Retention Plan (as such term is defined in the Purchase Agreement) with respect to (x) the payment or satisfaction of all stock options and restricted stock (provided, however, that as contemplated by the Purchase Agreement, the Annuity Buyer and the Annuity Subsidiaries shall be responsible for the entire amount of any Gross-Up Payment (as such term is defined in the Retention Plan)) or (y) obligations to employees or former employees of the Company or any of its subsidiaries other than the Annuity Subsidiaries.

    "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization.

    2.2. INDEMNIFICATION BY THE ANNUITY BUYER. The Annuity Buyer shall indemnify, defend and hold harmless the LFC Indemnitees and, from and after the AUM Sale, the AUM Indemnitees from and against (i) the Annuity Liabilities and
(ii) any and all Indemnifiable Losses of the LFC Indemnitees and, from and after the AUM Sale, the AUM Indemnitees arising out of or due to the failure of the Annuity Buyer or any of its Affiliates to pay, perform or otherwise discharge in due course any Annuity Liabilities.

    2.3. INDEMNIFICATION BY THE AUM OWNER. The AUM Owner shall indemnify, defend and hold harmless the Annuity Indemnitees and, from and after the AUM Sale, the LFC Indemnitees from and against (i) the Asset Management Liabilities and (ii) any and all Indemnifiable Losses of the Annuity Indemnitees and, from and after the AUM Sale, the LFC Indemnitees arising out of or due to the failure of the AUM Owner or any of its Affiliates to pay, perform or otherwise discharge in due course any Asset Management Liabilities.

    2.4. INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, defend and hold harmless the Annuity Indemnitees and, from and after the AUM Sale, the AUM Indemnitees from and against (i) the LFC Liabilities and (ii) any and all Indemnifiable Losses of the Annuity Indemnitees and, from and after the AUM Sale, the AUM Indemnitees arising out of or due to the failure of the Company or any of its Affiliates to pay, perform or otherwise discharge in due course any LFC Liabilities.

                                     F-1-6

    2.5 TREATMENT OF TAXES. Notwithstanding the provisions of Sections 2.2 through 2.4 above, (i) as between the Company, on the one hand, and the Annuity Buyer, on the other hand, Liabilities in respect of Taxes shall be governed by the Purchase Agreement rather than by this Agreement and (ii) as between the Company, on the one hand, and the AUM Owner after the AUM Sale, on the other hand, Liabilities in respect of Taxes shall be governed by the AUM Purchase Agreement rather than by this Agreement.

    2.6. LIMITATIONS ON INDEMNIFICATION OBLIGATIONS; SUBROGATION. The amount of any Indemnifiable Losses or other liability for which indemnification is provided under this Agreement shall be reduced by any net amounts actually recovered (including, without limitation, amounts actually recovered under insurance policies) by the indemnitee (an "Indemnitee") from third parties with respect to such Indemnifiable Losses or other liability. An Indemnifying Party, upon payment in full of an Indemnifiable Loss, shall be subrogated to the rights of the Indemnitee with respect thereto, including without limitation, all rights under insurance policies. An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provision hereof, have any subrogation rights with respect thereto. If an Indemnitee recovers from a third party in respect of an Indemnifiable Loss for which indemnification is provided in this Agreement after all or a portion of such Indemnifiable Loss has been paid by an Indemnifying Party and the net amount received from the third party exceeds the remaining unpaid balance of such Indemnifiable Loss, then the Indemnitee shall promptly remit to the Indemnifying Party the excess (if any) of (A) the sum of the amount theretofore paid by such Indemnifying Party in respect of such Indemnifiable Loss plus the net amount received from the third party in respect thereof, less (B) the full amount of such Indemnifiable Loss or other liability. Nothing in this Section 2.6 shall obligate any Indemnitee to seek to recover any amounts from any third party (including, without limitation, amounts recoverable under insurance policies) prior to, or as a condition to, seeking indemnification under this Section 2. For the purposes of this Section 2.6, the net amount recovered from a third party is the amount actually recovered, less any costs incurred in connection with such recovery.

    2.7.  PROCEDURE FOR INDEMNIFICATION.

        2.7.1 THIRD PARTY CLAIMS; NOTICE. If an Indemnitee shall receive notice or otherwise learn of the assertion by any Person (other than the parties to this Agreement) of any claim or of the commencement by any such Person of any Action (a "Third Party Claim") with respect to which an Indemnifying Party may be obligated to provide indemnification pursuant to this Section 2, such Indemnitee shall give such Indemnifying Party written notice thereof within 10 business days after becoming aware of such Third Party Claim. Such notice shall describe the Third Party Claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the Indemnifiable Loss that has been or may be sustained by such Indemnitee. Thereafter, such Indemnitee shall deliver to such Indemnifying Party, within 5 business days after the Indemnitee's receipt thereof, copies of all notices and documents (including, without limitation, court papers) received by the Indemnitee relating to the Third Party Claim. The failure of any Indemnitee to give timely notice of a Third Party Claim, or to provide copies of notices and documents relating thereto, as provided in this
    Section 2.7.1 shall not relieve the related Indemnifying Party of its obligations under this Section 2, except to the extent that such Indemnifying Party actually is prejudiced thereby.

        2.7.2 DEFENSE OF THIRD PARTY CLAIMS. If any Third Party Claim is brought against an Indemnitee, the Indemnifying Party will be entitled to participate in and to assume the defense thereof to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee, and after notice from an Indemnifying Party to such Indemnitee of its election so to assume the defense thereof, such Indemnifying Party will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof; PROVIDED, HOWEVER, that, if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment either a conflict of

                                     F-1-7
    interest between one or more of such Indemnitees and such Indemnifying Party exists in respect of such claim, or there may be defenses available to such Indemnitee which are significantly different from or in addition to those available to such Indemnifying Party and the representation of both parties by the same counsel would, in the reasonable judgment of the Indemnitee, be inappropriate, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees, and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel reasonably satisfactory to the Indemnifying Party for all Indemnitees with respect to any single Third Party Claim) shall be paid by such Indemnifying Party.

        2.7.3 COOPERATION BY INDEMNITEE. If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, each related Indemnitee shall make available to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise, and shall otherwise cooperate in the defense, settlement or compromise of such Third Party Claim. Where an Indemnifying Party is subrogated to the rights of an Indemnitee, the Indemnitee shall similarly cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

        2.7.4 LIMITATION ON AUTHORITY TO SETTLE CLAIM. Notwithstanding anything else in this Section 2.7 to the contrary, neither an Indemnifying Party nor an Indemnitee shall settle or compromise any Third Party Claim unless such settlement or compromise contemplates as an unconditional term thereof the giving by such claimant or plaintiff to each Indemnitee or the Indemnifying Party, as the case may be, of a written release from all liability with respect to such Third Party Claim.

        2.7.5 ADVANCEMENT OF CERTAIN EXPENSES. Upon the written demand of an Indemnitee, an Indemnifying Party shall reimburse or advance funds to such Indemnitee for all Indemnifiable Losses reasonably incurred by it in connection with investigating or defending any Third Party Claim in advance of its final disposition.

    3. FURTHER ASSURANCES. Each party hereto shall execute such documents and other papers and take such further actions as any other party may reasonably request in order to carry out the provisions of this Agreement.

    4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

    5. ENTIRE AGREEMENT; WAIVERS; CONSTRUCTION; THIRD PARTY. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided, nor shall be effective unless in writing and executed by the party against whom such waiver is sought to be enforced. The parties hereto agree that this Agreement shall not be construed in favor of one or more parties based upon which party drafted the same, it being acknowledged that all parties have contributed substantially to the negotiation and preparation hereof. Except as contemplated by Section 2, nothing in this Agreement shall be construed to confer any right, benefit or remedy upon any person or entity that is not a party hereto or a permitted assignee of a party.

                                     F-1-8

    6. AMENDMENT OR MODIFICATION. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by the Company, the Annuity Buyer and the AUM Owner. Notwithstanding the foregoing, any purchaser of the Asset Management Business shall become a party hereto, as contemplated by Section 13, by execution of the counterpart signature page hereto provided for that purpose.

    7. HEADINGS. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof.

    8. SEVERABILITY. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

    9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

    10. NO IMPAIRMENT. This Agreement shall remain in full force and effect without regard to, and the obligations of the parties hereunder shall not be affected or impaired by: (A) any amendment, modification of or supplement to either Purchase Agreement; (B) any extension, indulgence or other action or inaction in respect of either Purchase Agreement; (C) any default by any party under, or any invalidity or unenforceability of, or any irregularity or other defect in either Purchase Agreement; (D) any exercise or non-exercise of any right, remedy, power or privilege in respect of either Purchase Agreement;
(E) any bankruptcy, insolvency, reorganization or similar proceeding involving or affecting any of the parties hereto; or (F) any other circumstance or cause, whether similar or dissimilar to any of the foregoing, that might constitute a legal or equitable discharge or defense of any of the parties hereto and whether or not any of the parties hereto shall have had notice or knowledge thereof.

    11. WAIVER OF JURY TRIAL. Each party hereto acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (A) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (B) each party understands and has considered the implications of this waiver, (C) each party makes this waiver voluntarily, and (D) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications of this Section 11.

    12. COOPERATION IN LITIGATION. Each party hereto will use commercially reasonable efforts to fully cooperate with the others in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the conduct of the business of the Company or its subsidiaries prior to or after the execution hereof (other than litigation arising out of the transactions contemplated by this Agreement). Without limiting the generality of the foregoing, the AUM Owner shall, to the extent within its control, cause appropriate investment personnel of Stein Roe & Farnham Incorporated ("Stein Roe") to be available at reasonable times and upon reasonable notice, to assist Keyport or a successor entity with respect to the legal proceedings described on
Schedule 12. The party requesting such cooperation shall pay the out-of-pocket expenses (including, without limitation, reasonable legal fees and disbursements) of such other parties, but shall not be responsible to reimburse such other parties for such other parties' time spent in such cooperation or the salaries or costs of fringe benefits or similar expenses paid by such

                                     F-1-9
party to its officers, directors, employees and agents while assisting in the defense or prosecution of any such litigation or proceeding.

    13. SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective delegatees, heirs, devisers, successors and permitted assigns (each of which such delegatees, heirs, devisers, successors and permitted assigns shall be deemed to be a party hereto for all purposes hereof). No party may assign this Agreement or any rights hereunder to any other Person without the written consent of each other party hereto, except that
(i) a purchaser of the Asset Management Business shall become a party hereto by executing the counterpart signature page hereto provided for that purpose, in which event such purchaser shall be deemed to assume the Company's right and obligations under Section 1 (and the Company shall be released from obligations under Section 1, it being understood and agreed that such obligations shall thereafter constitute Asset Management Liabilities hereunder) and be deemed the AUM Owner for purposes of this Agreement, including, without limitation, under
Section 2; (ii) the Annuity Buyer may assign its rights or obligations under this Agreement in whole or in part to any of its affiliates (including, without limitation, any of the Annuity Subsidiaries) without the other parties' prior consent, but no such assignment shall relieve the Annuity Buyer of its obligations under this Agreement; and (iii) the AUM Owner may assign its rights or obligations under this Agreement in whole or in part to any of its affiliates (including, without limitation, any of the AUM Subsidiaries) without the other parties' prior consent, but no such assignment shall relieve the AUM Owner of its obligations under this Agreement.

    14. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been properly given if (I) delivered personally, (II) sent by certified or registered mail, return receipt requested,
(III) sent by overnight courier for delivery on the next business day, or
(IV) sent by confirmed telecopy, provided that a hard copy of all such telecopied materials is thereafter sent within 24 hours in the manner described in clauses (i), (ii) or (iii), to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

    (a) If to the Annuity Buyer:
       Sun Life Assurance Company of Canada
       One Sun Life Executive Park
       Wellesley Hills, MA 02481-5699
       Attention: Daniel Wood, Vice President--Strategic Ventures
       Telecopy No.: (781) 237-0707
           and
       Sun Life Assurance Company of Canada
       One Sun Life Executive Park
       Wellesley Hills, MA 02481-5699
       Attention: Peter Demuth, Vice President and Chief Counsel U.S. Operations Telecopy No.: (781) 446-3250
           with a copy to:
       Mayer, Brown & Platt
       190 South LaSalle Street
       Chicago, IL 60603-3441
       Attention: Edward S. Best, Marc F. Sperber and D. Michael Murray
       Telecopy No.: (312) 701-7711

                                     F-1-10

    (b) If to the Company:
       Liberty Financial Companies, Inc.
       600 Atlantic Avenue
       Boston, MA 02210-2214
       Attention: Lindsay Cook, Executive Vice President
       Telecopy No.: (617) 720-5376
           and
       Liberty Financial Companies, Inc.
       600 Atlantic Avenue
       Boston, MA 02210-2214
       Attn: Kevin M. Carome, Senior Vice President and General Counsel Telecopy No.: (617) 742-7338
           with copies to:
       Choate, Hall & Stewart
       Exchange Place
       53 State Street
       Boston, MA 02109
       Attn: William P. Gelnaw, Jr., Esq.
       Telecopy No.: (617) 248-4000

    (c) If to the AUM Owner after the AUM Sale, to the address(es) that such party shall specify on its signature page (which shall be provided to the other parties by notice hereunder).

    Notices provided in accordance with this Section 14 shall be deemed delivered (i) on the date of personal delivery, (ii) on the date such notice is actually received or delivery thereof is refused at the specified address, or
(iii) on the date of confirmation of receipt of the telecopy transmission, as the case may be.

    Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

    15. EFFECTIVE TIME. Notwithstanding the foregoing provisions of this Agreement, this Agreement shall become effective as of the Closing (as such term is defined in the Purchase Agreement). If the Purchase Agreement is terminated, then this Agreement shall become null and void.

                            [SIGNATURE PAGE FOLLOWS]

                                     F-1-11

    IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have hereunto set their hands, as if under seal, as of the date first above written.

                                                       LIBERTY FINANCIAL COMPANIES, INC.

                                                       By:  /s/ GARY L. COUNTRYMAN
                                                            ----------------------------------------
                                                            Name: Gary L. Countryman
                                                            Title:  President

                                                       SUN LIFE INSURANCE COMPANY OF CANADA

                                                       By:  /s/ C. JAMES PRIEUR
                                                            ----------------------------------------
                                                            Name: C. James Prieur
                                                            Title:  President and Chief Operating
                                                            Officer

                                                       and

                                                       By:  /s/ JAMES A. MCNULTY, III
                                                            ----------------------------------------
                                                            Name: James A. McNulty, III
                                                            Title:  Executive Vice President

    IN WITNESS WHEREOF, the undersigned, intending to be legally bound by the terms hereof, has hereunto sets its hand, as if under seal, as of the date set forth below, pursuant to Sections 6 and 13.

                                                       AUM OWNER:

                                                       Name:  --------------------------------------

                                                              --------------------------------------
                                                       By:    Name:
                                                              Title:

                                                       Date:  --------------------------------------

                                                       Notice Address(es):
                                                       ---------------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------

                                     F-1-12

                                                                    APPENDIX F-2

                              FLEET NATIONAL BANK
                                100 FEDERAL STREET
                                 BOSTON, MA 02110

                            Dated as of June 4, 2001

Liberty Financial Companies, Inc.
600 Atlantic Avenue
Boston, MA 02210

Re:  Transition Services and Indemnity Agreement

Ladies and Gentlemen--

    Simultaneously on the date hereof, Fleet National Bank, a national banking association (the "Purchaser"), Liberty Financial Companies, Inc., a Massachusetts corporation ("LFC") and Liberty Financial Services, Inc., a Massachusetts corporation ("LFS") are entering into a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which the Purchaser will purchase from LFC and LFS, and LFC and LFS will sell to the Purchaser, the Purchased Securities. In addition, LFC has previously entered into a Stock Purchase Agreement with the Annuity Purchaser regarding the sale of LFC's annuity business to the Annuity Purchaser and, in connection therewith, entered into a Transition Services and Indemnity Agreement (the "Transition Agreement"). Pursuant to the terms of the Purchase Agreement, at the Closing, the Purchaser is to become a party to the Transition Agreement. The parties hereto wish to enter into this letter agreement regarding certain terms of the Transition Agreement as they relate to the Purchaser. Defined terms used herein which are not defined herein shall have the meanings given to such terms in the Purchase Agreement or the Transition Agreement, as the case may be.

    1.  "EXCLUDED LFC ONLY LIABILITIES"

    If and to the extent there exists any Asset Management Liability for which
(i) no Subsidiary is obligated or liable that is not listed in Schedule 2.1(c) to the Transition Agreement and (ii) no liability has been accrued on the books of any Subsidiary with respect to such Asset Management Liability, such Asset Management Liability shall be deemed an "Excluded LFC Only Liability." In addition, all obligations or liabilities under that certain Indenture, dated as of November 1, 1998, between the Company and State Street Bank and Trust Company, as trustee (the "Indenture") shall be Excluded LFC Only Liabilities. For purposes of this letter agreement, an agreement to which both LFC and a Subsidiary are parties is hereinafter referred to as a "Joint LFC Agreement".

    2.  MODIFICATION OF AUM OWNER INDEMNITY

    Notwithstanding Section 2.3 of the Transition Agreement to the contrary, the Purchaser shall not be required to indemnify, defend and hold harmless the LFC Indemnitees from and against any Excluded LFC Only Liability. In addition, notwithstanding any provision of the Transition Agreement to the contrary, Asset Management Liabilities shall not include any LFC Liabilities.

    3.  DEFINITION OF LFC LIABILITIES

    Notwithstanding Section 2.1 of the Transition Agreement to the contrary, the term "LFC Liabilities" in the Transition Agreement shall, in addition to the items set forth in such definition, include (a) any Excluded LFC Only Liability,
(b) Liabilities under the Retention Plan with respect to the payment of retention bonuses and the settlement of stock options and restricted stock,
(c) Liabilities to the holders of the Company's debt and equity securities or any other Person, including without limitation, Liabilities under securities laws or otherwise arising from claims made by such

                                     F-2-1
holders relating to the transactions contemplated by the AUM Purchase Agreement, including without limitation, the AUM Sale, the merger of the Company with a wholly-owned subsidiary of LMIC as referred to in the AUM Purchase Agreement and any obligation or liability under the Indenture; provided, further that for purposes of this subclause (c), the term "AUM Indemnitees" shall also include all representatives of any AUM Indemnitee, and (d) Liabilities retained by the Company under the AUM Purchase Agreement.

    4.  "LFC ONLY RIGHTS"

    Prior to the Closing, LFC will use its reasonable commercial efforts to assign to Purchaser all Liabilities of third parties to LFC or any of its subsidiaries (other than the Subsidiaries) that relate primarily to the Asset Management Business and are not Liabilities to a Subsidiary ("LFC Only Rights") and will, from and after the Closing, and at Purchaser's request, direction and expense, exercise on behalf of Purchaser or a Subsidiary any LFC Only Rights not assigned to Purchaser prior to the Closing. LFC will not exercise any LFC Only Rights or any rights under any Joint LFC Agreement except at the direction of, and on behalf of, Purchaser or a Subsidiary. To the extent that LFC is informed that any LFC Only Right may be exercised, LFC shall promptly inform Purchaser of such fact.

    5.  DISCLOSURE OF CUSTOMER INFORMATION

    Notwithstanding anything in the Transition Agreement to the contrary, after the Closing Date, the disclosure by the Purchaser or the Subsidiaries to any party of any information relating to any customer of the Purchaser or the Subsidiaries required or contemplated to be disclosed pursuant to the Transition Agreement shall be subject to the customer privacy and disclosure policies of the Purchaser and all applicable laws.

    6.  NO AMENDMENT OF TRANSITION AGREEMENT

    No amendment of the Transition Agreement will be made unless consented to in writing by the Purchaser.

    7. This letter agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the Commonwealth of Massachusetts.

    8. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the rights of the parties under this letter agreement shall not be assigned except that Purchaser may assign its rights and obligations in whole or in part to any of its affiliates, but no such assignment shall relieve the Purchaser of its obligations hereunder.

                                     F-2-2

    Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.

                                                       Sincerely,

                                                       FLEET NATIONAL BANK

                                                       By:  /s/ TERRENCE P. LAUGHLIN
                                                            ----------------------------------------
                                                            Name: Terrence P. Laughlin
                                                            Title:

    Acknowledged and agreed as of the date first above written:

LIBERTY FINANCIAL COMPANIES, INC.

By:  /s/ GARY L. COUNTRYMAN
     ----------------------------------------
     Name: Gary L. Countryman
     Title:  President

                                     F-2-3

                                                                    APPENDIX F-3

                                                                    June 4, 2001

Fleet National Bank
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

    Liberty Financial Companies, Inc. ("LFC") and Sun Life Assurance Company of Canada ("Sun Life") have entered into a Transition Services and Indemnity Agreement (the "TSA") dated May 2, 2001 in connection with the pending sale by LFC of its annuity and intermediary retail distribution business segments (the "Annuity Business") to Sun Life. Concurrent herewith, LFC and Fleet National Bank ("FleetBoston") are entering into a Stock Purchase Agreement (the "Stock Purchase Agreement") providing for the sale by LFC of its asset management business (the "Asset Management Business") to FleetBoston. In addition, LFC and FleetBoston are entering into a letter agreement regarding certain terms of the TSA (the "TSA Letter Agreement"). Defined terms used herein which are defined herein shall have the meanings given to such terms in the TSA.

    The TSA contemplates that the purchaser of the Asset Management Business will (and FleetBoston has agreed to, subject to the TSA Letter Agreement) become a party thereto upon the closing of its purchase of the Asset Management Business. The TSA provides that the owner of the Asset Management Business will provide certain services to, and receive certain services from, the purchaser of the Annuity Business.

    LFC and FleetBoston now desire to make appropriate arrangements so that, if FleetBoston's purchase of the Asset Management Business closes before Sun Life's purchase of the Annuity Business, FleetBoston nevertheless receives, for the benefit of the Asset Management Business, the services under the TSA that would otherwise have been provided by certain companies within the Annuity Business under the ownership of Sun Life. Therefore, the parties agree that during the interim period, if any, from the closing of FleetBoston's purchase of the Asset Management Business until the closing of Sun Life's purchase of the Annuity Business, which interim period shall not go beyond the date which is four months after the Closing Date (as such term is defined in the Stock Purchase Agreement) (the "Interim Period"), the terms set forth in the TSA (other than Section 15 thereof) shall constitute an agreement between LFC and FleetBoston with the following modifications:

    1. Except as otherwise provided below, during the Interim Period LFC will have all of the rights and obligations of the "Annuity Buyer" under Section 1 of the TSA; and FleetBoston will have all of the rights and obligations of the "Company" under Section 1 of the TSA.

    2. During the Interim Period, LFC will cause IFMG and IFMG's subsidiaries to maintain "proprietary status" of the Funds as such status has been maintained as of the date hereof and, in connection therewith, to provide such level of service, and the Purchaser will cause the AUM Subsidiaries to pay to IFMG and IFMG's subsidiaries, as the case may be, such fees, as have been provided and paid as of the date hereof. LFC agrees that during the Interim Period, the only mutual funds that will have such proprietary status with IFMG will be the Funds. LFC will cause IFMG to provide LFDI's wholesalers with that access provided as of the date hereof.

    3. During the Interim Period, the first sentence of Section 1.5(a) will not be applicable and the AUM Subsidiaries will continue to manage that portion of Keyport's general account currently managed by the AUM Subsidiaries.

                                     F-3-1

    4. LFC will have all of the rights and obligations of, and shall be deemed to be, both the "Annuity Buyer" and the "Company" for all purposes of Section 2 of the TSA, as such section has been modified by the TSA Letter Agreement; and FleetBoston will have all of the rights and obligations of, and shall be deemed to be, the "AUM Owner" for all purposes of Section 2 of the TSA, as such section has been modified by the TSA Letter Agreement; PROVIDED, THAT, this Section 4 shall survive the expiration of the Interim Period and continue in accordance with Section 5 below.

    5.  Except as set forth below, the Transition Period applicable to
Section 1 of the TSA shall end on the last day of the Interim Period if the closing of the sale of the Annuity Business has not occurred prior to such date. In that case, however, (i) the indemnification rights and obligations of the parties under Section 2 of the TSA (as modified by Section 4 of this Agreement), and (ii) the applicable provisions of Sections 3 through 14 of the TSA, shall remain in full force and effect

    6. Prior to the expiration of the Interim Period, the parties will use their reasonable efforts to negotiate in good faith the terms of an agreement providing for similar arrangements as in the TSA to take effect after the Interim Period if the closing of the sale of the Annuity Business has not occurred prior to such date.

    In construing this Agreement, it is the intent of the parties that during the interim period between the sale of the Asset Management Business and the sale of the Annuity Business, if any, (a) LFC will provide to FleetBoston the services and indemnities that the TSA contemplates the "Company" and the "Annuity Buyer" will provide to the "AUM Owner" after FleetBoston's purchase of the Asset Management Business, as such services and indemnities have been modified by this agreement and the TSA Letter Agreement, and (b) FleetBoston as owner of the Asset Management Business will provide to LFC the services and indemnities that the TSA contemplates the "AUM Owner" will provide to the "Company" and the "Annuity Buyer" after FleetBoston's purchase of the Asset Management Business, as such services and indemnities have been modified by this agreement and the TSA Letter Agreement. If the sale of the Annuity Business closes before the sale of the Asset Management Business to FleetBoston, this agreement will be of no effect.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that the rights of the parties under this Agreement shall not be assigned except that Purchaser may assign its rights and obligations in whole or in part to any of its affiliates, but no such assignment shall relieve the Purchaser of its obligations hereunder.

                                     F-3-2

    If the foregoing corresponds with your understanding of our agreement with respect to the subject matter hereof, please sign and return to the undersigned one or more counterparts of this letter, whereupon this letter shall become a legally valid and binding contract between LFC and you.

                                                       Sincerely,

                                                       LIBERTY FINANCIAL COMPANIES, INC.

                                                       By:  /s/ GARY L. COUNTRYMAN
                                                            ----------------------------------------
                                                            Name: Gary L. Countryman
                                                            Title:  President

The foregoing is hereby accepted and agreed to:

FLEET NATIONAL BANK

By:  /s/ TERRENCE P. LAUGHLIN
     ----------------------------------------
     Name: Terrence P. Laughlin
     Title:

                                     F-3-3

                                                                      APPENDIX G

                       LIBERTY FINANCIAL COMPANIES, INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    This charter governs the operations of the Audit Committee of Liberty Financial Companies, Inc. (the "Company"). The Audit Committee shall review and reassess the charter at least annually and recommend any proposed changes to the Board of Directors for approval. The Audit Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Audit Committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication with independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered within its scope to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing the company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should ensure management has set an appropriate corporate tone for quality financial reporting, sound business risk practices, and ethical behavior. The Audit Committee shall make regular reports to the Board of Directors.

    The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    - The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Company's shareholders. The Audit Committee shall evaluate and, where appropriate, recommend that the Board of Directors replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review with management and recommend to the Board of Directors the selection of the Company's independent auditors, subject to shareholders' approval. Also, the Audit Committee will review with management the appointment of the internal auditor and see that performance issues, if any, are properly addressed.

    - The Audit Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management, the internal auditors, and the independent auditors, the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs, and any major changes to the Company's accounting principles.

    - The Audit Committee shall discuss with the independent auditors matters required to be communicated to the Audit Committee under generally accepted auditing standards. The Chair of the Audit Committee may represent the entire Audit Committee for communication done in connection with interim reporting.

    - The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The Audit Committee shall determine whether to recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K. The Audit Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      PROXY                                                         PROXY
                        LIBERTY FINANCIAL COMPANIES, INC.
                               600 ATLANTIC AVENUE
                                BOSTON, MA 02210


             SPECIAL MEETING OF STOCKHOLDERS--_______________, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       LIBERTY FINANCIAL COMPANIES, INC.


         The undersigned stockholder of Liberty Financial Companies, Inc. ("LFC"), a Massachusetts corporation, revoking all previous proxies, acknowledges receipt of Notice of Special Meeting and accompanying Proxy Statement and appoints __________________________________, as proxies with full power of substitution to vote all shares of LFC that I am entitled to vote (the "Shares"), upon all matters presented at the special meeting of stockholders to be held on ______________, 2001, at 11:00 a.m., local time, in Room AV-1 on the third floor of The Federal Reserve Bank of Boston at 600 Atlantic Avenue, Boston, Massachusetts, and any adjournment and postponement thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE SALE TO SUN LIFE ASSURANCE COMPANY OF CANADA, THE SALE TO FLEET NATIONAL BANK AND THE MERGER OF LFC WITH AND INTO LFC ACQUISITION CORPORATION.

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                        LIBERTY FINANCIAL COMPANIES, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. To authorize and approve the sale by LFC to Sun Life Assurance Company of Canada, a Canadian insurance corporation, of LFC's annuity and intermediary retail distribution business through the sale of the stock of the direct and indirect subsidiaries that constitute that business, pursuant to a stock purchase agreement dated May 2, 2001, all as described in the accompanying proxy statement.

                    For            Against            Abstain

                   [ ]                 [ ]                 [ ]

2. To authorize and approve the sale by LFC to Fleet National Bank, a national banking association, of LFC's asset management business through the sale of the stock of the direct and indirect subsidiaries of LFC that constitute that business, pursuant to a stock purchase agreement dated June 4, 2001, all as described in the accompanying proxy statement.

                    For            Against            Abstain

                   [ ]                 [ ]                 [ ]

3. To adopt and approve the agreement and plan of merger dated as of June 4, 2001, by and among LFC, Liberty Mutual Insurance Company, LFC's controlling stockholder, and LFC Acquisition Corporation, pursuant to which LFC Acquisition Corporation will be merged with and into LFC, with LFC being the surviving corporation, all as described in the accompanying proxy statement.

                    For            Against            Abstain

                   [ ]                 [ ]                 [ ]

4. In their discretion, the proxies are authorized to vote the Shares upon such other business as may properly come before the Special Meeting.




You are urged to mark, sign and return your proxy promptly in the enclosed self-addressed, postage-paid (if mailed in the United States) envelope. DO NOT SUBMIT ANY STOCK CERTIFICATES WITH THIS PROXY CARD.

Change of Address Mark Here                          [ ]

Mark Here if You Plan to Attend the Meeting          [ ]

Dated:
       ----------------------------------------------------------------


-----------------------------------------------------------------------
SIGNATURE OF STOCKHOLDER


-----------------------------------------------------------------------
SIGNATURE OF STOCKHOLDER

When signing the proxy, please date it and take care to have the signature correspond to the stockholder's name as it appears on this side of the proxy.
If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                PLEASE MARK, SIGN AND RETURN YOUR PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE